                                                                    Exhibit 10.1



                        Pooling and Servicing Agreement

                                                                  EXECUTION COPY

- --------------------------------------------------------------------------------

               RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.,

                                   Company,

                       RESIDENTIAL FUNDING CORPORATION,

                               Master Servicer,

                                      and

                            BANKERS TRUST COMPANY,

                                    Trustee



                        POOLING AND SERVICING AGREEMENT

                           Dated as of July 1, 1996



                       Mortgage Pass-Through Certificates

                                Series 1996-S16


- --------------------------------------------------------------------------------

                               TABLE OF CONTENTS
                                                            Page

                                    ARTICLE I

                                  DEFINITIONS


Section 1.01.    Definitions....................................   3
     Accrued Certificate Interest...............................   3
     Adjusted Mortgage Rate.....................................   4
     Adjusted Senior Accelerated Distribution
             Percentage.........................................   4
     Adjusted Senior Percentage.................................   5
     Advance....................................................   5
     Affiliate..................................................   5
     Agreement..................................................   6
     Amount Held for Future Distribution........................   6
     Appraised Value............................................   6
     Assignment.................................................   6
     Assignment Agreement.......................................   6
     Assignment of Proprietary Lease............................   6
     Available Distribution Amount..............................   7
     Bankruptcy Amount..........................................   7
     Bankruptcy Code............................................   8
     Bankruptcy Loss............................................   8
     Book-Entry Certificate.....................................   8
     Business Day...............................................   8
     Buydown Funds..............................................   8
     Buydown Mortgage Loan......................................   9
     Cash Liquidation...........................................   9
     Certificate................................................   9
     Certificate Account........................................   9
     Certificate Account Deposit Date...........................   9
     Certificateholder or Holder................................   9
     Certificate Owner..........................................   9
     Certificate Principal Balance..............................  10
     Certificate Register and Certificate Registrar.............  11
     Class......................................................  11
     Class A Certificate........................................  11
     Class A-3 Optimal Principal Distribution Amount............  11
     Class A-3 Percentage.......................................  11
     Class A-24 Collection Shortfall............................  11
     Class A-24 Principal Distribution Amount...................  11
     Class B Certificate........................................  12
     Class B Percentage.........................................  12

                                                                Page
                                                                ----

     Class B-1 Percentage.......................................  12
     Class B-1 Prepayment Distribution Trigger..................  12
     Class B-2 Percentage.......................................  12
     Class B-2 Prepayment Distribution Trigger..................  12
     Class B-3 Percentage.......................................  12
     Class B-3 Prepayment Distribution Trigger..................  13
     Class M Certificate........................................  13
     Class M Percentage.........................................  13
     Class M-1 Percentage.......................................  13
     Class M-2 Percentage.......................................  13
     Class M-2 Prepayment Distribution Trigger..................  13
     Class M-3 Percentage.......................................  13
     Class M-3 Prepayment Distribution Trigger..................  14
     Class R Certificate........................................  14
     Closing Date...............................................  14
     Code.......................................................  14
     Compensating Interest......................................  14
     Cooperative................................................  14
     Cooperative Apartment......................................  14
     Cooperative Lease..........................................  15
     Cooperative Loans..........................................  15
     Cooperative Stock..........................................  15
     Cooperative Stock Certificate..............................  15
     Corporate Trust Office.....................................  15
     Credit Support Depletion Date..............................  15
     Cumulative Insurance Payments..............................  15
     Curtailment................................................  15
     Custodial Account..........................................  15
     Custodial Agreement........................................  16
     Custodian..................................................  16
     Cut-off Date...............................................  16
     Cut-off Date Principal Balance.............................  16
     Debt Service Reduction.....................................  16
     Deficient Valuation........................................  16
     Definitive Certificate.....................................  16
     Deleted Mortgage Loan......................................  16
     Depository.................................................  16
     Depository Participant.....................................  16
     Destroyed Mortgage Note....................................  17
     Determination Date.........................................  17
     Discount Fraction..........................................  17
     Discount Mortgage Loan.....................................  17
     Disqualified Organization..................................  17

                                                                Page
                                                                ----

     Distribution Date..........................................  18
     Due Date...................................................  18
     Due Period.................................................  18
     Eligible Account...........................................  18
     Eligible Funds.............................................  18
     Event of Default...........................................  19
     Excess Bankruptcy Loss.....................................  19
     Excess Fraud Loss..........................................  19
     Excess Special Hazard Loss.................................  19
     Excess Spread..............................................  19
     Excess Subordinate Principal Amount........................  19
     Extraordinary Events.......................................  19
     Extraordinary Losses.......................................  20
     FDIC.......................................................  20
     FHLMC......................................................  20
     Final Distribution Date....................................  20
     Financial Security.........................................  21
     Financial Security Default.................................  21
     Fitch......................................................  21
     FNMA.......................................................  21
     Foreclosure Profits........................................  21
     Fraud Loss Amount..........................................  21
     Fraud Losses...............................................  22
     FSA Insurance Payment......................................  22
     FSA Policy.................................................  22
     FSA Policy Payments Account................................  22
     Guaranteed Distribution....................................  22
     Independent................................................  22
     Initial Certificate Principal Balance......................  22
     Initial Monthly Payment Fund...............................  22
     Insurance Premium..........................................  22
     Insurance Proceeds.........................................  23
     Insured Certificates.......................................  23
     Insured Reserve Fund.......................................  23
     Insured Reserve Withdrawal.................................  23
     Insurer....................................................  23
     Late Collections...........................................  23
     Liquidation Proceeds.......................................  23
     Loan-to-Value Ratio........................................  23
     Maturity Date..............................................  23
     Monthly Payment............................................  24
     Moody's....................................................  24
     Mortgage...................................................  24

                                                                Page
                                                                ----

     Mortgage File..............................................  24
     Mortgage Loan Schedule.....................................  24
     Mortgage Loans.............................................  25
     Mortgage Note..............................................  25
     Mortgage Rate..............................................  25
     Mortgaged Property.........................................  25
     Mortgagor..................................................  25
     Net Mortgage Rate..........................................  26
     Non-Discount Mortage Loan..................................  26
     Non-Primary Residence Loans................................  26
     Non-United States Person...................................  26
     Nonrecoverable Advance.....................................  26
     Nonsubserviced Mortgage Loan...............................  26
     Notional Amount............................................  26
     Officers' Certificate......................................  26
     Opinion of Counsel.........................................  26
     Original Senior Percentage.................................  27
     Outstanding Mortgage Loan..................................  27
     Owner or Holder............................................  27
     Ownership Interest.........................................  27
     Pass-Through Rate..........................................  27
     Paying Agent...............................................  28
     Percentage Interest........................................  28
     Permitted Investments......................................  28
     Permitted Transferee.......................................  29
     Person.....................................................  29
     Pool Stated Principal Balance..............................  29
     Prepayment Allocation Test.................................  30
     Prepayment Assumption......................................  30
     Prepayment Distribution Percentage.........................  30
     Prepayment Distribution Trigger............................  32
     Prepayment Interest Shortfall..............................  32
     Prepayment Lockout Certificates............................  32
     Prepayment Lockout Percentage..............................  32
     Prepayment Period..........................................  32
     Primary Insurance Policy...................................  32
     Principal Prepayment.......................................  32
     Principal Prepayment in Full...............................  33
     Program Guide..............................................  33
     Purchase Price.............................................  33
     Qualified Substitute Mortgage Loan.........................  33
     Rating Agency..............................................  34
     Realized Loss..............................................  34

                                                                Page
                                                                ----

     Record Date................................................  34
     Regular Certificate........................................  34
     REMIC......................................................  35
     REMIC Administrator........................................  35
     REMIC Provisions...........................................  35
     REO Acquisition............................................  35
     REO Disposition............................................  35
     REO Imputed Interest.......................................  35
     REO Proceeds...............................................  35
     REO Property...............................................  35
     Request for Release........................................  35
     Required Insurance Policy..................................  36
     Residential Funding........................................  36
     Responsible Officer........................................  36
     Security Agreement.........................................  36
     Seller.....................................................  36
     Seller's Agreement.........................................  36
     Senior Certificates........................................  36
     Senior Percentage..........................................  36
     Senior Principal Distribution Amount.......................  36
     Senior Support Depletion Date..............................  37
     Servicing Accounts.........................................  37
     Servicing Advances.........................................  37
     Servicing Fee..............................................  37
     Servicing Officer..........................................  37
     Special Hazard Amount......................................  37
     Special Hazard Loss........................................  38
     Spread Rate................................................  38
     Standard & Poor's..........................................  38
     Stated Principal Balance...................................  39
     Subordinate Percentage.....................................  39
     Subordinate Principal Distribution Amount..................  39
     Subserviced Mortgage Loan..................................  40
     Subservicer................................................  40
     Subservicer Advance........................................  40
     Subservicing Account.......................................  40
     Subservicing Agreement.....................................  40
     Subservicing Fee...........................................  40
     Super Senior Optimal Principal Distribution Amount.........  40
     Super Senior Percentage....................................  40
     Tax Returns................................................  40
     Transfer...................................................  41

                                                                Page
                                                                ----

     Transferee.................................................  41
     Transferor.................................................  41
     Trust Fund.................................................  41
     Uncertificated REMIC Regular Interests.....................  41
     Underwriter................................................  42
     Uniform Single Attestation Program for Mortgage
          Bankers...............................................  42
     Uninsured Cause............................................  42
     United States Person.......................................  42
     Variable Strip Certificates................................  42
     Voting Rights..............................................  42


                                   ARTICLE II

                         CONVEYANCE OF MORTGAGE LOANS;
                       ORIGINAL ISSUANCE OF CERTIFICATES


Section 2.01.          Conveyance of Mortgage Loans......................  43
Section 2.02.          Acceptance by Trustee.............................  48
Section 2.03.          Representations, Warranties and
                       Covenants of the Master Servicer and the
                       Company...........................................  50
Section 2.04.          Representations and Warranties
                       of Sellers
Section 2.05.          Execution and Authentication of
                       Certificates......................................  57

                                  ARTICLE III

                          ADMINISTRATION AND SERVICING
                               OF MORTGAGE LOANS

Section 3.01.          Master Servicer to Act as Servicer................  58
Section 3.02.          Subservicing Agreements Between Master
                       Servicer and Subservicers; Enforcement
                       of Subservicers' and Sellers'
                       Obligations.......................................  59
Section 3.03.          Successor Subservicers............................  60
Section 3.04.          Liability of the Master Servicer..................  61
Section 3.05.          No Contractual Relationship Between
                       Subservicer and Trustee or

                                                                        Page
                                                                        ----

                       Certificateholders or the Owner of the
                       Excess Spread......................................61
Section 3.06.          Assumption or Termination of
                       Subservicing Agreements by Trustee.................62
Section 3.07.          Collection of Certain Mortgage Loan
                       Payments; Deposits to Custodial Account............62
Section 3.08.          Subservicing Accounts;
                       Servicing Accounts.................................65
Section 3.09.          Access to Certain Documentation and
                       Information Regarding the Mortgage
                       Loans..............................................67
Section 3.10.          Permitted Withdrawals from the
                       Custodial Account..................................67
Section 3.11.          Maintenance of the Primary Insurance
                       Policies; Collections Thereunder...................69
Section 3.12.          Maintenance of Fire Insurance and
                       Omissions and Fidelity Coverage....................70
Section 3.13.          Enforcement of Due-on-Sale Clauses;
                       Assumption and Modification Agreements;
                       Certain Assignments
Section 3.14.          Realization Upon Defaulted
                       Mortgage Loans..................................... 75
Section 3.15.          Trustee to Cooperate;
                       Release of Mortgage Files.......................... 77
Section 3.16.          Servicing and Other Compensation;
                       Compensating Interest.............................. 79
Section 3.17.          Reports to the Trustee and the Company............. 80
Section 3.18.          Annual Statement as to Compliance.................. 80
Section 3.19.          Annual Independent Public Accountants'
                       Servicing Report................................... 81
Section 3.20.          Rights of the Company in Respect
                       of the Master Servicer............................. 82
Section 3.21.          Administration of Buydown Funds.................... 82

                                   ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS


Section 4.01.          Certificate Account................................  84
Section 4.02.          Distributions......................................  84
Section 4.03.          Statements to Certificateholders and the
                       Owner of the Excess Spread.........................  99

                                                                           Page
                                                                           ----

Section 4.04.          Distribution of Reports to the
                       Trustee and the Company; Advances
                       by the Master Servicer............................   102
Section 4.05.          Allocation of Realized Losses.....................   104
Section 4.06.          Reports of Foreclosures and Abandonment
                       of Mortgaged Property.............................   106
Section 4.07.          Optional Purchase of Defaulted Mortgage
                       Loans.............................................   106
Section 4.08.          Insured Reserve Fund..............................   107

                                   ARTICLE V

                       THE CERTIFICATES AND EXCESS SPREAD


Section 5.01.          The Certificates..................................  108
Section 5.02.          Registration of Transfer and Exchange of
                       Certificates and Restrictions on
                       Transfer of Excess Spread.........................  110
Section 5.03.          Mutilated, Destroyed, Lost or Stolen
                       Certificates......................................  117
Section 5.04.          Persons Deemed Owners.............................  117
Section 5.05.          Appointment of Paying Agent.......................  117
Section 5.06.          Optional Purchase of Certificates.................  118

                                   ARTICLE VI

                      THE COMPANY AND THE MASTER SERVICER

Section 6.01.          Respective Liabilities of the Company
                       and the Master Servicer...........................  121
Section 6.02.          Merger or Consolidation of the
                       Company or the Master Servicer;
                       Assignment of Rights and Delegation
                       of Duties by Master Servicer......................  121
Section 6.03.          Limitation on Liability of the Company,
                       the Master Servicer and Others....................  122
Section 6.04.          Company and Master
                       Servicer Not to Resign............................  123

                                  ARTICLE VII

                                    DEFAULT

                                                                          Page
                                                                          ----

Section 7.01.          Events of Default.................................  124
Section 7.02.          Trustee or Company to Act; Appointment
                       of Successor......................................  126
Section 7.03.          Notification to Certificateholders................  127
Section 7.04.          Waiver of Events of Default.......................  127

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

Section 8.01.    Duties of Trustee.......................................  129
Section 8.02.    Certain Matters Affecting the Trustee...................  131
Section 8.03.    Trustee Not Liable for Certificates or
                 Mortgage Loans..........................................  133
Section 8.04.    Trustee May Own Certificates............................  133
Section 8.05.    Master Servicer to Pay Trustee's Fees
                 and Expenses; Indemnification...........................  133
Section 8.06.    Eligibility Requirements for Trustee....................  134
Section 8.07.    Resignation and Removal of the Trustee..................  135
Section 8.08.    Successor Trustee.......................................  136
Section 8.09.    Merger or Consolidation of Trustee......................  137
Section 8.10.    Appointment of Co-Trustee or Separate
                 Trustee.................................................  137
Section 8.11.    Appointment of Custodians...............................  138
Section 8.12.    Appointment of Office or Agency.........................  139

                                   ARTICLE IX

                                  TERMINATION

Section 9.01.  Termination Upon Purchase by the Master
               Servicer or the Company
               or Liquidation of All Mortgage Loans......................  140
Section 9.02.  Additional Termination Requirements.......................  143

                                   ARTICLE X

                                REMIC PROVISIONS

Section 10.01. REMIC Administration......................................  145
Section 10.02. Master Servicer, REMIC Administrator
               and Trustee Indemnification...............................  149

                                                                          Page
                                                                          ----


                                   ARTICLE XI

                                CERTAIN MATTERS
                          REGARDING FINANCIAL SECURITY

Section 11.01. Rights of Financial Security To Exercise
               Rights of Insured Certificateholders......................  151

Section 11.02. Claims Upon the FSA Policy; FSA Policy
               Payments Account..........................................  151
Section 11.03. Effect of Payments by Financial
               Security; Subrogation.....................................  153
Section 11.04. Notices and Information to Financial
               Security..................................................  153
Section 11.05. Trustee to Hold FSA Policy................................  153
Section 11.06. Payment of Insurance Premium..............................  154

                                  ARTICLE XII

                            MISCELLANEOUS PROVISIONS


Section 12.01. Amendment.................................................  155
Section 12.02. Recordation of Agreement; Counterparts....................  158
Section 12.03. Limitation on Rights
               of Certificateholders.....................................  158
Section 12.04. Governing Law.............................................  159
Section 12.05. Notices...................................................  159
Section 12.06. Notices to Rating Agency..................................  160
Section 12.07. Severability of Provisions................................  161
Section 12.08. Supplemental Provisions for
               Resecuritization..........................................  162



                                 EXHIBITS

Exhibit A:  Form of Class A Certificate
Exhibit B:  Form of Class M Certificate
Exhibit C:  Form of Class B Certificate
Exhibit D:  Form of Class R Certificate
Exhibit E:  Form of Custodial Agreement
Exhibit F:  Mortgage Loan Schedule
Exhibit G:  Form of Seller/Servicer Contract

Exhibit H:    Forms of Request for Release
Exhibit I-1:  Form of Transfer Affidavit and Agreement
Exhibit I-2:  Form of Transferor Certificate
Exhibit J:    Form of Investor Representation Letter
Exhibit K:    Form of Transferor Representation Letter
Exhibit L:    Form of Rule 144A Investment Representation Letter
Exhibit M:    Text of Amendment to Pooling and Servicing Agreement Pursuant to
              Section 12.01(e) for a Limited Guaranty
Exhibit N:    Form of Limited Guaranty
Exhibit O:    Form of Lender Certification for Assignment of Mortgage Loan
Exhibit P:    Schedule of Discount Fractions
Exhibit Q:    Copy of FSA Policy

    This is a Pooling and Servicing Agreement, dated as of July 1, 1996, among RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and BANKERS TRUST COMPANY, a New York banking corporation, as Trustee (together with its permitted successors and assigns, the "Trustee"),

                            PRELIMINARY STATEMENT:

    The Company intends to sell mortgage pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans (as defined herein). As provided herein, the Master Servicer will make an election to treat the entire segregated pool of assets described in the definition of Trust Fund herein and subject to this Agreement (including the Mortgage Loans but excluding the Initial Monthly Payment Fund and the Insured Reserve Fund), as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes and such segregated pool of assets will be designated as a "REMIC." The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18, Class A-19, Class A-20, Class A-21, Class A-22, Class A-23, Class A-24, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates and the Uncertificated REMIC Regular Interests (as defined herein), the rights in and to which will initially be represented by the Excess Spread (as defined herein), will be "regular interests" in the REMIC, and the Class R Certificates will be the sole class of "residual interests" therein for purposes of the REMIC Provisions (as defined herein) under federal income tax law.

    The following table sets forth the designation, type, Pass-Through Rate, aggregate Initial Certificate Principal Balance, Maturity Date, initial ratings and certain features for each Class of Certificates issued on the Closing Date comprising the interests in the Trust Fund created hereunder.

                                  Aggregate
                                   Initial
                                Certificate
               Pass-Through       Principal                                    Maturity
 Designation       Rate            Balance                Features               Date       S&P   Fitch
- -------------  -------------  -----------------  --------------------------  -------------  ----  -----

Class A-1             7.750%      $  19,601,888  Super Senior                July 25, 2026  AAA    AAA
Class A-2             7.750%      $  57,937,351  Super Senior                July 25, 2026  AAA    AAA
Class A-3             7.750%      $  32,313,578  Super Senior                July 25, 2026  AAA    AAA
Class A-4             7.750%      $  49,946,015  Super Senior                July 25, 2026  AAA    AAA
Class A-5             7.750%      $  17,641,789  Prepayment Lockout/         July 25, 2026  AAA    AAA
                                                 Senior Support
Class A-6             7.750%      $  16,661,690  Prepayment Lockout/Super    July 25, 2026  AAA    AAA
                                                 Senior
Class A-7             8.000%      $  20,493,335  Super Senior                July 25, 2026  AAA    AAA
Class A-8             7.500%      $  19,268,210  Super Senior                July 25, 2026  AAA    AAA
Class A-9             7.750%      $   5,000,000  Insured/Super Senior        July 25, 2026  AAA    AAA
Class A-10            8.000%      $   7,000,000  Insured/Super Senior        July 25, 2026  AAA    AAA
Class A-11            7.750%      $   4,900,496  Super Senior                July 25, 2026  AAA    AAA
Class A-12            7.600%      $   5,000,000  Insured/Super Senior        July 25, 2026  AAA    AAA
Class A-13            0.000%      $     291,667  Principal Only/             July 25, 2026  AAAr   AAA
                                                 Super Senior
Class A-14            7.750%      $   1,883,298  Super Senior                July 25, 2026  AAA    AAA
Class A-15            7.750%      $   1,300,000  Insured/Super Senior/Class  July 25, 2026  AAA    AAA
                                                 A-3 Support
Class A-16            7.750%      $  18,886,422  Super Senior                July 25, 2026  AAA    AAA
Class A-17            7.750%      $   1,225,125  Super Senior                July 25, 2026  AAA    AAA
Class A-18            7.650%      $   7,082,000  Insured/Super Senior        July 25, 2026  AAA    AAA
Class A-19            7.575%      $   8,382,000  Insured/Super Senior        July 25, 2026  AAA    AAA
Class A-20            7.750%      $   5,534,742  Super Senior                July 25, 2026  AAA    AAA
Class A-21            7.750%      $  19,601,988  Super Senior                July 25, 2026  AAA    AAA
Class A-22            7.750%      $  14,717,439  Super Senior                July 25, 2026  AAA    AAA
Class A-23            7.750%      $   8,365,657  Super Senior                July 25, 2026  AAA    AAA
Class A-24            0.000%      $   1,118,434  Principal Only/Senior       July 25, 2026  AAAr   AAA
Class R               7.750%      $         100  Residual/Super Senior       July 25, 2026  AAA    AAA
Class M-1             7.750%      $   7,283,700  Mezzanine                   July 25, 2026   AA    AA
Class M-2             7.750%      $   4,552,300  Mezzanine                   July 25, 2026   A      A
Class M-3             7.750%      $   4,006,000  Mezzanine                   July 25, 2026  N/A    BBB
Class B-1             7.750%      $   1,820,900  Subordinate                 July 25, 2026  N/A    BB
Class B-2             7.750%      $     910,500  Subordinate                 July 25, 2026  N/A     B
Class B-3             7.750%      $1,456,687.10  Subordinate                 July 25, 2026  N/A    N/A

  The Company may cause one or more additional classes of Class A Certificates to be issued herein upon the terms set forth in Section 5.01(c), each of which shall bear a numerical designation immediately sequentially following the highest numerical designation of the Class A Certificates previously issued, which evidence ownership of specified Uncertificated REMIC Regular Interests, each of which will have no Certificate

Principal Balance and will have varying maturity dates no later than July 25, 2026.

  The Mortgage Loans have an aggregate Cut-off Date Principal Balance equal to $364,183,311.55. The Mortgage Loans are fixed rate mortgage loans having terms to maturity at origination or modification of not more than 30 years.

  In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

  Section 1.01.       Definitions.
                      -----------

  Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

   Accrued Certificate Interest:  With respect to each Distribution Date, as to
  -----------------------------
any Class A Certificate (other than the Class A-13 Certificates, Class A-24 Certificates and any Variable Strip Certificates), any Class M Certificate, any Class B Certificate or any Class R Certificate, one month's interest accrued at the related Pass-Through Rate on the Certificate Principal Balance thereof immediately prior to such Distribution Date. With respect to each Distribution Date, as to any Variable Strip Certificates, one month's interest at the related Pass-Through Rate on the Notional Amount thereof. Accrued Certificate Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months. In each case Accrued Certificate Interest on any Class of Certificates will be reduced by the amount of (i) Prepayment Interest Shortfalls (to the extent not offset by (x) the Master Servicer with a payment of Compensating Interest as provided in Section 4.01 or (y) an Insured Reserve Withdrawal), (ii) the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses (including Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses) not allocated solely to one or more specific Classes of Certificates pursuant to Section 4.05, (iii) the interest portion of Advances previously made with respect to a Mortgage Loan or REO Property which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property that were made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses and (iv) any other interest shortfalls not covered by the subordination provided by the Class M Certificates and Class B Certificates, including interest that is not collectible from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations as in effect from time to time, with all such reductions allocated among all of the Certificates and to the Excess Spread in proportion to their respective amounts of Accrued Certificate Interest and the amount of Excess Spread payable on such Distribution Date which would have resulted absent such reductions. In addition to that portion of the reductions described in the preceding sentence that are allocated to any Class of Class B Certificates or any Class of Class M Certificates, Accrued Certificate Interest on such Class of Class B Certificates or such Class of Class M Certificates will be reduced by the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses that are allocated solely to such Class of Class B Certificates or such Class of Class M Certificates pursuant to Section 4.05.

   Adjusted Mortgage Rate:  With respect to any Mortgage Loan and any date of
  -----------------------
determination, the Mortgage Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

  Adjusted Senior Accelerated Distribution Percentage:  With respect to any
  ---------------------------------------------------
Distribution Date, the percentage indicated below:


                                        Adjusted Senior Accelerated
  Distribution Date                       Distribution Percentage
  -----------------                       -----------------------


August 1996 through
July 2001..........................    100%

August 2001 through
July 2002..........................    Adjusted Senior Percentage,
                                       plus 70% of the sum of the
                                       Subordinate Percentage and the
                                       Prepayment Lockout Percentage

August 2002 through
July 2003............................  Adjusted Senior Percentage,
                                       plus 60% of the sum of the
                                       Subordinate Percentage and the
                                       Prepayment Lockout Percentage
August 2003 through
July 2004............................  Adjusted Senior Percentage,
                                       plus 40% of the sum of the
                                       Subordinate Percentage and the
                                       Prepayment Lockout Percentage
August 2004 through
July 2005............................  Adjusted Senior Percentage,
                                       plus 20% of the sum of the
                                       Subordinate Percentage and the
                                       Prepayment Lockout Percentage

August 2005 and
thereafter...........................  Adjusted Senior Percentage



provided, however, (i) that any scheduled reduction to the Adjusted Senior
- --------  -------
Accelerated Distribution Percentage described above shall not occur as of any Distribution Date unless either (a)(1)(X) the outstanding principal balance of the Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Class M and Class B Certificates, is less than 50% or (Y) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 2% and
(2) Realized Losses on the Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45% or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Class M Certificates and Class B Certificates or (b)(1) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and
(2) Realized Losses on the Mortgage Loans to date for such Distribution Date are less than 10% of the sum of the Initial Certificate Principal Balances of the Class M Certificates and Class B Certificates and (ii) that for any Distribution Date on which the Adjusted Senior Percentage is greater than the Original Adjusted Senior Percentage, the Adjusted Senior Accelerated Distribution Percentage for such Distribution Date shall be 100%. Notwithstanding the foregoing, upon the reduction of the aggregate Certificate Principal Balance of the Senior Certificates (other than the Prepayment Lockout Certificates and Class A-24 Certificates) to zero, the Adjusted Senior Accelerated Distribution Percentage shall thereafter be 0%.

   Adjusted Senior Percentage:  As of any Distribution Date, the lesser of 100%
  ---------------------------
and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Senior Certificates (other than the Prepayment Lockout Certificates and the Class A-24 Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage
Loan) immediately prior to such Distribution Date.

   Advance:  As to any Mortgage Loan, any advance made by the Master Servicer,
  --------
pursuant to Section 4.04.

   Affiliate:  With respect to any Person, any other Person controlling,
  ----------
controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

   Agreement:  This Pooling and Servicing Agreement and all amendments hereof
  ----------
and supplements hereto.

   Amount Held for Future Distribution:  As to any Distribution Date, the total
  ------------------------------------
of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of (i) Liquidation Proceeds, Insurance Proceeds, Principal Prepayments, Mortgage Loan purchases made pursuant to
Section 2.02, 2.03 or 2.04 and Mortgage Loan substitutions made pursuant to
Section 2.03 or 2.04 received or made in the month of such Distribution Date (other than such Liquidation Proceeds, Insurance Proceeds and purchases of Mortgage Loans that the Master Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)) and (ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the related Due Date.

   Appraised Value:  As to any Mortgaged Property, the lesser of (i) the
  ----------------
appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (ii) the sales price of the Mortgaged Property at such time of origination, except in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan as to which it is either the appraised value determined above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be.

   Assignment:  An assignment of the Mortgage, notice of transfer or equivalent
  -----------
instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

   Assignment Agreement:  The Assignment and Assumption Agreement, dated July
  ---------------------
30, 1996, between Residential Funding and the Company relating to the transfer and assignment of the Mortgage Loans.

   Assignment of Proprietary Lease:  With respect to a Cooperative Loan, the
  --------------------------------
assignment of the related Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

   Available Distribution Amount:  As to any Distribution Date, an amount equal
  ------------------------------
to (a) the sum of (i) the amount relating to the Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans, (ii) the amount of any Advance made on the immediately preceding Certificate Account Deposit Date,
(iii) any amount deposited in the Custodial Account pursuant to Section 3.12(a) and (iv) any amount deposited in the Certificate Account pursuant to Section 4.07, reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (w) aggregate Foreclosure Profits,
(x) the Amount Held for Future Distribution, and (y) amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the Mortgage Loans pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a).

   Bankruptcy Amount:  As of any date of determination prior to the first
  ------------------
anniversary of the Cut-off Date, an amount equal to the excess, if any, of (A) $140,078 over (B) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05.
As of any date of determination on or after the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of (1) the lesser of (a) the Bankruptcy Amount calculated as of the close of business on the Business Day immediately preceding the most recent anniversary of the Cut-off Date coinciding with or preceding such date of determination (or, if such date of determination is an anniversary of the Cut-off Date, the Business Day immediately preceding such date of determination) (for purposes of this definition, the "Relevant Anniversary") and (b) the greater of

  (A) the greater of (i) 0.0006 times the aggregate principal balance of all the Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary having a Loan-to-Value Ratio at origination which exceeds 75% and (ii) $100,000; and (B) the greater of (i) the product of (x) an amount equal to the largest difference in the related Monthly Payment for any Non-Primary Residence Loan remaining in the Mortgage Pool which had an original Loan-to-Value Ratio of 80% or greater that would result if the Net Mortgage Rate thereof was equal to the weighted average (based on the principal balance of the Mortgage Loans as of the Relevant Anniversary) of the Net Mortgage Rates of all Mortgage Loans as of the Relevant Anniversary less 1.25% per annum, (y) a number equal to the weighted average remaining term to maturity, in months, of all Non-Primary Residence Loans remaining in the Mortgage Pool as of the Relevant Anniversary, and (z) one plus the quotient of the number of all Non-Primary Residence Loans remaining in the Mortgage Pool divided by the total number of Outstanding Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary, and (ii) $50,000, over (2) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the Relevant Anniversary.

  The Bankruptcy Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

   Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.
  ----------------

   Bankruptcy Loss:  With respect to any Mortgage Loan, a Deficient Valuation or
  ----------------
Debt Service Reduction; provided, however, that neither a Deficient Valuation
                        --------  -------
nor a Debt Service Reduction shall be deemed a Bankruptcy Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

   Book-Entry Certificate:  Any Certificate registered in the name of the
  -----------------------
Depository or its nominee.

   Business Day:  Any day other than (i) a Saturday or a Sunday or (ii) a day on
  -------------
which banking institutions in the State of New York, the State of Michigan, the State of California or the State of Illinois (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

   Buydown Funds:  Any amount contributed by the seller of a Mortgaged Property,
  --------------
the Company or other source in order to enable the Mortgagor to reduce the payments required to be made from the Mortgagor's funds in the early years of a Mortgage Loan. Buydown Funds are not part of the Trust Fund prior to deposit into the Custodial or Certificate Account.

   Buydown Mortgage Loan:  Any Mortgage Loan as to which a specified amount of
  ----------------------
interest is paid out of related Buydown Funds in accordance with a related buydown agreement.

   Cash Liquidation:  As to any defaulted Mortgage Loan other than a Mortgage
  -----------------
Loan as to which an REO Acquisition occurred, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

   Certificate:  Any Class A Certificate, Class M Certificate, Class B
  ------------
Certificate or Class R Certificate.

   Certificate Account:  The separate account or accounts created and maintained
  --------------------
pursuant to Section 4.01, which shall be entitled "Bankers Trust Company, as trustee, in trust for the registered holders of Residential Funding Mortgage Securities I, Inc., Mortgage Pass-Through Certificates and the Owner of the Excess Spread, Series 1996-S16" and which must be an Eligible Account.

   Certificate Account Deposit Date:  As to any Distribution Date, the Business
  ---------------------------------
Day prior thereto.

   Certificateholder or Holder:  The Person in whose name a Certificate is
  ----------------------------
registered in the Certificate Register, and, in respect of the Insured Certificates, Financial Security to the extent of Cumulative Insurance Payments, except that neither a Disqualified Organization nor a Non-United States Person shall be a holder of a Class R Certificate for purposes hereof and, solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R Certificate registered in the name of the Company, the Master Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided,
                                                                     --------
however, that the Trustee shall be required to recognize as a "Holder" or
- -------
"Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

   Certificate Owner:  With respect to a Book-Entry Certificate, the Person who
  ------------------
is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

   Certificate Principal Balance:  With respect to each Class A Certificate
  ------------------------------
(other than any Variable Strip Certificates) and Class R Certificate, on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, minus (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance or amount thereof pursuant to Section 4.02(a) and
(y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05; provided, however, that solely for the purposes of determining Financial Security's rights as subrogee, the Certificate Principal Balance of any Insured Certificate shall be deemed to not be reduced by any principal amounts paid to the Holder thereof from FSA Insurance Payments. With respect to each Class M Certificate, on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Class M Certificate as specified on the face thereof, minus (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to
Section 4.02(a) and (y) the aggregate
of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05; provided, that if the Certificate Principal Balances of the Class B Certificates have been reduced to zero, the Certificate Principal Balance of each Class M Certificate of those Class M Certificates outstanding with the highest numerical designation at any given time shall thereafter be calculated to equal the Percentage Interest evidenced by such Certificate times the excess, if any, of (A) the then aggregate Stated Principal Balance of the Mortgage Loans over (B) the then aggregate Certificate Principal Balance of all other Classes of Certificates then outstanding. With respect to each Class B Certificate, on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Class B Certificate as specified on the face thereof, minus (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and (y) the aggregate connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05; provided, that the Certificate Principal Balance of each Class B Certificate of those Class B Certificates outstanding with the highest numerical designation at any given time shall be calculated to equal the Percentage Interest evidenced by such Certificate times the excess, if any, of (A) the then aggregate Stated Principal Balance of the Mortgage Loans over (B) the then aggregate Certificate Principal Balance of all other Classes of Certificates then outstanding. The Variable Strip Certificates will have no Certificate Principal Balance.

   Certificate Register and Certificate Registrar:  The register maintained and
  -----------------------------------------------
the registrar appointed pursuant to Section 5.02.

   Class:  Collectively, all of the Certificates bearing the same designation.
  ------

   Class A Certificate:  Any one of the Class A-1, Class A-2, Class A-3, Class
  --------------------
A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class

A-14, Class A-15, Class A-16, Class A-17, Class A-18, Class A-19, Class A-20, Class A-21, Class A-22, Class A-23 or Class A-24 Certificates, each such Certificate evidencing an interest designated as a "regular interest" in the REMIC for purposes of the REMIC Provisions and, on and after the date of issuance of any Variable Strip Certificates pursuant to Section 5.01(c), such Variable Strip Certificates evidencing the related specified Uncertificated REMIC Regular Interests, in each case executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A.

  Class A-3 Optimal Principal Distribution Amount:  With respect to any
  -----------------------------------------------
Distribution Date, the product of (a) the then-applicable Class A-3 Percentage and (b) the sum of the amounts described in clauses (A), (B), (C), (D), and (F) of Section 4.02 (a)(ii)(Y).

   Class A-3 Percentage:  With respect to any Distribution Date, a fraction,
  ---------------------
expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class A-3 Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Certificate Principal Balance of all Senior Certificates (other than the Class A-24 Certificates) immediately prior to such Distribution Date.

   Class A-24 Collection Shortfall:  With respect to the Cash Liquidation or REO
  --------------------------------
Disposition of a Discount Mortgage Loan and any Distribution Date, the excess of the amount described in Section 4.02(b)(i)(C)(1) over the amount described in
Section 4.02(b)(i)(C)(2).

   Class A-24 Principal Distribution Amount:  As defined in Section 4.02(b)(i).
  -----------------------------------------

   Class B Certificate:  Any one of the Class B-1 Certificates, Class B-2
  --------------------
Certificates or Class B-3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit C and evidencing an interest designated as a "regular interest" in the REMIC for purposes of the REMIC Provisions.

   Class B Percentage:  The Class B-1 Percentage, Class B-2 Percentage and Class
  -------------------
B-3 Percentage.

   Class B-1 Percentage:  With respect to any Distribution Date, a fraction,
  ---------------------
expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class B-1 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

   Class B-1 Prepayment Distribution Trigger:  With respect to any Distribution
  ------------------------------------------
Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 1.15%.

   Class B-2 Percentage:  With respect to any Distribution Date, a fraction,
  ---------------------
expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class B-2 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

   Class B-2 Prepayment Distribution Trigger:  With respect to any Distribution
  ------------------------------------------
Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class B-2 Certificates and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 0.65%.

   Class B-3 Percentage:  With respect to any Distribution Date, a fraction
  ---------------------
expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class B-3 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

   Class B-3 Prepayment Distribution Trigger:  With respect to any Distribution
  ------------------------------------------
Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 0.40%.

   Class M Certificate:  Any one of the Class M-1 Certificates, Class M-2
  --------------------
Certificates or Class M-3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and evidencing an interest designated as a "regular interest" in the REMIC for purposes of the REMIC Provisions.

   Class M Percentage:  The Class M-1 Percentage, Class M-2 Percentage and Class
  -------------------
M-3 Percentage.

     Class M-1 Percentage:  With respect to any Distribution Date, a fraction,
    ---------------------
expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class M-1 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

   Class M-2 Percentage:  With respect to any Distribution Date, a fraction,
  ---------------------
expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class M-2 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

   Class M-2 Prepayment Distribution Trigger:  With respect to any Distribution
  ------------------------------------------
Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class M-2 Certificates,

Class M-3 Certificates, Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 3.50%.

   Class M-3 Percentage:  With respect to any Distribution Date, a fraction,
  ---------------------
expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class M-3 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

   Class M-3 Prepayment Distribution Trigger: With respect to any Distribution
  ------------------------------------------
Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class M-3 Certificates, Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 2.25%.

   Class R Certificate:  Any one of the Class R Certificates executed by the
  --------------------
Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in the REMIC for purposes of the REMIC Provisions.

   Closing Date:  July 30, 1996.
  -------------

   Code:  The Internal Revenue Code of 1986.
  -----

   Compensating Interest:  With respect to any Distribution Date, an amount
  ----------------------
equal to Prepayment Interest Shortfalls resulting from Principal Prepayments in Full during the related Prepayment Period, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans immediately preceding such Distribution Date and (b) the sum of the Servicing Fee, all income and gain on amounts held in the Custodial Account and the Certificate Account and payable to the Certificateholders with respect to such Distribution Date and servicing compensation to which the Master Servicer may be entitled pursuant to Section 3.10(a)(v) and (vi); provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to Section 7.02 except as may be required pursuant to the last sentence of such Section.

   Cooperative:  A private, cooperative housing corporation organized under the
  ------------
laws of, and headquartered in, the State of New York which owns or leases land and all or part of a building or buildings located in the State of New York, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

   Cooperative Apartment:  A dwelling unit in a multi-dwelling building owned or
  ----------------------
leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

   Cooperative Lease:  With respect to a Cooperative Loan, the proprietary lease
  ------------------
or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

   Cooperative Loans:  Any of the Mortgage Loans made in respect of a
  ------------------
Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment of the Cooperative Lease, (iv) financing statements and (v) a stock power (or other similar instrument), and ancillary thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to Section
2.01 and are from time to time held as part of the Trust Fund.

   Cooperative Stock:  With respect to a Cooperative Loan, the single
  ------------------
outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

   Cooperative Stock Certificate:  With respect to a Cooperative Loan, the stock
  ------------------------------
certificate or other instrument evidencing the related Cooperative Stock.

   Corporate Trust Office:  The principal office of the Trustee at which at any
  -----------------------
particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at Four Albany Street, New York, New York 10006,
Attention: Residential Funding Corporation Series 1996-S16.

   Credit Support Depletion Date:  The first Distribution Date on which the
  ------------------------------
Senior Percentage equals 100%.

   Cumulative Insurance Payments:  As of any time of determination, the
  ------------------------------
aggregate of all FSA Insurance Payments previously made by Financial Security under the FSA Policy minus the aggregate of all payments previously made to Financial Security pursuant to Sections 4.02(a)(xvi) and 4.02(i) hereof as reimbursement for FSA Insurance Payments.

   Curtailment:  Any Principal Prepayment made by a Mortgagor which is not a
  ------------
Principal Prepayment in Full.

   Custodial Account:  The custodial account or accounts created and maintained
  ------------------
pursuant to Section 3.07 in the name of a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master Servicer, into which the amounts set forth in Section 3.07 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

   Custodial Agreement:  An agreement that may be entered into among the
  --------------------
Company, the Master Servicer, the Trustee and a Custodian in substantially the form of Exhibit E hereto.

   Custodian:  A custodian appointed pursuant to a Custodial Agreement.
  ----------

   Cut-off Date: July 1, 1996.
  -------------

   Cut-off Date Principal Balance:  As to any Mortgage Loan, the unpaid
  -------------------------------
principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto, whether or not received.

   Debt Service Reduction:  With respect to any Mortgage Loan, a reduction in
  -----------------------
the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

   Deficient Valuation:  With respect to any Mortgage Loan, a valuation by a
  --------------------
court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

   Definitive Certificate:  Any definitive, fully registered Certificate.
  -----------------------

   Deleted Mortgage Loan:  A Mortgage Loan replaced or to be replaced with a
  ----------------------
Qualified Substitute Mortgage Loan.

   Depository:  The Depository Trust Company, or any successor Depository
  -----------
hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in
Section 8-102(3) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

   Depository Participant:  A broker, dealer, bank or other financial
  -----------------------
institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

   Destroyed Mortgage Note:  A Mortgage Note the original of which was
  ------------------------
permanently lost or destroyed and has not been replaced.

   Determination Date:  With respect to any Distribution Date, the 20th day (or
  -------------------
if such 20th day is not a Business Day, the Business Day immediately following such 20th day) of the month of the related Distribution Date.

   Discount Fraction:  With respect to each Discount Mortgage Loan, the fraction
  ------------------
expressed as a percentage, the numerator of which is 7.75% minus the Net Mortgage Rate (or the initial Net Mortgage Rate with respect to any Discount Mortgage Loans as to which the Mortgage Rate is modified pursuant to 3.07(a)) for such Mortgage Loan and the denominator of which is 7.75%. The Discount Fraction with respect to each Discount Mortgage Loan is set forth on Exhibit P attached hereto.

   Discount Mortgage Loan:  Any Mortgage Loan having a Net Mortgage Rate (or the
  -----------------------
initial Net Mortgage Rate) of less than 7.75% per annum and any Mortgage Loan deemed to be a Discount Mortgage Loan pursuant to the definition of Qualified Substitute Mortgage Loan.

   Disqualified Organization:  Any organization defined as a "disqualified
  -----------------------------------------------------------
organization" under Section 860E(e)(5) of the Code, which includes any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code and (v) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms

"United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

   Distribution Date:  The 25th day of any month beginning in the month
  ------------------
immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

   Due Date:  With respect to any Distribution Date, the first day of the month
  ---------
in which such Distribution Date occurs.

   Due Period:  With respect to any Distribution Date, the period commencing on
  -----------
the second day of the month preceding the month of such Distribution Date and ending on the related Due Date.

   Eligible Account:  An account that is any of the following: (i) maintained
  -----------------
with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, either (A) a trust account or accounts maintained in the corporate trust department of The First National Bank of Chicago or (B) an account or accounts maintained in the corporate asset services department of The First National Bank of Chicago, as long as its short term debt obligations are rated P-1 (or the equivalent) or better by each Rating Agency and its long term debt obligations are rated A2 (or the equivalent) or better, by each Rating Agency, or (iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust division of Bankers Trust Company, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

     Eligible Funds:  On any Distribution Date, the portion, if any, of the
    ---------------
Available Distribution Amount remaining after reduction by the sum of (i) the aggregate amount of Accrued Certificate Interest on the Class A and Class R Certificates and the Excess Spread, (ii) the Senior Principal Distribution Amount (determined without regard to Section 4.02(a)(ii)(Y)(D) hereof), (iii) the Class A-24 Principal Distribution Amount (determined without regard to
Section 4.02(b)(i)(E) hereof) and (iv) the aggregate amount of Accrued Certificate Interest on the Class M, Class B-1 and Class B-2 Certificates.

   Event of Default:  As defined in Section 7.01.
  -----------------

   Excess Bankruptcy Loss:  Any Bankruptcy Loss, or portion thereof, which
  -----------------------
exceeds the then applicable Bankruptcy Amount.

   Excess Fraud Loss:  Any Fraud Loss, or portion thereof, which exceeds the
  ------------------
then applicable Fraud Loss Amount.

   Excess Special Hazard Loss:  Any Special Hazard Loss, or portion thereof,
  ---------------------------
that exceeds the then applicable Special Hazard Amount.

   Excess Spread:  With respect to any Distribution Date, the aggregate of one
  --------------
month's interest on the Stated Principal Balance of each Mortgage Loan with respect to which the Company has not on or prior to such Distribution Date issued a class of Variable Strip Certificates representing ownership of the related Uncertificated REMIC Regular Interest, at the applicable Spread Rate with respect to such Mortgage Loan, calculated on the basis of a 360-day year consisting of twelve 30-day months. Excess Spread on any Distribution Date will be reduced by the interest shortfalls described in clauses (i) through (iv) of the fourth sentence of the definition of Accrued Certificate Interest, to the extent allocated thereto pursuant to the provisions of such definition.

   Excess Subordinate Principal Amount:  With respect to any Distribution Date
  ------------------------------------
on which the Certificate Principal Balance of the most subordinate class or classes of Certificates (as established in Section 4.05 hereof) then outstanding is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the excess, if any, of (i) the amount that would otherwise be distributable in respect of principal on such class or classes of Certificates on such Distribution Date over (ii) the excess, if any, of the Certificate Principal Balance of such class or classes of Certificates immediately prior to such Distribution Date over the aggregate amount of Realized Losses to be allocated to such classes of Certificates on such Distribution Date, as reduced by any such amount that is included in Section 4.02(b)(i)(E) hereof.

   Extraordinary Events:  Any of the following conditions with respect to a
  ---------------------
Mortgaged Property or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

  (a) losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to
Section 3.12(b) but are in excess of the coverage maintained thereunder;

  (b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

  (c) hostile or warlike action in time of peace or war, including action in hindering, combatting or defending against an actual, impending or expected attack:

      1. by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

      2.   by military, naval or air forces; or

      3.   by an agent of any such government, power, authority or forces;

  (d) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

  (e) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combatting or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

   Extraordinary Losses:  Any loss incurred on a Mortgage Loan caused by or
  ---------------------
resulting from an Extraordinary Event.

   FDIC:  Federal Deposit Insurance Corporation or any successor thereto.
  -----

   FHLMC:  Federal Home Loan Mortgage Corporation, a corporate instrumentality
  ------
of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

   Final Distribution Date:  The Distribution Date on which the final
  ------------------------
distribution in respect of the Certificates will be made pursuant to Section
9.01 which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.03.

   Financial Security:  Financial Security Assurance Inc., a stock insurance
  -------------------
company organized and created under the laws of the State of New York, and any successors thereto.

   Financial Security Default:  The existence and continuance of a failure by
  ---------------------------
Financial Security to make a payment required under the FSA Policy in accordance with its terms.

   Fitch:  Fitch Investors Service, L.P. or its successor in interest.
  ------

   FNMA:  Federal National Mortgage Association, a federally chartered and
  -----
privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

   Foreclosure Profits:  As to any Distribution Date or related Determination
  --------------------
Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

   Fraud Loss Amount:  As of any date of determination after the Cut-off Date,
  ------------------
an amount equal to: (Y) prior to the first anniversary of the Cut-off Date an amount equal to 2.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the Cut-off Date up to such date of determination and (Z) from the first to the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination. On and after the fifth anniversary of the Cut-off Date the Fraud Loss Amount shall be zero.

  The Fraud Loss Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

   Fraud Losses:  Losses on Mortgage Loans as to which there was fraud in the
  -------------
origination of such Mortgage Loan.

   FSA Insurance Payment:  Any payment made by Financial Security with respect
  ----------------------
to the Insured Certificates under the FSA Policy.

   FSA Policy:  The Financial Guaranty Insurance Policy (No. 50491-N) issued by
  -----------
Financial Security for the benefit of the Holders of the Insured Certificates, including any endorsements thereto, attached hereto as Exhibit Q.

   FSA Policy Payments Account:  The account established pursuant to Section
  ----------------------------
11.02(b) hereof.

   Guaranteed Distribution:  With respect to the Insured Certificates and any
  ------------------------
Distribution Date, as defined in the FSA Policy.

   Independent:  When used with respect to any specified Person, means such a
  ------------
Person who (i) is in fact independent of the Company, the Master Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Company, the Master Servicer or the Trustee or in an Affiliate thereof, and (iii) is not connected with the Company, the Master Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

   Initial Certificate Principal Balance:  With respect to each Class of
  --------------------------------------
Certificates, the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date as set forth in the Preliminary Statement hereto.

   Initial Monthly Payment Fund:  As defined in Section 2.01(f).
  -----------------------------

   Insurance Premium:  As to any Distribution Date, the premium payable to
  ------------------
Financial Security in respect of the FSA Policy, which shall be an amount equal to one-twelfth of the sum of (a) 0.07% multiplied by the aggregate Certificate Principal Balance of the Class A-9, Class A-10 and Class A-19 Certificates immediately prior to such Distribution Date, (b) 0.08% multiplied by the Certificate Principal Balance of the Class A-12 Certificates immediately prior to such Distribution Date, (c) 0.12% multiplied by the Certificate Principal Balance of the Class A-15 Certificates immediately prior to such Distribution Date and (d) 0.070122% multiplied by the Certificate Principal Balance of the Class A-18 Certificates immediately prior to such Distribution Date.

   Insurance Proceeds:  Proceeds paid in respect of the Mortgage Loans pursuant
  -------------------
to any Primary Insurance Policy or any other related insurance policy (excluding the FSA Policy) covering a Mortgage Loan, to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Master Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

   Insured Certificates:  Any one of the Class A-9, Class A-10, Class A-12,
  ---------------------
Class A-15, Class A-18 or Class A-19 Certificates.

   Insured Reserve Fund:   The account established and maintained by the Trustee
  ---------------------
in accordance with Section 4.08 hereof.

   Insured Reserve Withdrawal:   As defined in Section 4.08.
  ---------------------------

   Insurer:  Any named insurer under any Primary Insurance Policy or any
  --------
successor thereto or the named insurer in any replacement policy.

   Late Collections:  With respect to any Mortgage Loan, all amounts received
  -----------------
during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

   Liquidation Proceeds:  Amounts (other than Insurance Proceeds) received by
  ---------------------
the Master Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

   Loan-to-Value Ratio:  As of any date, the fraction, expressed as a
  --------------------
percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

   Maturity Date:  The latest possible maturity date, solely for purposes of
  --------------
Section 1.860G-1(a)(4)(iii) of the Treasury regulations, by which the Certificate Principal Balance of each Class of Certificates (other than the Variable Strip Certificates which have no Certificate Principal Balance) representing a regular interest in the REMIC and the rights to the Excess Spread would be reduced to zero, which is July 25, 2026, the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan. The latest possible Maturity Date for each Uncertificated REMIC Regular Interest is the Distribution Date immediately following the latest scheduled maturity date for the related Mortgage Loan.

   Monthly Payment:  With respect to any Mortgage Loan (including any REO
  ----------------
Property) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient Valuation, or similar proceeding or any moratorium or similar waiver or grace period).

   Moody's:  Moody's Investors Service, Inc., or its successor in interest.
  --------

   Mortgage:  With respect to each Mortgage Note related to a Mortgage Loan
  ---------
which is not a Cooperative Loan, the mortgage, deed of trust or other comparable instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

   Mortgage File:  The mortgage documents listed in Section 2.01 pertaining to a
  --------------
particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

   Mortgage Loan Schedule:  The list of the Mortgage Loans attached hereto as
  -----------------------
Exhibit F (as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans), which list shall set forth at a minimum the following information as to each Mortgage Loan:

(i)    the Mortgage Loan identifying number ("RFC LOAN #");

(ii) the street address of the Mortgaged Property including state and zip code ("ADDRESS");

(iii)  the maturity of the Mortgage Note ("MATURITY DATE");

(iv)   the Mortgage Rate ("ORIG RATE");

(v)    the Subservicer pass-through rate ("CURR NET");

(vi)   the Net Mortgage Rate ("NET MTG RT");

(vii)  the Spread Rate ("SPREAD");

(viii) the initial scheduled monthly payment of principal, if any, and interest ("ORIGINAL P & I");

(ix)   the Cut-off Date Principal Balance ("PRINCIPAL BAL");

(x)    the Loan-to-Value Ratio at origination ("LTV");

(xi) the rate at which the Subservicing Fee accrues ("SUBSERV FEE") and at which the Servicing Fee accrues ("MSTR SERV FEE");

(xii) a code "T," "BT" or "CT" under the column "LN FEATURE," indicating that the Mortgage Loan is secured by a second or vacation residence; and

(xiii) a code "N" under the column "OCCP CODE," indicating that the Mortgage Loan is secured by a non-owner occupied residence.

Such schedule may consist of multiple reports that collectively set forth all of the information required.

   Mortgage Loans:  Such of the mortgage loans transferred and assigned to the
  ---------------
Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule, and Qualified Substitute Mortgage Loans held or deemed held as part of the Trust Fund including, without limitation, (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate, Cooperative Lease and Mortgage File and all rights appertaining thereto, and (ii) with respect to each Mortgage Loan other than a Cooperative Loan, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

   Mortgage Note:  The originally executed note or other evidence of
  --------------
indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

   Mortgage Rate:  As to any Mortgage Loan, the interest rate borne by the
  --------------
related Mortgage Note, or any modification thereto.

   Mortgaged Property:  The underlying real property securing a Mortgage Loan.
  -------------------

   Mortgagor:  The obligor on a Mortgage Note.
  ----------

   Net Mortgage Rate:  As to each Mortgage Loan, a per annum rate of interest
  ------------------
equal to the Adjusted Mortgage Rate less the per annum rate at which the Servicing Fee is calculated.

   Non-Discount Mortage Loan:  A Mortgage Loan that is not a Discount Mortgage
  --------------------------
Loan.

   Non-Primary Residence Loans:  The Mortgage Loans designated as secured by
  ----------------------------
second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

   Non-United States Person:  Any Person other than a United States Person.
  -------------------------

   Nonrecoverable Advance:  Any Advance previously made or proposed to be made
  -----------------------
by the Master Servicer in respect of a Mortgage Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Master Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer from related Late Collections, Insurance Proceeds, Liquidation Proceeds, REO Proceeds or amounts reimbursable to the Master Servicer pursuant to Section 4.02(a) hereof. The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate delivered to the Company, the Trustee and Financial Security.

   Nonsubserviced Mortgage Loan:  Any Mortgage Loan that, at the time of
  -----------------------------
reference thereto, is not subject to a Subservicing Agreement.

  Notional Amount:  As of any Distribution Date, with respect to any class of
  ---------------
Variable Strip Certificates, the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests represented by such Class of Variable Strip Certificates.

   Officers' Certificate:  A certificate signed by the Chairman of the Board,
  ----------------------
the President or a Vice President or Assistant Vice President, or a Director or Managing Director, and by the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Company or the Master Servicer, as the case may be, and delivered to the Trustee, as required by this Agreement.

   Opinion of Counsel:  A written opinion of counsel acceptable to the Trustee
  -------------------
and the Master Servicer, who may be counsel for the Company or the Master Servicer, provided that any opinion of counsel (i) referred to in the definition of "Permitted Transferee" or (ii) relating to the qualification of the Trust Fund as a REMIC or compliance with the REMIC Provisions must, unless otherwise specified, be an opinion of Independent counsel.

   Original Senior Percentage:  The fraction, expressed as a percentage, the
  ---------------------------
numerator of which is the aggregate Initial Certificate Principal Balance of the Senior Certificates (other than the Class A-24 Certificates) and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans (other than the Discount Fraction of the Discount Mortgage Loans), which is approximately 94.48% as of the Closing Date.

   Outstanding Mortgage Loan:  As to any Due Date, a Mortgage Loan (including an
  --------------------------
REO Property) which was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and which was not purchased, deleted or substituted for prior to such Due Date pursuant to Section 2.02, 2.03 or 2.04.

   Owner or Holder:  With respect to the Excess Spread at any time at which the
  ----------------
Excess Spread evidences ownership in any Uncertificated REMIC Regular Interest, Residential Funding, as the owner of all right, title and interest in and to the Excess Spread. Solely for the purpose of giving any consent or direction pursuant to this Agreement, as long as Residential Funding or any Affiliate thereof is Master Servicer and the Excess Spread remains uncertificated, the Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Voting Rights necessary to effect any such consent or direction has been obtained.

   Ownership Interest:  As to any Certificate, any ownership or security
  -------------------
interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

   Pass-Through Rate:  With respect to the Class A Certificates (other than the
  ------------------
Class A-13 Certificates, Class A-24 Certificates and any Variable Strip Certificates), Class M Certificates, Class B Certificates and Class R Certificates and any Distribution Date, the per annum rate set forth in the Preliminary Statement hereto. With respect to any Class of Variable Strip Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Spread Rates of all Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests represented by such Class of Variable Strip Certificates as of the Due Date in the month next preceding the month in which such Distribution Date occurs, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans, which Stated Principal Balances shall be the Stated Principal Balances of such Mortgage Loans at the close of business on the immediately preceding Distribution Date after giving effect to distributions thereon allocable to principal to the Holders of the Certificates. The Class A-13 Certificates and Class A-24 Certificates have no Pass-Through Rate and are not entitled to Accrued Certificate Interest.

   Paying Agent:  Bankers Trust Company or any successor Paying Agent appointed
  -------------
by the Trustee.

   Percentage Interest:  With respect to any Certificate (other than a Variable
  --------------------
Strip or Class R Certificate), the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof divided by the aggregate Initial Certificate Principal Balance of all of the Certificates of the same Class. With respect to a Variable Strip or Class R Certificate, the interest in distributions to be made with respect to the Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

   Permitted Investments:  One or more of the following:
  ----------------------

  (i) obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

  (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

  (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is the Rating Agency;

  (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper shall have a remaining maturity of not more than 30 days;

  (v) a money market fund or a qualified investment fund rated by each Rating Agency in its highest long-term rating available; and

  (vi) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

provided, however, no instrument shall be a Permitted Investment if it
- --------  -------
represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and Fitch and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean A-1 in the case of Standard & Poor's, P-1 in the case of Moody's and either A-1 by Standard & Poor's, P-1 by Moody's or F-1 by Fitch in the case of Fitch.


   Permitted Transferee:  Any Transferee of a Class R Certificate, other than a
  ---------------------
Disqualified Organization or Non-United States Person.

   Person:  Any individual, corporation, partnership, joint venture,
  -------
association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

   Pool Stated Principal Balance:  As to any date of determination, the
  ------------------------------
aggregate of the Stated Principal Balances of each Mortgage Loan that was an Outstanding Mortgage Loan on the Due Date in the month preceding the month of such date of determination.

   Prepayment Allocation Test:  With respect to any Distribution Date, a test
  ---------------------------
that shall be met if all of the following conditions are satisfied: (i) the Subordinate Percentage as of such Distribution Date is at least two times the Subordinate Percentage as of the Closing Date; (ii) the aggregate Stated Principal Balance of Mortgage Loans delinquent 60 days or more (including for this purpose any Mortgage Loans in foreclosure and any REO Properties) averaged over the last six months as a percentage of the aggregate Stated Principal Balance of all Mortgage Loans averaged over the last six months, does not exceed 2%; and (iii) the aggregate amount of Realized Losses incurred with respect to the Mortgage Loans since the Closing Date do not exceed 30% of the aggregate Certificate Principal Balance of the Class M Certificates and Class B Certificates as of the Closing Date.

   Prepayment Assumption:  A prepayment assumption of 250% of the standard
  ----------------------
prepayment assumption, used for determining the accrual of original issue discount and market discount and premium on the Certificates for federal income tax purposes. The standard prepayment assumption assumes a constant rate of prepayment of mortgage loans of 0.2% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans, increasing by an additional 0.2% per annum in each succeeding month until the thirtieth month, and a constant 6% per annum rate of prepayment thereafter for the life of the mortgage loans.

   Prepayment Distribution Percentage:   With respect to any Distribution Date
  -----------------------------------
and each Class of Class M Certificates and Class B Certificates, under the applicable circumstances set forth below, the respective percentages set forth below:

  (i) For any Distribution Date prior to the Distribution Date in August 2001 (unless the Certificate Principal Balances of the Class A Certificates, other than the Prepayment Lockout Certificates and Class A-24 Certificates, have been reduced to zero), 0%.

  (ii) For any Distribution Date on which any Class of Class M or Class B Certificates are outstanding not discussed in clause (i) above:

        (a) in the case of the Class of Class M Certificates then outstanding with the lowest numerical designation, or in the event the Class M Certificates are no longer outstanding, the Class of Class B Certificates then outstanding with the lowest numerical designation and each other Class of Class M Certificates and Class B Certificates for which the related Prepayment Distribution Trigger has been satisfied, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of such Class immediately prior to such date and the denominator of which is the sum of the Certificate Principal Balances immediately prior to such date of (1) the Class of Class M Certificates then outstanding with the lowest numerical designation, or in the event the Class M Certificates are no longer outstanding, the Class of Class B Certificates then outstanding with the lowest numerical designation and (2) all other Classes of

        Class M Certificates and Class B Certificates for which the respective Prepayment Distribution Triggers have been satisfied; and

              (b) in the case of each other Class of Class M Certificates and Class B Certificates for which the Prepayment Distribution Triggers have not been satisfied, 0%; and

  (iii) Notwithstanding the foregoing, if the application of the foregoing percentages on any Distribution Date as provided in Section 4.02 (determined without regard to the proviso to the definition of "Subordinate Principal Distribution Amount") would result in a distribution in respect of principal of any Class or Classes of Class M Certificates and Class B Certificates in an amount greater than the remaining Certificate Principal Balance thereof (any such class, a "Maturing Class"), then: (a) the Prepayment Distribution Percentage of each Maturing Class shall be reduced to a level that, when applied as described above, would exactly reduce the Certificate Principal Balance of such Class to zero; (b) the Prepayment Distribution Percentage of each other Class of Class M Certificates and Class B Certificates (any such Class, a "Non-Maturing Class") shall be recalculated in accordance with the provisions in paragraph (ii) above, as if the Certificate Principal Balance of each Maturing Class had been reduced to zero (such percentage as recalculated, the "Recalculated Percentage"); (c) the total amount of the reductions in the Prepayment Distribution Percentages of the Maturing Class or Classes pursuant to clause (a) of this sentence, expressed as an aggregate percentage, shall be allocated among the Non-Maturing Classes in proportion to their respective Recalculated Percentages (the portion of such aggregate reduction so allocated to any Non-Maturing Class, the "Adjustment Percentage"); and
        (d) for purposes of such Distribution Date, the Prepayment Distribution Percentage of each Non-Maturing Class shall be equal to the sum of (1) the Prepayment Distribution Percentage thereof, calculated in accordance with the provisions in paragraph (ii) above as if the

        Certificate Principal Balance of each Maturing Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

   Prepayment Distribution Trigger:  The Class M-2 Prepayment Distribution
  --------------------------------
Trigger, Class M-3 Prepayment Distribution Trigger, Class B-1 Prepayment Distribution Trigger, Class B-2 Prepayment Distribution Trigger or Class B-3 Prepayment Distribution Trigger.

  Prepayment Interest Shortfall:  As to any Distribution Date and any Mortgage
  -----------------------------
Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the related Prepayment Period, an amount equal to the excess of one month's interest at the Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the Net Mortgage Rate) paid by the Mortgagor for such Prepayment Period to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the Net Mortgage Rate on the amount of such Curtailment.

   Prepayment Lockout Certificates:  Any one of the Class A-5 or Class A-6
  --------------------------------
Certificates.

   Prepayment Lockout Percentage:  As of any Distribution Date, the percentage
  ------------------------------
equal to the aggregate Certificate Principal Balance of the Prepayment Lockout Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties)(other than the Discount Fraction of the Discount Mortgage Loans) immediately prior to such Distribution Date.

   Prepayment Period:  As to any Distribution Date, the calendar month preceding
  ------------------
the month of distribution.

   Primary Insurance Policy:  Each primary policy of mortgage guaranty insurance
  -------------------------
or any replacement policy therefor referred to in Section 2.03(b)(iv) and (v).

   Principal Prepayment:  Any payment of principal or other recovery on a
  ---------------------
Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

   Principal Prepayment in Full:  Any Principal Prepayment made by a Mortgagor
  -----------------------------
of the entire principal balance of a Mortgage Loan.

   Program Guide:  Collectively, the Seller Guide and the Servicer Guide for
  --------------
Residential Funding's mortgage loan purchase and conduit servicing program and all supplements and amendments thereto published by Residential Funding from time to time.

   Purchase Price:  With respect to any Mortgage Loan (or REO Property) required
  ---------------
to be or otherwise purchased on any date pursuant to Section 2.02, 2.03, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances and (ii) unpaid accrued interest at the Adjusted Mortgage Rate (or at the Net Mortgage Rate in the case of a purchase made by the Master Servicer) on the Stated Principal Balance thereof to the first day of the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

   Qualified Substitute Mortgage Loan:  A Mortgage Loan substituted by
  -----------------------------------
Residential Funding or the Company for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee, (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by Residential Funding in the Custodial Account in the month of substitution); (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution; (iii) have a Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted Mortgage Loan at the time of substitution; (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan; (v) comply with each representation and warranty set forth in Sections 2.03 and 2.04 hereof and Section 4 of the Assignment Agreement; and (vi) have a Spread Rate equal to or greater than that of the Deleted Mortgage Loan. Notwithstanding any other provisions herein, (x) with respect to any Qualified Substitute Mortgage Loan substituted for a Deleted Mortgage Loan which was a Discount Mortgage Loan, such Qualified Substitute Mortgage Loan shall be deemed to be a Discount Mortgage Loan and to have a Discount Fraction equal to the Discount Fraction of the Deleted Mortgage Loan and (y) in the event that the "Spread Rate" of any Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Spread Rate" is greater than the Spread Rate of the related Deleted Mortgage Loan (i) the Spread Rate of such Qualified Substitute Mortgage Loan shall be equal to the Spread Rate of the related Deleted Mortgage Loan for purposes of calculating the Excess Spread or Accrued Certificate Interest on any Class of Variable Strip Certificates and (ii) the excess of the Spread Rate on such Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Spread Rate" over the Spread Rate on the related Deleted Mortgage Loan shall be payable to the Class R Certificates pursuant to Section 4.02 hereof .

   Rating Agency:  Fitch and Standard & Poor's with respect to the Class A,
  --------------
Class R, Class M-1 and Class M-2 Certificates and Fitch with respect to the M-3, Class B-1 and Class B-2 Certificates. If either agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee and the Master Servicer.

   Realized Loss:  With respect to each Mortgage Loan (or REO Property) as to
  --------------
which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to Certificateholders and the Owner of the Excess Spread up to the last day of the month in which the Cash Liquidation (or REO Disposition) occurred on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such

Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Subservicer with respect to related Advances or expenses as to which the Master Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction .

   Record Date:  With respect to each Distribution Date, the close of business
  ------------
on the last Business Day of the month next preceding the month in which the related Distribution Date occurs.

   Regular Certificate:  Any of the Certificates other than a Class R
  --------------------
Certificate.

   REMIC:  A "real estate mortgage investment conduit" within the meaning of
  ------
Section 860D of the Code.

   REMIC Administrator:  Residential Funding Corporation.  If Residential
  --------------------
Funding Corporation is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Master Servicer or Trustee acting as Master Servicer shall appoint a successor REMIC Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

   REMIC Provisions:  Provisions of the federal income tax law relating to real
  -----------------
estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

   REO Acquisition:  The acquisition by the Master Servicer on behalf of the
  ----------------
Trustee for the benefit of the Certificateholders and the Owner of the Excess Spread of any REO Property pursuant to Section 3.14.

   REO Disposition:  As to any REO Property, a determination by the Master
  ----------------
Servicer that it has received all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

   REO Imputed Interest:  As to any REO Property, for any period, an amount
  ---------------------
equivalent to interest (at the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

   REO Proceeds:  Proceeds, net of expenses, received in respect of any REO
  -------------
Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

   REO Property:  A Mortgaged Property acquired by the Master Servicer through
  -------------
foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

  Request for Release:  A request for release, the forms of which are attached
  -------------------
as Exhibit H hereto.

  Required Insurance Policy:  With respect to any Mortgage Loan, any insurance
  -------------------------
policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

  Residential Funding:  Residential Funding Corporation, a Delaware
  --------------------
corporation, in its capacity as seller of the Mortgage Loans to the Company and any successor thereto.

  Responsible Officer:  When used with respect to the Trustee, any officer of
  -------------------
the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any

Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred.

   Security Agreement:  With respect to a Cooperative Loan, the agreement
  -------------------
creating a security interest in favor of the originator in the related Cooperative Stock.

   Seller:  As to any Mortgage Loan, a Person, including any Subservicer, that
  -------
executed a Seller's Agreement applicable to such Mortgage Loan.

   Seller's Agreement:  An agreement for the origination and sale of Mortgage
  -------------------
Loans generally in the form of the Seller Contract referred to or contained in the Program Guide, or in such other form as has been approved by the Master Servicer and the Company, each containing representations and warranties in respect of one or more Mortgage Loans.

   Senior Certificates:  Any one of the Class A Certificates or Class R
  --------------------
Certificates.

   Senior Percentage:  As of any Distribution Date, the lesser of 100% and a
  ------------------
fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Senior Certificates (other than the Certificate Principal Balance of the Class A-24 Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the Discount Fraction of the Discount Mortgage Loans) immediately prior to such Distribution Date.

   Senior Principal Distribution Amount:  As to any Distribution Date, the
  -------------------------------------
lesser of (a) the balance of the Available Distribution Amount remaining after the distribution of all amounts required to be distributed pursuant to Section 4.02(a)(i) and Section 4.02(a)(ii)(X) and (b) the sum of the amounts required to be distributed to the Class A Certificateholders and Class R Certificateholders on such Distribution Date pursuant to Section 4.02(a)(ii)(Y), (xvii) and (xviii).

  Senior Support Depletion Date:  The first Distribution Date on which the
  -----------------------------
Certificate Principal Balance of the Class A-5 Certificates has been reduced to zero.

   Servicing Accounts:  The account or accounts created and maintained pursuant
  -------------------
to Section 3.08.

   Servicing Advances:  All customary, reasonable and necessary "out of pocket"
  -------------------
costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Sections 3.01, 3.08, 3.12(a) and 3.14, including, if the Master Servicer or any Affiliate of the Master Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

   Servicing Fee:  With respect to any Mortgage Loan and Distribution Date, the
  --------------
fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate designated on the Mortgage Loan Schedule as the "MSTR SERV FEE" for such Mortgage Loan, as may be adjusted with respect to successor Master Servicers as provided in Section 7.02.

   Servicing Officer:  Any officer of the Master Servicer involved in, or
  ------------------
responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

   Special Hazard Amount:  As of any Distribution Date, an amount equal to
  ----------------------
$3,643,213 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the Adjustment Amount shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the

Adjustment Amount for such anniversary) exceeds the greater of (A) the greatest of (i) twice the outstanding principal balance of the Mortgage Loan in the Trust Fund which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, (ii) the product of 1.00% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary and (iii) the aggregate outstanding principal balance (as of the immediately preceding Distribution
Date) of the Mortgage Loans in any single five-digit California zip code area with the largest amount of Mortgage Loans by aggregate principal balance as of such anniversary and (B) the greater of (i) the product of 0.50% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary multiplied by a fraction, the numerator of which is equal to the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans secured by Mortgaged Properties located in the State of California divided by the aggregate outstanding principal balance (as of the immediately preceding Distribution
Date) of all of the Mortgage Loans, expressed as a percentage, and the denominator of which is equal to 54.97% (which percentage is equal to the percentage of Mortgage Loans initially secured by Mortgaged Properties located in the State of California) and (ii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the largest Mortgage Loan secured by a Mortgaged Property located in the State of California.

  The Special Hazard Amount may be further reduced by the Master Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

   Special Hazard Loss:  Any Realized Loss not in excess of the cost of the
  --------------------
lesser of repair or replacement of a Mortgaged Property suffered by such Mortgaged Property on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

   Spread Rate:  With respect to each Mortgage Loan, a per annum rate equal to
  ------------
the excess of (a) the Net Mortgage Rate of such Mortgage Loan over (b) 7.75% per annum.

   Standard & Poor's:  Standard & Poor's Ratings Services, a division of the
  ------------------
McGraw-Hill Companies, or its successor in interest.

   Stated Principal Balance:  With respect to any Mortgage Loan or related REO
  -------------------------
Property, at any given time, (i) the Cut-off Date Principal Balance of the Mortgage Loan, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending prior to the most recent Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with Section 3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to Section 4.02 on any previous Distribution Date, and (c) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.

   Subordinate Percentage: As of any Distribution Date, 100% minus the Senior
  -----------------------
Percentage as of such Distribution Date.

   Subordinate Principal Distribution Amount:  With respect to any Distribution
  ------------------------------------------
Date and each Class of Class M Certificates and Class B Certificates, (a) the sum of (i) the product of (x) the related Class M Percentage or Class B Percentage for such Class and (y) the aggregate of the amounts calculated for such Distribution Date under clauses (1), (2) and (3) of Section 4.02(a)(ii)(Y)(A); (ii) such Class's pro rata share, based on the Certificate Principal Balance of each Class of Class M Certificates and Class B Certificates then outstanding, of the principal collections described in Section 4.02(a)(ii)(Y)(B)(b)
to the extent such collections are not otherwise distributed to the Class A Certificates and Class R Certificates; (iii) the product of (x) the related Prepayment Distribution Percentage and (y) the aggregate of all Principal Prepayments in Full and Curtailments received in the related Prepayment Period (other than the related Discount Fraction of such Principal Payments in Full and Curtailments with respect to a Discount Mortgage Loan) to the extent not payable to the Class A Certificates and Class R Certificates; (iv) if such Class is the most senior Class of Certificates then outstanding (as established in Section
4.05 hereof), any Excess Subordinate Principal Amount for such Distribution Date; and (v) any amounts described in clauses (i), (ii) and (iii) as determined for any previous Distribution Date, that remain undistributed to the extent that such amounts are not attributable to Realized Losses which have been allocated to a subordinate Class of Class M or Class B Certificates minus (b) any Excess Subordinate Principal Amount not payable to such Class on such Distribution Date pursuant to the definition thereof; provided, however, that such amount shall in
                                    --------  -------
no event exceed the   outstanding Certificate Principal Balance of
such Class of   Certificates immediately prior to such date.

   Subserviced Mortgage Loan:  Any Mortgage Loan that, at the time of reference
   --------------------------
thereto, is subject to a Subservicing Agreement.

   Subservicer:  Any Person with whom the Master Servicer has entered into a
   ------------
Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

   Subservicer Advance:  Any delinquent installment of principal and interest on
  --------------------
a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

   Subservicing Account:  An account established by a Subservicer in accordance
   ---------------------
with Section 3.08.

   Subservicing Agreement:  The written contract between the Master Servicer and
  -----------------------
any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Company.

   Subservicing Fee:  As to any Mortgage Loan, the fee payable monthly to the
  -----------------
related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues at an annual rate equal to the excess of the Mortgage Rate borne by the related Mortgage Note over the rate per annum designated on the Mortgage Loan Schedule as the "CURR NET" for such Mortgage Loan.

   Super Senior Optimal Principal Distribution Amount:  As of any Distribution
  ---------------------------------------------------
Date on or after the Credit Support Depletion Date the sum of (a) product of (1) the then-applicable Super Senior Percentage and (2) the sum of the amounts described in clauses (A), (D) and (F) of Section 4.02(a)(ii)(Y) and (b) the amounts described in clauses (B) and (C) of Section 4.02(a)(ii)(Y).

   Super Senior Percentage:  As of any Distribution Date, a fraction, expressed
  ------------------------
as a percentage, the numerator of which is the aggregate Certificate Principal Balance of all Senior Certificates (other than the Class A-5 Certificates and Class A-24 Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate Certificate Principal Balance of all Senior Certificates (other than the Class A-24 Certificates) immediately prior to such Distribution Date.

   Tax Returns:  The federal income tax return on Internal Revenue Service Form
   ------------
1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of the Trust Fund due to its classification as a REMIC under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

   Transfer:  Any direct or indirect transfer, sale, pledge, hypothecation or
   ---------
other form of assignment of any Ownership Interest in a Certificate.

   Transferee:  Any Person who is acquiring by Transfer any Ownership Interest
   -----------
in a Certificate.

   Transferor:  Any Person who is disposing by Transfer of any Ownership
   -----------
Interest in a Certificate.

   Trust Fund:  The segregated pool of assets, with respect to which a REMIC
   -----------
election is to be made, consisting of:

      (i)  the Mortgage Loans and the related Mortgage Files,

      (ii) all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund,

     (iii) property which secured a Mortgage Loan and which has been acquired for the benefit of the Certificateholders and the Owner of the Excess Spread by foreclosure or deed in lieu of foreclosure,

      (iv) the hazard insurance policies and Primary Insurance Policies, if any, and certain proceeds thereof, and

      (v)  all proceeds of clauses (i) through (iv) above.

  Uncertificated REMIC Regular Interests:  The 1,340 uncertificated partial
  --------------------------------------
undivided beneficial ownership interests in the Trust Fund numbered sequentially from 1 through 1,340, each relating to the particular Mortgage Loan identified by such sequential number on the Mortgage Loan Schedule, each having no principal balance, and each bearing interest at the respective Spread Rate on the aggregate Stated Principal Balance of the related Mortgage Loan.

   Underwriter:  As defined in Section 4.08.
  ------------

   Uniform Single Attestation Program for Mortgage Bankers: The Uniform Single
  --------------------------------------------------------
Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

  Uninsured Cause:  Any cause of damage to property subject to a Mortgage such
  ---------------
that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

  United States Person:  A citizen or resident of the United States, a
  --------------------
corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

  Variable Strip Certificates:  Any one of any Class of Class A Certificates
  ---------------------------
issued in accordance with Section 5.01(c).

  Voting Rights:  The portion of the voting rights of all of the
  --------------
Certificates which is allocated to any Certificate. 98% of all of the Voting Rights shall be allocated among Holders of Certificates, other than the Variable Strip or Class R Certificates, in proportion to the outstanding Certificate Principal Balances of their respective Certificates, except that Financial Security shall be assigned the Voting Rights of the Insured Certificateholders in the absence of any continuing Financial Security Default; and the Holders of the Class R Certificates shall be entitled to 1.0% of all of the Voting Rights allocated among the Certificates of each such class in accordance with their respective Percentage Interests and the Owner of the Excess Spread and Holders of the Variable Strip Certificates collectively shall be entitled to 1.0% of all the Voting Rights, allocated to the Owner of Excess Spread and each Class of Variable Strip Certificates in proportion to the amount of Accrued Certificate Interest or amount of Excess Spread as of the immediately preceding Distribution Date, and allocated among the Certificates of each Class of Variable Strip Certificates in accordance with their respective Percentage Interests.

                                   ARTICLE II

                         CONVEYANCE OF MORTGAGE LOANS;
                       ORIGINAL ISSUANCE OF CERTIFICATES

  Section 2.01.  Conveyance of Mortgage Loans.
                 ----------------------------

  (a) The Company, concurrently with the execution and delivery hereof, does hereby assign to the Trustee without recourse all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date). In connection with such transfer and assignment, the Company does hereby deliver to the Trustee the FSA Policy.

  (b) In connection with such assignment, except as set forth in Section 2.01(c) below, the Company does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section) (I) with respect to each Mortgage Loan so assigned (other than a Cooperative Loan):

      (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

      (ii) The original Mortgage with evidence of recording indicated thereon or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded;

      (iii) An original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment certified by the public recording office in which such assignment has been recorded;

      (iv) The original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee or a copy of such assignment or assignments of the Mortgage certified by the public recording office in which such assignment or assignments have been recorded; and

      (v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement certified by the public recording office in which such document has been recorded.

 and (II) with respect to each Cooperative Loan so assigned:

      (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

      (ii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

      (iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

      (iv) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

      (v)      The Security Agreement;

      (vi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease ;

      (vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

      (viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

      (ix) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

      (x) An executed UCC-1 financing statement showing the Master Servicer as debtor, the Company as secured party and the Trustee as assignee and an executed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

  (c)    The Company may, in lieu of delivering the documents set forth in
Section 2.01(b)(I)(iv) and (v) and Section (b)(II)(ii), (iv), (vii), (ix) and
(x) to the Trustee or the Custodian or Custodians, deliver such documents to the Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders and the Owner of Excess Spread until such time as is set forth below. Within ten Business Days following the earlier of (i) the receipt of the original of each of the documents or instruments set forth in Section 2.01(b)(I)(iv) and (v) and Section
(b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by such Section) for any Mortgage Loan and (ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

  On the Closing Date, the Master Servicer shall certify that it has in its possession an original or copy of each of the documents referred to in Section 2.01(b)(I)(iv) and (v) and Section (b)(II)(ii), (iv), (vii), (ix) and (x) which has been delivered to it by the Company. Every six months after the Closing Date, for so long as the Master Servicer is holding documents pursuant to this
Section 2.01(c), the Master Servicer shall deliver to (i) Moody's if it is one of the Rating Agencies, (ii) the Trustee and (iii) each Custodian a report setting forth the status of the documents which it is holding.

  (d) In the event that in connection with any Mortgage Loan the Company cannot deliver the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof certified by the public recording office) with evidence of recording thereon concurrently with the execution and delivery of this Agreement solely because of a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, the Company shall deliver or cause to be delivered to the Trustee or the respective Custodian a true and correct photocopy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

  The Company shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause (I)(iii) of Section 2.01(b), except in states where, in the opinion of counsel acceptable to the Trustee and the Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Company or the originator of such Mortgage Loan and shall promptly cause to be filed the Form UCC-3 assignment and UCC-1 financing statement referred to in clause (II)(vii) and (x), respectively, of Section 2.01(b). If any Assignment, Form UCC-3 or Form UCC-1, as applicable, is lost or returned unrecorded to the Company because of any defect therein, the Company shall prepare a substitute Assignment, Form UCC-3 or Form UCC-1, as applicable, or cure such defect, as the case may be, and cause such Assignment to be recorded in accordance with this paragraph. The Company shall promptly deliver or cause to be delivered to the Trustee or the respective Custodian such Mortgage or assignment or Form UCC-3 or Form UCC-1, as applicable, (or copy thereof certified by the public recording office) with evidence of recording indicated thereon upon receipt thereof from the public recording office or from the related Subservicer. In connection with its servicing of Cooperative Loans, the Master Servicer will use its best efforts to file timely continuation statements with regard to each financing statement and assignment relating to Cooperative Loans as to which the related Cooperative Apartment is located outside of the State of New York.

  Any of the items set forth in Sections 2.01(b)(I)(iv) and (v) and (II)(vi) and
(vii) and that may be delivered as a copy rather than the original may be delivered in microfiche form.

  (e) It is intended that the conveyances by the Company to the Trustee of the Mortgage Loans as provided for in this Section 2.01 be construed as a sale by the Company to the Trustee of the Mortgage Loans for the benefit of the Certificateholders and the Owner of the Excess Spread. Further, it is not intended that any such conveyance be deemed to be a pledge of the Mortgage Loans by the Company to the Trustee to secure a debt or other obligation of the Company. However, in the event that the Mortgage Loans are held to be property of the Company or of Residential Funding, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in Sections 2.01 and 2.06 shall be deemed to be (1) a grant by the Company to the Trustee of a security interest in all of the Company's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Loans, including (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate, Cooperative Lease, any insurance policies and all other documents in the related Mortgage File and (ii) with respect to each Mortgage Loan other than a Cooperative Loan, the related Mortgage Note, the Mortgage, any insurance policies and all other documents in the related Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof and (C) any and all general intangibles consisting of, arising from or relating to any of the foregoing, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Company to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B) and (C) granted by Residential Funding to the Company pursuant to the Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Section 9-305, 8-313 or 8-321 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law.

  The Company and, at the Company's direction, Residential Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Company shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Company, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans, as evidenced by an Officer's Certificate of the Company, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential Funding, the Company or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name), (2) any change of location of the place of business or the chief executive office of Residential Funding or the Company or (3) any transfer of any interest of Residential Funding or the Company in any Mortgage Loan.

  (f) The Master Servicer hereby acknowledges the receipt by it of cash in an amount equal to $1,274,486 (the "Initial Monthly Payment Fund"), representing scheduled principal amortization and interest at the Net Mortgage Rate for the Due Date in August 1996, for those Mortgage Loans for which the Trustee will not be entitled to receive such payment. The Master Servicer shall hold such Initial Monthly Payment Fund in the Custodial Account and shall include such Initial Monthly Payment Fund in the Available Distribution Amount for the Distribution Date in August 1996. Notwithstanding anything herein to the contrary, the Initial Monthly Payment Fund shall not be an asset of the REMIC. To the extent that the Initial Monthly Payment Fund constitutes a reserve fund for federal income tax purposes, (1) it shall be an outside reserve fund and not an asset of the REMIC, (2) it shall be owned by the Seller and (3) amounts transferred by the REMIC to the Initial Monthly Payment Fund shall be treated as transferred to the Seller or any successor, all within the meaning of Section 1.860G-2(h) of the Treasury Regulations.

  Section 2.02.  Acceptance by Trustee.
                 ---------------------

  The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(b)(i) through (iii) above (except that for purposes of such acknowledgement only, a Mortgage Note may be endorsed in blank and an Assignment of Mortgage may be in blank) and declares that it, or a Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, or a Custodian as its agent, in trust for the use and benefit of all present and future Certificateholders and the Owner of the Excess Spread. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees, for the benefit of Certificateholders and the Owner of the Excess Spread, to review each Mortgage File delivered to it pursuant to Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents (specifically as set forth in Section 2.01(b)), have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it. Upon delivery of the Mortgage Files by the Company or the Master Servicer, the Trustee shall acknowledge receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(c) above. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees to review each Mortgage File delivered to it pursuant to Section 2.01(c) within 45 days after receipt thereof to ascertain that all documents required to be delivered pursuant to such Section have been received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it.

  If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, the Trustee shall promptly so notify the Master Servicer and the Company. Pursuant to Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Company and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it. The Master Servicer shall promptly notify the related Subservicer or Seller of such omission or defect and request that such Subservicer or Seller correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if such Subservicer or Seller does not correct or cure such omission or defect within such period, that such Subservicer or Seller purchase such Mortgage Loan from the Trust Fund at its Purchase Price, in either case within 90 days from the date the Master Servicer was notified of such omission or defect; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The Purchase Price for any such Mortgage Loan, whether purchased by the Seller or the Subservicer, shall be deposited or caused to be deposited by the Master Servicer in the Custodial Account maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Seller or its designee or the Subservicer or its designee, as the case may be, any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund. It is understood and agreed that the obligation of the Seller or the Subservicer, as the case may be, to so cure or purchase any Mortgage Loan as to which a material defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders and the Owner of the Excess Spread or the Trustee on behalf of the Certificateholders or such Owner.

  Section 2.03.  Representations, Warranties and Covenants
                 of the Master Servicer and the Company.
                 -----------------------------------------

  (a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders and the Owner of the Excess Spread that:

      (i) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

      (ii) The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's Certificate of Incorporation or Bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

      (iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Company, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

      (iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any Federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

      (v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

      (vi) The Master Servicer will comply in all material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

      (vii) No information, certificate of an officer, statement furnished in writing or report delivered to the

Company, any Affiliate of the Company or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading; and

      (viii) The Master Servicer has examined each existing, and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof. The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Master Servicer and any new Subservicing Agreements will comply with the provisions of Section 3.02.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

  Upon discovery by either the Company, the Master Servicer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this
Section 2.03(a) which materially and adversely affects the interests of the Certificateholders and the Owner of the Excess Spread in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure must occur within 90 days from the date such breach was discovered. The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a) available to the Certificateholders and the Owner of the Excess Spread or the Trustee on behalf of the Certificateholders and such Owner.

  (b) The Company hereby represents and warrants to the Trustee for the benefit of Certificateholders and the Owner of the Excess Spread that as of the Closing Date (or, if otherwise specified below, as of the date so specified):

      (i) No Mortgage Loan is one month or more delinquent in payment of principal and interest as of the Cut-off Date and no Mortgage Loan has been so delinquent more than once in the 12-month period prior to the Cut-off Date;

      (ii) The information set forth in Exhibit F hereto with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects at the date or dates respecting which such information is furnished;

      (iii) The Mortgage Loans are fully-amortizing, fixed-rate mortgage loans with level Monthly Payments due on the first day of each month and terms to maturity at origination or modification of not more than 30 years;

      (iv) To the best of the Company's knowledge, if a Mortgage Loan is secured by a Mortgaged Property with a Loan-to-Value Ratio at origination in excess of 80%, such Mortgage Loan is the subject of a Primary Insurance Policy that insures (a) at least 22% of the principal balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between 95.00% and 90.01% and (b) at least 12% of such balance if the Loan-to-Value Ratio is between 90.00% and 80.01%. To the best of the Company's knowledge, each such Primary Insurance Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

      (v) The issuers of the Primary Insurance Policies are insurance companies whose claims-paying abilities are currently acceptable to each Rating Agency;

      (vi) No more than 1.0% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area in California and no more than 0.6% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area outside California. Eight of the Mortgage Loans, representing approximately 0.3% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date, are Cooperative Loans;

      (vii) If the improvements securing a Mortgage Loan are in a federally designated special flood hazard area, flood insurance in the amount required under the Program Guide covers the related Mortgaged Property (either by coverage under the federal flood insurance program or by coverage by private insurers);

      (viii) Immediately prior to the assignment of the Mortgage Loans to the Trustee, the Company had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such assignment validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest;

      (ix) 14.6% of the Mortgage Loans were underwritten under a reduced loan documentation program;

      (x) Each Mortgagor represented in its loan application with respect to the related Mortgage Loan that the Mortgaged Property would be owner-occupied and therefore would not be an investor property as of the date of origination of such Mortgage Loan. No Mortgagor is a corporation or a partnership;

      (xi)     0.4% of the Mortgage Loans were Buydown Mortgage Loans;

      (xii) Each Mortgage Loan constitutes a qualified mortgage under Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1);

      (xiii) A policy of title insurance was effective as of the closing of each Mortgage Loan and is valid and binding and remains in full force and effect;

      (xiv) With respect to a Mortgage Loan that is a Cooperative Loan, the Cooperative Stock that is pledged as security for the Mortgage Loan is held by a person as a tenant-stockholder (as defined in Section 216 of the Code) in a cooperative housing corporation (as defined in Section 216 of the Code);

      (xv) With respect to each Mortgage Loan originated under a "streamlined" Mortgage Loan program (through which no new or updated appraisals of Mortgaged Properties are obtained in connection with the refinancing thereof), the related Seller has represented that either (a) the value of the related Mortgaged Property as of the date the Mortgage Loan was originated was not less than the appraised value of such property at the time of origination of the refinanced Mortgage Loan or (b) the Loan-to-Value Ratio of the Mortgage Loan as of the date of origination of the Mortgage Loan generally meets the Company's underwriting guidelines;

      (xvi) Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months; and

      (xvii) One of the Mortgage Loans contains in the related Mortgage File a Destroyed Mortgage Note.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

  Upon discovery by any of the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties set forth in this Section 2.03(b) which materially and adversely affects the interests of the Certificateholders and the Owner of the Excess Spread in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided, however, that in the event of a breach of the representation and
- --------  -------
warranty set forth in Section 2.03(b)(xii), the party discovering such breach shall give such notice within five days of discovery. Within 90 days of its discovery or its receipt of notice of breach, the Company shall either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in

Section 2.02; provided that the Company shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. Any such substitution shall be effected by the Company under the same terms and conditions as provided in Section 2.04 for substitutions by Residential Funding. It is understood and agreed that the obligation of the Company to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders and the Owner of the Excess Spread or the Trustee on behalf of the Certificateholders and such Owner. Notwithstanding the foregoing, the Company shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this Section 2.03(b) if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

  Section 2.04.  Representations and Warranties of Sellers.
                 -----------------------------------------

  The Company, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the Trustee for the benefit of Certificateholders and the Owner of the Excess Spread all of its right, title and interest in respect of the Assignment Agreement and each Seller's Agreement applicable to a Mortgage Loan. Insofar as the Assignment Agreement or such Seller's Agreement relates to the representations and warranties made by Residential Funding or the related Seller in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders and the Owner of the Excess Spread. Upon the discovery by the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties made in a Seller's Agreement or the Assignment Agreement (which, for purposes hereof, will be deemed to include any other cause giving rise to a repurchase obligation under the Assignment Agreement) in respect of any Mortgage Loan which materially and adversely affects the interests of the Certificateholders and the Owner of the Excess

Spread in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). The Master Servicer shall promptly notify the related Seller or Residential Funding, as the case may be, of such breach and request that such Seller or Residential Funding, as the case may be, either (i) cure such breach in all material respects within 90 days from the date the Master Servicer was notified of such breach or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that in the case of a breach under the Assignment Agreement Residential Funding shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or substitution must occur within 90 days from the date the breach was discovered. In the event that Residential Funding elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this
Section 2.04, Residential Funding shall deliver to the Trustee for the benefit of the Certificateholders and the Owner of the Excess Spread with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding Distribution Date. For the month of substitution, distributions to the Certificateholders and the Owner of the Excess Spread will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule, for the benefit of the Certificateholders and the Owner of the Excess Spread to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing Agreement in all respects, the related Seller shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in the related Seller's Agreement as of the date of substitution, and the Company and the Master Servicer shall be deemed to have made with respect to any Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in this Section 2.04, in
Section 2.03 hereof and in Section 4 of the Assignment Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any Qualified Substitute Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

  In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution). Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor. Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and (subject to Section 10.01(f)) by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) any portion of the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding.

  It is understood and agreed that the obligation of the Seller or Residential Funding, as the case may be, to cure such breach or purchase (or in the case of Residential Funding to substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders and the Owner of the Excess Spread or the Trustee on behalf of Certificateholders and such Owner. If the Master Servicer is Residential Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement. In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential Funding all of the right, title and interest in respect of the Seller's Agreement and the Assignment Agreement applicable to such Mortgage Loan.

  Section 2.05.  Execution and Authentication of Certificates.
                 --------------------------------------------

  The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it, or any Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Company executed by an officer of the Company has executed and caused to be authenticated and delivered to or upon the order of the Company the Certificates in authorized denominations which together with the ownership interest in the Excess Spread, if any, evidence ownership of the entire Trust Fund.

                                  ARTICLE III

                          ADMINISTRATION AND SERVICING
                               OF MORTGAGE LOANS

  Section 3.01.  Master Servicer to Act as Servicer.
                 ----------------------------------

  (a) The Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders, the Owner of the Excess Spread and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to an Insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. Notwithstanding the foregoing, subject to Section 3.07(a), the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such

Mortgage Loan that is treated as a Principal Prepayment in Full pursuant to
Section 3.13(d) hereof) and cause the REMIC to fail to qualify as such under the Code. The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans. The Trustee shall not be liable for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof. In connection with servicing and administering the Mortgage Loans, the Master Servicer and any Affiliate of the Master Servicer (i) may perform services such as appraisals and brokerage services that are not customarily provided by servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

  (b) All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders and the Owner of the Excess Spread, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

  (c) The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

          Section 3.02. Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of Subservicers' and Sellers' Obligations.
                         --------------------------------------

  (a) The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan. For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Each Subservicing Agreement will be upon such terms and conditions as are generally required or permitted by the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed. A representative form of Subservicing Agreement is attached to this Agreement as Exhibit G. With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement. The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such
                                        --------  -------
amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders or the Owner of the Excess Spread.

  (b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee, the

Certificateholders and the Owner of the Excess Spread, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement and of each Seller under the related Seller's Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in Section 2.04. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements or Seller's Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or
(ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

  Section 3.03.  Successor Subservicers.
                 ----------------------

  The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided,
                                                                  --------
however, that in the event of termination of any Subservicing Agreement by the
- -------
Master Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces. If the Master Servicer enters into a Subservicing Agreement with a successor Subservicer, the Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the

Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

  Section 3.04.  Liability of the Master Servicer.
                 --------------------------------

  Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee, the Certificateholders and the Owner of the Excess Spread for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section
3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the Company and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Subservicer or Seller for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

  Section 3.05. No Contractual Relationship Between Subservicer and Trustee or Certificateholders or the Owner of the Excess Spread.
                 --------------------------------------------

  Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone and the Trustee, the Certificateholders and the Owner of the Excess Spread shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06. The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section 2.02 hereof.

  Section 3.06.  Assumption or Termination of Subservicing
                 Agreements by Trustee.
                 -----------------------------------------


  (a) In the event the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

  (b) The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

  Section 3.07.  Collection of Certain Mortgage Loan Payments;
                 Deposits to Custodial Account.
                 ---------------------------------------------

  (a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide; provided, however, that
                                                         --------  -------
the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary Insurance

Policy or materially adversely affect the lien of the related Mortgage. In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of Certificates affected thereby; provided, however, that no such
                                          --------  -------
extension shall be made if any advance would be a Nonrecoverable Advance. Consistent with the terms of this Agreement, the Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders or the Owner of the Excess Spread (taking into account any estimated Realized Loss that might be result absent such action); provided, however, that the Master Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable. In connection with any Curtailment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be reamortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal Balance thereof by the original Maturity Date based on the original Mortgage Rate; provided, that such re-amortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes.

  (b) The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

      (i) All payments on account of principal, including Principal Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

      (ii) All payments on account of interest at the Adjusted Mortgage Rate on the Mortgage Loans, including Buydown Funds, if any, and the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

      (iii) Insurance Proceeds and Liquidation Proceeds (net of any related expenses of the Subservicer);

      (iv) All proceeds of any Mortgage Loans purchased pursuant to Section 2.02, 2.03, 2.04 or 4.07 and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to
Section 2.03 or 2.04;

      (v) Any amounts required to be deposited pursuant to Section 3.07(c) or 3.21; and

      (vi) All amounts transferred from the Certificate Account to the Custodial Account in accordance with Section 4.02(a).

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and payments or collections in the nature of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master Servicer or serviced or master serviced by it on behalf of others. Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans.

  With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03,
2.04 and 4.07 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

  (c) The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized.

  (d) The Master Servicer shall give notice to the Trustee and the Company of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

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

  Section 3.08.  Subservicing Accounts; Servicing Accounts.
                 -----------------------------------------

  (a) In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer and each Rating Agency. The Subservicer will be required thereby to deposit into the Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees. On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer. The Subservicer will also be required, pursuant to the Subservicing Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer. This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise. All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

  (b) The Subservicer may also be required, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage Rate on any Curtailment received by such Subservicer in respect of a Mortgage Loan from the related Mortgagor during any

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

month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month. Any amounts paid by a Subservicer pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

  (c) In addition to the Custodial Account and the Certificate Account, the Master Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors. Each Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a Subservicing Account. Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance Policy) and 3.12(a) (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the Program Guide. As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

  (d) The Master Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to

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

advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

 Section 3.09.  Access to Certain Documentation and
                Information Regarding the Mortgage Loans.
                ----------------------------------------

  In the event that compliance with this Section 3.09 shall make any Class of Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master Servicer. The Master Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

  Section 3.10.   Permitted Withdrawals from the Custodial Account.
                  ------------------------------------------------

  (a) The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to
Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

      (i) to make deposits into the Certificate Account in the amounts and in the manner provided for in Section 4.01;

      (ii) to reimburse itself or the related Subservicer for previously unreimbursed advances or expenses made pursuant to Sections 3.01, 3.07(a), 3.08, 3.11, 3.12(a), 3.14 and 4.04 or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on particular Mortgage Loans (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 2.04 or 4.07) which represent (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to Section
4.04 and (B) recoveries of amounts in respect of which such advances were made in the case of Servicing Advances;

      (iii) to pay to itself or the related Subservicer (if not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a Mortgage Loan as contemplated by Sections
3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at the Net Mortgage Rate on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

      (iv) to pay to itself as additional servicing compensation any interest or investment income earned on funds deposited in the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

      (v) to pay to itself as additional servicing compensation any Foreclosure Profits, and any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b);

      (vi) to pay to itself, a Subservicer, a Seller, Residential Funding, the Company or any other appropriate Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.03, 2.04, 4.07 or 9.01, all amounts received thereon and not required to be distributed to the Certificateholders or the Owner of the Excess Spread as of the date on which the related Stated Principal Balance or Purchase Price is determined;

      (vii) to reimburse itself or the related Subservicer for any Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection (c) below or any Advance reimbursable to the Master Servicer pursuant to Section 4.02(a)(iii);

      (viii) to reimburse itself or the Company for expenses incurred by and reimbursable to it or the Company pursuant to Sections 3.13, 3.14(c), 6.03,
10.01 or otherwise, or in connection with enforcing any repurchase, substitution or indemnification obligation of any Seller (other than an Affiliate of the Company) pursuant to the related Seller's Agreement;

      (ix)     to reimburse itself for amounts expended by it (a) pursuant to
Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

      (x) to withdraw any amount deposited in the Custodial Account that was not required to be deposited therein pursuant to Section 3.07.

  (b)   Since, in connection with withdrawals pursuant to clauses (ii),
(iii), (v) and (vi), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

  (c) The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any Certificate Account Deposit Date succeeding the date of such determination. Such right of reimbursement in respect of a Nonrecoverable Advance on any such Certificate Account Deposit Date shall be limited to an amount not exceeding the portion of such advance previously paid to Certificateholders and the Owner of the Excess Spread (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

  Section 3.11.  Maintenance of the Primary Insurance
                 Policies; Collections Thereunder.
                 ------------------------------------


       (a) The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer or Subservicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Company had knowledge of such Primary Insurance Policy. The Master Servicer shall be entitled to cancel or permit the discontinuation of any Primary Insurance Policy as to any Mortgage Loan, if the Stated Principal Balance of the Mortgage Loan is reduced below an amount equal to 80% of the appraised value of the related Mortgaged Property as determined in any appraisal thereof after the Closing Date, or if the Loan-to-Value Ratio is reduced below 80% as a result of principal payments on the Mortgage Loan after the Closing Date. In the event that the Company gains knowledge that as of the Closing Date, a Mortgage Loan had a Loan-to-Value Ratio at origination in excess of 80% and is not the subject of a Primary Insurance Policy (and was not included in any exception to the representation in Section 2.03(b)(iv)) and that such Mortgage Loan has a current Loan-to-Value Ratio in excess of 80% then the Master Servicer shall use its reasonable efforts to obtain and maintain a Primary Insurance Policy to the extent that such a policy is obtainable at a reasonable price. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency.

  (b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Master Servicer, the Subservicer, if any, the Trustee, Certificateholders and the Owner of the Excess Spread, claims to the Insurer under any Primary Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to
Section 3.07, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.

 Section 3.12.  Maintenance of Fire Insurance and
                Omissions and Fidelity Coverage.
                --------------------------------

  (a) The Master Servicer shall cause to be maintained for each Mortgage Loan (other than a Cooperative Loan) fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such Mortgage Loan or 100 percent of the insurable value of the improvements;

provided, however, that such coverage may not be less than the minimum amount
- --------  -------
required to fully compensate for any loss or damage on a replacement cost basis. To the extent it may do so without breaching the related Subservicing Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than a Cooperative Loan), fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Pursuant to Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged

Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section
3.10. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders and the Owner of the Excess Spread, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by Section 3.10. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Whenever the improvements securing a Mortgage Loan (other than a Cooperative Loan) are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

  In the event that the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit

Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee, the Certificateholders and the Owner of the Excess Spread, claims under any such blanket policy.

  (b) The Master Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by FNMA or FHLMC, whichever is greater, with respect to the Master Servicer if the Master Servicer were servicing and administering the Mortgage Loans for FNMA or FHLMC. In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the Company. Coverage of the Master Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

  Section 3.13.  Enforcement of Due-on-Sale Clauses;
                 Assumption and Modification Agreements;
                 Certain Assignments.
                 ---------------------------------------

  (a) When any Mortgaged Property is conveyed by the Mortgagor, the Master Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing:

      (i) the Master Servicer shall not be deemed to be in default under this
Section 3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and

      (ii) if the Master Servicer determines that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

  (b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, none of
                                                   --------  -------
such terms and requirements shall both (a) constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the Code (or final, temporary or proposed Treasury Regulations promulgated thereunder) and (b) cause the Trust Fund to fail to qualify as a REMIC under the Code or (subject to Section 10.01(f)), result in the imposition of any tax on "prohibited transactions" or constitute "contributions" after the start-up date under the REMIC Provisions. The Master Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any

Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, such release will not (based on the Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed in writing by the Master Servicer. Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Master Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

  (c) The Master Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that the Trust Fund would not fail to continue to qualify as a REMIC under the Code as a result thereof and (subject to Section 10.01(f)) that no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on the REMIC as a result thereof. Any fee collected by the Master Servicer or the related Subservicer for processing such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

  (d) Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Trustee and Master Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit O, in form and substance satisfactory to the Trustee and Master Servicer, providing the following: (i) that the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;
(ii) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and that the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws; (iii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iv) that such assignment is at the request of the borrower under the related Mortgage Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

  Section 3.14.  Realization Upon Defaulted Mortgage Loans.
                 -----------------------------------------

  (a) The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. In connection with such foreclosure or other conversion, the Master Servicer shall, consistent with Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion in a manner that is consistent with the provisions of this Agreement. The Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes after reimbursement to itself for such expenses or charges and (ii) that such expenses or charges will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds). In the event of a determination by the Master Servicer pursuant to this Section 3.14(a), the Master Servicer shall be entitled to reimbursement of such amounts pursuant to Section 3.10. Concurrently with the foregoing, the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections 2.03 and 2.04. However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan. Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund. Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO

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Property as to either of the following provisions, (i) a Cash Liquidation or REO
Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii) for purposes of determining the amount of any Liquidation Proceeds, Insurance Proceeds, REO Proceeds or any other unscheduled collections or the amount of any Realized
Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

  (b) In the event that title to any Mortgaged Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders and the Owner of the Excess Spread. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

  (c) In the event that the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer on behalf of the Trust Fund shall dispose of such REO Property within two years after its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code or, at the expense of the Trust Fund, request, more than 60 days before the day on which the two-year grace period would otherwise expire, an extension of the two-year grace period unless the Master Servicer (subject to Section 10.01(f)) obtains for the Trustee an Opinion

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of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to such two-year period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section 3.10. Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or (ii) subject the Trust Fund to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Section 860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

  (d) The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section 3.10(a)(ii); second, to the Certificateholders and the Owner of the Excess Spread to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net Mortgage Rate to the Due Date prior to the Distribution Date on which such amounts are to be distributed; third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property)(provided that if any such Class of Certificates to which such Realized Loss was allocated is no longer outstanding, such subsequent recovery shall be distributed to the persons who were the Holders of such Class of Certificates when it was retired); fourth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master Servicer and the Subservicer shall have no claims for any

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deficiencies with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

  Section 3.15.  Trustee to Cooperate; Release of Mortgage Files.
                                       -------------------------

  (a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit H requesting delivery to it of the Mortgage File. Upon receipt of such certification and request, the Trustee shall promptly release, or cause the Custodian to release, the related Mortgage File to the Master Servicer. The Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

  (b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in one of the forms attached as Exhibit H hereto, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required Insurance Policy. Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Trustee, or

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

the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account.

  (c) The Trustee or the Master Servicer on the Trustee's behalf shall execute and deliver to the Master Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

  Section 3.16.  Servicing and Other Compensation;
                 Compensating Interest.
                 ---------------------------------

  (a) The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each

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Distribution Date the amounts provided for by clauses (iii), (iv), (v) and (vi)
of Section 3.10(a), subject to clause (e) below. The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis. In the event that Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at the related Net Mortgage Rate, the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

  (b) Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

  (c) The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for the Primary Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections
3.10 and 3.14.

  (d) The Master Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.

  (e) Notwithstanding any other provision herein, the amount of servicing compensation that the Master Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such Distribution Date. Such reduction shall be applied during such period as follows: first, to any Servicing Fee or Subservicing Fee to which the Master Servicer is entitled pursuant to Section 3.10(a)(iii); second, to any income or gain

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

realized from any investment of funds held in the Custodial Account or the Certificate Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b), respectively; and third, to any amounts of servicing compensation to which the Master Servicer is entitled pursuant to
Section 3.10(a)(v) or (vi). In making such reduction, the Master Servicer (i) will not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to Section 3.10(a)(iii); (ii) will not withdraw from the Custodial Account or Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b) and (iii) will not withdraw from the Custodial Account any such amount of servicing compensation to which it is entitled pursuant to Section 3.10(a)(v) or (vi).

  Section 3.17.  Reports to the Trustee and the Company.
                 --------------------------------------

  Not later than fifteen days after each Distribution Date, the Master Servicer shall forward to the Trustee and the Company a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on such Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

  Section 3.18.  Annual Statement as to Compliance.
                 ---------------------------------

  The Master Servicer will deliver to the Company, the Trustee and Financial Security on or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, an Officers' Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year related to its servicing of mortgage loans and its performance under pooling and servicing agreements, including this Agreement, has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations relating to this Agreement in all material respects

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

throughout such year, or, if there has been material noncompliance with such servicing standards or a default in the fulfillment in all material respects of any such obligation relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof and (iii) to the best of such officers' knowledge, each Subservicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations under its Subservicing Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a material default in the fulfillment of such obligations relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof.

 Section 3.19.  Annual Independent Public Accountants'
                Servicing Report.
                -------------------------------------

  On or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, the Master Servicer at its expense shall cause a firm of independent public accountants, which shall be members of the American Institute of Certified Public Accountants, to furnish a report to the Company, the Trustee and Financial Security stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American Institute of Certified Public Accountants, the assertions made pursuant to Section 3.18 regarding compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers during the preceding calendar year are fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

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 Section 3.20.  Rights of the Company in Respect
                of the Master Servicer.
                --------------------------------

  The Master Servicer shall afford the Company, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish the Company with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise. The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the Certificates from any Person or Persons identified by the Company or Residential Funding. The Company may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Company or its designee. The Company shall not have any responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

  Section 3.21.  Administration of Buydown Funds.
                 -------------------------------

  (a) With respect to any Buydown Mortgage Loan, the Subservicer has deposited Buydown Funds in an account that satisfies the requirements for a Subservicing Account (the "Buydown Account"). The Master Servicer shall cause the Subservicing Agreement to require that upon receipt from the Mortgagor of the amount due on a Due Date for each Buydown Mortgage Loan, the Subservicer will withdraw from the Buydown Account the predetermined amount that, when added to the amount due on such date from the Mortgagor, equals the full Monthly Payment and transmit that amount in accordance with the terms of the Subservicing Agreement to the Master Servicer together with the related payment made by the Mortgagor or advanced by the Subservicer.

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

          (b) If the Mortgagor on a Buydown Mortgage Loan prepays such loan in its entirety during the period (the "Buydown Period") when Buydown Funds are required to be applied to such Buydown Mortgage Loan, the Subservicer shall be required to withdraw from the Buydown Account and remit any Buydown Funds remaining in the Buydown Account in accordance with the related buydown agreement. The amount of Buydown Funds which may be remitted in accordance with the related buydown agreement may reduce the amount required to be paid by the Mortgagor to fully prepay the related Mortgage Loan. If the Mortgagor on a Buydown Mortgage Loan defaults on such Mortgage Loan during the Buydown Period and the property securing such Buydown Mortgage Loan is sold in the liquidation thereof (either by the Master Servicer or the insurer under any related Primary Insurance Policy), the Subservicer shall be required to withdraw from the Buydown Account the Buydown Funds for such Buydown Mortgage Loan still held in the Buydown Account and remit the same to the Master Servicer in accordance with the terms of the Subservicing Agreement for deposit in the Custodial Account or, if instructed by the Master Servicer, pay to the insurer under any related Primary Insurance Policy if the Mortgaged Property is transferred to such insurer and such insurer pays all of the loss incurred in respect of such default. Any amount so remitted pursuant to the preceding sentence will be deemed to reduce the amount owed on the Mortgage Loan.

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ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

  Section 4.01.  Certificate Account.
                 -------------------

  (a) The Master Servicer on behalf of the Trustee shall establish and maintain a Certificate Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Certificate Account pursuant to Section 3.16(e) or Section 4.07, (iv) any amount required to be paid pursuant to Section 9.01 and (v) all other amounts constituting the Available Distribution Amount for the immediately succeeding Distribution Date.

  (b) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders and the Owner of the Excess Spread, which shall mature not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) any investment in the institution with which the Certificate Account is maintained may mature on such Distribution Date and (ii) any other investment may mature on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. Subject to Section 3.16(e), all income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

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

  Section 4.02.  Distributions.
                 -------------

  (a) On each Distribution Date (x) the Master Servicer on behalf of the Trustee or (y) the Paying Agent appointed by the Trustee, shall distribute to the Owner of the Excess Spread, a distribution thereof pursuant to Section 4.02(a)(i), to the Master Servicer, in the case of a distribution pursuant to Section 4.02(a)(iii), the amount required to be distributed to the Master Servicer or a Subservicer pursuant to Section 4.02(a)(iii), to Financial Security, the Insurance Premium for such Distribution Date, and to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder) of the following amounts, in the following order of priority (subject to the provisions of Section 4.02(b)), in each case to the extent of the Available Distribution Amount:

      (i) to the Class A Certificateholders (other than the Class A-24 Certificateholders), Class R Certificateholders, Financial Security and the Owner of the Excess Spread, on a pro rata basis based on Accrued Certificate Interest payable on such Certificates, the amount of the Insurance Premium and the amount of Excess Spread with respect to such Distribution Date, Accrued Certificate Interest on such Classes of Certificates, the Insurance Premium and such Excess Spread, as applicable, for such Distribution Date, plus any Accrued Certificate Interest thereon, Insurance Premium or Excess Spread remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a);

      (ii)  (X)     to the Class A-24 Certificateholders, the Class A-24
Principal Distribution Amount; and

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

          (Y) to the Class A Certificateholders (other than Class A-24 Certificateholders) and Class R Certificateholders, in the priorities and amounts set forth in Section 4.02(b)(ii) through (iv) and Section 4.02(c) through (g), the sum of the following (applied to reduce the Certificate Principal Balances of such Class A Certificates or Class R Certificates, as applicable):

 (A) the Senior Percentage for such Distribution Date times the sum of the following:

  (1) the principal portion of each Monthly Payment due during the related Due Period on each Outstanding Mortgage Loan (other than the related Discount Fraction of the principal portion of such payment with respect to a Discount Mortgage Loan), whether or not received on or prior to the related Determination Date, minus the principal portion of any Debt Service Reduction (other than the related Discount Fraction of the principal portion of such Debt Service Reductions with respect to each Discount Mortgage Loan) which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

  (2) the Stated Principal Balance of any Mortgage Loan repurchased during the related Prepayment Period (or deemed to have been so repurchased in accordance with Section 3.07(b)) pursuant to Section 2.02, 2.03, 2.04 or 4.07 and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan pursuant to Section 2.03 or 2.04 during the related Prepayment Period (other than the related Discount Fraction of such Stated Principal Balance or shortfall with respect to a Discount Mortgage Loan); and

  (3) the principal portion of all other unscheduled collections (other than Principal Prepayments in Full and Curtailments and amounts received in connection with a Cash Liquidation or REO Disposition of a Mortgage Loan described in

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

        Section 4.02(a)(ii)(Y)(B), including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) received during the related Prepayment Period (or deemed to have been so received in accordance with Section 3.07(b)) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 (other than the related Discount Fraction of the principal portion of such unscheduled, collections, with respect to a Discount Mortgage Loan);

  (B) with respect to each Mortgage Loan for which a Cash Liquidation or a REO Disposition occurred during the related Prepayment Period (or was deemed to have occurred during such period in accordance with Section 3.07(b)) and did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (a) the Adjusted Senior Percentage for such Distribution Date times the Stated Principal Balance of such Mortgage Loan (other than the related Discount Fraction of such Stated Principal Balance, with respect to a Discount Mortgage
Loan) and (b) the Adjusted Senior Accelerated Distribution Percentage for such Distribution Date times the related unscheduled collections (including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 (in each case other than the portion of such unscheduled collections, with respect to a Discount Mortgage Loan included in Section 4.02(b)(i)(C));

  (C) the Adjusted Senior Accelerated Distribution Percentage for such Distribution Date times the aggregate of all Principal Prepayments in Full and Curtailments received in the related Prepayment Period (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments, with respect to a Discount Mortgage Loan);

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

  (D) any Excess Subordinate Principal Amount for such Distribution Date;

  (E) the Prepayment Lockout Certificates' pro rata share, based on the aggregate Certificate Principal Balance thereof relative to the aggregate of the Certificate Principal Balance of the Prepayment Lockout, Class M and Class B Certificates, of the unscheduled collections and prepayments referred to in clauses (B) and (C) above, to the extent such receipts are not payable to the Senior Certificates (other than the Prepayment Lockout Certificates or the Class A-24 Certificates);

  (F) any amounts described in subsection (ii)(Y), clauses (A), (B), (C) and (E) of this Section 4.02(a), as determined for any previous Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (F) to the extent that such amounts are not attributable to Realized Losses which have been allocated to the Class M Certificates or Class B Certificates;

      (iii) if the Certificate Principal Balances of the Class M Certificates and Class B Certificates have not been reduced to zero, to the Master Servicer or a Subservicer, by remitting for deposit to the Custodial Account, to the extent of and in reimbursement for any Advances or Subservicer Advances previously made with respect to any Mortgage Loan or REO Property which remain unreimbursed in whole or in part following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property, minus any such Advances that were made with respect to delinquencies that ultimately constituted Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses;

      (iv) to the Holders of the Class M-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

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

      (v)    to the Holders of the Class M-1 Certificates, an amount equal to
(x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class A-24 Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(vii), (ix), (xi), (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-1 Certificates;

      (vi) to the Holders of the Class M-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below ;

      (vii)  to the Holders of the Class M-2 Certificates, an amount equal to
(x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class A-24 Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(ix), (xi), (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-2 Certificates;

      (viii) to the Holders of the Class M-3 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

      (ix)   to the Holders of the Class M-3 Certificates, an amount equal to
(x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-24 Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xi), (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-3 Certificates;

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

      (x) to the Holders of the Class B-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

      (xi)      to the Holders of the Class B-1 Certificates, an amount equal to
(x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-24 Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-1 Certificates;

      (xii) to the Holders of the Class B-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

      (xiii) to the Holders of the Class B-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-24 Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-2 Certificates;

      (xiv) to the Holders of the Class B-3 Certificates, an amount equal to (x) the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below minus (y) the amount of any Class A-24 Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates to the extent the amounts available pursuant to clause (x) of Section 4.02(a)(xv) are insufficient therefor;

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

      (xv)    to the Holders of the Class B-3 Certificates, an amount equal to
(x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-24 Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates applied in reduction of the Certificate Principal Balance of the Class B-3 Certificates;

      (xvi)   to Financial Security, as subrogee of the Insured
Certificateholders, to reimburse Financial Security for claims paid under the FSA Policy, to the extent of Cumulative Insurance Payments on the Insured Certificates;

      (xvii) to the Class A Certificateholders and Class R Certificateholders in the priority set forth in Section 4.02(b), the portion, if any, of the Available Distribution Amount remaining after the foregoing distributions, applied to reduce the Certificate Principal Balances of such Class A and Class R Certificates, but in no event more than the aggregate of the outstanding Certificate Principal Balances of each such Class of Class A and Class R Certificates, and thereafter, to each Class of Class M Certificates then outstanding beginning with such Class with the lowest numerical designation, any portion of the Available Distribution Amount remaining after the Class A Certificates and Class R Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Class M Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Class M Certificates; and thereafter to each such Class of Class B Certificates then outstanding beginning with such Class with the lowest numerical designation, any portion of the Available Distribution Amount remaining after the Class M Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Class B Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Class B Certificates; and

      (xviii) to the Class R Certificateholders, the balance, if any, of the Available Distribution Amount.

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

  Notwithstanding the foregoing, on any Distribution Date, with respect to the Class of Class B Certificates outstanding on such Distribution Date with the highest numerical designation, or in the event the Class B Certificates are no longer outstanding, the Class of Class M Certificates then outstanding with the highest numerical designation, or in the event the Class B Certificates and Class M Certificates are no longer outstanding, the Class A and Class R Certificates, Accrued Certificate Interest thereon remaining unpaid and Excess Spread remaining unpaid from any previous Distribution Date will be distributable only to the extent that such unpaid Accrued Certificate Interest or Excess Spread was attributable to interest shortfalls relating to Nonrecoverable Advances as determined by the Master Servicer with respect to the related Mortgage Loan where such Mortgage Loan has not yet been the subject of a Cash Liquidation or REO Disposition.

  (b) Distributions of principal on the Class A Certificates and Class R Certificates on each Distribution Date occurring prior to the occurrence of the Credit Support Depletion Date will be made as follows:

      (i) first, to the Class A-24 Certificates, until the Certificate Principal Balance thereof is reduced to zero, an amount (the "Class A-24 Principal Distribution Amount") equal to the aggregate of:

         (A) the related Discount Fraction of the principal portion of each Monthly Payment on each Discount Mortgage Loan due during the related Due Period, whether or not received on or prior to the related Determination Date, minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

         (B) the related Discount Fraction of the principal portion of all unscheduled collections on each Discount Mortgage Loan received during the preceding calendar month (other than amounts received in connection with a Cash Liquidation or REO Disposition of a Discount Mortgage Loan described in clause (C) below), including Principal Prepayments in Full, Curtailments and repurchases (including deemed
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

repurchases under Section 3.07(b)) of Discount Mortgage Loans (or, in the case of a substitution of a Deleted Mortgage Loan, the Discount Fraction of the amount of any shortfall deposited in the Custodial Account in connection with such substitution);

  (C) in connection with the Cash Liquidation or REO Disposition of a Discount Mortgage Loan that did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (1) the applicable Discount Fraction of the Stated Principal Balance of such Discount Mortgage Loan immediately prior to such Distribution Date and (2) the aggregate amount of the collections on such Mortgage Loan to the extent applied as recoveries of principal;

  (D) any amounts allocable to principal for any previous Distribution Date (calculated pursuant to clauses (A) through (C) above) that remain undistributed; and

  (E) the amount of any Class A-24 Collection Shortfalls for such Distribution Date and the amount of any Class A-24 Collection Shortfalls remaining unpaid for all previous Distribution Dates, but only to the extent of the Eligible Funds for such Distribution Date;

      (ii) an amount equal to the sum of (A) the Prepayment Lockout Certificates' pro rata share, based on the aggregate Certificate Principal Balance thereof relative to the Certificate Principal Balance of all other classes of Senior Certificates (other than the Class A-24 Certificates), of the aggregate of the amounts set forth in clauses 4.02(a)(ii)(Y)(A), (D) and (F) and
(B) the amount described in clause 4.02(a)(ii)(Y)(E) shall be distributed to the Prepayment Lockout Certificates on a pro rata basis in proportion to their respective Certificate Principal Balances in reduction of the Certificate Principal Balances thereof; PROVIDED that if the aggregate of the amounts set forth in clauses 4.02(a)(ii)(Y)(A) through (F) is more than the balance of the Available Distribution Amount remaining

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

after the Senior Interest Distribution Amount, the Class A-24 Principal Distribution Amount and the Insurance Premium have been distributed, the amount paid to the Prepayment Lockout Certificates pursuant to this clause 4.02(b)(ii) shall be reduced by an amount equal to the Prepayment Lockout Certificates' pro rata share of such difference based on the aggregate Certificate Principal Balance thereof relative to the Certificate Principal Balance of all other classes of Senior Certificates (other than the Class A-24 Certificates),;

      (iii) the balance of the Senior Principal Distribution Amount, if any, remaining after the distributions described in clause 4.02(b)(ii) above shall be distributed to the Class R Certificates until the Certificate Principal Balance thereof has been reduced to zero;

      (iv) the balance, if any, of the Senior Principal Distribution Amount remaining after the distributions described in clauses 4.02(b)(ii) and 4.02(b)(iii) above shall be distributed as follows:

             (A) first, in an aggregate amount up to $164,377,700 (taking into account all distributions on prior Distribution Dates pursuant to this clause
(A)) concurrently as follows:

 (I) 8.3810164031% to the Class A-1 Certificates;

 (II) 17.319907749% to the Class A-2 Certificates;

 (III) 20.3433803439% to the Class A-4 Certificates;

 (IV) 9.5734810744% to the Class A-7 Certificates;

  (V) 9.5734810744% in the following order: (a) to the Class A-17 Certificates until the Certificate Principal Balance of the Class A-17

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

 Certificates has been reduced to zero; and (b) to the Class A-8 Certificates;

  (VI) 13.6457693606% in the following order: (a) to the Class A-20 Certificates until the Certificate Principal Balance of the Class A-20 Certificates has been reduced to zero; and (b) to the Class A-21 Certificates;

  (VII) 17.9705729343% in the following order: (a) to the Class A-2 Certificates, in an aggregate amount up to $29,402,982 (taking into account all distributions on prior Distribution Dates pursuant to this clause (A)(VII)(a)) and (b) to the Class A-22 Certificates; and

  (VIII) 3.1923910603% in the following order: (a) to the Class A-11 Certificates, in an aggregate amount up to $1,324,458 (taking into account all distributions on prior Distribution Dates pursuant to this clause (A)(VIII)(a));
(b) 26.0153987752% and 73.9846012248% concurrently to the Class A-11
Certificates and Class A-14 Certificates, respectively, until the Certificate Principal Balance of the Class A-14 Certificates has been reduced to zero; and
(c) 9.4911058765%, 9.4911058765% and 81.0177882469% concurrently to the Class A-
7 Certificates, Class A-8 Certificates and Class A-11 Certificates, respectively, in an aggregate amount up to $1,377,594 (taking into account all distributions on prior Distribution Dates pursuant to this clause (A)(VIII)(c));

  (B) second, in an aggregate amount up to $78,347,637 (taking into account all distributions on prior Distribution Dates pursuant to this clause (B)) concurrently as follows:

 (I) 7.4352797647% to the Class A-1 Certificates;

 (II) 5.9043496648% to the Class A-7 Certificates;

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

 (III) 5.9043496648% to the Class A-8 Certificates;

 (IV) 2.2945326544% to the Class A-11 Certificates;

  (V) 78.4614882513% in the following order: (a) 25.0000000000%, 29.3641583963%,
19.6966544482% and 25.9391871555% concurrently to the Class A-2 Certificates, Class A-4 Certificates, Class A-21 Certificates and Class A-22 Certificates, respectively, until the Certificate Principal Balance of the Class A-2 Certificates has been reduced to zero; (b) 39.1522111951%, 26.2622059310% and 34.5855828739% concurrently to the Class A-4 Certificates, Class A-21 Certificates and Class A-22 Certificates, respectively, until the Certificate Principal Balance of the Class A-21 Certificates has been reduced to zero; (c) 39.1522111951%, 26.2622059310% and 34.5855828739% concurrently to the Class A-4
Certificates, Class A-23 Certificates and Class A-22 Certificates, respectively, until the Certificate Principal Balances of the Class A-4 Certificates, Class A-23 Certificates and Class A-22 Certificates have been reduced to zero and (d) to the Class A-3 Certificates in an aggregate amount up to $19,249,793 (taking into account all distributions on prior Distribution Dates pursuant to this clause
(B)(V)(d));

  (C) third, in an aggregate amount up to $40,607,014 (taking into account all distributions on prior Distribution Dates pursuant to this clause (C)) concurrently as follows:

 (I) 9.7149608193% to the Class A-9 Certificates;

 (II) 9.7149608193% to the Class A-12 Certificates;

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

         (III) 80.57007836134% in the following order: (a) to the Class A-3 Certificates, until the Certificate Principal Balance of the Class A-3 Certificates has been reduced to zero; (b) 7.7547124791%, 42.2452875208% and 50.0000000001% concurrently to the Class A-15 Certificates, Class A-18 Certificates and Class A-19 Certificates, respectively, until the Certificate Principal Balances of the Class A-15 Certificates, Class A-18 Certificates and Class A-19 Certificates have been reduced to zero; and (c) 26.7399088643%, 1.1141729640% and 72.1459181717% concurrently to the Class
     A-10 Certificates, Class A-13 Certificates and Class A-16 Certificates, respectively, in an aggregate amount up to $2,889,318 (taking into account all distributions on prior Distribution Dates pursuant to this clause
     (C)(III)(c));

     (D) fourth, in an aggregate amount up to $12,201,231 (taking into account all distributions on prior Distribution Dates pursuant to this clause (D)) as follows: 8.64703323788%, 22.1155002823%, 8.64703323788%, 0.9214802315% and
  59.6689530104% concurrently to the Class A-9 Certificates, Class A-10 Certificates, Class A-12 Certificates, Class A-13 Certificates and Class A-16 Certificates; and

     (E) fifth, 26.7399197856%, 1.1141645977% and 72.1459156167% concurrently to the Class A-10 Certificates, Class A-13 Certificates and Class A-16 Certificates, respectively, until the Certificate Principal Balances thereof have been reduced to zero.

  (c) On or after the occurrence of the Credit Support Depletion Date but prior to the Senior Support Depletion Date, all priorities relating to distributions as described above in respect of principal among the Senior Certificates (other than the Class A-24 Certificates) will be disregarded, an amount equal to the Discount Fraction of the principal portion of scheduled payments and unscheduled collections received or advanced in respect of the Discount Mortgage Loans will be distributed to the Class A-24 Certificates, and the Senior Principal Distribution Amount will be distributed among all classes of Senior

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

Certificates (other than the Class A-24 Certificates) pro rata in accordance with their respective outstanding Certificate Principal Balances and the amount set forth in Section 4.02(a)(i) will be distributed as set forth therein; provided that the aggregate amount distributable to the Senior Certificates (other than the Class A-24 Certificates) will be distributed among such Certificates in the following priority: first, to the Senior Certificates (other than the Class A-5 and Class A-24 Certificates), on a pro rata basis in accordance with the respective amounts of Accrued Certificate Interest thereon, up to an aggregate amount equal to the Accrued Certificate Interest thereon; second, to the Senior Certificates (other than the Class A-5 and Class A-24 Certificates), on a pro rata basis in accordance with their respective Certificate Principal Balances, up to the Super Senior Optimal Principal Distribution Amount, in reduction of the Certificate Principal Balances thereof; third, to the Class A-5 Certificates, up to an amount equal to the Accrued Certificate Interest thereon; and fourth, to the Class A-5 Certificates, the remainder of the amount so distributable among the Senior Certificates (other than the Class A-24 Certificates), until the Certificate Principal Balance thereof has been reduced to zero.

  (d) On or after the occurrence of both the Credit Support Depletion Date and the Senior Support Depletion Date but prior to the reduction of the Certificate Principal Balance of the Class A-15 Certificates to zero, all priorities relating to distributions as described above in respect of principal among the Senior Certificates (other than the Class A-24 Certificates) will be disregarded and an amount equal to the Discount Fraction of the principal portion of scheduled or unscheduled payments received or advanced in respect of Discount Mortgage Loans will be distributed to the Class A-24 Certificates, and the Senior Principal Distribution Amount will be distributed among the Senior Certificates (other than the Class A-24 Certificates) pro rata in accordance with their respective outstanding Certificate Principal Balances and the amount set forth in Section 4.02(a)(i) will be distributed as set forth therein; provided that the aggregate amount distributable to the Class A-3 Certificates and Class A-15 Certificates will be distributed among such Certificates in the following priority: first, to the Class A-3 Certificates up to an aggregate amount equal to the Accrued Certificate Interest thereon; second, to the Class A-3 Certificates up to the Class A-3 Optimal Principal Distribution

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

Amount, in reduction of the Certificate Principal Balance thereof; third, to the Class A-15 Certificates, up to an amount equal to the Accrued Certificate Interest thereon; and fourth, to the Class A-15 Certificates, the remainder of the amount so distributable among the Class A-3 Certificates and Class A-15 Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

  (e) On or after the occurrence of the Credit Support Depletion Date, the Senior Support Depletion Date and upon reduction of the Certificate Principal Balance of the Class A-15 Certificates to zero, all priorities relating to distributions as described above in respect of principal among the Senior Certificates (other than the Class A-24 Certificates) will be disregarded and an amount equal to the Discount Fraction of the principal portion of scheduled or unscheduled payments received or advanced in respect of Discount Mortgage Loans will be distributed to the Class A-24 Certificates, and the Senior Principal Distribution Amount will be distributed to the Senior Certificates (other than the Class A-24 Certificates) pro rata in accordance with their respective outstanding Certificate Principal Balances and the amount set forth in Section 4.02(a)(i) will be distributed as set forth therein.

  (f) After reduction of the Certificate Principal Balances of the Senior Certificates (other than the Prepayment Lockout Certificates and Class A-24 Certificates) to zero but prior to the occurrence of the Credit Support Depletion Date, the Available Distribution Amount will be paid solely to the holders of the Prepayment Lockout, Class A-24, Variable Strip, Class M and Class B Certificates and the owner of the Excess Spread, provided that the aggregate amount of all full and partial Principal Prepayments made by the respective Mortgagors (other than the related Discount Fraction of such Principal Prepayments, with respect to each Discount Mortgage Loan) during the preceding calendar month will be distributed as follows: (i) on any Distribution Date prior to the Distribution Date occurring in August 1999 on which the Prepayment Allocation Test is met, the Class M Certificates and Class B Certificates in the aggregate will receive 50% of their pro rata share of such Principal Prepayments and the Prepayment Lockout Certificates will receive the remainder of such Principal Prepayments, (ii) on any Distribution Date occurring on or after the Distribution Date in August 1999 but prior to the Distribution Date in August 2006 on

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

which the Prepayment Allocation Test is met, such Principal Prepayments will be distributed on a pro rata basis between the Prepayment Lockout Certificates and the Class M Certificates and Class B Certificates, collectively, and (iii) on any Distribution Date occurring prior to the Distribution Date occurring in August 2006 on which the Prepayment Allocation Test is not met, all Principal Prepayments will be distributed to the Holders of the Prepayment Lockout Certificates.

  (g) After reduction of the Certificate Principal Balances of the Senior Certificates (other than the Class A-24 Certificates) to zero but prior to the occurrence of the Credit Support Depletion Date, the Senior Certificates (other than the Class A-24 and Variable Strip Certificates) will be entitled to no further distributions of principal thereon and the Available Distribution Amount will be paid solely to the holders of the Class A-24, Variable Strip, Class M and Class B Certificates and the Owner of the Excess Spread.

  (h) In addition to the foregoing distributions on the Insured Certificates, the Master Servicer on behalf of the Trustee or the Paying Agent appointed by the Trustee shall distribute on each Distribution Date the amount, if any, paid under the Policy and transferred to the Certificate Account with respect to such Distribution Date pursuant to Section 11.02(b).

  (i) In addition to the foregoing distributions, with respect to any Mortgage Loan that was previously the subject of a Cash Liquidation or an REO Disposition that resulted in a Realized Loss, in the event that within two years of the date on which such Realized Loss was determined to have occurred the Master Servicer receives amounts, which the Master Servicer reasonably believes to represent subsequent recoveries (net of any related liquidation expenses), or determines that it holds surplus amounts previously reserved to cover estimated expenses, specifically related to such Mortgage Loan (including, but not limited to, recoveries in respect of the representations and warranties made by the related Seller pursuant to the applicable Seller's Agreement), the Master Servicer shall distribute such amounts to the applicable Certificateholders of the Class or Classes to which such Realized Loss was allocated (or to Financial Security, as subrogee for such Certificateholders, to the extent Financial Security made an FSA Insurance Payment in respect of such Realized Loss) or to the Owner of the Excess

Spread, if applicable (with the amounts to be distributed allocated among such Classes and the Excess Spread in the same proportions as such Realized Loss was allocated), subject to the following: No such distribution shall be in an amount that would result in total distributions in respect of Excess Spread or on the Certificates of any such Class in excess of the total amounts of principal and interest that would have been distributable thereon if such Cash Liquidation or REO Disposition had occurred but had resulted in a Realized Loss equal to zero. Notwithstanding the foregoing, no such distribution shall be made with respect to the Excess Spread or the Certificates of any Class to the extent that either (i) such Excess Spread or Class was protected against the related Realized Loss pursuant to any instrument or fund established under Section 12.01(e) or (ii) such Excess Spread or Class of Certificates has been deposited into a separate trust fund or other structuring vehicle and separate certificates or other instruments representing interests therein have been issued in one or more classes, and any of such separate certificates or other instruments was protected against the related Realized Loss pursuant to any limited guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or a combination thereof. Any amount to be so distributed with respect to the Certificates of any Class shall be distributed by the Master Servicer to the Certificateholders of record as of the Record Date immediately preceding the date of such distribution, on a pro rata basis based on the Percentage Interest represented by each Certificate of such Class as of such Record Date. Any amounts to be so distributed shall not be remitted to or distributed from the Trust Fund, and shall constitute subsequent recoveries with respect to Mortgage Loans that are no longer assets of the Trust Fund.

  (j) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the

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

Certificate Registrar, the Company or the Master Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

  (k) Except as otherwise provided in Section 9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Master Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two (2) Business Days after such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and
(ii) no interest shall accrue on such Certificates from and after the end of the prior calendar month. In the event that Certificateholders required to surrender their Certificates pursuant to Section 9.01(c) do not surrender their Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Certificate Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d).

  Section 4.03.  Statements to Certificateholders and the
                 Owner of the Excess Spread.
                 ----------------------------------------

  (a) Concurrently with each distribution charged to the Certificate Account and with respect to each Distribution Date the Master Servicer shall forward to the Trustee and the Trustee shall forward by mail to each Holder, the Owner of the Excess Spread, Financial Security and the Company a statement setting forth the following information as to the Excess Spread and each Class of Certificates to the extent applicable:

      (i) (a) the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and (b) the aggregate amount included therein representing Principal Prepayments;

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

      (ii) the amount of such distribution to Holders of such Class of Certificates allocable to interest and to the Owner of the Excess Spread;

      (iii) if the distribution to the Holders of such Class of Certificates or such Owner is less than the full amount that would be distributable to such Holders or Owner if there were sufficient funds available therefor, the amount of the shortfall;

      (iv)      the amount of any Advance by the Master Servicer pursuant to
Section 4.04;


      (v) the number and Pool Stated Principal Balance of the Mortgage Loans after giving effect to the distribution of principal on such Distribution Date;

      (vi) the Guaranteed Distribution for such Distribution Date, and the respective portions thereof allocable to principal and interest for each Class of Insured Certificates;

      (vii) the amount of any FSA Insurance Payment made on such Distribution Date, the amount of any reimbursement payment made to Financial Security on such Distribution Date pursuant to Sections 4.02(a)(xvi) and the amount of Cumulative Insurance Payments after giving effect to any such FSA Insurance Payment or any such reimbursement payment to Financial Security;

      (viii) the aggregate Certificate Principal Balance of each Class of Certificates, and each of the Senior, Class M and Class B Percentages, after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

      (ix) the related Subordinate Principal Distribution Amount and Prepayment Distribution Percentage, if applicable;

      (x) on the basis of the most recent reports furnished to it by Subservicers, the number and aggregate principal balances of Mortgage Loans that are delinquent (A)

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

one month, (B) two months and (C) three months and the number and aggregate principal balance of Mortgage Loans that are in foreclosure;

      (xi) the number, aggregate principal balance and book value of any REO Properties;

      (xii) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

      (xiii) the Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount as of the close of business on such Distribution Date and a description of any change in the calculation of such amounts;

      (xiv) the weighted average Spread Rate for such Distribution Date and the Pass-Through Rate on any Class of Variable Strip Certificates;

      (xv) the occurrence of the Credit Support Depletion Date and the Accretion Termination Date;

      (xvi) the Adjusted Senior Accelerated Distribution Percentage applicable to such distribution;

      (xvii)       the Adjusted Senior Percentage for such Distribution Date;

      (xviii)       the aggregate amount of Realized Losses for such
Distribution Date;

      (xix) the aggregate amount of any recoveries on previously foreclosed loans from Sellers due to a breach of representation or warranty;

      (xx) the weighted average remaining term to maturity of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date;

      (xxi) the weighted average Mortgage Rates of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date; and

      (xxii)       the occurrence of the Senior Principal Adjustment Date.

In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination. In addition to the statement provided to the Trustee as set forth in this Section 4.03(a), the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master Servicer at no additional expense to the Master Servicer.

  (b) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Owner of the Excess Spread or the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses (i) and (ii) of subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

  (c) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Class R Certificate, a statement containing the applicable distribution information provided pursuant to this Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class R Certificate. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

  (d) Upon the written request of any Certificateholder, the Master Servicer, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

  Section 4.04.  Distribution of Reports to the Trustee and
                 the Company; Advances by the Master Servicer.
                 ---------------------------------------------

  (a) Prior to the close of business on the Business Day next succeeding each Determination Date, the Master Servicer shall furnish a written statement to the Trustee, Financial Security, any Paying Agent and the Company (the information in such statement to be made available to Certificateholders and the Owner of the Excess Spread by the Master Servicer on request) setting forth (i) the Available Distribution Amount; (ii) the amounts required to be withdrawn from the Custodial Account and the Insured Reserve Fund and deposited into the Certificate Account on the immediately succeeding Certificate Account Deposit Date pursuant to clause (iii) of Section 4.01(a); (iii) the amount of the Insurance Premium; and (iv) the amount of Cumulative Insurance Payments as of such Determination Date. The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

  (b) On or before 2:00 P.M. New York time on each Certificate Account Deposit Date, the Master Servicer shall either (i) deposit in the Certificate Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to the Net Mortgage Rate), less the amount of any related Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations then in effect, on the Outstanding Mortgage Loans as of the related Due Date, which Monthly Payments were delinquent as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable
Advance, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the Amount Held for Future Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Advance. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 11:00 A.M. New York time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders and the Excess Spread required to be made on the following Distribution Date. The Master Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04. The amount of any reimbursement pursuant to Section 4.02(a)(iii) in respect of outstanding Advances on any Distribution Date shall be allocated to specific Monthly Payments due but delinquent for previous Due Periods, which allocation shall be made, to the extent practicable, to Monthly Payments which have been delinquent for the longest period of time. Such allocations shall be conclusive for purposes of reimbursement to the Master Servicer from recoveries on related Mortgage Loans pursuant to Section 3.10.

  The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by a certificate of a Servicing Officer delivered to the Seller and the Trustee.

  In the event that the Master Servicer determines as of the Business Day preceding any Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01, (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

  The Trustee shall deposit all funds it receives pursuant to this Section 4.04 into the Certificate Account.

  Section 4.05.  Allocation of Realized Losses.
                 -----------------------------

  Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the related Prepayment Period. The amount of each Realized Loss shall be evidenced by an Officers' Certificate. All Realized Losses, other than Excess Special Hazard Losses, Extraordinary Losses, Excess Bankruptcy Losses or Excess Fraud Losses, shall be allocated as follows: first, to the Class B-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; second, to the Class B-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class B-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class M-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fifth, to the Class M-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; sixth, to the Class M-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and, thereafter, if such Realized Losses are on a Discount Mortgage Loan, to the Class A-24 Certificates, in an amount equal to the Discount Fraction of the principal portion thereof, and the remainder of such Realized Losses and the entire amount of such Realized Losses on Non-Discount Mortgage Loans among all the Class A Certificates (other than the Class A-24 Certificates),

Class R Certificates and, in respect of the interest portion of such Realized Losses, the Excess Spread, on a pro rata basis, as described below; except that such Realized Losses otherwise allocable to the Senior Certificates (other than the Class A-24 Certificates) will be allocated to the Class A-5 Certificates until the Certificate Principal Balance of the Class A-5 Certificates is reduced to zero and after the Senior Support Depletion Date such Realized Losses otherwise allocable to the Class A-3 Certificates will be allocated to the Class A-15 Certificates until the Certificate Principal Balance thereof is reduced to zero. Any Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses on Non-Discount Mortgage Loans will be allocated among the Class A (other than the Class A-24 Certificates), Class M, Class B and Class R Certificates, and, in respect of the interest portion of such Realized Losses, the Excess Spread, on a pro rata basis, as described below. The principal portion of such losses on Discount Mortgage Loans will be allocated to the Class A-24 Certificates in an amount equal to the related Discount Fraction thereof, and the remainder of such losses on Discount Mortgage Loans will be allocated among the Class A Certificates (other than the Class A-24 Certificates), Class M, Class B and Class R Certificates on a pro rata basis, as described below.

  As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates and the Excess Spread means an allocation on a pro rata basis, among the various Classes so specified and the Excess Spread, to each such Class of Certificates on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date in the case of the principal portion of a Realized Loss or based on the Accrued Certificate Interest thereon or amount of Excess Spread payable on such Distribution Date (without regard to any Compensating Interest for such Distribution Date) in the case of an interest portion of a Realized Loss. Except as provided in the following sentence, any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to a Class of Certificates shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date. Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to the Class B Certificates or, after the Certificate Principal Balances of the Class B

Certificates have been reduced to zero, to the Class of Class M Certificates then outstanding with the highest numerical designation shall be made by operation of the definition of "Certificate Principal Balance" and by operation of the provisions of Section 4.02(a). Allocations of the interest portions of Realized Losses shall be made by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section 4.02(a). Allocations of the principal portion of Debt Service Reductions shall be made by operation of the provisions of Section 4.02(a). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

  Section 4.06.  Reports of Foreclosures and Abandonment
                 of Mortgaged Property.
                 ---------------------------------------

  The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

  Section 4.07.  Optional Purchase of Defaulted Mortgage
                 Loans.
                 ---------------------------------------

  As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor. If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer without recourse to the Master Servicer which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto. Notwithstanding anything to the contrary in this Section 4.07, the Master Servicer shall continue to service any such Mortgage Loan after the date of such purchase in accordance with the terms of this Agreement and, if any Realized Loss with respect to such Mortgage Loan occurs, allocate such Realized Loss to the Class or Classes of Certificates that would have borne such Realized Loss in accordance with the terms hereof as if such Mortgage Loan had not been so purchased. For purposes of this Agreement, a payment of the Purchase Price by the Master Servicer pursuant to this Section 4.07 will be viewed as an advance, and the amount of any Realized Loss shall be recoverable pursuant to the provisions for the recovery of unreimbursed Advances under Section 4.02(a) or, to the extent not recoverable under such provisions, as a Nonrecoverable Advance as set forth herein.

  Section 4.08.  Insured Reserve Fund.
                 --------------------

      No later than the Closing Date, the Trustee will establish and maintain with itself one or more segregated trust accounts that are Eligible Accounts, which shall be titled "Insured Reserve Fund, Bankers Trust Company, as trustee for the registered holders of Residential Funding Mortgage Securities I, Inc., Mortgage Pass-Through Certificates, Series 1994-S16, Class A-9, Class A-10, Class A-12, Class A-15, Class A-18 and Class A-19." On the Closing Date, Donaldson, Lufkin & Jenrette Securities Corporation (the "Underwriter") shall deposit with the Trustee, and the Trustee shall deposit into the Insured Reserve Fund, cash in an amount equal to $30,000.

      The Master Servicer shall direct the Trustee in writing on each Distribution Date to withdraw amounts on deposit in the Insured Reserve Fund for deposit into the Certificate Account, and to pay to the holders of the Insured Certificates pursuant to Section 4.02(a)(i) to cover the amount of Prepayment Interest Shortfalls otherwise allocable thereto under this Agreement, in proportion to the amount of Prepayment Interest Shortfalls (to the extent not offset by the Master Servicer pursuant to Section 4.04 hereof) allocated to the Insured Certificates, and to the extent of funds on deposit in the Insured Reserve Fund (the amount of such withdrawal for any Distribution Date, the "Insured Reserve Withdrawal").

      For federal income tax purposes, the Underwriter shall be the owner of the Insured Reserve Fund and shall report all items of income, deduction, gain or loss arising therefrom. Notwithstanding anything herein to the contrary, the Insured Reserve Fund shall not be an asset of the REMIC. The Insured Reserve Fund shall be invested in Permitted Investments at the direction of the Underwriter. All income and gain realized from investment of funds deposited in the Insured Reserve Fund shall be for the sole and exclusive benefit of the Underwriter and shall be remitted by the Trustee to the Underwriter semi-annually on the first Business Day of the month following such Distribution Date. The balance, if any, remaining in the Insured Reserve Fund on the Distribution Date on which the Certificate Principal Balance of the Insured Certificates is reduced to zero will be distributed by the Trustee to the Underwriter. To the extent that the Insured Reserve Fund constitutes a reserve fund for federal income tax purposes, (1) it shall be an outside reserve fund and not an asset of the REMIC, (2) it shall be owned by the Underwriter and (3) amounts transferred by the REMIC to the Insured Reserve Fund shall be treated as transferred to the Underwriter or any successor, all within the meaning of
Section 1.860G-2(h) of the Treasury Regulations. The Insured Reserve Fund may not be owned by more than one Person.

                                   ARTICLE V

                       THE CERTIFICATES AND EXCESS SPREAD

  Section 5.01.  The Certificates.
                 ----------------

  (a) The Class A, Class M, Class B and Class R Certificates, respectively, shall be substantially in the forms set forth in Exhibits A, B, C and D and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Company and in the case of any Certificates issued on the Closing Date, upon receipt by the Trustee or one or more Custodians of the documents specified in
Section 2.01. The Certificates, other than the Class R and Variable Strip Certificates, shall be issuable in minimum dollar denominations of $25,000 (or $1,000 in the case of the Class A-9, Class A-10, Class A-12, Class A-18 and Class A-19 Certificates, and $250,000 in the case of the Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates) and integral multiples of $1 (in the case of the Class A Certificates other than the Class A-9, Class A-10, Class A-12, Class A-13, Class A-18, Class A-19 and Class A-24 Certificates) and $1,000 (in the case of all other Classes of Certificates) in excess thereof, except that one Certificate of each of the Class A-13, A-24, Class M-1, Class M-2, Class B-1, Class B-2 and Class B-3 Certificates may be issued in a denomination equal to the denomination set forth as follows for such Class or the sum of such denomination and an integral multiple of $1,000:

                           Class A-13    $ 25,667.00
                           Class A-24    $ 25,434.45
                           Class M-1     $ 25,700.00
                           Class M-2     $250,300.00
                           Class B-1     $250,900.00
                           Class B-2     $250,500.00
                           Class B-3     $250,687.10

     The Class R and Variable Strip Certificates shall be issuable in minimum denominations of not less than a 20% Percentage Interest; provided, however,
                                                          --------  -------
that one Class R Certificate will be issuable to Residential Funding as "tax matters person" pursuant to Section 10.01(c) and (e) in a minimum denomination representing a Percentage Interest of not less than 0.01%.

     The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

     (b) The Class A Certificates, other than the Class A-13, Class A-24 and Variable Strip Certificates, shall initially be issued as one or more Certificates registered in the name of the Depository or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Certificateholders shall hold their respective Ownership Interests in and to each of the Class A Certificates, other than the Class A-13, Class A-24 and Variable Strip Certificates, through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

     The Trustee, the Master Servicer and the Company may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

     If (i)(A) the Company advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Company is unable to locate a qualified successor or (ii) the Company at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates. Neither the Company, the Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Company in connection with the issuance of the Definitive Certificates pursuant to this
Section 5.01 shall be deemed to be imposed upon and performed by the Trustee, and the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

     (c) From time to time the Company, with the written consent of the Owner of the Excess Spread, may cause an additional Class of Class A Certificates which are Variable Strip Certificates to be issued under this Agreement, which shall bear a numerical designation immediately sequentially following the highest numerical designation of Class A Certificates previously issued and which on and after the date of issuance of such Class of Variable Strip Certificates will evidence ownership of the Uncertificated REMIC Regular Interest or Interests specified by the Company. The Variable Strip Certificates shall be substantially in the forms set forth in Exhibit A and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Company in accordance with Section 5.01(a).

      Section 5.02.  Registration of Transfer and Exchange of
                     Certificates and Restrictions on Transfer of
                     Excess Spread.
                     --------------------------------------------

     (a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of Section 8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.
The Certificate Registrar, or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

     (b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to Section
8.12 and, in the case of any Class M, Class B or Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class and aggregate Percentage Interest.

     (c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

     (d) No transfer, sale, pledge or other disposition of a Class B Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. Except as provided in Section 5.02(e), in the event that a transfer of a Class B Certificate is to be made either (i)(A) the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer and (B) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit J hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit K hereto, each acceptable to and in form and substance satisfactory to the Company and the Trustee certifying to the Company and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Company or the Master Servicer or (ii) the prospective transferee of such a Certificate shall be required to provide the Trustee, the Company and the Master Servicer with an investment letter substantially in the form of Exhibit L attached hereto (or such other form as the Company in its sole discretion deems acceptable), which investment letter shall not be an expense of the Trustee, the Company or the Master Servicer, and which investment letter states that, among other things, such transferee (A) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (B) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act of 1933, as amended, provided by Rule 144A. The Holder of any such Certificate desiring to effect any such transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws.

     (e) In the case of any Class A-5, Class A-15, Class M, Class B or Class R Certificate presented for registration in the name of any Person, either (i) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase or holding of such Class A-5, Class A-15, Class M, Class B or Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or
Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer or (ii) the prospective transferee shall be required to provide the Trustee, the Company and the Master Servicer with a certification to the effect set forth in paragraph six of Exhibit J (with respect to any Class A-5, Class A-15, Class M Certificate or any Class B Certificate) or with a certification to the effect set forth in paragraph five of Exhibit I-1 (with respect to any Class R Certificate), which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such transferee or the Person in whose name such registration is requested is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition. So long as the Class A-5 or Class A-15 Certificates are Book-Entry Certificates, any

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

Transferee of a Class A-5 or Class A-15 Certificate (as applicable) will be deemed to have represented by such transfer that either (i) such transferee (A) is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code and is not purchasing such Certificates on behalf of or with "plan assets" of any Plan, or
(B) is an insurance company, the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Section III of PTCE 95-60 or (ii) the purchase and holding of any such Certificate by or on behalf of or with "plan assets" of any Plan is permissible under applicable law, will not result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code, and will not subject the Master Servicer, the Company or the Trustee to any obligation in addition to those undertaken in this Agreement.

     (f) (i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

         (A) Each Person holding or acquiring any Ownership Interest in a Class Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

         (B) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of, (I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit I-1) from

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

the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(f) and agrees to be bound by them, and (II) a certificate, in the form attached hereto as Exhibit I-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

     (C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

     (D) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit I-2.

     (E) Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

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

          (ii) The Trustee will register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit I-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates to Non-United States Persons and Disqualified Organizations (as defined in Section 860E(e)(5) of the Code) are prohibited.

          (iii) (A) If any Disqualified Organization shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

     (B) If any purported Transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R

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

Certificate to a purchaser selected by the Master Servicer on such terms as the Master Servicer may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Master Servicer. Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its Affiliates), expenses and taxes due, if any, will be remitted by the Master Servicer to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

          (iv) The Master Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization. Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

          (v) The provisions of this Section 5.02(f) set forth prior to this clause (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

     (A) written notification from each Rating Agency to the effect that the modification, addition to or

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

         elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of any Class of the Class A, Class M, Class B or Class R Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

            (B) subject to Section 10.01(f), a certificate of the Master Servicer stating that the Master Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Master Servicer, to the effect that such modification, addition to or absence of such provisions will not cause the Trust Fund to cease to qualify as a REMIC and will not cause (x) the Trust Fund to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is a Disqualified Organization or (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

     (g) No service charge shall be made for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     (h) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

     (i) So long as any Excess Spread remains uncertificated, no transfer, sale, pledge or other disposition thereof shall be made by Residential Funding.

      Section 5.03.  Mutilated, Destroyed, Lost or Stolen
                     Certificates.
                     ------------------------------------

     If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and
(ii) there is delivered to the Trustee and the Certificate Registrar such

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

security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

      Section 5.04.  Persons Deemed Owners.
                     ---------------------

     Prior to due presentation of a Certificate for registration of transfer, the Company, the Master Servicer, the Trustee, Financial Security, the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee, Financial Security or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, and neither the Company, the Master Servicer, the Trustee, Financial Security, the Certificate Registrar nor any agent of the Company, the Master Servicer, the Trustee, Financial Security or the Certificate Registrar shall be affected by notice to the contrary except as provided in
Section 5.02(g).

      Section 5.05.  Appointment of Paying Agent.
                     ---------------------------

     The Trustee may appoint a Paying Agent for the purpose of making distributions to the Certificateholders and the Owner of the Excess Spread pursuant to Section 4.02. In the event of any such appointment, on or prior to each Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to the Certificateholders and the Owner of the

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

Excess Spread in the amounts and in the manner provided for in Section 4.02, such sum to be held in trust for the benefit of the Certificateholders and the Owner of the Excess Spread.

     The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to the Certificateholders and the Owner of the Excess Spread in trust for the benefit of the Certificateholders and such Owner entitled thereto until such sums shall be paid to such Certificateholders and such Owner. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders and such Owner on the date of receipt by such Paying Agent.

      Section 5.06.  Optional Purchase of Certificates.
                     ---------------------------------

     (a) On any Distribution Date on which the Pool Stated Principal Balance is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans, either the Master Servicer or the Company shall have the right, at its option, to purchase the Certificates in whole, but not in part, at a price equal to the outstanding Certificate Principal Balance of such Certificates plus the sum of one month's Accrued Certificate Interest thereon and any previously unpaid Accrued Certificate Interest.

     (b) The Master Servicer or the Company, as applicable, shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer or the Company, as applicable, anticipates that it will purchase the Certificates pursuant to Section 5.06(a). Notice of any such purchase, specifying the Distribution Date upon which the Holders may surrender their Certificates to the Trustee for payment in accordance with this Section 5.06, shall be given promptly by the Master Servicer or the Company, as applicable, by letter to Certificateholders (with a copy to the Certificate Registrar and each Rating Agency) mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution, specifying:

          (i) the Distribution Date upon which purchase of the Certificates is anticipated to be made upon presentation

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

and surrender of such Certificates at the office or agency of the Trustee therein designated,

          (ii) the purchase price therefor, if known, and

          (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If either the Master Servicer or the Company gives the notice specified above, the Master Servicer or the Company, as applicable, shall deposit in the Certificate Account before the Distribution Date on which the purchase pursuant to Section 5.06(a) is to be made, in immediately available funds, an amount equal to the purchase price for the Certificates computed as provided above.

     (c) Upon presentation and surrender of the Certificates to be purchased pursuant to Section 5.06(a) by the Holders thereof, the Trustee shall distribute to such Holders an amount equal to the outstanding Certificate Principal Balance thereof plus the sum of one month's Accrued Certificate Interest thereon, any previously unpaid Accrued Certificate Interest with respect thereto and any Prepayment Interest Shortfalls allocated to the Insured Certificates to the extent covered by the Insured Reserve Fund or a Guaranteed Distribution.

          (d) In the event that any Certificateholders do not surrender their Certificates on or before the Distribution Date on which a purchase pursuant to this Section 5.06 is to be made, the Trustee shall on such date cause all funds in the Certificate Account deposited therein by the Master Servicer or the Company, as applicable, pursuant to Section 5.06(b) to be withdrawn therefrom and deposited in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer or the Company, as applicable, shall give a second written notice to such Certificateholders to surrender their Certificates for payment of the purchase price therefor. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer or the Company, as applicable, to contact the Holders of such Certificates

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

concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation in accordance with this Section 5.06, the Trustee shall pay to the Master Servicer or the Company, as applicable, all amounts distributable to the Holders thereof and the Master Servicer or the Company, as applicable, shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer or the Company, as applicable, as a result of such Certificateholder's failure to surrender its Certificate(s) for payment in accordance with this Section 5.06. Any Certificate that is not surrendered on the Distribution Date on which a purchase pursuant to this
Section 5.06 occurs as provided above will be deemed to have been purchased and the Holder as of such date will have no rights with respect thereto except to receive the purchase price therefor minus any costs and expenses associated with such escrow account and notices allocated thereto. Any Certificates so purchased or deemed to have been purchased on such Distribution Date shall remain outstanding hereunder. The Master Servicer or the Company, as applicable, shall be for all purposes the Holder thereof as of such date.

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

                                   ARTICLE VI

                      THE COMPANY AND THE MASTER SERVICER

       Section 6.01.  Respective Liabilities of the Company and
                      the Master Servicer.
                      ------------------------------------------

          The Company and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Company and the Master Servicer herein. By way of illustration and not limitation, the Company is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by
Section 7.01 or Section 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

          Section 6.02. Merger or Consolidation of the Company or the Master Servicer; Assignment of Rights and Delegation of Duties by Master Servicer.
                         --------------------------------------------

          (a) The Company and the Master Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

          (b) Any Person into which the Company or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Company or the Master Servicer shall be a party, or any Person succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to
                 --------  -------
the Master Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC; and provided further that each Rating Agency's ratings, if any, of the Class A, Class M, Class B or Class R Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

          (c) Notwithstanding anything else in this Section 6.02 and Section
6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of FNMA or FHLMC, is reasonably satisfactory to the Trustee and the Company, is willing to service the Mortgage Loans and executes and delivers to the Company and the Trustee an agreement, in form and substance reasonably satisfactory to the Company and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each Rating Agency's rating of the Classes of Certificates that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency). In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

         Section 6.03.  Limitation on Liability of the Company,
                        the Master Servicer and Others.
                        ---------------------------------------

          Neither the Company, the Master Servicer nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders or the Owner of the Excess Spread for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment;

provided, however, that this provision shall not protect the Company, the Master
- --------  -------
Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

          Neither the Company nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company or the Master Servicer
                      --------  -------
may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Company and the Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

          Section 6.04.  Company and Master Servicer Not to Resign.
                         -----------------------------------------

          Subject to the provisions of Section 6.02, neither the Company nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Company or the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02.

                                  ARTICLE VII

                                    DEFAULT

          Section 7.01.  Events of Default.
                         -----------------

          Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (i) the Master Servicer shall fail to distribute or cause to be distributed to the Owner of the Excess Spread or the Holders of Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in either case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee or the Company or to the Master Servicer, the Company and the Trustee by the Owner of the Excess Spread or the Holders of Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

          (ii) the Master Servicer shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Company, or to the Master Servicer, the Company and the Trustee by the Owner of the Excess Spread or the Holders of Certificates of any Class evidencing, in the case of any such Class, Percentage Interests aggregating not less than 25%; or

          (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

          (iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

          (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

          (vi) the Master Servicer shall notify the Trustee pursuant to Section 4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

          If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Company or the Trustee may, and at the direction of Holders of Certificates or the Owner of the Excess Spread entitled to at least 51% of the Voting Rights, the Trustee shall, by notice in writing to the Master Servicer (and to the Company if given by the Trustee or to the Trustee if given by the Company), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer and the Company, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section 4.04(b). On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Certificate Account or thereafter be received with respect to the Mortgage Loans. No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

          Notwithstanding any termination of the activities of Residential Funding in its capacity as Master Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating Residential Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Sections 3.10(a)(ii), (vi) and (vii) as well as its Servicing Fee in respect thereof, and any other amounts payable to Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder. Upon the termination of Residential Funding as Master Servicer hereunder the Company shall deliver to the Trustee a copy of the Program Guide.

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

          Section 7.02.  Trustee or Company to Act;
                         Appointment of Successor.
                         -----------------------------------------

          On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or resigns in accordance with Section 6.04, the Trustee or, upon notice to the Company and with the Company's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), excluding the duty to notify related Subservicers or Sellers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial Account or the Certificate Account pursuant to Sections 3.07(c) and 4.01(b) by the terms and provisions hereof); provided,
                                                                  --------
however, that any failure to perform such duties or responsibilities caused by
- -------
the preceding Master Servicer's failure to provide information required by
Section 4.04 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage Loans held in the Custodial Account or the Certificate Account. If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.01, then notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a FNMA- or FHLMC-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such

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

capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of
       --------  -------
that permitted the initial Master Servicer hereunder. The Company, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicing Fee for any successor Master Servicer appointed pursuant to this
Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.20% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.20% per annum in order to hire a Subservicer with respect to such Mortgage Loans.

        Section 7.03.  Notification to Certificateholders.
                       ----------------------------------

          (a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders and the Owner of the Excess Spread at their respective addresses appearing in the Certificate Register.

          (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

         Section 7.04.  Waiver of Events of Default.
                        ---------------------------

          The Holders representing at least 66% of the Voting Rights affected by a default or Event of Default hereunder, and the Owner of the Excess Spread if affected thereby, may waive such default or Event of Default; provided, however,
                                                              --------  -------
that (a) a default or Event of Default under clause (i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and the Owner of the Excess Spread if so affected and (b) no waiver pursuant to this Section 7.04 shall affect the Holders of Certificates or the Owner of the Excess Spread in the manner set forth in Section 12.01(b)(i),

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

(ii) or (iii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

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

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

          Section 8.01.  Duties of Trustee.
                         -----------------

          (a) The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

          (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall notify the Certificateholders and the Owner of the Excess Spread of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

          The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 4.06, 7.03 and 10.01. The Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this Agreement. The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of the Trust Fund as a REMIC under the REMIC Provisions and (subject to Section 10.01(f)) to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the

Trustee and are reasonably within the scope of its duties under this Agreement.

          (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:
                                      --------  -------

          (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Company or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

          (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

          (iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and
(ii) of Section 7.01 or an Event of Default under clauses (iii), (iv) and

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

          (v) of Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the Company or any Certificateholder or the Owner of the Excess Spread; and

                (v) Except to the extent provided in Section 7.02, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (d) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

          Section 8.02.  Certain Matters Affecting the Trustee.
                         --------------------------------------

          (a) Except as otherwise provided in Section 8.01:

             (i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

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

          (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

          (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders or the Owner of the Excess Spread, pursuant to the provisions of this Agreement, unless such Certificateholders or such Owner shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

          (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (v) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the
     --------  -------
Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the

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

security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

          (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

          (vii) To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund. The Trustee shall sign on behalf of the Trust Fund and deliver to the Master Servicer in a timely manner any Tax Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

          (b) Following the issuance of the Certificates, the Trustee shall not accept any contribution of assets to the Trust Fund unless (subject to Section 10.01(f)) it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding or (ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

          Section 8.03.  Trustee Not Liable for
                         Certificates or Mortgage Loans.
                         ---------------------------------------

          The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Company or the Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any Mortgage Loan or related document. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Company or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Company or the Master Servicer.

          Section 8.04.  Trustee May Own Certificates.
                         ----------------------------

          The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

          Section 8.05.  Master Servicer to Pay Trustee's Fees
                         and Expenses; Indemnification.
                         --------------------------------------

          (a) The Master Servicer covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master Servicer will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

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

          (b) The Master Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on its part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement, provided that:

          (i) with respect to any such claim, the Trustee shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

          (ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

          (iii) notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master Servicer which consent shall not be unreasonably withheld.

No termination of this Agreement shall affect the obligations created by this
Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

          Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of the Certificateholders or the Owner of the Excess Spread pursuant to the terms of this Agreement.

         Section 8.06.  Eligibility Requirements for Trustee.
                        ------------------------------------

          The Trustee hereunder shall at all times be a corporation or a national banking association having its principal office in a state and city acceptable to the Company and organized and doing business under the laws of such state or the United States of

America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

          Section 8.07.  Resignation and Removal of the Trustee.
                         --------------------------------------

          (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

          (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Company, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Company determines that the Trustee has failed (i) to distribute or cause to be distributed to the Certificateholders or the Owner of the Excess Spread any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Company) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Company, then the Company may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Company shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.

          (c) The Holders of Certificates or Excess Spread entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor so appointed.

          (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in
Section 8.08.

          Section 8.08.  Successor Trustee.
                         -----------------

          (a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Company, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

          (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

          (c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

          Section 8.09.  Merger or Consolidation of Trustee.
                         ----------------------------------

          Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders and the Owner of the Excess Spread at their address as shown in the Certificate Register.

          Section 8.10.  Appointment of Co-Trustee or Separate Trustee.
                         ---------------------------------------------

          (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates or the Owner of the Excess Spread of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

          (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

          (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

          (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

          Section 8.11.  Appointment of Custodians.
                         -------------------------

          The Trustee may, with the consent of the Master Servicer and the Company, appoint one or more Custodians who are not Affiliates of the Company, the Master Servicer or any Seller to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to
Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders and the Owner of the Excess Spread. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each Custodial Agreement may be amended only as provided in Section 12.01. The Trustee shall notify the Certificateholders and the Owner of the Excess Spread of the

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

appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this Section 8.11.

          Section 8.12.  Appointment of Office or Agency.
                         -------------------------------

          The Trustee will maintain an office or agency in the City of New York where Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates its offices located at Four Albany Street, New York, NY 10006 for the purpose of keeping the Certificate Register. The Trustee will maintain an office at the address stated in Section 12.05(c) hereof where notices and demands to or upon the Trustee in respect of this Agreement may be served.

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

                                   ARTICLE IX

                                  TERMINATION

      Section 9.01. Termination Upon Purchase by the
                    Master Servicer or the Company or Liquidation of All Mortgage Loans.
                    ----------------------------------------------------

     (a) Subject to Section 9.02, the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby in respect of the Certificates and the Excess Spread (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the Owner of the Excess Spread and the obligation of the Company to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

          (i) the later of the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

          (ii) the purchase by the Master Servicer or the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each Mortgage Loan or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance (net of any unreimbursed Advances attributable to principal) on the day of repurchase plus accrued interest thereon at the Net Mortgage Rate to, but not including, the first day of the month in which such repurchase price is distributed, provided, however,
                                                            --------  -------
that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and provided further that the purchase price set forth above shall be

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

increased as is necessary, as determined by the Master Servicer, to avoid disqualification of the Trust Fund as a REMIC.

     The right of the Master Servicer or the Company to purchase all the assets of the Trust Fund pursuant to clause (ii) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date being less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans. If such right is exercised by the Master Servicer, the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans. In addition, the Master Servicer or the Company, as applicable, shall provide to the Trustee the certification required by Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master Servicer or the Company, as applicable, the Mortgage Files pertaining to the Mortgage Loans being purchased.

     (b) The Master Servicer or, in the case of a final distribution as a result of the exercise by the Company of its right to purchase the assets of the Trust Fund, the Company shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer or the Company, as applicable, anticipates that the final distribution will be made to Certificateholders and the Owner of the Excess Spread (whether as a result of the exercise by the Master Servicer or the Company of its right to purchase the assets of the Trust Fund or otherwise). Notice of any termination, specifying the anticipated Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee (if so required by the terms hereof) for payment of the final distribution and cancellation, shall be given promptly by the Master Servicer or the Company, as applicable (if it is exercising its right to purchase the assets of the Trust Fund), or by the Trustee (in any other case) by letter to the Certificateholders and the Owner of the Excess Spread mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

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

          (i) the anticipated Final Distribution Date upon which final payment of the Certificates and the Excess Spread is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated,

          (ii) the amount of any such final payment, if known, and

          (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, and in the case of the Class A Certificates, Class M Certificates and Class R Certificates, that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If the Master Servicer or the Company, as applicable, is obligated to give notice to Certificateholders and the Owner of the Excess Spread as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders and the Owner of the Excess Spread. In the event such notice is given by the Master Servicer or the Company, the Master Servicer or the Company, as applicable, shall deposit in the Certificate Account before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund computed as above provided.

     (c) In the case of the Class A, Class M and the Class R Certificates, upon presentation and surrender of the Certificates by the Certificateholders thereof, the Trustee shall distribute to the Certificateholders (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's or the Company's election to repurchase, or (ii) if the Master Servicer or the Company elected to so repurchase, an amount determined as follows: (A) with respect to each Certificate the outstanding Certificate Principal Balance thereof, plus one month's Accrued Certificate Interest, any previously unpaid Accrued Certificate Interest and any Prepayment Interest Shortfalls allocated to the Insured Certificates to the extent covered by the Insured Reserve Fund or a Guaranteed Distribution, subject to the priority set forth in Section 4.02(a), and (B) with respect to the Class R Certificates, any excess of the amounts available for distribution (including the repurchase price specified in clause (ii) of subsection (a) of

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

this Section) over the total amount distributed under the immediately preceding clause (A) and the Excess Spread. The Trustee shall also distribute to the Owner the Excess Spread.

     (d) In the event that any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date (if so required by the terms hereof), the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer or the Company, as applicable (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer or the Company, as applicable, to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer or the Company, as applicable, all amounts distributable to the holders thereof and the Master Servicer or the Company, as applicable, shall thereafter hold such amounts until distributed to such holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer or the Company, as applicable, as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.

      Section 9.02. Additional Termination Requirements.
                    -----------------------------------

     (a) The Trust Fund shall be terminated in accordance with the following additional requirements, unless (subject to Section 10.01(f)) the Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of the

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

Trust Fund to comply with the requirements of this Section 9.02 will not (i) result in the imposition on the Trust of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding:

          (i) The Master Servicer shall establish a 90-day liquidation period for the Trust Fund and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations
Section 1.860F-1. The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for the Trust Fund under Section 860F of the Code and regulations thereunder;

          (ii) The Master Servicer shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

          (iii) If the Master Servicer or the Company is exercising its right to purchase the assets of the Trust Fund, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash; provided, however,
                                                             --------  -------
that in the event that a calendar quarter ends after the commencement of the 90-day liquidation period but prior to the Final Distribution Date, the Master Servicer or the Company shall not purchase any of the assets of the Trust Fund prior to the close of that calendar quarter.

          (b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for the Trust Fund at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

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

                                   ARTICLE X

                                REMIC PROVISIONS

     Section 10.01.  REMIC Administration.
                     --------------------

          (a) The REMIC Administrator shall make an election to treat the Trust Fund as a REMIC under the Code and, if necessary, under applicable state law. Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of the REMIC election in respect of the Trust Fund, the Class A, Class M, and Class B Certificates and the Excess Spread shall be designated as the "regular interests" and the Class R Certificates shall be designated as the sole class of "residual interest" in the REMIC. The REMIC Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in the Trust Fund other than the Certificates and the Uncertificated REMIC Regular Interests.

          (b) The Closing Date is hereby designated as the "startup day" of the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

          (c) The REMIC Administrator shall hold a Class R Certificate representing a 0.01% Percentage Interest of the Class R Certificates and shall be designated as "the tax matters person" with respect to the REMIC in the manner provided under Treasury regulations section 1.860F-4(d) and temporary Treasury regulations section 301.6231(a)(7)-1T. Residential Funding, as tax matters person, shall (i) act on behalf of the REMIC in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC

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

Administrator's willful misfeasance, bad faith or gross negligence. If the REMIC Administrator is no longer the Master Servicer hereunder, at its option the REMIC Administrator may continue its duties as REMIC Administrator and shall be paid reasonable compensation not to exceed $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

          (d) The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to the REMIC created hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions. The Trustee and Master Servicer shall promptly provide the REMIC Administrator with such information as the REMIC Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

          (e) The REMIC Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee and the Trustee shall forward to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and
(iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of the REMIC.

          (f) The Master Servicer and the REMIC Administrator shall take such actions and shall cause the REMIC created hereunder to take such actions as are reasonably within the Master Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status thereof as a REMIC under the REMIC Provisions (and the Trustee shall assist the Master Servicer and the REMIC Administrator, to the extent

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

reasonably requested by the Master Servicer and the REMIC Administrator to do
so). In performing their duties more specifically set forth herein, the Master Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control, that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Master Servicer or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Master Servicer, the REMIC Administrator or the Trustee) to the effect that the contemplated action will not, with respect to the REMIC created hereunder, endanger such status or, unless the Master Servicer, the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to the REMIC or its assets, or causing the REMIC to take any action, which is not

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

expressly permitted under the terms of this Agreement, the Trustee will consult with the Master Servicer or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to the REMIC, and the Trustee shall not take any such action or cause the REMIC to take any such action as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur. The Master Servicer or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC Administrator. At all times as may be required by the Code, the Master Servicer will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of the REMIC as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in
Section 860G(a)(5) of the Code.

          (g) In the event that any tax is imposed on "prohibited transactions" of the REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of the REMIC as defined in Section 860G(c) of the Code, on any contributions to the REMIC after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this
Article X, or (iii) otherwise against amounts on deposit in the Custodial Account as provided by Section 3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

          (h) The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to the REMIC on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

          (i) Following the Startup Day, neither the Master Servicer nor the Trustee shall accept any contributions of assets to the REMIC unless (subject to 10.01(f)) the Master Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in the REMIC will not cause the REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

          (j) Neither the Master Servicer nor the Trustee shall (subject to
Section 10.01(f)) enter into any arrangement by which the REMIC will receive a fee or other compensation for services nor permit the REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

          (k) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" by which the Excess Spread and the Certificate Principal Balance of each Class of Certificates (other than the Variable Strip Certificates) representing a regular interest in the REMIC would be reduced to zero is July 25, 2026, which is the Distribution Date immediately following the latest scheduled maturity of any Mortgage Loan. The latest possible Maturity Date for each Uncertificated REMIC Regular Interest is the Distribution Date immediately following the latest scheduled maturity date for the related Mortgage Loan.

          (l) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for the REMIC.

          (m) Neither the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of the REMIC, (iii) the termination of the REMIC pursuant to Article IX of this Agreement or (iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for the REMIC, nor sell or dispose of any investments in the Custodial Account or the Certificate Account for gain nor accept any contributions to the REMIC after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of the REMIC as a REMIC or (b) unless the Master Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause the REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

     Section 10.02.  Master Servicer, REMIC Administrator and
                     Trustee Indemnification.
                     ----------------------------------------

          (a) The Trustee agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Company or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

          (b) The REMIC Administrator agrees to indemnify the Trust Fund, the Company, the Master Servicer and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the Master Servicer or the Trustee, as a result of a breach of the REMIC Administrator's covenants set forth in this Article X with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.

          (c) The Master Servicer agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

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

                                   ARTICLE XI

                                CERTAIN MATTERS
                          REGARDING FINANCIAL SECURITY

      Section 11.01.     Rights of Financial Security To Exercise
                         Rights of Insured Certificateholders.
                         ----------------------------------------

          By accepting its Certificate, each Insured Certificateholder agrees that unless a Financial Security Default exists, Financial Security shall have the right to exercise all consent, voting, direction and other control rights of the Insured Certificateholders under this Agreement without any further consent of the Insured Certificateholders.

      Section 11.02.     Claims Upon the FSA Policy; FSA Policy
                         Payments Account.
                         --------------------------------------

     (a) If, on the Business Day next succeeding the Determination Date the Master Servicer determines that (i) the funds that will be on deposit in the Certificate Account, on the related Certificate Account Deposit Date, to the extent distributable to the Insured Certificateholders pursuant to Section 4.02(a)(i), together with any Insured Reserve Withdrawal for the related Distribution Date, are insufficient to pay the one month's interest on the Certificate Principal Balance of the Insured Certificates at the related Pass-Through Rate (net of (a) any Prepayment Interest Shortfalls allocated to the Insured Certificates but only to the extent covered by the Master Servicer or the Insured Reserve Fund and (b) any interest shortfalls relating to the Soldiers' and Sailors' Relief Act of 1940, as amended) on such Distribution Date, (ii) the principal portion of any Realized Loss is allocated to the Insured Certificates on such Distribution Date or (iii) the funds available in connection with an optional termination of the Trust Fund pursuant to Section
5.06 or Section 9.01 or on the Final Distribution Date will be insufficient to reduce the Certificate Principal Balances of the Insured Certificates to zero, the Master Servicer shall deliver to the Trustee not later than 1:00 p.m. New York City time on the Business Day next succeeding the Determination Date a certificate signed by a Servicing Officer directing the Trustee to draw on the FSA Policy and stating the amount to be drawn and stating the Guaranteed Distribution for each Class of Insured Certificates, and the Trustee shall give

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

notice by telephone or telecopy of the aggregate amount of such deficiency, confirmed in writing in the form set forth as Exhibit A to the endorsement of the FSA Policy, to Financial Security and the Fiscal Agent (as defined in the FSA Policy), if any, at or before 12:00 noon, New York City time, on the Business Day prior to such Distribution Date. If, subsequent to such notice, and prior to payment by Financial Security pursuant to such notice, additional amounts are deposited in the Certificate Account, the Trustee shall reasonably promptly notify Financial Security and withdraw the notice or reduce the amount claimed, as appropriate.

     (b) The Trustee shall establish a separate special purpose trust account for the benefit of Holders of the Insured Certificates and Financial Security referred to herein as the "FSA Policy Payments Account" over which the Trustee shall have exclusive control and sole right of withdrawal. The Trustee shall deposit any amount paid under the FSA Policy in the FSA Policy Payments Account and distribute such amount only for purposes of payment to Holders of Insured Certificates of the Guaranteed Distribution for which a claim was made. Such amount may not be applied to satisfy any costs, expenses or liabilities of the Master Servicer, the Trustee or the Trust Fund. Amounts paid under the FSA Policy shall be transferred to the Certificate Account in accordance with the next succeeding paragraph and disbursed by the Trustee to Holders of Certificates in accordance with Section 4.02(h), Section 5.06(c) or Section 9.01(c), as applicable. It shall not be necessary for such payments to be made by checks or wire transfers separate from the checks or wire transfers used to pay the Guaranteed Distribution with other funds available to make such payment. However, the amount of any payment of principal of or interest on the Insured Certificates to be paid from funds transferred from the FSA Policy Payments Account shall be noted as provided in paragraph (c) below and in the statement to be furnished to Holders of the Certificates pursuant to Section 4.03. Funds held in the FSA Policy Payments Account shall not be invested by the Master Servicer.

     On any Distribution Date with respect to which a claim has been made under the FSA Policy, the amount of any funds received by the Trustee as a result of any claim under the FSA Policy, to the extent required to make the Guaranteed Distribution on such Distribution Date shall be withdrawn from the FSA Policy Payments Account and deposited in the Certificate Account and applied by the Master Servicer on behalf of the Trustee, together with the other funds to be distributed to the Insured Certificateholders pursuant to
Section 4.02(a), directly to the payment in full of the Guaranteed Distribution due on the Insured Certificates. Any funds remaining in the FSA Policy Payments Account on the first Business Day following a Distribution Date shall be remitted to Financial Security, pursuant to the instructions of Financial Security, by the end of such Business Day.

     (c) The Trustee shall keep a complete and accurate record of the amount of interest and principal paid into the FSA Policy Payments Account in respect of any Certificate from moneys received under the FSA Policy. Financial Security shall have the right to inspect such records at reasonable times during normal business hours upon two Business Day's prior notice to the Trustee.

      Section 11.03.     Effect of Payments by Financial Security;
                         Subrogation.
                         -----------------------------------------

     Anything herein to the contrary notwithstanding, for purposes of this
Section 11.03, any payment with respect to principal of or interest on the Insured Certificates which is made with monies received pursuant to the terms of the FSA Policy shall not be considered payment of the Insured Certificates from the Trust Fund. The Master Servicer and the Trustee acknowledge, and each Holder by its acceptance of an Insured Certificate agrees, that without the need for any further action on the part of Financial Security, the Master Servicer, the Trustee or the Certificate Registrar, to the extent Financial Security makes payments, directly or indirectly, on account of principal of or interest on the Insured Certificates to the Holders of such Certificates, Financial Security will be fully subrogated to, and each Insured Certificateholder, the Master Servicer and the Trustee hereby delegate and assign to Financial Security, to the fullest extent permitted by law, the rights of such Holders to receive such principal and interest from the Trust Fund; provided that Financial Security shall be paid such amounts but only from the sources and in the manner provided herein.

     The Trustee and the Master Servicer shall cooperate in all respects with any reasonable request by Financial Security for action to preserve or enforce Financial Security's rights or interests under this Agreement without limiting the rights or affecting the interests of the Holders as otherwise set forth herein.

      Section 11.04.     Notices and Information to Financial Security.
                         ---------------------------------------------

     (a) All notices, statements, reports, certificates or opinions required by this Agreement to be sent to any other party hereto or to the Certificateholders shall also be sent to Financial Security.

     (b) The Master Servicer shall designate a Person who shall be available to Financial Security to provide reasonable access to information regarding the Mortgage Loans.

      Section 11.05.     Trustee to Hold FSA Policy.
                         --------------------------

     The Trustee will hold the FSA Policy in trust as agent for the Insured Certificateholders for the purpose of making claims thereof and distributing the proceeds thereof. Neither the FSA Policy, nor the amounts paid on the FSA Policy will constitute part of the Trust Fund or assets of the REMIC created by this Agreement. Each Insured Certificateholder, by accepting its Certificate, appoints the Trustee as attorney-in-fact for the purpose of making claims on the FSA Policy. The Trustee shall surrender the Policy to Financial Security for cancellation upon the expiration of the term of the Policy as provided in the Policy following the retirement of the Insured Certificates.

      Section 11.06.     Payment of Insurance Premium.
                         ----------------------------

     Unless otherwise designated in writing by the President or a Managing Director of Financial Security to the Trustee, the Insurance Premium to be paid pursuant to Section 4.02(a) shall be paid by the Trustee to Financial Security by wire transfer with the following details specifically stated in the wire transfer:

Bank:  Morgan Guaranty Trust Co.
ABA Number:  021000238
For the account of:  Financial Security Assurance Inc.
Account Number:  000-33-345
Policy Number: 50491-N

                                  ARTICLE XII

                            MISCELLANEOUS PROVISIONS

      Section 12.01.       Amendment.
                           ---------

     (a) This Agreement or any Custodial Agreement may be amended from time to time by the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders:

          (i)  to cure any ambiguity,

          (ii) to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

          (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of the Trust Fund as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

          (iv) to change the timing and/or nature of deposits into the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that (A) the Certificate Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,

          (v) to modify, eliminate or add to the provisions of Section 5.02(f) or any other provision hereof restricting transfer of the Class R Certificates, by virtue of their being the "residual interests" in the REMIC, provided that
(A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not (subject to Section 10.01(f)), as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause the REMIC or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee, or

          (vi) to provide for all or a portion of the Excess Spread to be certificated and designated as a Variable Strip Certificate, or

          (vii) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder.

     (b) This Agreement or any Custodial Agreement may also be amended from time to time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby and the Owner of the Excess Spread, if affected thereby, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class or of the Excess Spread; provided, however, that no such amendment shall:
- --------  -------

          (i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate or the Excess Spread without the consent of the Holder of such Certificate or the Owner of the Excess Spread,

          (ii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

     (c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (subject to Section 10.01(f) and at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Company or the Trustee in accordance with such amendment will not result in the imposition of a federal tax on the Trust Fund or cause the REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding.

     (d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder and the Owner of the Excess Spread. It shall not be necessary for the consent of Certificateholders under this Section 12.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

     (e) The Company shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the Holders of the Class B Certificates against any or all Realized Losses or other shortfalls. Any such instrument or fund shall be held by the Trustee for the benefit of the Class B Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in the Trust Fund. To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the Trust Fund,
(ii) any such reserve fund shall be owned by the Company, and (iii) amounts transferred by the Trust Fund to any such reserve fund shall be treated as amounts distributed by the Trust Fund to the Company or any successor, all within the meaning of Treasury Regulations Section 1.860G-2(h) as it reads as of the Cut-off Date. In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Company but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Class A Certificateholders, the Class R Certificateholders, the Class M Certificateholders, the Master Servicer or the Trustee, as applicable; provided that the Company obtains (subject to Section 10.01(f)) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code and (b) the REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding. In the event that the Company elects to provide such coverage in the form of a limited guaranty provided by General Motors Acceptance Corporation, the Company may elect that the text of such amendment to this Agreement shall be substantially in the form attached hereto as Exhibit M (in which case Residential Funding's Subordinate Certificate Loss Obligation as described in such exhibit shall be established by Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit N, with such changes as the Company shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

      Section 12.02.  Recordation of Agreement; Counterparts.
                      --------------------------------------

     (a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of Holders of Certificates entitled to at least 25% of the Voting Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

     (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

      Section 12.03.  Limitation on Rights of Certificateholders.
                      ------------------------------------------

     (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

     (b) No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders or the Owner of the Excess Spread from time to time as partners or members of an association; nor shall any Certificateholder or the Owner of the Excess Spread be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     (c) Neither the Owner of the Excess Spread nor any Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder and the Owner of the Excess Spread with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section 12.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

      Section 12.04.     Governing Law.
                         -------------

     This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

      Section 12.05.        Notices.
                            -------

     All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to (a) in the case of the Company, 8400 Normandale Lake Boulevard, Suite 700, Minneapolis, Minnesota 55437, Attention: President, or such other address as may hereafter be furnished to the Master Servicer, Financial Security and the Trustee in writing by the Company, (b) in the case of the Master Servicer, 10 Universal City Plaza, Suite 2100, Universal City, California 91608,
Attention: Ms. Becker or such other address as may be hereafter furnished to the Company, Financial Security and the Trustee by the Master Servicer in writing,
(c) in the case of the Trustee, Four Albany Street, New York, New York 10006,
Attention: Residential Funding Corporation Series 1996-S16 or such other address as may hereafter be furnished to the Company, Financial Security and the Master Servicer in writing by the Trustee, (d) in the case of Fitch, One State Street Plaza, New York, New York 10004, or such other address as may hereafter be furnished to the Company, Trustee, Financial Security and the Master Servicer in writing by Fitch and (e) in the case of Standard & Poor's, 25 Broadway, New York, New York 10004 or such other address as may be hereafter furnished to the Company, Trustee, Financial Security and Master Servicer by Standard & Poor's and (g) in the case of Financial Security, Financial Security Assurance Inc., 350 Park Avenue, New York, New York 10022, Attention: Surveillance Department,
Re: Residential Funding Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 1996-S16, (telecopy number (212) 339-3518 or (212) 339-
3529) or such other address as may hereafter be furnished to the Trustee, the Master Servicer and the Company in writing by Financial Security. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. In each case in which a notice or other communication to Financial Security refers to a Financial Security Default or a claim under the FSA Policy or with respect to which failure on the part of Financial Security to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of the General Counsel and the Head-Financial Guaranty Group at Financial Security Assurance Inc., 350 Park Avenue, New York, New York 10022 and shall be marked to indicate "URGENT MATERIAL ENCLOSED". Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

      Section 12.06.  Notices to Rating Agency.
                      ------------------------

     The Company, the Master Servicer or the Trustee, as applicable, shall notify each Rating Agency, Financial Security and the Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c), (d), (g),
(h), (i) or (j) below or provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and (f) below:

     (a) a material change or amendment to this Agreement,

     (b) the occurrence of an Event of Default,

     (c) the termination or appointment of a successor Master Servicer or Trustee or a change in the majority ownership of the Trustee,

     (d) the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section 3.12 or the cancellation or modification of coverage under any such instrument,

     (e) the statement required to be delivered to the Holders of each Class of Certificates and the Owner of the Excess Spread pursuant to Section 4.03,

     (f) the statements required to be delivered pursuant to Sections 3.18 and 3.19,

     (g) a change in the location of the Custodial Account or the Certificate Account,

     (h) the occurrence of any monthly cash flow shortfall to the Holders of any Class of Certificates or the Owner of the Excess Spread resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

     (i) the occurrence of the Final Distribution Date,

     (j) the repurchase of or substitution for any Mortgage Loan, and

     (k) any Financial Security Default that has not been cured,

provided, however, that with respect to notice of the occurrence of the events
- --------  -------
described in clauses (d), (g) or (h) above, the Master Servicer shall provide prompt written notice to each Rating Agency, Financial Security and the Subservicer of any such event known to the Master Servicer.

      Section 12.07.  Severability of Provisions.
                      --------------------------

     If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

      Section 12.08.  Supplemental Provisions for Resecuritization.
                      ---------------------------------------------

     This Agreement may be supplemented by means of the addition of a separate Article hereto (a "Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances. With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Company or any of its Affiliates (or any designee thereof) is the registered Holder (the "Resecuritized Certificates"), the Company may deposit such Resecuritized Certificates into a new REMIC, grantor trust or custodial arrangement (a "Restructuring Vehicle") to be held by the Trustee pursuant to a Supplemental Article. The instrument adopting such Supplemental Article shall be executed by the Company, the Master Servicer and the Trustee; provided, that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby. To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the Certificates initially issued hereunder, the adoption of the Supplemental Article shall not constitute an "amendment" of this Agreement.

     Each Supplemental Article shall set forth all necessary provisions relating to the holding of the Resecuritized Certificates by the Trustee, the establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring Vehicle and the distributions to be made thereon, and any other provisions necessary for the purposes thereof. In connection with each Supplemental Article, the Company shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the Restructuring Vehicle will qualify as a REMIC, grantor trust or other entity not subject to taxation for federal income tax purposes and (ii) the adoption of the Supplemental Article will not endanger the status of the Trust Fund as a REMIC or (subject to Section 10.01(f)) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in Section 860G(d) of the Code.

     IN WITNESS WHEREOF, the Company, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.

                              RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

[Seal]
                              By: /s/Diane S. Wold
                                 --------------------------
                                   Name:   Diane S. Wold
                                   Title:  Vice President

Attest:  /s/Randy Van Zee
       --------------------------
        Name:   Randy Van Zee
        Title:  Vice President


                              RESIDENTIAL FUNDING CORPORATION

[Seal]
                              By:  /s/Randy Van Zee
                                 -----------------------
                                   Name:   Randy Van Zee
                                   Title:  Director


Attest:  /s/Diane S. Wold
       ------------------------
        Name:   Diane S. Wold
        Title:  Director


                              BANKERS TRUST COMPANY,
                              as Trustee

[Seal]
                              By: /s/ Katherine M. Keller
                                 ---------------------------
                                Name:  Katharine M. Keller
                                Title: Assistant Secretary

Attest: /s/Gary R. Vaughan
       --------------------------
        Name:  Gary R. Vaughan
        Title: Assistant Vice President

STATE OF MINNESOTA    )
                      ) ss.:
COUNTY OF HENNEPIN    )


          On the 30th day of July, 1996 before me, a notary public in and for said State, personally appeared _____________, known to me to be a Vice President of Residential Funding Mortgage Securities I, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                ------------------------------
                                       Notary Public

[Notarial Seal]

STATE OF MINNESOTA    )
                      ) ss.:
COUNTY OF HENNEPIN    )


          On the 30th day of July, 1996 before me, a notary public in and for said State, personally appeared _________________, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                ------------------------------
                                       Notary Public

[Notarial Seal]

STATE OF            )
                    ) ss.:
COUNTY OF           )


          On the 30th day of July, 1996 before me, a notary public in and for said State, personally appeared ________________, known to me to be a ______________ of Bankers Trust Company, a New York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                ------------------------------
                                       Notary Public

[Notarial Seal]

                                   EXHIBIT A

                          FORM OF CLASS A CERTIFICATE


          SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

          [THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.]

          [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS JULY 30, 1996.
ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 200% OF THE STANDARD PREPAYMENT ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), [AND ASSUMING A CONSTANT PASS-THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH RATE,] THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $_____ OF OID PER [$1,000] [$100,000] OF [INITIAL CERTIFICATE PRINCIPAL BALANCE] [NOTIONAL AMOUNT], THE YIELD TO MATURITY IS ___% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $_______ PER [$1,000] [$100,000] OF [INITIAL CERTIFICATE PRINCIPAL BALANCE] [NOTIONAL AMOUNT], COMPUTED USING THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE OR AS TO THE CONSTANCY OF THE PASS-THROUGH RATE.]

          [FOR CLASS A-5 AND CLASS A-15: NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY

OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.]

Certificate No. ____             [___%] Pass-Through Rate

Class A-__ Senior                [Variable Pass-Through Rate
Date of Pooling and Servicing      based on a Notional Amount]
Agreement and Cut-off Date:
July 1, 1996                     [Percentage Interest: ___%]

                                 Aggregate [Initial Certificate Principal
                                 Balance] of the Class
                                 A-__ Certificates:

First Distribution Date:         [Aggregate Notional Amount
[August 25, 1996]                  of the Class A-__ Certificates]


Master Servicer:                 [Initial] [Certificate Principal
Residential Funding              Balance] [Notional Amount] of this
Corporation                      Certificate: $_____________]

Assumed Final
Distribution Date:               CUSIP 760944-_____
July 25, 2026


                       MORTGAGE PASS-THROUGH CERTIFICATE
                                SERIES 1996-S16

     evidencing a percentage interest in the distributions allocable to the Class A-__ Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

          This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Corporation or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage Corporation or any of their affiliates. None of the

Company, the Master Servicer, GMAC Mortgage Corporation or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

          This certifies that _____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate [(obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate Initial Certificate Principal Balance of all Class A-___ Certificates, both as specified above)] in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and Bankers Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount [(of interest and principal, if any)] required to be distributed to Holders of Class A-__ Certificates on such Distribution Date. The Notional Amount of the Class A-__ Certificates as of any date of determination is equal to the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the related Uncertificated REMIC Regular Interests represented by the Class A-__ Certificates immediately prior to such date. The Class A-__ Certificates have no Certificate Principal Balance.

          Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

          Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. [The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.]

          [FOR CLASS A-5 AND CLASS A-15: NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.]

          This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any

Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

          As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

          The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

          The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

          This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

          The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                           BANKERS TRUST COMPANY,
                                  as Trustee


                                 By:
                                    -----------------------------
                                         Authorized Signatory



                         CERTIFICATE OF AUTHENTICATION
                         -----------------------------

          This is one of the Class A-__ Certificates referred to in the within-mentioned Agreement.

                                 BANKERS TRUST COMPANY,
                                  as Certificate Registrar


                                 By:
                                    -----------------------------
                                         Authorized Signatory

                                   ASSIGNMENT
                                   ----------


          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
_________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

          I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:
                                                  ------------------------------

- --------------------------------------------------------------------------------


Dated:
                                       -----------------------------------------
                                       Signature by or on behalf of assignor




                                                 ------------------------------
                                                    Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for purposes of distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________________________________________________ for
the account of _____________________________________________ account number
________________, or, if mailed by check, to
_______________________________________________________________ Applicable
statements should be mailed to
________________________________________________________________________________
___.

          This information is provided by ____________________________, the assignee named above, or _________________________________, as its agent.

                                   EXHIBIT B

                          FORM OF CLASS M CERTIFICATE


THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AND CLASS R CERTIFICATES [AND CLASS M-1 CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

[THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS JULY 30, 1996. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 200% OF THE STANDARD PREPAYMENT ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH
NO MORE THAN $              OF OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL
BALANCE, THE YIELD TO MATURITY IS     % AND THE AMOUNT OF OID ATTRIBUTABLE TO
THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $           PER $1,000 OF INITIAL
CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO REPRESENTATION

IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.]

Certificate No. ___                    7.75% Pass-Through Rate

Class M-___ Subordinate                Aggregate Certificate
                                       Principal Balance
                                       of the Class M Certificates:
Date of Pooling and Servicing             $_______________
Agreement and Cut-off Date:
July 1, 1996                           Initial Certificate Principal
                                       Balance of this Certificate:
First Distribution Date:               $_______________
August 25, 1996
                                       CUSIP: 760944-_____
Master Servicer:
Residential Funding Corporation

Assumed Final Distribution Date:
July 25, 2026



                       MORTGAGE PASS-THROUGH CERTIFICATE,
                                SERIES 1996-S16

     evidencing a percentage interest in any distributions allocable to the Class M-__ Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

          This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Corporation or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage Corporation or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Corporation or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

          This certifies that _________________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class M-__ Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and Bankers Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class M-__ Certificates on such Distribution Date.

          Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

          Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

          No transfer of this Class M Certificate will be made unless the Trustee has received either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class M Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan, or stating that the transferee is an insurance company, the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Section III of PTCE 95-60.

          This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

          As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

          The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

          The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

          This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

          The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

          Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                           BANKERS TRUST COMPANY,
                                  as Trustee


                                 By:
                                    -----------------------------
                                         Authorized Signatory



                         CERTIFICATE OF AUTHENTICATION
                         -----------------------------

          This is one of the Class M-__ Certificates referred to in the within-mentioned Agreement.

                                 BANKERS TRUST COMPANY,
                                  as Certificate Registrar


                                 By:
                                    -----------------------------
                                         Authorized Signatory

                                   ASSIGNMENT
                                   ----------


          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
_________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

          I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                                    --------------------------------------------
                                    Signature by or on behalf of assignor




                                                   -----------------------------
                                                     Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for purposes of distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________________________________________________ for
the account of _____________________________________________ account number
________________, or, if mailed by check, to
_______________________________________________________________ Applicable
statements should be mailed to
________________________________________________________________________________
___.

          This information is provided by ____________________________, the assignee named above, or _________________________________, as its agent.

                                   EXHIBIT C

                          FORM OF CLASS B CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, CLASS R CERTIFICATES AND CLASS M CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS JULY 30, 1996. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 200% OF THE STANDARD PREPAYMENT ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $___ OF OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS ____% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $____ PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.

Certificate No. __                     7.75% Pass-Through Rate

Class B-__ Subordinate                 Aggregate Certificate
                                       Principal Balance
                                       of the Class B-__
                                       Certificates as of
Date of Pooling and Servicing          the Cut-off Date:
Agreement and Cut-off Date:            $_______________
July 1, 1996
                                       Initial Certificate Principal
                                       Balance of this Certificate:
First Distribution Date:               $_______________
August 25, 1996

Master Servicer:
Residential Funding Corporation

Assumed Final Distribution Date:
July 25, 2026


                       MORTGAGE PASS-THROUGH CERTIFICATE,
                                SERIES 1996-S16

     evidencing a percentage interest in any distributions allocable to the Class B-__ Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

          This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Corporation or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage Corporation or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Corporation or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

          This certifies that Residential Funding Mortgage Securities I, Inc. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class B-__ Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and Bankers Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month next preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class B Certificates on such Distribution Date.

          Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

          Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

          No transfer of this Class B Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class B Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan, or stating that the transferee is an insurance company, the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Section III of PTCE 95-60.

          This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

          As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

          The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

          The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

          This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

          The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

          Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                           BANKERS TRUST COMPANY,
                                  as Trustee


                                 By:
                                    -----------------------------
                                         Authorized Signatory



                         CERTIFICATE OF AUTHENTICATION
                         -----------------------------

          This is one of the Class M-__ Certificates referred to in the within-mentioned Agreement.

                                 BANKERS TRUST COMPANY,
                                  as Certificate Registrar


                                 By:
                                    -----------------------------
                                         Authorized Signatory

                                   ASSIGNMENT
                                   ----------


          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
_________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

          I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                                        ----------------------------------------
                                        Signature by or on behalf of assignor




                                                    ----------------------------
                                                      Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for purposes of distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________________________________________________ for
the account of _____________________________________________ account number
________________, or, if mailed by check, to
_______________________________________________________________ Applicable
statements should be mailed to
________________________________________________________________________________
___.

          This information is provided by ____________________________, the assignee named above, or _________________________________, as its agent.

                                   EXHIBIT D

                          FORM OF CLASS R CERTIFICATE

THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREIN REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND
(3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT

WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No. ___                    7.75% Pass-Through Rate

Class R Senior                         Aggregate Initial Certificate Principal
Balance of the Class R Certificates:  $100.00
Date of Pooling and Servicing
Agreement and Cut-off Date:
July 1, 1996                           Initial Certificate Principal
                                       Balance of this Certificate:
First Distribution Date:               $_______________
August 25, 1996
                                       Percentage Interest:
Master Servicer:                       _______%
Residential Funding Corporation
                                       CUSIP 760944-_____
Assumed Final Distribution Date:
July 25, 2026


                       MORTGAGE PASS-THROUGH CERTIFICATE,
                                SERIES 1996-S16

     evidencing a percentage interest in any distributions allocable to the Class R Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

          This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Corporation or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage Corporation or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Corporation or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

          This certifies that _________________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate Initial Certificate Principal Balance of all Class R Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and Bankers Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class R Certificates on such Distribution Date.

          Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee,

(iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Company will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Company, which purchaser may be the Company, or any affiliate of the Company, on such terms and conditions as the Company may choose.

          Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto. Notwithstanding the reduction of the Certificate Principal Balance hereof to zero, this Certificate will remain outstanding under the Agreement and the Holder hereof may have additional obligations with respect to this Certificate, including tax liabilities, and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

          No transfer of this Class R Certificate will be made unless the Trustee has received either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class R Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

          This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

          As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

          The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

          The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

          This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

          The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purpose have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                           BANKERS TRUST COMPANY,
                                  as Trustee


                                 By:
                                    --------------------------------
                                         Authorized Signatory



                         CERTIFICATE OF AUTHENTICATION
                         -----------------------------

          This is one of the Class R Certificates referred to in the within-mentioned Agreement.

                                 BANKERS TRUST COMPANY,
                                  as Certificate Registrar


                                 By:
                                    --------------------------------
                                         Authorized Signatory

                                   ASSIGNMENT
                                   ----------


          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
_________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

          I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:
                                                  ------------------------------

- --------------------------------------------------------------------------------


Dated:
                                        ----------------------------------------
                                        Signature by or on behalf of assignor




                                                   -----------------------------
                                                     Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for purposes of distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________________________________________________ for
the account of _____________________________________________ account number
________________, or, if mailed by check, to
_______________________________________________________________ Applicable
statements should be mailed to
________________________________________________________________________________
___.

          This information is provided by ____________________________, the assignee named above, or _________________________________, as its agent.

                                   EXHIBIT E

                              CUSTODIAL AGREEMENT
                              -------------------

          THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of July 1, 1996, by and among BANKERS TRUST COMPANY, as Trustee (including its successors under the Pooling Agreement defined below, the "Trustee"), RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (together with any successor in interest, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with any successor in interest or successor under the Pooling Agreement referred to below, the "Master Servicer"), and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION (together with any successor in interest or any successor appointed hereunder, the "Custodian").


                        W I T N E S S E T H   T H A T :
                        - - - - - - - - - -   - - - -

          WHEREAS, the Company, the Master Servicer, and the Trustee have entered into a Pooling and Servicing Agreement dated as of July 1, 1996, relating to the issuance of Residential Funding Mortgage Securities I, Inc., Mortgage Pass-Through Certificates, Series 1996-S16 (as in effect on the date of this agreement, the "Original Pooling Agreement," and as amended and supplemented from time to time, the "Pooling Agreement"); and

          WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Company and the Master Servicer under the Pooling Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Company, the Master Servicer and the Custodian hereby agree as follows:


                                   ARTICLE I

                                  Definitions

          Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling Agreement, unless otherwise required by the context herein.


                                   ARTICLE II

                         Custody of Mortgage Documents

          Section 2.1.  Custodian to Act as Agent; Acceptance of Mortgage Files.
                        -------------------------------------------------------
The Custodian, as the duly appointed agent of the Trustee for these purposes, acknowledges receipt of the Mortgage Files relating to the Mortgage Loans identified on the schedule attached hereto (the "Mortgage Files") and declares that it holds and will hold the Mortgage Files as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.

          Section 2.2.  Recordation of Assignments.  If any Mortgage File
                        --------------------------
includes one or more assignments to the Trustee of Mortgage Notes and related Mortgages that have not been recorded, each such assignment shall be delivered by the Custodian to the Company for the purpose of recording it in the appropriate public office for real property records, and the Company, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

          Section 2.3.  Review of Mortgage Files.
                        ------------------------

          (a) On or prior to the Closing Date, the Custodian shall deliver to the Trustee an Initial Certification in the form annexed hereto as Exhibit One evidencing receipt of a Mortgage File for each Mortgage Loan listed on the Schedule attached hereto (the "Mortgage Loan Schedule").

          (b) Within 45 days of the initial issuance of the Certificates, the Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of Section 2.02 of the Pooling Agreement, each Mortgage File, and shall deliver to the Trustee an Interim Certification in the form annexed hereto as Exhibit Two to the effect that all documents required to be delivered pursuant to Section 2.01(b) of the Pooling

Agreement have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. Within 45 days of receipt of the documents required to be delivered pursuant to Section 2.01(c) of the Pooling Agreement, the Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of Section 2.02 of the Pooling Agreement, each such document, and shall deliver to the Trustee either (i) an Interim Certification in the form attached hereto as Exhibit Two to the effect that all such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification or (ii) a Final Certification as set forth in subsection (c) below. The Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face. If in performing the review required by this Section 2.3 the Custodian finds any document or documents constituting a part of a Mortgage File to be defective in any material respect, the Custodian shall promptly so notify the Company, the Master Servicer and the Trustee. Upon receipt of written notification from the Master Servicer, signed by a Servicing Officer, that the Master Servicer or a Subservicer, as the case may be, has made a deposit into the Certificate Account in payment for the purchase of the related Mortgage Loan in an amount equal to the Purchase Price for such Mortgage Loan, the Custodian shall release to the Master Servicer the related Mortgage File.

          (c) Upon receipt of all documents required to be in the Mortgage Files the Custodian shall deliver to the Trustee a Final Certification in the form annexed hereto as Exhibit Three evidencing the completeness of the Mortgage Files.

          Upon receipt of written request from the Trustee, the Custodian shall as soon as practicable supply the Trustee with a list of all of the documents relating to the Mortgage Loans then contained in the Mortgage Files.

          Section 2.4.  Notification of Breaches of Representations and
                        -----------------------------------------------
Warranties.  Upon discovery by the Custodian of a breach of any representation
- ----------
or warranty made by the Master Servicer or the

Company as set forth in the Pooling Agreement or by a Seller in a Seller's Agreement or by Residential Funding or the Company in the Assignment Agreement with respect to a Mortgage Loan relating to a Mortgage File, the Custodian shall give prompt written notice to the Company, the Master Servicer and the Trustee.

          Section 2.5.  Custodian to Cooperate; Release of Mortgage Files.  Upon
                        -------------------------------------------------
the repurchase or substitution of any Mortgage Loan pursuant to Article II of the Pooling Agreement or payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer shall immediately notify the Custodian by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 of the Pooling Agreement have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File. The Custodian agrees, upon receipt of such certification and request, promptly to release to the Master Servicer the related Mortgage File. The Master Servicer shall deliver to the Custodian and the Custodian agrees to accept the Mortgage Note and other documents constituting the Mortgage File with respect to any Qualified Substitute Mortgage Loan.

          From time to time as is appropriate for the servicing or foreclosures of any Mortgage Loan, including, for this purpose, collection under any Primary Insurance Policy or any Mortgage Pool Insurance Policy, the Master Servicer shall deliver to the Custodian a certificate of a Servicing Officer requesting that possession of all, or any document constituting part, of the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any of the Required Insurance Policies. With such certificate, the Master Servicer shall deliver to the Custodian a trust receipt signed by a Servicing Officer on behalf of the Master Servicer, and upon receipt of the foregoing, the Custodian shall deliver the Mortgage File or such document to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Custodian when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Custodian shall deliver the Trust Receipt with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account as provided in the Pooling Agreement.

          Section 2.6.  Assumption Agreements.  In the event that any assumption
                        ---------------------
agreement or substitution of liability agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling Agreement, the Master Servicer shall notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which shall be added to the related Mortgage File and, for all purposes, shall be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting parts thereof.


                                  ARTICLE III

                            Concerning the Custodian

          Section 3.1.  Custodian a Bailee and Agent of the Trustee.  With
                        -------------------------------------------
respect to each Mortgage Note, Mortgage and other documents constituting each Mortgage File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee and has no instructions to hold any Mortgage Note or Mortgage for the benefit of any person other than the Trustee, holds such documents for the benefit of Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.5 of this Agreement, no Mortgage Note, Mortgage or other document constituting a part of a Mortgage File shall be delivered by the Custodian to the Company or the

Master Servicer or otherwise released from the possession of the Custodian.

          Section 3.2.  Indemnification.  The Company hereby agrees to indemnify
                        ---------------
and hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reason of its acting as custodian under this Agreement, including indemnification of the Custodian against any and all expenses, including attorney's fees if counsel for the Custodian has been approved by the Company, and the cost of defending any action, suit or proceedings or resisting any claim. Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fee or charge shall have been caused by reason of any negligent act, negligent failure to act or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

          Section 3.3.  Custodian May Own Certificates.  The Custodian in its
                        ------------------------------
individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

          Section  3.4.  Master Servicer to Pay Custodian's Fees and Expenses.
                         ----------------------------------------------------
The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

          Section 3.5.  Custodian May Resign; Trustee May Remove Custodian.  The
                        --------------------------------------------------
Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trustee shall either take custody of the Mortgage Files itself and give prompt notice thereof to the Company, the Master Servicer and the Custodian, or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trustee shall not have taken custody of the Mortgage Files and no successor Custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

          The Trustee may remove the Custodian at any time. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority and shall be able to satisfy the other requirements contained in Section 3.7 and shall be unaffiliated with the Master Servicer or the Company.

          Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Company and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall be appointed by the Trustee without the prior approval of the Company and the Master Servicer.

          Section 3.6.  Merger or Consolidation of Custodian.  Any Person into
                        ------------------------------------
which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          Section 3.7.  Representations of the Custodian.  The Custodian hereby
                        --------------------------------
represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least

$10,000,000 and is qualified to do business in the jurisdictions in which it will hold any Mortgage File.


                                   ARTICLE IV

                            Miscellaneous Provisions

          Section 4.1.  Notices.  All notices, requests, consents and demands
                        -------
and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

          Section 4.2.  Amendments.  No modification or amendment of or
                        ----------
supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Company, the Master Servicer nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling Agreement. The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling Agreement and furnish the Custodian with written copies thereof.

          Section 4.3.  Governing Law.  This Agreement shall be deemed a
                        -------------
contract made under the laws of the State of New York and shall be construed and enforced in accordance with and governed by the laws of the State of New York.

          Section 4.4.  Recordation of Agreement.  To the extent permitted by
                        ------------------------
applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of holders of Certificates evidencing undivided interests in the aggregate of not less than 25% of the Trust Fund), but only upon direction accompanied by an Opinion of Counsel reasonably satisfactory to the Master Servicer to the effect that the failure to effect such recordation is likely to materially and adversely affect the interests of the Certificateholders.

          For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

          Section 4.5.  Severability of Provisions.  If any one or more of the
                        --------------------------
covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

          IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                        BANKERS TRUST COMPANY,
                                as Trustee
Four Albany Street
New York, New York 10006
Attention:  Residential Funding Corporation
              Series 1996-S16
                                By:
                                   ------------------------------------
                                Name:
                                Title:  Vice President


Address:                        RESIDENTIAL FUNDING MORTGAGE
                                SECURITIES I, INC.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota  55437
                                By:
                                   ------------------------------------
                                Name:
                                Title:  Vice President


Address:                        RESIDENTIAL FUNDING
                                CORPORATION, as Master Servicer
8400 Normandale Lake Boulevard
Suite 700
Minneapolis, Minnesota 55437
                                By:
                                   ------------------------------------
                                Name:
                                Title:  Director


Address:                        NORWEST BANK MINNESOTA,
                                NATIONAL ASSOCIATION
401 Second Avenue South
Minneapolis, Minnesota  55479

                                By:
                                   ------------------------------------
                                Name:   Kathleen Marshall
                                Title:  Trust Officer

STATE OF NEW YORK                   )
                                    ) ss.:
COUNTY OF NEW YORK                  )


          On the 30th day of July, 1996, before me, a notary public in and for said State, personally appeared _______________________, known to me to be a Vice President of Bankers Trust Company, a New York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                   ------------------------------------
                                               Notary Public


[SEAL]

STATE OF MINNESOTA  )
                    ) ss.:
COUNTY OF HENNEPIN  )


          On the 30th day of July, 1996, before me, a notary public in and for said State, personally appeared Kathleen Marshall, known to me to be a Trust Officer of Norwest Bank Minnesota, National Association, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                   ------------------------------------
                                               Notary Public


[SEAL]

STATE OF MINNESOTA  )
                                 ) ss.:
COUNTY OF HENNEPIN  )


          On the 30th day of July, 1996, before me, a notary public in and for said State, personally appeared ________________, known to me to be a Vice President of Residential Funding Mortgage Securities I, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                   ------------------------------------
                                               Notary Public

[Notarial Seal]



STATE OF MINNESOTA       )
                         ) ss:
COUNTY OF HENNEPIN       )


          On the 30th day of July, 1996, before me, a notary public in and for said State, personally appeared ________________, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                   ------------------------------------
                                               Notary Public

[Notarial Seal]

                                  EXHIBIT ONE

                               FORM OF CUSTODIAN
                             INITIAL CERTIFICATION


                                 July 30, 1996


Bankers Trust Company
Four Albany Street
New York, New York  10006

Attention:  Residential Funding Corporation Series 1996-S16

          Re: Custodial Agreement dated as of July 1, 1996, by and among Bankers Trust Company, Residential Funding Mortgage Securities I, Inc., Residential Funding Corporation and Norwest Bank Minnesota, National Association, Mortgage Pass-Through Certificates, Series 1996-S16
               -----------------------------------------------------------------

Ladies and Gentlemen:

          In accordance with Section 2.3 of the above-captioned Custodial Agreement, and subject to Section 2.02 of the Pooling Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File (which contains an original Mortgage Note) to the extent required in Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule.

          Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                    NORWEST BANK MINNESOTA,
                                    NATIONAL ASSOCIATION



                                    By:
                                       ------------------------------------
                                    Name:
                                         ----------------------------------
                                    Title:
                                          ---------------------------------

                                  EXHIBIT TWO

                    FORM OF CUSTODIAN INTERIM CERTIFICATION



                         ________________ ____, 1996



Bankers Trust Company
Four Albany Street
New York, New York  10006

Attention:  Residential Funding Corporation Series 1996-S16

          Re: Custodial Agreement dated as of July 1, 1996, by and among Bankers Trust Company, Residential Funding Mortgage Securities I, Inc., Residential Funding Corporation and Norwest Bank Minnesota, National Association, Mortgage Pass-Through Certificates, Series 1996-S16
               -----------------------------------------------------------------

Ladies and Gentlemen:

          In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File to the extent required pursuant to Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: all required documents have been executed and received and that such documents related to the Mortgage Loans identified on the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

          Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                    NORWEST BANK MINNESOTA,
                                    NATIONAL ASSOCIATION



                                    By:
                                       ------------------------------------
                                    Name:
                                         ----------------------------------

                                    Title:
                                          ---------------------------------

                                 EXHIBIT THREE

                     FORM OF CUSTODIAN FINAL CERTIFICATION



                              _____________ ___, 1996



Bankers Trust Company
Four Albany Street
New York, New York  10006

Attention:  Residential Funding Corporation Series 1996-S16

          Re: Custodial Agreement dated as of July 1, 1996, by and among Bankers Trust Company, Residential Funding Mortgage Securities I, Inc., Residential Funding Corporation and Norwest Bank Minnesota, National Association, Mortgage Pass-Through Certificates, Series 1996-S16
               -----------------------------------------------------------------

Ladies and Gentlemen:

          In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File with respect to each Mortgage Loan listed in the Mortgage Loan Schedule containing (I) with respect to each such Mortgage Loan (other than a Cooperative Loan):

     (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee or an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

     (ii) The original Mortgage with evidence of recording indicated thereon or a copy of the Mortgage certified by the public recording office in which such mortgage has been recorded;

     (iii) An original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment certified by the public recording office in which such assignment has been recorded;

     (iv) With respect to each Mortgage Loan other than a Cooperative Loan, the original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee or a copy of such assignment or assignments of the Mortgage certified by the public recording office in which such assignment or assignments have been recorded; and

     (v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement certified by the public recording office in which such document has been recorded;

and (II) with respect to each Cooperative Loan so assigned:

          (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

          (ii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

          (iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

          (iv) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

          (v)  The Security Agreement;

          (vi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

          (vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

          (viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

          (ix) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

          (x) An executed UCC-1 financing statement showing the Master Servicer as debtor, the Company as secured party and the Trustee as assignee and an executed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

          Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                    NORWEST BANK MINNESOTA, NATIONAL
                                    ASSOCIATION


                                    By:
                                       ------------------------------------
                                    Name:
                                         ----------------------------------
                                    Title:
                                          ---------------------------------

                                   EXHIBIT F

                             MORTGAGE LOAN SCHEDULE

  RUN ON     : 07/22/96           RFC DISCLOSURE SYSTEM       RFFSD177-01
  AT         : 10.03.09          FIXED RATE LOAN LISTING      AMORTIZED BALANCE
  SERIES     : RFMSI I 1996-S16                               CUTOFF : 07/01/96
  POOL       : 0004214
             :
             :
  POOL STATUS: F

  RFC LOAN #     S/S CODE          PMT TYPE      ORIGINAL BAL     LOAN FEATURE
                                   ORIG TERM     PRINCIPAL BAL    # OF UNITS
  ADDRESS                          ORIG RATE     ORIGINAL P+I     LTV
  ADDRESS LINE 2                   CURR NET      CURRENT P+I      VALUE
  CITY           STATE  ZIP        LOAN PURP     NOTE DATE        MI CO CODE
  SERVICER LOAN #                  PROP TYPE     1ST PMT DATE     MI CVG
  SELLER LOAN #                    OCCP CODE     MATURITY DATE
  INVESTOR LOAN #
  ______________________________________________________________________________


    1432351          083/F06             F          282,800.00         ZZ
                                         360        280,771.12          1
    31855 OLD OAK ROAD                 8.875          2,250.08         95
                                       8.625          2,250.08      300,000.00
    TRABUCO CANYON   CA   92679          2            06/09/95         14
    0380151358                           03           08/01/95         27
    1083239                              O            07/01/25
    0


    1436346          661/661             F          344,000.00         ZZ
                                         286        339,515.13          1
    243 MAPLE AVENUE                   8.750          2,867.32         59
                                       8.500          2,867.32      585,000.00
    SEA CLIFF        NY   11579          1            06/14/95         00
    1806777                              05           08/01/95          0
    1806777                              O            05/01/19
    0


    1436363          661/661             F          121,000.00         ZZ
                                         283        119,522.88          1
    11999 N W 25TH CT                  8.750          1,011.75         75
                                       8.500          1,011.75      162,000.00
    CORAL SPRINGS    FL   33065          1            07/18/95         00
    1745298                              05           09/01/95          0
    1745298                              O            03/01/19
    0


    1440419          526/F06             F          281,800.00         ZZ
                                         360        280,124.37          1
    32670 GLAISYER HILL ROAD           8.750          2,216.93         68
                                       8.500          2,216.93      415,000.00
    COTTAGE GROVE    OR   97424          5            08/03/95         00
    0380199316                           05           10/01/95          0
1


    0049915                              O            09/01/25
    0


    1443247          E04/728             F          114,000.00         ZZ
                                         360        113,373.62          1
    24332 TWIG STREET                  8.000            836.49         60
                                       7.750            836.49      190,000.00
    LAKE FOREST      CA   92630          2            10/06/95         00
    0380246901                           05           12/01/95          0
    W9509060                             O            11/01/25
    0


    1446569          B35/728             F          245,600.00         ZZ
                                         360        245,451.21          1
    LOT 43, BLACKWOOD FOREST           8.500          1,888.46         90
                                       8.250          1,888.46      272,900.00
    GOLDVIEN         VA   22720          4            05/22/96         14
    0380472705                           05           07/01/96         25
    9582010915                           O            06/01/26
    0


    1447260          668/728             F          150,000.00         ZZ
                                         360        148,115.22          1
    10465 BOULDER STREET               8.500          1,153.38         52
                                       8.250          1,153.38      291,150.00
    NEVADA CITY      CA   95959          1            09/27/95         00
    0380236167                           05           11/01/95          0
    0006168645                           O            10/01/25
    0


    1448951          076/076             F          256,500.00         ZZ
                                         360        253,774.05          1
    6815 BROOKSHIRE DRIVE              8.000          1,882.11         90
                                       7.750          1,882.11      285,000.00
    DALLAS           TX   75230          1            08/01/95         04
    4877192                              05           09/01/95         25
    4877192                              O            08/01/25
    0


    1456627          635/635             F          232,000.00         ZZ
                                         360        231,852.06          1
    5 ELIZABETH DRIVE                  8.250          1,742.94         70
                                       8.000          1,742.94      335,000.00
    NORTH SALEM      NY   10560          5            05/13/96         00
    627953300                            05           07/01/96          0
    627953300                            O            06/01/26
    0


1


    1462274          A77/728             F          340,000.00         ZZ
                                         360        339,771.87          1
    2 LAKE BALDWIN DR                  8.000          2,494.80         80
                                       7.750          2,494.80      425,500.00
    HOPEWELL TWP     NJ   08534          1            05/30/96         00
    0380446568                           05           07/01/96          0
    145228                               O            06/01/26
    0


    1464412          180/728             F          140,500.00         ZZ
                                         360        140,349.91          1
    23685 WILLOW ISLAND TRAIL          9.125          1,143.15         58
                                       8.875          1,143.15      245,000.00
    OAK CREEK        CO   80467          2            04/29/96         00
    0380435546                           05           06/01/96          0
    4026837                              O            05/01/26
    0


    1469800          480/728             F          970,000.00         ZZ
                                         360        968,398.53          1
    10368 EAST FILAREE LANE            9.000          7,804.84         53
                                       8.750          7,804.84    1,850,000.00
    SCOTTSDALE       AZ   85262          5            03/01/96         00
    0380402587                           03           05/01/96          0
    1859586                              O            04/01/26
    0


    1470417          369/728             F          400,000.00         ZZ
                                         360        398,520.05          1
    8918 JONATHAN MANOR DRIVE          8.500          3,075.66         90
                                       8.250          3,075.66      448,000.00
    ORLANDO          FL   32819          2            12/29/95         01
    0380349309                           03           02/01/96         25
    495288                               O            01/01/26
    0


    1471167          299/299             F          535,400.00         ZZ
                                         360        533,437.68          1
    11114 DEVEREUX STATION             7.625          3,789.53         80
                                       7.375          3,789.53      669,300.00
    FAIRFAX STATION  VA   22039          4            01/30/96         00
    282492                               03           03/01/96          0
    282492                               O            02/01/26
    0


    1472345          920/728             F          300,000.00         ZZ
                                         354        300,000.00          1
    1736 SOUTH CARMELINA AVENUE        9.125          2,448.87         80
                                       8.875          2,448.87      378,000.00
1


    LOS ANGELES      CA   90025          2            06/07/96         00
    0380470600                           05           08/01/96          0
    954686                               O            01/01/26
    0


    1473018          356/728             F          260,000.00         ZZ
                                         360        259,854.24          1
    42428 ALVANIECE COURT              8.875          2,068.68         80
                                       8.625          2,068.68      325,000.00
    FREMONT          CA   94539          2            05/03/96         00
    0380455825                           05           07/01/96          0
    2340529                              O            06/01/26
    0


    1474016          025/025             F          290,000.00         ZZ
                                         350        286,916.45          1
    3846 SANDY SHORES DR               7.875          2,117.71         87
                                       7.625          2,117.71      335,000.00
    JACKSONVILLE     FL   32277          2            12/15/95         11
    624133                               05           02/01/96         17
    624133                               O            03/01/25
    0


    1475938          447/447             F          343,186.76         ZZ
                                         343        341,192.97          1
    316 CALIFORNIA STREET              9.000          2,788.87         79
                                       8.750          2,788.87      436,000.00
    SANTA CRUZ       CA   95060          1            08/17/95         00
    3350690                              05           11/01/95          0
    3350690                              O            05/01/24
    0


    1478127          966/728             F          288,000.00         ZZ
                                         360        288,000.00          1
    5980 TIPPERARY DRIVE               8.250          2,163.65         80
                                       8.000          2,163.65      360,000.00
    PLANO            TX   75093          1            06/07/96         00
    0380462425                           05           08/01/96          0
    9602082                              O            07/01/26
    0


    1478303          A69/728             F          264,000.00         ZZ
                                         360        263,725.20          1
    1618 MARTIN ROAD                   9.250          2,171.87         79
                                       9.000          2,171.87      335,000.00
    WALL             NJ   07753          5            04/25/96         00
    0380440447                           05           06/01/96          0
    940471055                            O            05/01/26
    0
1




    1478906          E15/728             F          232,650.00         ZZ
                                         360        232,050.45          1
    8662 FAREWELL COURT                8.250          1,747.82         95
                                       8.000          1,747.82      245,710.00
    ELK GROVE        CA   95624          1            02/27/96         10
    0380389875                           05           04/01/96         30
    22016681                             O            03/01/26
    0


    1479242          731/728             F          380,000.00         ZZ
                                         360        379,792.43          1
    2520 ASTRAL DRIVE,                 9.000          3,057.57         80
                                       8.750          3,057.57      475,000.00
    LOS ANGELES      CA   90046          2            05/15/96         00
    0380449281                           05           07/01/96          0
    1001020                              O            06/01/26
    0


    1479724          939/728             F          256,000.00         ZZ
                                         360        256,000.00          1
    161-22 89TH STREET                 8.500          1,968.42         80
                                       8.250          1,968.42      320,000.00
    HOWARD BEACH     NY   11414          1            06/24/96         00
    0380477787                           05           08/01/96          0
    9603631                              O            07/01/26
    0


    1479953          721/728             F          187,259.16         ZZ
                                         310        186,354.08          1
    26030 SHOREWOOD OAKS DRIVE         8.125          1,446.48         77
                                       7.875          1,446.48      245,000.00
    SHOREWOOD        MN   55331          1            01/17/96         00
    0380474867                           05           03/01/96          0
    0246041                              O            12/01/21
    0


    1480186          668/728             F          260,000.00         ZZ
                                         360        259,093.48          1
    59 ELLENWOOD AVENUE                7.875          1,885.19         80
                                       7.625          1,885.19      325,000.00
    LOS GATOS        CA   95030          1            01/11/96         00
    0380370289                           05           03/01/96          0
    6272710                              O            02/01/26
    0


    1480365          776/728             F          316,000.00         ZZ
                                         360        315,644.37          1
1


    309 ZAMORA PLACE                   8.875          2,514.24         80
                                       8.625          2,514.24      398,000.00
    DANVILLE         CA   94526          1            04/04/96         00
    0380416256                           03           06/01/96          0
    6229230                              O            05/01/26
    0


    1481103          638/728             F           72,200.00         ZZ
                                         360         72,118.74          1
    510 LINE STREET                    8.875            574.46         93
                                       8.625            574.46       78,000.00
    EASTON           PA   18042          2            04/08/96         10
    0380421058                           05           06/01/96         30
    8551595                              O            05/01/26
    0


    1481896          287/287             F          250,000.00         ZZ
                                         360        249,243.36          1
    4N526 TURNMILL LANE                7.450          1,739.49         72
                                       7.200          1,739.49      349,000.00
    WEST CHICAGO     IL   60185          1            02/02/96         00
    8647257                              05           04/01/96          0
    8647257                              O            03/01/26
    0


    1481922          356/728             F          213,399.00         ZZ
                                         360        213,399.00          1
    2965 MIRALOMA WAY                  8.625          1,659.80         66
                                       8.375          1,659.80      325,000.00
    UNION CITY       CA   94587          2            05/28/96         00
    0380471848                           03           08/01/96          0
    2349520                              O            07/01/26
    0


    1482040          A35/A35             F          786,000.00         ZZ
                                         360        784,486.00          1
    6730 EAST EXETER BOULEVARD         8.250          5,904.96         70
                                       8.000          5,904.96    1,125,000.00
    SCOTTSDALE       AZ   85251          1            03/26/96         00
    400056                               05           05/01/96          0
    400056                               O            04/01/26
    0


    1482964          705/728             F          157,500.00         ZZ
                                         360        157,331.74          1
    2149 EAST 72ND STREET              9.125          1,281.47         75
                                       8.875          1,281.47      210,000.00
    BROOKLYN         NY   11234          1            04/29/96         00
    0380434960                           05           06/01/96          0
1


    106249                               O            05/01/26
    0


    1483291          470/728             F          236,700.00         ZZ
                                         360        236,319.23          1
    6976 LASSEN STREET                 9.125          1,925.87         90
                                       8.875          1,925.87      263,000.00
    PLEASANTON       CA   94588          1            03/15/96         14
    0380414111                           05           05/01/96         25
    25080023                             O            04/01/26
    0


    1483370          B75/728             F          288,750.00         ZZ
                                         360        288,273.27          1
    600 ALPINE DRIVE                   9.000          2,323.35         75
                                       8.750          2,323.35      385,000.00
    SOUTH LAKE TAHO  CA   96150          1            03/21/96         00
    0380459264                           03           05/01/96          0
    24118150                             O            04/01/26
    0


    1483418          705/728             F           79,000.00         ZZ
                                         360         78,917.78          1
    109 RUTLAND ROAD                   9.250            649.91         47
                                       9.000            649.91      169,000.00
    HEMPSTEAD        NY   11550          1            04/17/96         00
    0380432931                           05           06/01/96          0
    5529409                              O            05/01/26
    0


    1484012          356/728             F          250,000.00         ZZ
                                         360        250,000.00          1
    1387 FLOYD AVENUE                  8.750          1,966.76         77
                                       8.500          1,966.76      325,000.00
    SUNNYVALE        CA   94087          2            06/17/96         00
    0380474305                           05           08/01/96          0
    2356103                              O            07/01/26
    0


    1484033          536/536             F          377,000.00         ZZ
                                         360        377,000.00          1
    2980 MAKALEI PLACE                 8.625          2,932.27         46
                                       8.375          2,932.27      825,000.00
    HONOLULU         HI   96815          2            05/31/96         00
    1135458                              05           08/01/96          0
    1135458                              O            07/01/26
    0


1


    1485172          E22/728             F          232,700.00         ZZ
                                         360        232,438.12          1
    2023 CABRILLO COURT                8.875          1,851.47         95
                                       8.625          1,851.47      245,000.00
    SANTA CLARA      CA   95051          2            04/02/96         10
    0410094080                           05           06/01/96         30
    0410094080                           O            05/01/26
    0


    1486042          998/728             F          331,200.00         ZZ
                                         360        330,643.43          1
    251 BACHMAN AVENUE                 7.875          2,401.43         80
                                       7.625          2,401.43      414,000.00
    LOS GATOS        CA   95030          1            04/02/96         00
    0380475906                           05           06/01/96          0
    99304453                             O            05/01/26
    0


    1486325          559/728             F          256,000.00         ZZ
                                         360        255,856.47          1
    6551 ARLINGTON DRIVE               8.875          2,036.86         80
                                       8.625          2,036.86      320,000.00
    PLEASANTON       CA   94566          1            05/24/96         00
    0380467788                           05           07/01/96          0
    496612                               O            06/01/26
    0


    1486447          952/728             F          312,000.00         ZZ
                                         360        312,000.00          1
    85 YACHT CLUB DRIVE                9.250          2,566.75         80
    LAKE HOPATCONG                     9.000          2,566.75      390,000.00
    JEFFERSON TOWNS  NJ   07849          1            06/17/96         00
    0380475559                           03           08/01/96          0
    96031145                             O            07/01/26
    0


    1486604          E86/728             F          211,500.00         ZZ
                                         360        211,378.32          1
    25 MAIDEN LANE                     8.750          1,663.87         90
                                       8.500          1,663.87      235,000.00
    NEW CITY         NY   10956          1            05/23/96         04
    0380468166                           05           07/01/96         25
    11985                                O            06/01/26
    0


    1486896          638/728             F          227,850.00         ZZ
                                         360        227,593.58          1
    130 SILVER FERN COURT              8.875          1,812.88         93
                                       8.625          1,812.88      245,000.00
1


    SIMI VALLEY      CA   93065          1            04/01/96         01
    0380411075                           03           06/01/96         30
    642                                  O            05/01/26
    0


    1487224          976/728             F          233,700.00         ZZ
                                         360        233,443.72          1
    11860 LA COLINA ROAD               9.000          1,880.41         95
                                       8.750          1,880.41      246,000.00
    SAN DIEGO        CA   92131          1            04/10/96         10
    0380439969                           05           06/01/96         30
    811876                               O            05/01/26
    0


    1487292          976/728             F          284,000.00         ZZ
                                         360        283,680.38          1
    305 PASEO PINTO                    8.875          2,259.64         95
                                       8.625          2,259.64      299,900.00
    SAN CLEMENTE     CA   92672          1            04/17/96         10
    0380451014                           03           06/01/96         30
    885300                               O            05/01/26
    0


    1487576          147/728             F          338,400.00         ZZ
                                         360        338,028.91          1
    1103 COUNTRY CLUB DRIVE            9.000          2,722.85         90
                                       8.750          2,722.85      378,000.00
    PETALUMA         CA   94952          1            04/22/96         04
    0380447798                           03           06/01/96         25
    784688                               O            05/01/26
    0


    1487664          180/728             F          215,650.00         ZZ
                                         360        215,413.53          1
    12 LA LINDA DRIVE                  9.000          1,735.17         95
                                       8.750          1,735.17      227,000.00
    LONG BEACH       CA   90807          1            04/01/96         11
    0380439803                           03           06/01/96         30
    4286977                              O            05/01/26
    0


    1488264          766/728             F          103,500.00         ZZ
                                         360        103,329.14          1
    1114 BAYSHORE DRIVE                9.000            832.78         67
                                       8.750            832.78      156,000.00
    TERRA CEIA       FL   34250          2            03/19/96         00
    0380406604                           05           05/01/96          0
    96GR0020                             O            04/01/26
    0
1




    1488765          E22/728             F          122,500.00         T
                                         360        122,312.97          1
    5946 NORTHSTAR ROAD                9.375          1,018.89         70
    (BAGLEY TOWNSHIP)                  9.125          1,018.89      175,000.00
    GAYLORD          MI   49735          2            03/14/96         00
    0410057657                           05           05/01/96          0
    410057657                            O            04/01/26
    0


    1489174          E57/728             F          208,000.00         ZZ
                                         360        206,883.30          1
    33661 CALLE MIRAMAR                8.875          1,654.95         80
                                       8.625          1,654.95      260,000.00
    SAN JUAN CAPIST  CA   92675          1            04/10/96         00
    0380420076                           03           06/01/96          0
    45852005                             O            05/01/26
    0


    1489260          776/728             F          344,000.00         ZZ
                                         360        343,345.08          1
    1728 SOUTH CREST DRIVE             9.125          2,798.90         80
                                       8.875          2,798.90      430,000.00
    LOS ANGELES      CA   90035          2            03/22/96         00
    0380404120                           05           05/01/96          0
    2130298                              O            04/01/26
    0


    1489304          232/232             F          101,500.00         ZZ
                                         360        101,332.40          1
    53 GEORGIA TAVERN ROAD             9.000            816.70         74
                                       8.750            816.70      138,000.00
    HOWELL           NJ   07731          1            03/26/96         00
    12921545                             05           05/01/96          0
    12921545                             O            04/01/26
    0


    1489335          668/728             F          308,750.00         ZZ
                                         360        308,314.49          1
    1173 WIKIUP DRIVE                  8.375          2,346.73         95
                                       8.125          2,346.73      325,000.00
    SANTA ROSA       CA   95403          1            04/05/96         12
    0380424805                           05           06/01/96         30
    0006693089                           O            05/01/26
    0


    1489520          E20/728             F          161,000.00         ZZ
                                         360        160,907.37          1
1


    3687 FOWLER RIDGE                  8.750          1,266.59         70
                                       8.500          1,266.59      232,000.00
    DOUGLASVILLE     GA   30135          2            05/30/96         00
    0380472366                           05           07/01/96          0
    UNKNOWN                              O            06/01/26
    0


    1489589          783/728             F          371,800.00         ZZ
                                         360        371,800.00          1
    8918 314TH AVENUE SE               8.500          2,858.82         76
                                       8.250          2,858.82      490,000.00
    PRESTON          WA   98050          2            06/10/96         00
    0380469990                           05           08/01/96          0
    9760528423                           O            07/01/26
    0


    1489695          A89/A89             F          230,000.00         ZZ
                                         360        230,000.00          1
    15 WASHINGTON STREET               9.250          1,892.16         75
                                       9.000          1,892.16      310,000.00
    BEVERLY          MA   01915          5            06/24/96         00
    117065857                            05           08/01/96          0
    117065857                            O            07/01/26
    0


    1489835          624/728             F          550,000.00         ZZ
                                         360        550,000.00          1
    FRONT HILL ROAD                    8.500          4,229.02         74
                                       8.250          4,229.02      750,000.00
    BIG SUR          CA   93920          2            06/04/96         00
    0380482779                           05           08/01/96          0
    63000160026                          O            07/01/26
    0


    1489885          964/728             F          285,000.00         ZZ
                                         360        284,679.26          1
    755 CRAGMONT AVENUE                8.875          2,267.59         75
                                       8.625          2,267.59      380,000.00
    BERKELEY         CA   94708          5            04/10/96         00
    0380417973                           05           06/01/96          0
    17892                                O            05/01/26
    0


    1489986          183/183             F          214,333.61         ZZ
                                         334        214,053.42          1
    45 ROSLYN DRIVE                    8.500          1,681.41         88
                                       8.250          1,681.41      245,000.00
    GLEN HEAD        NY   11545          1            12/05/95         01
    11805758                             05           03/01/96         17
1


    11805758                             O            12/01/23
    0


    1490049          624/728             F          618,750.00         T
                                         360        618,088.95          1
    350 DUNE CIRCLE                    9.125          5,034.35         75
                                       8.875          5,034.35      825,000.00
    KAILUA           HI   96734          1            04/26/96         00
    0380452533                           05           06/01/96          0
    9603011                              O            05/01/26
    0


    1490070          998/728             F          264,750.00         ZZ
                                         360        264,419.72          1
    850 DIABLO ROAD                    8.375          2,012.30         75
                                       8.125          2,012.30      353,000.00
    DANVILLE         CA   94526          1            04/23/96         00
    0380475914                           05           06/01/96          0
    99296899                             O            05/01/26
    0


    1490172          A93/728             F          203,000.00         ZZ
                                         360        202,886.19          1
    19 JOYCE LANE                      8.875          1,615.16         47
                                       8.625          1,615.16      435,000.00
    STATEN ISLAND    NY   10301          1            05/16/96         00
    0380437468                           05           07/01/96          0
    150476                               O            06/01/26
    0


    1490287          696/728             F          148,000.00         BB
                                         360        147,761.91          1
    34 LINDEN HILL WAY S W             9.125          1,204.18         80
                                       8.875          1,204.18      185,000.00
    LEESBURG         VA   22075          1            03/28/96         00
    0380404864                           03           05/01/96          0
    2136259                              O            04/01/26
    0


    1490305          B74/728             F          242,900.00         ZZ
                                         360        242,488.46          1
    2621 GRANT AVENUE #A               8.875          1,932.62         90
                                       8.625          1,932.62      269,900.00
    REDONDO BEACH    CA   90278          1            03/27/96         12
    0380405465                           03           05/01/96         25
    960697                               O            04/01/26
    0


1


    1490389          028/728             F           71,250.00         ZZ
                                         360         71,173.89          1
    6942 EAST CALLE CANIS              9.125            579.71         75
                                       8.875            579.71       95,000.00
    TUCSON           AZ   85710          1            04/17/96         00
    0380419649                           05           06/01/96          0
    171614                               O            05/01/26
    0


    1490428          051/728             F          418,600.00         ZZ
                                         360        418,152.77          1
    1 DRIFTWOOD STREET #2              9.125          3,405.87         70
                                       8.875          3,405.87      598,000.00
    MARINA DEL REY   CA   90292          2            04/05/96         00
    0380396870                           01           06/01/96          0
    16102263                             O            05/01/26
    0


    1490549          147/728             F           82,650.00         ZZ
                                         360         82,556.97          1
    6947 SOUTH CAMPBELL AVENUE         8.875            657.61         95
                                       8.625            657.61       87,000.00
    CHICAGO          IL   60629          2            04/25/96         10
    0380467770                           05           06/01/96         30
    488076                               O            05/01/26
    0


    1490551          E19/728             F          233,000.00         ZZ
                                         360        232,876.00          1
    31447 CORTE MONTIEL                9.125          1,895.77         84
                                       8.875          1,895.77      280,000.00
    CITY OF TEMECUL  CA   92592          2            05/13/96         10
    0380459884                           05           07/01/96         25
    8132                                 O            06/01/26
    0


    1490748          171/728             F          236,550.00         ZZ
                                         360        236,283.78          1
    11941 RIVES AVENUE                 8.875          1,882.10         95
                                       8.625          1,882.10      249,000.00
    DOWNEY           CA   90242          1            04/22/96         12
    0380439506                           05           06/01/96         30
    67093256                             O            05/01/26
    0


    1490770          180/728             F          500,000.00         ZZ
                                         360        498,895.21          1
    1700 PORT STIRLING PLACE           9.000          4,023.11         79
                                       8.750          4,023.11      639,918.00
1


    NEWPORT BEACH    CA   92660          5            02/14/96         00
    0380447186                           03           04/01/96          0
    4063988                              O            03/01/26
    0


    1490786          A26/728             F          232,000.00         ZZ
                                         360        231,752.14          1
    6 GEM COURT                        9.125          1,887.63         80
                                       8.875          1,887.63      290,000.00
    HICKSVILLE       NY   11801          1            04/08/96         00
    0380415183                           05           06/01/96          0
    5478                                 O            05/01/26
    0


    1490954          976/728             F          574,000.00         ZZ
                                         360        573,669.75          1
    1056 HOA STREET                    8.750          4,515.67         80
                                       8.500          4,515.67      720,000.00
    HONOLULU         HI   96825          2            05/23/96         00
    0380463464                           03           07/01/96          0
    755284                               O            06/01/26
    0


    1491055          964/728             F          340,000.00         ZZ
                                         360        339,799.26          1
    26941 CALLE ESPERANZA              8.625          2,644.49         74
                                       8.375          2,644.49      460,000.00
    SAN JUAN CAPIST  CA   92675          2            05/20/96         00
    0380473885                           05           07/01/96          0
    18026                                O            06/01/26
    0


    1491056          975/728             F          248,000.00         T
                                         360        247,720.91          1
    1232 MEADOW COURT                  8.875          1,973.20         80
                                       8.625          1,973.20      310,000.00
    UPLAND           CA   91784          1            04/17/96         00
    0380419904                           05           06/01/96          0
    961156                               O            05/01/26
    0


    1491082          180/728             F          245,000.00         ZZ
                                         360        244,738.25          1
    28670 ROBINSON CANYON ROAD         9.125          1,993.40         55
                                       8.875          1,993.40      450,000.00
    CARMEL           CA   93923          2            04/16/96         00
    0380436866                           05           06/01/96          0
    4313854                              O            05/01/26
    0
1




    1491146          E30/728             F          348,000.00         ZZ
                                         360        347,618.39          1
    18601 EAST PATRICIAN DRIVE         9.000          2,800.09         77
                                       8.750          2,800.09      455,000.00
    VILLA PARK       CA   92667          1            04/15/96         00
    0380421843                           05           06/01/96          0
    101399                               O            05/01/26
    0


    1491159          147/728             F          382,500.00         ZZ
                                         360        382,034.90          1
    1215 ENCINAS DRIVE                 8.500          2,941.10         75
                                       8.250          2,941.10      510,000.00
    LA HABRA HEIGHT  CA   90631          1            04/29/96         00
    0380467721                           05           06/01/96          0
    425860                               O            05/01/26
    0


    1491173          635/635             F          352,000.00         ZZ
                                         360        352,000.00          1
    6 WHITNEY RD                       8.875          2,800.68         80
                                       8.625          2,800.68      440,000.00
    MILLBURN TOWNSH  NJ   07078          1            06/17/96         00
    645088600                            05           08/01/96          0
    645088600                            O            07/01/26
    0


    1491196          A83/728             F          210,000.00         ZZ
                                         360        209,882.27          1
    521 PERUGIA AVENUE                 8.875          1,670.85         58
                                       8.625          1,670.85      364,000.00
    CORAL GABLES     FL   33146          1            05/13/96         00
    0380478652                           05           07/01/96          0
    129710                               O            06/01/26
    0


    1491235          B74/728             F          607,500.00         ZZ
                                         360        606,749.39          1
    713 NORTH VISTA BONITA AVENUE      8.875          4,833.54         75
                                       8.625          4,833.54      810,000.00
    GLENDORA         CA   91741          2            04/03/96         00
    0380413014                           05           06/01/96          0
    960711                               O            05/01/26
    0


    1491496          637/728             F          250,020.00         ZZ
                                         360        249,886.94          1
1


    8 ALLEN DRIVE                      9.125          2,034.25         90
                                       8.875          2,034.25      277,800.00
    MORRIS TOWNSHIP  NJ   07960          1            05/13/96         11
    0380446196                           05           07/01/96         25
    9121930                              O            06/01/26
    0


    1491963          F45/F45             F          168,000.00         ZZ
                                         357        153,109.60          1
    1165 PARK AVE APT 1D               9.250          1,381.59         35
                                       9.000          1,381.59      490,500.00
    NEW YORK         NY   10128          2            05/18/87         00
    111054                               13           10/01/87          0
    111054                               O            06/01/17
    0


    1491964          F45/F45             F          210,000.00         ZZ
                                         301        189,388.91          1
    50 MORNINGSIDE DRIVE APT 51        9.250          1,727.62         70
                                       9.000          1,727.62      300,000.00
    NEW YORK         NY   10025          1            06/04/87         00
    111260                               13           07/01/92          0
    111260                               O            07/01/17
    0


    1491965          F45/F45             F           90,000.00         ZZ
                                         305         81,107.84        255
    66-10 THORNTON PLACE               9.250            740.40         80
                                       9.000            740.40      112,500.00
    REGO PARK        NY   11374          1            06/01/87         00
    111310                               11           02/01/92          0
    111310                               O            06/01/17
    0


    1491966          F45/F45             F           69,126.23         ZZ
                                         256         68,774.62          2
    338 55TH STREET                    9.250            619.74         70
                                       9.000            619.74      100,000.00
    BROOKLYN         NY   11220          1            06/23/87         00
    111492                               05           04/01/96          0
    111492                               O            07/01/17
    0


    1491971          F45/F45             F           73,242.95         ZZ
                                         294         68,714.65         63
    400-410 WEST 23RD ST APT 5G        8.375            579.71         74
                                       8.125            579.71      100,000.00
    NEW YORK         NY   10011          1            02/06/92         00
    112151                               10           05/01/93          0
1


    112151                               O            10/01/17
    0


    1491973          F45/F45             F          213,997.49         ZZ
                                         311        203,727.60          1
    30 TOWER HILL DRIVE                8.875          1,760.70         68
                                       8.625          1,760.70      315,000.00
    PORT CHESTER     NY   10573          1            08/24/92         00
    113712                               05           10/01/92          0
    113712                               O            08/01/18
    0


    1491977          F45/F45             F           54,443.69         ZZ
                                         271         54,173.24          1
    8 COACH DRIVE EAST                 8.500            452.54         33
                                       8.250            452.54      168,000.00
    HAZLET           NJ   07730          1            02/27/92         00
    113993                               05           04/01/96          0
    113993                               O            10/01/18
    0


    1491984          F45/F45             F           75,388.90         ZZ
                                         291         75,077.15          1
    35 GAINSBOROUGH ROAD               8.625            618.96         45
                                       8.375            618.96      170,000.00
    HOLBROOK         NY   11741          1            02/03/92         00
    117283                               05           04/01/96          0
    117283                               O            06/01/20
    0


    1491988          F45/F45             F           99,386.10         ZZ
                                         304         98,951.24          2
    269 11TH ST                        7.625            739.20         50
                                       7.375            739.20      200,000.00
    BROOKLYN         NY   11215          5            09/11/92         00
    119305                               05           04/01/96          0
    119305                               O            07/01/21
    0


    1491991          F45/F45             F          100,000.00         ZZ
                                         352         95,796.30        114
    APT 14H 201 W 89TH STREET          8.625            777.79         69
                                       8.375            777.79      145,000.00
    NEW YORK         NY   10024          1            08/02/91         00
    120543                               10           08/02/92          0
    120543                               O            11/01/21
    0


1


    1491993          F45/F45             F          300,000.00         ZZ
                                         347        288,924.93          1
    1  FAR HILL LANE                   9.125          2,440.90         51
                                       8.875          2,440.90      595,000.00
    PLEASANTVILLE    NY   10570          2            01/15/92         00
    121442                               05           04/01/93          0
    121442                               O            02/01/22
    0


    1492008          F45/F45             F           50,000.00         ZZ
                                         351         48,151.98         29
    APT 4C 104 EAST 37TH STREET        8.375            380.04         70
                                       8.125            380.04       72,000.00
    NEW YORK         NY   10016          1            06/17/92         00
    138677                               11           05/01/93          0
    138677                               O            07/01/22
    0


    1492020          F45/F45             F          101,409.71         ZZ
                                         321        101,057.22          1
    271 EMPIRE BLVD                    8.250            784.41         85
                                       8.000            784.41      120,000.00
    BROOKLYN         NY   11225          2            11/06/92         14
    146571                               05           04/01/96         12
    146571                               O            12/01/22
    0


    1492061          F45/F45             F          162,621.99         ZZ
                                         310        162,033.03          1
    1380 BUNKER HILL DRIVE             8.500          1,297.59         67
                                       8.250          1,297.59      245,000.00
    CHERRY HILL      NJ   08003          2            12/01/91         00
    23531                                05           04/01/96          0
    23531                                O            01/01/22
    0


    1492071          F45/F45             F           65,000.00         ZZ
                                         360         64,864.90          1
    219-35 113TH DRIVE                 7.875            471.30         45
                                       7.625            471.30      147,000.00
    QUEENS VILLAGE   NY   11429          1            02/26/96         00
    319525                               05           05/01/96          0
    319525                               O            04/01/26
    0


    1492341          F45/F45             F           25,000.00         ZZ
                                         300          5,186.57          1
    4605  BELMAR BLVD                  7.500            184.75         60
                                       7.250            184.75       42,000.00
1


    NEPTUNE          NJ   07753          1            11/21/73         00
    504373                               05           01/01/74          0
    504373                               O            12/01/98
    0


    1492967          F45/F45             F          409,500.00         ZZ
                                         360        407,332.37         42
    465 WEST END AVENUE APT 2A         7.500          2,863.28         64
                                       7.250          2,863.28      647,000.00
    NEW YORK         NY   10024          1            11/01/95         00
    727016                               12           01/01/96          0
    727016                               O            12/01/25
    0


    1493543          F45/F45             F          150,000.00         ZZ
                                         360        148,277.55          1
    184-04 TUDOR ROAD                  7.500          1,048.82         34
                                       7.250          1,048.82      450,000.00
    JAMAICA ESTATES  NY   11432          1            02/06/96         00
    172080                               05           04/01/96          0
    172080                               O            03/01/26
    0


    1493581          140/728             F           31,200.00         ZZ
                                         360         31,166.67          1
    2811 LANGLEY AVENUE UNIT 112       9.125            253.85         80
                                       8.875            253.85       39,000.00
    PENSACOLA        FL   32504          1            04/26/96         00
    0380433723                           01           06/01/96          0
    427941                               O            05/01/26
    0


    1493586          E22/728             F          875,000.00         ZZ
                                         360        874,015.30          1
    32022 ISLE VISTA                   8.875          6,961.89         70
                                       8.625          6,961.89    1,250,000.00
    LAGUNA NIGUEL    CA   92677          2            04/02/96         00
    0410098180                           03           06/01/96          0
    410098180                            O            05/01/26
    0


    1493592          B60/728             F          248,500.00         ZZ
                                         360        248,220.33          1
    356 CLAREMONT AVENUE               8.875          1,977.18         89
                                       8.625          1,977.18      280,000.00
    LONG BEACH       CA   90803          2            04/05/96         01
    0380404963                           05           06/01/96         25
    6894                                 O            05/01/26
    0
1




    1493609          998/728             F          235,600.00         ZZ
                                         360        235,298.49          1
    2541 COTTAGE DRIVE                 8.250          1,769.99         95
                                       8.000          1,769.99      248,000.00
    CORONA           CA   91719          1            04/18/96         10
    0380475930                           05           06/01/96         30
    99431017                             O            05/01/26
    0


    1493637          976/728             F          400,000.00         ZZ
                                         360        399,549.84          1
    5022 BLUFF PLACE                   8.875          3,182.58         89
                                       8.625          3,182.58      450,000.00
    EL CAJON         CA   92020          1            04/25/96         04
    0380445180                           05           06/01/96         25
    874064                               O            05/01/26
    0


    1493642          893/728             F          325,000.00         ZZ
                                         360        325,000.00          1
    1490 CYPRESS STREET                8.500          2,498.97         71
                                       8.250          2,498.97      460,000.00
    MONTARA          CA   94037          5            06/01/96         00
    0380461435                           05           08/01/96          0
    1493642                              O            07/01/26
    0


    1493646          637/728             F          337,500.00         ZZ
                                         360        337,120.16          1
    48 FERNWOOD DRIVE                  8.875          2,685.31         90
                                       8.625          2,685.31      375,000.00
    SAN ANSELMO      CA   94960          1            04/24/96         10
    0380436775                           05           06/01/96         25
    3437431                              O            05/01/26
    0


    1493688          637/728             F          242,000.00         ZZ
                                         360        242,000.00          1
    32-45 210TH STREET                 8.500          1,860.77         90
                                       8.250          1,860.77      270,000.00
    BAYSIDE          NY   11361          1            06/04/96         12
    0380487208                           05           08/01/96         25
    9100082                              O            07/01/26
    0


    1493726          731/728             F          270,000.00         ZZ
                                         360        269,711.54          1
1


    2323 RUSTIC GATE WAY               9.125          2,196.81         90
                                       8.875          2,196.81      300,000.00
    HACIENDA HEIGHT  CA   91745          2            04/03/96         10
    0380417288                           05           06/01/96         25
    411111519                            O            05/01/26
    0


    1493855          470/728             F          229,450.00         ZZ
                                         360        229,317.98          1
    16012 SILVERLEAF DR.               8.750          1,805.09         95
                                       8.500          1,805.09      241,550.00
    SAN LORENZO      CA   94580          1            05/22/96         11
    0380467242                           05           07/01/96         30
    25080752                             O            06/01/26
    0


    1493873          976/728             F          230,850.00         ZZ
                                         360        230,603.35          1
    108 WEST FOREST AVENUE             9.125          1,878.28         95
                                       8.875          1,878.28      243,000.00
    ARCADIA          CA   91006          1            04/23/96         10
    0380451188                           05           06/01/96         30
    967899                               O            05/01/26
    0


    1493893          232/232             F          275,000.00         ZZ
                                         360        274,273.09          1
    10544 SCOTT MILL ROAD              8.125          2,041.87         36
                                       7.875          2,041.87      775,000.00
    JACKSONVILLE     FL   32257          5            02/23/96         00
    379168                               05           04/01/96          0
    379168                               O            03/01/26
    0


    1493960          731/728             F          147,750.00         ZZ
                                         360        147,592.16          1
    2375 GOLDCREST CIRCLE              9.125          1,202.14         75
                                       8.875          1,202.14      197,000.00
    PLEASANTON       CA   94566          2            04/01/96         00
    0380414673                           05           06/01/96          0
    112451810                            O            05/01/26
    0


    1494003          638/728             F          271,450.00         ZZ
                                         360        271,144.51          1
    213 CERRO DRIVE                    8.875          2,159.78         75
                                       8.625          2,159.78      361,950.00
    DALY CITY        CA   94015          1            04/25/96         00
    0380435413                           03           06/01/96          0
1


    8568835                              O            05/01/26
    0


    1494121          287/287             F          243,000.00         ZZ
                                         360        242,602.93          1
    71 INDIAN TRAIL                    9.050          1,963.99         90
                                       7.350          1,963.99      270,000.00
    LAKE ORION       MI   48360          1            03/18/96         14
    3173069                              05           05/01/96         25
    3173069                              O            04/01/26
    0


    1494127          147/728             F          344,600.00         ZZ
                                         360        344,385.81          1
    4827 CARMEL ROAD                   8.375          2,619.21         75
                                       8.125          2,619.21      459,500.00
    LA CANADA-FLINT  CA   91011          1            05/02/96         00
    0380467739                           05           07/01/96          0
    425931                               O            06/01/26
    0


    1494134          147/728             F           95,000.00         ZZ
                                         360         94,890.28          1
    5402 EAST EMILE ZOLA AVENUE        8.750            747.37         55
                                       8.500            747.37      173,000.00
    PHOENIX          AZ   85254          1            04/25/96         00
    0380471426                           03           06/01/96          0
    485095                               O            05/01/26
    0


    1494184          232/232             F           65,250.00         ZZ
                                         360         65,180.28          1
    315 CHRISTIANSEN AVENUE            9.125            530.90         75
                                       8.875            530.90       87,000.00
    GRANBY           CO   80446          1            04/23/96         00
    1007578                              05           06/01/96          0
    1007578                              O            05/01/26
    0


    1494217          744/728             F          145,000.00         ZZ
                                         360        144,841.01          1
    1427 HERVEY LANE                   9.000          1,166.70         60
                                       8.750          1,166.70      245,000.00
    SAN JOSE         CA   95125          2            03/29/96         00
    0380416355                           05           06/01/96          0
    76984                                O            05/01/26
    0


1


    1494228          688/728             F          140,000.00         ZZ
                                         360        139,114.17          1
    STAR ROUTE 4, BOX 57               9.375          1,164.45         70
                                       9.125          1,164.45      200,000.00
    BLANCO           TX   78606          1            06/15/95         00
    0380431362                           05           08/01/95          0
    25577                                O            07/01/25
    0


    1494312          976/728             F          285,000.00         ZZ
                                         360        284,687.47          1
    6275 COUNTRY ROAD                  9.000          2,293.18         95
                                       8.750          2,293.18      300,000.00
    EDEN PRAIRIE     MN   55346          1            04/29/96         10
    0380440900                           05           06/01/96         30
    799663                               O            05/01/26
    0


    1494363          098/098             F          137,000.00         ZZ
                                         360        135,747.36          1
    700 JEWETT AVENUE                  9.375          1,139.50         80
                                       9.125          1,139.50      172,000.00
    STATEN ISLAND    NY   10314          1            01/20/95         00
    946054409                            05           03/01/95          0
    946054409                            O            02/01/25
    0


    1494407          765/728             F          161,250.00         ZZ
                                         360        161,068.53          1
    28064 MAGIC MOUNTAIN LANE          8.875          1,282.98         75
                                       8.625          1,282.98      215,000.00
    CANYON COUNTRY   CA   91351          1            04/08/96         00
    0380416082                           05           06/01/96          0
    313911                               O            05/01/26
    0


    1494514          B75/728             F          218,250.00         ZZ
                                         360        218,124.44          1
    7502 EAST SAGE DRIVE               8.750          1,716.97         75
                                       8.500          1,716.97      291,000.00
    SCOTTSDALE       AZ   85250          1            05/22/96         00
    0380486838                           05           07/01/96          0
    2601698                              O            06/01/26
    0


    1494546          700/728             F          412,500.00         ZZ
                                         360        412,035.77          1
    4628 TALOFA AVENUE                 8.875          3,282.04         75
    TOLUCA LAKE AREA                   8.625          3,282.04      550,000.00
1


    LOS ANGELES      CA   91602          5            04/03/96         00
    0380413261                           05           06/01/96          0
    NA                                   O            05/01/26
    0


    1494639          147/728             F          378,750.00         ZZ
                                         360        378,526.39          1
    6083 WOODDALE ROW                  8.625          2,945.88         75
                                       8.375          2,945.88      505,000.00
    LA JOLLA         CA   92037          1            05/02/96         00
    0380469701                           03           07/01/96          0
    509021                               O            06/01/26
    0


    1494644          076/076             F          218,000.00         ZZ
                                         360        217,409.02          1
    903 LANEWOOD DRIVE                 8.000          1,599.61         89
                                       7.750          1,599.61      246,000.00
    SAN JOSE         CA   95125          2            02/28/96         10
    5222552                              05           04/01/96         25
    5222552                              O            03/01/26
    0


    1494649          736/728             F          440,000.00         ZZ
                                         360        439,765.84          1
    16961 ENCINO HILLS DRIVE           9.125          3,579.99         80
                                       8.875          3,579.99      550,000.00
    LOS ANGELES      CA   91436          2            05/24/96         00
    0380456047                           05           07/01/96          0
    466638                               O            06/01/26
    0


    1494660          E22/728             F          243,100.00         ZZ
                                         360        242,840.28          1
    10876 KING BAY DRIVE               9.125          1,977.94         80
                                       8.875          1,977.94      303,990.00
    BOCA RATON       FL   33498          1            04/11/96         00
    0410006753                           03           06/01/96          0
    410006753                            O            05/01/26
    0


    1494766          685/728             F          271,200.00         ZZ
                                         360        270,910.26          1
    14441 LADD CANYON ROAD             9.125          2,206.57         80
                                       8.875          2,206.57      339,000.00
    SILVERADO CANYO  CA   92676          1            04/15/96         00
    0380417718                           05           06/01/96          0
    104277                               O            05/01/26
    0
1




    1494815          A74/728             F          117,000.00         ZZ
                                         300        117,000.00          1
    121-52 235TH STREET                8.500            942.12         67
                                       8.250            942.12      175,000.00
    JAMAICA          NY   11422          2            06/14/96         00
    0380475591                           05           08/01/96          0
    184671614                            O            07/01/21
    0


    1494830          E33/728             F          460,000.00         ZZ
                                         360        460,000.00          1
    1170 NORTH EDGEWOOD                8.500          3,537.01         63
                                       8.250          3,537.01      735,000.00
    LAKE FOREST      IL   60045          1            06/14/96         00
    0380470071                           05           08/01/96          0
    183171                               O            07/01/26
    0


    1494991          526/728             F          312,000.00         ZZ
                                         360        311,838.25          1
    17605 HIGHWAY 82                   9.250          2,566.75         80
                                       9.000          2,566.75      390,000.00
    CARBONDALE       CO   81623          1            05/29/96         00
    0380487059                           05           07/01/96          0
    114525                               O            06/01/26
    0


    1494998          180/728             F           80,000.00         ZZ
                                         360         79,956.30          1
    128 EL RANCHO ROAD NORTH           9.000            643.70         54
                                       8.750            643.70      149,000.00
    SANTA FE         NM   87501          1            05/30/96         00
    0380459694                           05           07/01/96          0
    4168878                              O            06/01/26
    0


    1495077          B99/728             F          399,520.00         ZZ
                                         360        399,251.93          1
    52 MANOR AVENUE                    8.000          2,931.54         80
                                       7.750          2,931.54      499,400.00
    WELLESLEY        MA   02181          1            05/15/96         00
    0380435876                           05           07/01/96          0
    K0965028                             O            06/01/26
    0


    1495102          744/728             F          391,600.00         ZZ
                                         360        391,159.29          1
1


    5160 APENNINES CIRCLE              8.875          3,115.75         89
                                       8.625          3,115.75      440,500.00
    SAN JOSE         CA   95138          1            04/15/96         10
    0380421868                           03           06/01/96         25
    77054                                O            05/01/26
    0


    1495106          744/728             F          103,000.00         ZZ
                                         360        102,884.09          1
    935 GOVERNOR STREET                8.875            819.51         62
                                       8.625            819.51      167,000.00
    COSTA MESA       CA   92627          2            03/27/96         00
    0380419565                           05           06/01/96          0
    76554                                O            05/01/26
    0


    1495138          375/728             F          450,000.00         ZZ
                                         360        449,690.32          1
    55-075 NAUPAKA STREET              7.875          3,262.81         67
                                       7.625          3,262.81      675,000.00
    LAIE             HI   96762          2            05/09/96         00
    0380467960                           05           07/01/96          0
    614506                               O            06/01/26
    0


    1495218          098/098             F           56,250.00         BB
                                         360         55,553.62          1
    27 WOODBRIDGE COURT                9.250            462.76         75
                                       9.000            462.76       75,000.00
    WEST BABYLON     NY   11704          1            08/24/94         00
    945752309                            05           10/01/94          0
    945752309                            O            09/01/24
    0


    1495220          098/098             F          104,000.00         ZZ
                                         360        102,680.06          1
    2 ROCK LANE                        9.125            846.18         79
                                       8.875            846.18      133,000.00
    LEVITTOWN        NY   11756          2            08/15/94         00
    945402709                            05           10/01/94          0
    945402709                            O            09/01/24
    0


    1495317          964/728             F          227,050.00         ZZ
                                         360        226,794.48          1
    16101 MARJAN LANE                  8.875          1,806.51         95
                                       8.625          1,806.51      239,000.00
    HUNTINGTON BEAC  CA   92647          1            04/08/96         14
    0380419433                           05           06/01/96         30
1


    17891                                O            05/01/26
    0


    1495379          491/491             F          246,244.28         ZZ
                                         333        244,692.63          1
    68 MILES AVENUE                    9.000          2,014.13         87
                                       8.750          2,014.13      285,000.00
    LOS GATOS        CA   95030          1            08/07/95         11
    8198535                              05           11/01/95         17
    8198535                              O            07/01/23
    0


    1495380          491/491             F          234,589.71         ZZ
                                         327        233,037.32          1
    2696 HESSELBEIN WAY                9.000          1,926.80         87
                                       8.750          1,926.80      269,950.00
    SAN JOSE         CA   95148          1            08/08/95         04
    9247661                              05           11/01/95         17
    9247661                              O            01/01/23
    0


    1495381          491/491             F          240,352.51         ZZ
                                         322        238,732.00          1
    291 DEL ROY DRIVE                  9.125          2,002.33         87
                                       8.875          2,002.33      278,000.00
    SAN MARCOS       CA   92069          1            08/10/95         10
    9285601                              05           11/01/95         17
    9285601                              O            08/01/22
    0


    1495529          647/728             F          296,000.00         ZZ
                                         360        295,811.25          1
    172 ELECTRIC AVENUE                8.250          2,223.75         80
                                       8.000          2,223.75      370,000.00
    SEAL BEACH       CA   90740          1            05/03/96         00
    0380479361                           05           07/01/96          0
    1941201                              O            06/01/26
    0


    1495531          E22/728             F          156,750.00         ZZ
                                         360        156,559.41          1
    1259 NORTH HARVARD BOULEVARD       8.500          1,205.27         95
                                       8.250          1,205.27      165,000.00
    LOS ANGELES      CA   90029          2            04/08/96         10
    0410097075                           05           06/01/96         30
    410097075                            O            05/01/26
    0


1


    1495532          B57/728             F           79,000.00         ZZ
                                         360         78,953.35          1
    21111 NASHVILLE STREET             8.625            614.46         32
                                       8.375            614.46      250,000.00
    LOS ANGELES      CA   91311          1            05/20/96         00
    0380465576                           05           07/01/96          0
    9610708                              O            06/01/26
    0


    1495542          976/728             F          313,600.00         ZZ
                                         360        313,414.85          1
    11222 LAUSANNE WAY                 8.625          2,439.15         80
                                       8.375          2,439.15      392,000.00
    TRUCKEE          CA   96161          1            05/01/96         00
    0380470386                           03           07/01/96          0
    870305                               O            06/01/26
    0


    1495550          814/728             F          264,000.00         ZZ
                                         360        263,851.99          1
    301 WRIGHT AVENUE                  8.875          2,100.51         80
                                       8.625          2,100.51      330,000.00
    MORGAN HILL      CA   95037          1            05/01/96         00
    0380435892                           05           07/01/96          0
    809604201                            O            06/01/26
    0


    1495578          180/728             F          269,500.00         ZZ
                                         360        269,196.72          1
    510 LAKE STREET                    8.875          2,144.26         90
                                       8.625          2,144.26      299,900.00
    HUNTINGTON BEAC  CA   92648          1            04/30/96         21
    0380439308                           05           06/01/96         25
    4314589                              O            05/01/26
    0


    1495591          208/728             F          643,500.00         ZZ
                                         360        643,157.55          1
    VUELTA LINDA                       9.125          5,235.73         65
                                       8.875          5,235.73      990,000.00
    SANTA FE         NM   87501          1            05/24/96         00
    0380461369                           03           07/01/96          0
    33954                                O            06/01/26
    0


    1495630          744/728             F          219,750.00         ZZ
                                         360        219,502.69          2
    912-914 SOUTH HOLT AVENUE          8.875          1,748.43         74
                                       8.625          1,748.43      297,000.00
1


    LOS ANGELES      CA   90035          2            04/05/96         00
    0380424516                           05           06/01/96          0
    76811                                O            05/01/26
    0


    1495652          736/728             F          560,000.00         ZZ
                                         360        559,369.79          1
    1365 EL TERRAZA DRIVE              8.875          4,455.61         80
                                       8.625          4,455.61      700,000.00
    LA HABRA HEIGHT  CA   90631          1            04/16/96         00
    0380421777                           05           06/01/96          0
    466522                               O            05/01/26
    0


    1495661          736/728             F          321,600.00         ZZ
                                         360        321,238.09          1
    1101 RANCHWOOD PLACE               8.875          2,558.79         79
                                       8.625          2,558.79      410,000.00
    DIAMOND BAR      CA   91765          2            04/15/96         00
    0380422783                           05           06/01/96          0
    444890                               O            05/01/26
    0


    1495836          670/728             F          218,500.00         ZZ
                                         360        218,068.29          1
    13651 NORTH 70TH DRIVE             8.125          1,622.36         95
                                       7.875          1,622.36      230,000.00
    PEORIA           AZ   85381          1            03/19/96         12
    0380429044                           03           05/01/96         30
    13180304                             O            04/01/26
    0


    1495958          670/728             F           93,000.00         ZZ
                                         360         92,850.39          1
    8205 SW 39TH STREET                9.125            756.68         60
                                       8.875            756.68      155,000.00
    MIAMI            FL   33155          5            03/27/96         00
    0380430299                           05           05/01/96          0
    34256482                             O            04/01/26
    0


    1496040          731/728             F          264,000.00         ZZ
                                         360        263,859.51          1
    8248 WEST 83RD STREET              9.125          2,147.99         80
    (CITY OF LOS ANGELES)              8.875          2,147.99      330,000.00
    PLAYA DEL REY A  CA   90293          1            05/10/96         00
    0380452855                           05           07/01/96          0
    411911583                            O            06/01/26
    0
1




    1496043          664/728             F          685,000.00         ZZ
                                         360        684,574.23          1
    5056 NORTH PARKWAY CALABASAS       8.375          5,206.50         66
                                       8.125          5,206.50    1,050,000.00
    CALABASAS AREA   CA   91302          2            05/30/96         00
    0380467424                           03           07/01/96          0
    2177202                              O            06/01/26
    0


    1496044          976/728             F          311,950.00         ZZ
                                         360        311,770.52          1
    3439 WHITEHAVEN DRIVE              8.750          2,454.12         79
                                       8.500          2,454.12      399,450.00
    WALNUT CREEK     CA   94598          1            05/09/96         00
    0380476904                           05           07/01/96          0
    727702708                            O            06/01/26
    0


    1496055          964/728             F          215,000.00         ZZ
                                         360        214,882.56          1
    4620 HAMPTON FALLS PLACE           9.000          1,729.94         80
                                       8.750          1,729.94      270,000.00
    SAN JOSE         CA   95136          2            05/08/96         00
    0380453556                           01           07/01/96          0
    18197                                O            06/01/26
    0


    1496059          976/728             F          301,400.00         ZZ
                                         360        301,400.00          1
    5305 RENAISSANCE AVE               8.750          2,371.12         90
                                       8.500          2,371.12      334,900.00
    SAN DIEGO        CA   92122          1            06/05/96         21
    0380473349                           03           08/01/96         25
    830017725                            O            07/01/26
    0


    1496165          074/728             F          384,000.00         ZZ
                                         360        383,382.28          1
    3139 TOKAY COURT                   9.125          3,124.35         80
                                       8.875          3,124.35      480,000.00
    PLEASANTON       CA   94566          2            03/11/96         00
    0380423625                           03           05/01/96          0
    1500179007                           O            04/01/26
    0


    1496408          074/728             F          258,750.00         ZZ
                                         360        258,311.57          1
1


    120 MEADOW LAKE DRIVE              8.875          2,058.74         91
                                       8.625          2,058.74      287,000.00
    HENDERSONVILLE   TN   37075          1            03/29/96         11
    0380421124                           05           05/01/96         25
    1585025180                           O            04/01/26
    0


    1496640          356/728             F          258,750.00         ZZ
                                         360        258,597.23          1
    4825 MIRAMAR AVENUE                8.625          2,012.54         75
                                       8.375          2,012.54      345,000.00
    SAN JOSE         CA   95129          5            05/22/96         00
    0380470196                           05           07/01/96          0
    2364925                              O            06/01/26
    0


    1496645          731/728             F          600,000.00         ZZ
                                         360        599,663.63          1
    10547 SUNSET BOULEVARD             8.875          4,773.87         80
                                       8.625          4,773.87      750,000.00
    LOS ANGELES      CA   90077          1            05/07/96         00
    0380443557                           05           07/01/96          0
    1001065                              O            06/01/26
    0


    1496690          B24/728             F          134,750.00         ZZ
                                         360        134,606.04          1
    29 HARVEST LANE                    9.125          1,096.37         70
                                       8.875          1,096.37      192,500.00
    MILFORD          CT   06460          1            05/05/96         00
    0380420514                           05           06/01/96          0
    1496690                              O            05/01/26
    0


    1496824          976/728             F          288,000.00         ZZ
                                         360        287,842.68          1
    320 WOODRUFF DRIVE                 9.000          2,317.32         80
                                       8.750          2,317.32      360,000.00
    WALNUT           CA   91789          2            05/16/96         00
    0380480690                           05           07/01/96          0
    778559833                            O            06/01/26
    0


    1496849          744/728             F          650,000.00         ZZ
                                         360        648,840.45          1
    2900 SYCAMORE CANYON ROAD          8.625          5,055.63         77
                                       8.375          5,055.63      850,000.00
    SANTA BARBARA    CA   93108          1            03/07/96         00
    0380436098                           05           05/01/96          0
1


    76767                                O            04/01/26
    0


    1496864          E19/728             F          650,000.00         ZZ
                                         360        649,635.60          1
    1 MERYTON                          8.875          5,171.69         79
                                       8.625          5,171.69      825,000.00
    IRVINE           CA   90715          1            05/08/96         00
    0380461393                           03           07/01/96          0
    100003528                            O            06/01/26
    0


    1496890          E22/728             F          316,000.00         ZZ
                                         360        315,644.37          1
    755 WILLOW GLEN                    8.875          2,514.24         80
                                       8.625          2,514.24      395,000.00
    ESCONDIDO        CA   92025          2            04/12/96         00
    0410144570                           05           06/01/96          0
    410144570                            O            05/01/26
    0


    1496897          685/728             F          281,700.00         ZZ
                                         360        281,391.11          1
    28452 RANCHO GRANDE                9.000          2,266.62         90
                                       8.750          2,266.62      313,000.00
    LAGUNA NIGUEL    CA   92677          1            04/18/96         12
    0380431289                           03           06/01/96         25
    104230                               O            05/01/26
    0


    1496899          B75/728             F          273,750.00         ZZ
                                         360        273,596.53          1
    11075 SOUTH LOAFER ROAD            8.875          2,178.08         75
                                       8.625          2,178.08      365,000.00
    PAYSON           UT   84651          1            05/10/96         00
    0380465386                           05           07/01/96          0
    2602647                              O            06/01/26
    0


    1496907          626/728             F          371,600.00         ZZ
                                         360        371,181.80          1
    11468 HUNTINGTON VILLAGE LANE      8.875          2,956.62         80
                                       8.625          2,956.62      464,540.00
    GOLD RIVER       CA   95670          1            04/12/96         00
    0380427428                           03           06/01/96          0
    6567283                              O            05/01/26
    0


1


    1497003          A71/728             F          222,500.00         ZZ
                                         360        222,375.26          1
    908 N SIERRA BONITA AVE            8.875          1,770.31         89
                                       8.625          1,770.31      251,000.00
    WEST HOLLYWOOD   CA   90046          2            05/16/96         01
    0380451303                           05           07/01/96         17
    9605136465                           O            06/01/26
    0


    1497042          776/728             F          216,000.00         ZZ
                                         360        215,882.02          1
    28276 TIMOTHY DRIVE                9.000          1,737.98         80
    SAUGUS AREA                        8.750          1,737.98      270,000.00
    SANTA CLARA      CA   91350          1            05/15/96         00
    0380459629                           05           07/01/96          0
    2132704                              O            06/01/26
    0


    1497062          975/728             F          631,250.00         ZZ
                                         360        630,914.07          1
    31005 MARNE DRIVE                  9.125          5,136.06         78
                                       8.875          5,136.06      815,000.00
    RANCHO PALOS VE  CA   90275          2            05/02/96         00
    0380443797                           05           07/01/96          0
    961343                               O            06/01/26
    0


    1497129          964/728             F          323,000.00         ZZ
                                         360        322,636.50          1
    857 WILDWOOD TRAIL                 8.875          2,569.93         85
                                       8.625          2,569.93      380,000.00
    SANTA ROSA       CA   95409          1            04/11/96         14
    0380427071                           05           06/01/96         12
    17498                                O            05/01/26
    0


    1497131          638/728             F           50,000.00         ZZ
                                         360         49,945.18          1
    1000 EAST 1ST AVENUE #101          9.000            402.31         41
                                       8.750            402.31      122,500.00
    DENVER           CO   80218          1            04/15/96         00
    0380431859                           01           06/01/96          0
    721                                  O            05/01/26
    0


    1497139          976/728             F          324,000.00         ZZ
                                         360        323,635.38          1
    1001 STRATFORD AVENUE              8.875          2,577.89         75
                                       8.625          2,577.89      432,000.00
1


    SOUTH PASADENA   CA   91030          2            04/01/96         00
    0380424904                           05           06/01/96          0
    831609                               O            05/01/26
    0


    1497184          638/728             F          218,500.00         ZZ
                                         360        218,500.00          1
    188 STOCKBRIDGE AVENUE             8.875          1,738.48         95
                                       8.625          1,738.48      230,000.00
    ALHAMBRA         CA   91801          1            06/11/96         11
    0380481318                           05           08/01/96         30
    8571180                              O            07/01/26
    0


    1497242          670/728             F          320,000.00         ZZ
                                         360        319,498.48          1
    34 AUTUMN HILL DRIVE               9.250          2,632.56         79
                                       9.000          2,632.56      406,000.00
    BERNARDSVILLE    NJ   07924          1            03/22/96         00
    0380428145                           05           05/01/96          0
    13188607                             O            04/01/26
    0


    1497346          744/728             F          199,900.00         ZZ
                                         360        199,680.80          1
    8841 BROOKE AVENUE                 9.000          1,608.44         80
                                       8.750          1,608.44      250,000.00
    WESTMINSTER      CA   92683          1            04/24/96         00
    0380438904                           05           06/01/96          0
    77352                                O            05/01/26
    0


    1497371          B77/728             F          224,000.00         ZZ
                                         360        224,000.00          1
    236 MILE CREEK ROAD                8.750          1,762.21         80
                                       8.500          1,762.21      280,000.00
    OLD LYME         CT   06371          1            05/28/96         00
    0380462896                           05           08/01/96          0
    96000541                             O            07/01/26
    0


    1497477          F45/F45             F          136,571.17         ZZ
                                         268        134,132.03          1
    302 EAST 20TH STREET               8.375          1,133.05         80
                                       8.125          1,133.05      171,000.00
    HUNTINGTON STAT  NY   11746          1            02/06/92         00
    112011                               05           07/01/95          0
    112011                               O            10/01/17
    0
1




    1497482          F45/F45             F           62,388.20         ZZ
                                         248         61,981.27          1
    51 DOXBURY LANE                    7.875            510.16         45
                                       7.625            510.16      140,000.00
    SUFFERN          NY   10901          1            08/13/92         00
    132878                               01           04/01/96          0
    132878                               O            11/01/16
    0


    1497491          F45/F45             F           49,721.15         ZZ
                                         296         49,370.84          1
    80 TERRACE AVENUE                  7.750            407.85         53
                                       7.500            407.85       95,000.00
    JERSEY CITY      NJ   07307          1            08/07/92         00
    20982                                05           04/01/96          0
    20982                                O            11/01/20
    0


    1497569          462/728             F          285,700.00         ZZ
                                         360        285,543.94          1
    0099 GOLD DUST DRIVE               9.000          2,298.81         71
                                       8.750          2,298.81      405,000.00
    EDWARDS          CO   81632          2            05/15/96         00
    0380466269                           05           07/01/96          0
    4476784                              O            06/01/26
    0


    1497611          976/728             F          368,000.00         ZZ
                                         360        367,793.69          1
    16627 KEHRSGROVE DRIVE             8.875          2,927.98         80
                                       8.625          2,927.98      460,000.00
    CLARKSON VALLEY  MO   63005          2            05/09/96         00
    0380460023                           03           07/01/96          0
    893107                               O            06/01/26
    0


    1497621          731/728             F          345,000.00         ZZ
                                         360        345,000.00          1
    24603 E TUM TUM DRIVE              9.250          2,838.23         75
                                       9.000          2,838.23      460,000.00
    LIBERTY LAKE     WA   99019          5            06/17/96         00
    0380479916                           05           08/01/96          0
    230332167                            O            07/01/26
    0


    1497650          964/728             F          271,600.00         ZZ
                                         360        271,435.46          1
1


    6806 PASO ROBLES DRIVE             8.500          2,088.37         80
                                       8.250          2,088.37      339,500.00
    OAKLAND          CA   94611          1            05/08/96         00
    0380467473                           05           07/01/96          0
    18307                                O            06/01/26
    0


    1497692          638/728             F          315,000.00         ZZ
                                         360        314,799.14          1
    808 MT VIEW DRIVE                  8.250          2,366.49         80
                                       8.000          2,366.49      394,000.00
    LAFAYETE         CA   94549          1            05/24/96         00
    0380477589                           05           07/01/96          0
    08571968                             O            06/01/26
    0


    1497775          560/560             F          243,350.00         R
                                         360        241,873.18          1
    1789 CASSELBERRY COURT             7.500          1,701.54         95
                                       7.250          1,701.54      258,000.00
    ORANGE PARK      FL   32073          1            10/19/95         04
    450250733                            03           12/01/95         30
    450250733                            O            11/01/25
    0


    1497843          069/728             F          384,750.00         ZZ
                                         360        384,328.10          1
    19753 ALPINE CREST ROAD            9.000          3,095.79         75
                                       8.750          3,095.79      513,000.00
    WALNUT           CA   91789          1            04/16/96         00
    0380431321                           05           06/01/96          0
    2362097889                           O            05/01/26
    0


    1497857          976/728             F          264,000.00         ZZ
                                         360        263,717.93          1
    20428 THRUST DRIVE                 9.125          2,148.00         80
                                       8.875          2,148.00      330,000.00
    WALNUT AREA      CA   91789          1            04/01/96         00
    0380430786                           03           06/01/96          0
    909419                               O            05/01/26
    0


    1497860          731/728             F          182,400.00         ZZ
                                         360        182,205.12          1
    4515 ASCENSION STREET              9.125          1,484.07         80
                                       8.875          1,484.07      228,000.00
    ROCKLIN          CA   95677          2            04/19/96         00
    0380440520                           05           06/01/96          0
1


    110540694                            O            05/01/26
    0


    1497862          568/728             F          299,250.00         ZZ
                                         360        298,938.52          1
    1050 ABETO COURT                   9.250          2,461.86         95
                                       9.000          2,461.86      315,000.00
    CHULA VISTA      CA   91910          1            04/23/96         11
    0380426842                           05           06/01/96         30
    809648                               O            05/01/26
    0


    1497864          976/728             F          301,500.00         ZZ
                                         360        301,177.88          1
    23308 PARK MARIPOSA                9.125          2,453.11         87
                                       8.875          2,453.11      350,000.00
    CALABASAS        CA   91302          1            04/02/96         04
    0380433038                           05           06/01/96         25
    768785                               O            05/01/26
    0


    1497971          626/728             F          271,700.00         ZZ
                                         360        271,547.68          1
    3701 17TH STREET                   8.875          2,161.77         95
                                       8.625          2,161.77      286,000.00
    SACRAMENTO       CA   95818          1            05/13/96         01
    0380473737                           05           07/01/96         30
    6613996                              O            06/01/26
    0


    1497983          976/728             F          274,500.00         ZZ
                                         360        274,350.06          1
    861 COLUMBIA CIRCLE UNIT #703      9.000          2,208.69         90
                                       8.750          2,208.69      305,000.00
    REDWOOD CITY     CA   94065          1            05/09/96         04
    0380456856                           01           07/01/96         25
    81908                                O            06/01/26
    0


    1497999          E61/728             F          136,000.00         ZZ
                                         360        135,927.63          1
    4588 CIMARRON RIVER COURT          9.125          1,106.54         80
                                       8.875          1,106.54      170,000.00
    SAN JOSE         CA   95136          2            05/24/96         00
    0380460262                           09           07/01/96          0
    12412                                O            06/01/26
    0


1


    1498009          180/728             F          527,000.00         ZZ
                                         360        526,406.92          1
    213 EDELEN AVENUE                  8.875          4,193.05         72
                                       8.625          4,193.05      735,000.00
    LOS GATOS        CA   95030          5            04/15/96         00
    0380446162                           05           06/01/96          0
    4267407                              O            05/01/26
    0


    1498042          668/728             F          368,700.00         ZZ
                                         360        368,228.16          1
    730 YGNACIO WOODS COURT            8.250          2,769.92         90
                                       8.000          2,769.92      409,750.00
    CONCORD          CA   94518          1            04/10/96         10
    0380471210                           05           06/01/96         25
    0006374920                           O            05/01/26
    0


    1498060          450/728             F          261,000.00         ZZ
                                         360        260,713.79          1
    3083 CHISHOLM TR                   9.000          2,100.07         90
                                       8.750          2,100.07      290,000.00
    SYLVAN TWP       MI   48118          1            04/19/96         10
    0380432568                           05           06/01/96         25
    4105037                              O            05/01/26
    0


    1498117          731/728             F          350,000.00         ZZ
                                         360        349,626.06          1
    28 LA SONOMA COURT                 9.125          2,847.72         80
                                       8.875          2,847.72      440,000.00
    ALAMO            CA   94507          2            04/16/96         00
    0380435165                           05           06/01/96          0
    112151918                            O            05/01/26
    0


    1498126          731/728             F          272,000.00         ZZ
                                         360        271,701.75          1
    526 CENTRAL AVENUE                 9.000          2,188.57         80
                                       8.750          2,188.57      340,000.00
    MENLO PARK       CA   94025          1            04/15/96         00
    0380433640                           05           06/01/96          0
    112151863                            O            05/01/26
    0


    1498139          470/728             F          207,000.00         ZZ
                                         360        206,767.04          1
    134 VAN BUREN COURT                8.875          1,646.99         64
                                       8.625          1,646.99      325,000.00
1


    NOVATO           CA   94947          2            04/24/96         00
    0380437229                           05           06/01/96          0
    25080305                             O            05/01/26
    0


    1498142          698/698             F          228,000.00         ZZ
                                         360        227,756.42          1
    4002 MOUNT VERNON DRIVE            9.125          1,855.08         80
                                       8.875          1,855.08      285,000.00
    LOS ANGELES (AR  CA   90008          2            04/15/96         00
    10552147                             05           06/01/96          0
    10552147                             O            05/01/26
    0


    1498174          A09/728             F          450,000.00         ZZ
                                         360        450,000.00          1
    94 BALSAR COURT                    9.250          3,702.04         75
                                       9.000          3,702.04      600,000.00
    SYOSSET          NY   11791          1            06/26/96         00
    0380480237                           05           08/01/96          0
    UNKNOWN                              O            07/01/26
    0


    1498311          976/728             F          237,500.00         ZZ
                                         360        237,366.85          1
    17168 BARNESTON STREET             8.875          1,889.66         95
                                       8.625          1,889.66      250,000.00
    GRANADA HILLS    CA   91344          1            05/20/96         21
    0380465550                           05           07/01/96         30
    085118                               O            06/01/26
    0


    1498312          889/728             F          148,800.00         BB
                                         360        148,712.15          1
    3175 BARBADOS PLACE                8.625          1,157.35         80
                                       8.375          1,157.35      186,000.00
    COSTA MESA       CA   92626          1            05/17/96         00
    0380456302                           05           07/01/96          0
    51400387                             O            06/01/26
    0


    1498328          227/728             F          251,250.00         ZZ
                                         360        250,974.49          1
    2035 EAST AMBER LANE               9.000          2,021.62         95
                                       8.750          2,021.62      264,482.00
    GILBERT          AZ   85296          1            04/22/96         01
    0380443821                           03           06/01/96         30
    1614115                              O            05/01/26
    0
1




    1498357          559/728             F          211,375.00         ZZ
                                         360        211,137.11          1
    2918 LAND PARK DRIVE               8.875          1,681.80         94
                                       8.625          1,681.80      225,000.00
    SACRAMENTO       CA   95822          1            04/26/96         11
    0380437419                           05           06/01/96         30
    0499566                              O            05/01/26
    0


    1498371          814/728             F          370,800.00         ZZ
                                         360        370,393.40          1
    800 MIRAMAR TERRACE                9.000          2,983.54         80
                                       8.750          2,983.54      463,500.00
    BELMONT          CA   94002          2            04/29/96         00
    0380435553                           05           06/01/96          0
    809604025                            O            05/01/26
    0


    1498390          B23/728             F          312,000.00         ZZ
                                         360        311,825.09          1
    21581 MONTBURY DRIVE               8.875          2,482.41         80
                                       8.625          2,482.41      390,000.00
    LAKE FOREST      CA   92630          2            05/01/96         00
    0380426172                           05           07/01/96          0
    88001197                             O            06/01/26
    0


    1498408          686/728             F           33,000.00         ZZ
                                         360         32,964.74          1
    1902 WARF LANE                     9.125            268.50         69
                                       8.875            268.50       48,000.00
    LAKE WORTH       FL   33463          1            04/23/96         00
    0380436932                           03           06/01/96          0
    30817459506                          O            05/01/26
    0


    1498412          686/728             F          106,000.00         ZZ
                                         360        105,883.75          1
    4128 SW 13 TERR                    9.000            852.91         68
                                       8.750            852.91      157,000.00
    MIAMI            FL   33134          5            04/19/96         00
    0380432287                           05           06/01/96          0
    30817458748                          O            05/01/26
    0


    1498433          686/728             F           65,800.00         ZZ
                                         360         65,727.83          1
1


    1407 VINEWOOD                      9.000            529.45         70
                                       8.750            529.45       94,000.00
    AUBURN HILLS     MI   48326          5            04/23/96         00
    0380437054                           05           06/01/96          0
    30817401557                          O            05/01/26
    0


    1498441          686/728             F          134,900.00         ZZ
                                         360        134,755.86          1
    1597 NW 168 AVENUE                 9.125          1,097.60         75
                                       8.875          1,097.60      179,990.00
    PEMBROKE PINES   FL   33028          1            04/30/96         00
    0380433525                           03           06/01/96          0
    30817373376                          O            05/01/26
    0


    1498442          686/728             F          125,000.00         ZZ
                                         360        124,866.43          1
    4842 N RUTHERFORD AVENUE           9.125          1,017.05         55
                                       8.875          1,017.05      227,500.00
    CHICAGO          IL   60656          1            04/30/96         00
    0380433491                           05           06/01/96          0
    30817401482                          O            05/01/26
    0


    1498532          470/728             F          217,500.00         ZZ
                                         360        217,374.86          1
    4 WESTLINE DRIVE                   8.750          1,711.08         95
                                       8.500          1,711.08      229,000.00
    DALY CITY        CA   94015          1            05/21/96         12
    0380465725                           05           07/01/96         30
    25080513                             O            06/01/26
    0


    1498533          976/728             F          340,200.00         ZZ
                                         360        340,200.00          1
    7315 HUNT CLUB LANE                8.500          2,615.85         90
                                       8.250          2,615.85      378,000.00
    SEMINOLE         FL   34646          1            06/04/96         04
    0380475542                           03           08/01/96         25
    963295884                            O            07/01/26
    0


    1498568          637/728             F          285,600.00         ZZ
                                         360        285,286.81          1
    263 CALLE ANDREA                   9.000          2,298.01         95
                                       8.750          2,298.01      300,655.00
    SAN DIMAS        CA   91773          1            04/17/96         11
    0380437245                           05           06/01/96         30
1


    9026477                              O            05/01/26
    0


    1498572          637/728             F          218,500.00         ZZ
                                         360        217,494.25          1
    108 LINCOLN STREET                 8.875          1,738.49         95
                                       8.625          1,738.49      230,000.00
    HACKENSACK       NJ   07601          1            11/03/95         14
    0380456716                           05           12/01/95         30
    4034633                              O            11/01/25
    0


    1498573          995/728             F          400,000.00         ZZ
                                         360        399,775.75          1
    436 CARRIAGE LANE                  8.875          3,182.58         87
                                       8.625          3,182.58      460,000.00
    WYCKOFF          NJ   07481          1            05/21/96         10
    0380467481                           05           07/01/96         25
    GM10031096                           O            06/01/26
    0


    1498673          E22/728             F          431,200.00         ZZ
                                         360        430,714.74          1
    4997 ACADEMY STREET                8.875          3,430.82         80
                                       8.625          3,430.82      539,000.00
    SAN DIEGO        CA   92109          1            04/18/96         00
    0410038152                           05           06/01/96          0
    410038152                            O            05/01/26
    0


    1498675          E22/728             F          308,000.00         ZZ
                                         360        307,653.38          1
    3 TRAMONTI                         8.875          2,450.59         80
                                       8.625          2,450.59      385,000.00
    LAGUNA NIGUEL    CA   92677          2            04/16/96         00
    0410091524                           03           06/01/96          0
    410091524                            O            05/01/26
    0


    1498699          A26/728             F          225,000.00         ZZ
                                         360        225,000.00          1
    328 OAKLAND AVENUE                 9.250          1,851.02         90
                                       9.000          1,851.02      250,000.00
    STATEN ISLAND    NY   10310          1            06/25/96         14
    0380475740                           05           08/01/96         25
    7102                                 O            07/01/26
    0


1


    1498707          964/728             F          302,800.00         ZZ
                                         360        302,616.56          1
    19 CREEKSIDE DRIVE                 8.500          2,328.27         80
                                       8.250          2,328.27      378,500.00
    SAN RAFAEL       CA   94903          1            05/15/96         00
    0380465642                           05           07/01/96          0
    18305                                O            06/01/26
    0


    1498718          F41/728             F          240,000.00         ZZ
                                         360        239,861.92          2
    956-958 MASSACHUSETTS AVENUE       8.750          1,888.08         80
                                       8.500          1,888.08      300,000.00
    LEXINGTON        MA   02173          1            05/30/96         00
    0380466236                           05           07/01/96          0
    UNKNOWN                              O            06/01/26
    0


    1498751          976/728             F          407,600.00         ZZ
                                         360        407,153.03          1
    19 CALVERT COURT                   9.000          3,279.65         80
                                       8.750          3,279.65      509,500.00
    PIEDMONT         CA   94611          1            04/22/96         00
    0380451337                           05           06/01/96          0
    883449821                            O            05/01/26
    0


    1498784          889/728             F          192,000.00         ZZ
                                         360        191,883.69          1
    24625 PRISCILLA DRIVE              8.500          1,476.31         80
                                       8.250          1,476.31      240,000.00
    DANA POINT       CA   92629          1            05/20/96         00
    0380459124                           05           07/01/96          0
    51400384                             O            06/01/26
    0


    1498786          976/728             F          402,000.00         ZZ
                                         360        402,000.00          1
    18225 8TH PLACE WEST               8.625          3,126.72         70
                                       8.375          3,126.72      575,000.00
    LYNNWOOD         WA   98037          2            06/20/96         00
    0380483595                           05           08/01/96          0
    130462                               O            07/01/26
    0


    1498831          668/728             F          230,550.00         ZZ
                                         360        230,410.32          1
    1474 46TH AVENUE                   8.500          1,772.74         90
                                       8.250          1,772.74      256,500.00
1


    SAN FRANCISCO    CA   94122          1            05/14/96         04
    0380481128                           07           07/01/96         25
    6734438                              O            06/01/26
    0


    1498852          744/728             F          175,200.00         ZZ
                                         360        175,002.83          1
    6660 HEARTWOOD DRIVE               8.875          1,393.97         80
                                       8.625          1,393.97      220,000.00
    OAKLAND          CA   94611          1            04/25/96         00
    0380437716                           05           06/01/96          0
    77259                                O            05/01/26
    0


    1498875          B49/728             F          256,000.00         ZZ
                                         360        255,823.82          1
    1315 SNOWBERRY DRIVE               7.875          1,856.18         63
                                       7.625          1,856.18      406,500.00
    GOLDEN           CO   80401          1            05/28/96         00
    0380444530                           03           07/01/96          0
    17194462                             O            06/01/26
    0


    1498933          822/728             F          150,000.00         ZZ
                                         360        149,835.51          1
    25 GREENWOOD ROAD                  9.000          1,206.94         60
                                       8.750          1,206.94      250,000.00
    MORRIS PLAINS    NJ   07950          1            04/25/96         00
    0380438011                           05           06/01/96          0
    95055757                             O            05/01/26
    0


    1499000          765/728             F          280,250.00         ZZ
                                         360        279,934.60          1
    32662 COPPERCREST DRIVE            8.875          2,229.80         95
                                       8.625          2,229.80      295,000.00
    TRABUCO CANYON   CA   92679          1            04/24/96         14
    0380442526                           03           06/01/96         30
    314065                               O            05/01/26
    0


    1499015          D03/728             F          255,150.00         ZZ
                                         360        255,150.00          1
    567 BONITA AVENUE                  8.250          1,916.86         90
                                       8.000          1,916.86      283,500.00
    PLEASANTON       CA   94566          1            06/06/96         14
    0380485046                           05           08/01/96         25
    99863125                             O            07/01/26
    0
1




    1499060          F45/F45             F          102,150.00         ZZ
                                         360         97,813.11          1
    11  DUNCAN AVENUE                  9.000            821.92         90
                                       8.750            821.92      113,500.00
    JERSEY CITY      NJ   07304          1            08/28/91         01
    20107                                07           10/01/91         17
    20107                                O            09/01/21
    0


    1499091          F45/F45             F           32,800.00         ZZ
                                         360         31,742.37          1
    2011  HAWTHORNE LANE               9.250            269.84         80
                                       9.000            269.84       41,000.00
    MAHWAH           NJ   07430          1            03/27/92         00
    409714                               01           05/01/92          0
    409714                               O            04/01/22
    0


    1499098          F45/F45             F          162,000.00         ZZ
                                         360        157,143.84          1
    142  KENILWORTH ROAD               9.250          1,332.74         62
                                       9.000          1,332.74      265,000.00
    VILLAGE OF RIDG  NJ   07450          2            06/25/92         00
    418335                               05           08/01/92          0
    418335                               O            07/01/22
    0


    1499119          F45/F45             F           40,000.00         ZZ
                                         360         36,455.68          1
    116  A LONG HILL RD                9.125            325.45         20
                                       8.875            325.45      207,500.00
    NESHANIC STATIO  NJ   08853          2            06/05/87         00
    51763                                05           08/01/87          0
    51763                                O            07/01/17
    0


    1499148          F45/F45             F          747,500.00         ZZ
                                         360        746,680.34          1
    216-15 27TH AVENUE                 9.000          6,014.55         65
                                       8.750          6,014.55    1,150,000.00
    BAYSIDE          NY   11360          1            04/01/96         00
    773804                               05           06/01/96          0
    773804                               O            05/01/26
    0


    1499181          F45/F45             F          840,000.00         ZZ
                                         360        839,125.70          1
1


    507  OCEAN AVENUE                  9.250          6,910.47         70
                                       9.000          6,910.47    1,200,000.00
    SEA GIRT         NJ   08750          2            04/15/96         00
    775858                               05           06/01/96          0
    775858                               O            05/01/26
    0


    1499357          757/757             F          612,100.00         ZZ
                                         360        611,316.67          1
    2052 AMICK'S FERRY ROAD            8.250          4,598.51         80
                                       8.000          4,598.51      765,200.00
    CHAPIN           SC   29036          2            04/25/96         00
    2775443                              05           06/01/96          0
    2775443                              O            05/01/26
    0


    1499362          791/728             F          243,100.00         ZZ
                                         360        242,846.96          1
    9415 CARMICHAEL COURT              9.250          1,999.93         95
                                       9.000          1,999.93      255,903.00
    FREDERICK        MD   21701          1            04/30/96         14
    0380437914                           03           06/01/96         30
    756860                               O            05/01/26
    0


    1499545          772/728             F          267,000.00         ZZ
                                         360        266,834.05          1
    5317 N MAGNOLIA AVE                8.375          2,029.39         80
                                       8.125          2,029.39      334,000.00
    CHICAGO          IL   60641          1            05/21/96         00
    0380470048                           05           07/01/96          0
    71000941                             O            06/01/26
    0


    1499563          A19/728             F          310,000.00         ZZ
                                         360        309,826.21          1
    108 FLINT FARM ROAD                8.875          2,466.50         80
                                       8.625          2,466.50      390,000.00
    MIDDLETON        MA   01949          1            05/20/96         00
    0380439183                           05           07/01/96          0
    151374                               O            06/01/26
    0


    1499572          976/728             F          237,000.00         ZZ
                                         360        236,863.64          1
    25511 SARITA DRIVE                 8.750          1,864.49         78
                                       8.500          1,864.49      306,000.00
    LAGUNA HILLS     CA   92653          2            05/17/96         00
    0380463720                           05           07/01/96          0
1


    116415                               O            06/01/26
    0


    1499580          976/728             F          294,000.00         ZZ
                                         360        294,000.00          1
    7013 N. PARKRIDGE COURT            8.875          2,339.20         80
                                       8.625          2,339.20      369,000.00
    RIVERBANK        CA   95367          1            06/03/96         00
    0380471608                           05           08/01/96          0
    863785                               O            07/01/26
    0


    1499605          559/728             F          428,000.00         ZZ
                                         360        428,000.00          1
    920 HARVARD ROAD                   9.000          3,443.79         80
                                       8.750          3,443.79      535,000.00
    SAN MATEO        CA   94402          1            06/06/96         00
    0380470360                           05           08/01/96          0
    5324009                              O            07/01/26
    0


    1499614          559/728             F          530,000.00         ZZ
                                         360        529,695.06          1
    8751 VALLEY VIEW DRIVE             8.750          4,169.51         68
                                       8.500          4,169.51      785,000.00
    UKIAH            CA   95482          4            05/21/96         00
    0380469925                           05           07/01/96          0
    5310677                              O            06/01/26
    0


    1499644          719/728             F          248,550.00         ZZ
                                         360        248,179.92          1
    2521 BAILEY ROAD                   7.500          1,737.90         90
                                       7.250          1,737.90      276,220.00
    FOREST HILL      MD   21050          1            04/19/96         14
    0380446873                           05           06/01/96         25
    4234696                              O            05/01/26
    0


    1499687          F27/728             F          234,200.00         ZZ
                                         360        233,824.26          1
    11402 PROSPECT COURT               8.000          1,718.48         80
                                       7.750          1,718.48      292,746.00
    GLENN DALE       MD   20769          1            04/24/96         00
    0380475468                           05           06/01/96          0
    UNKNOWN                              O            05/01/26
    0


1


    1499717          744/728             F          164,000.00         ZZ
                                         360        163,824.78          1
    775 EL CAMINITO                    9.125          1,334.36         80
                                       8.875          1,334.36      205,000.00
    LIVERMORE        CA   94550          2            04/30/96         00
    0380442104                           05           06/01/96          0
    77376                                O            05/01/26
    0


    1499839          B91/728             F          341,250.00         ZZ
                                         360        341,063.60          1
    4420 WEST WOODLAND AVENUE          9.000          2,745.78         75
                                       8.750          2,745.78      455,000.00
    BURBANK          CA   91505          2            05/02/96         00
    0380453853                           05           07/01/96          0
    100000508                            O            06/01/26
    0


    1499869          964/728             F          219,900.00         ZZ
                                         360        219,900.00          1
    174 LESSAY                         7.875          1,594.43         80
                                       7.625          1,594.43      274,953.00
    NEWPORT COAST A  CA   92657          1            06/18/96         00
    0380481151                           05           08/01/96          0
    9618439                              O            07/01/26
    0


    1499901          E85/728             F          208,800.00         ZZ
                                         360        208,800.00          1
    27 HACIENDA COURT                  8.375          1,587.03         80
                                       8.125          1,587.03      261,000.00
    SAN RAFAEL       CA   94901          1            06/01/96         00
    0380467606                           05           08/01/96          0
    9600061                              O            07/01/26
    0


    1499906          964/728             F          320,000.00         ZZ
                                         360        319,795.95          1
    147 PRINCE ROYAL DRIVE             8.250          2,404.05         80
                                       8.000          2,404.05      400,000.00
    CORTE MADERA     CA   94925          1            05/24/96         00
    0380467747                           05           07/01/96          0
    18444                                O            06/01/26
    0


    1499919          559/728             F          225,000.00         ZZ
                                         360        224,880.26          1
    446 MONTECITO BOULEVARD            9.125          1,830.68         82
                                       8.875          1,830.68      275,000.00
1


    NAPA             CA   94559          1            05/03/96         10
    0380441205                           05           07/01/96         20
    5300207                              O            06/01/26
    0


    1500053          227/728             F          235,250.00         ZZ
                                         360        235,121.50          1
    2082 EAST AMBER LANE               9.000          1,892.88         80
                                       8.750          1,892.88      294,123.00
    GILBERT          AZ   85296          1            05/08/96         00
    0380442708                           03           07/01/96          0
    1614176                              O            06/01/26
    0


    1500084          698/728             F          108,000.00         ZZ
                                         360        107,939.45          1
    8151 PAGE STREET                   8.875            859.30         80
                                       8.625            859.30      136,500.00
    BUENA PARK       CA   90621          2            05/03/96         00
    0380443714                           05           07/01/96          0
    14552216                             O            06/01/26
    0


    1500110          685/728             F          364,800.00         ZZ
                                         360        364,605.87          1
    650 MAGNOLIA AVENUE                9.125          2,968.13         80
                                       8.875          2,968.13      456,000.00
    PASADENA         CA   91106          1            05/09/96         00
    0380442922                           05           07/01/96          0
    104255                               O            06/01/26
    0


    1500148          638/728             F          174,600.00         ZZ
                                         360        174,600.00          1
    15 PENNY ROYAL COURT               8.375          1,327.09         75
                                       8.125          1,327.09      232,866.00
    SOUTH BRUNSWICK  NJ   08540          2            06/12/96         00
    0380481250                           03           08/01/96          0
    8562133                              O            07/01/26
    0


    1500155          964/728             F          275,200.00         ZZ
                                         360        274,838.74          1
    1037 SAN ANSELMO AVENUE            8.125          2,043.35         80
                                       7.875          2,043.35      344,000.00
    SAN ANSELMO      CA   94960          1            04/08/96         00
    0380471681                           05           06/01/96          0
    17804                                O            05/01/26
    0
1




    1500174          668/728             F          412,500.00         ZZ
                                         360        412,250.10          1
    2680 WISTERIA COURT                8.500          3,171.77         69
                                       8.250          3,171.77      600,000.00
    MERCED           CA   95340          5            05/23/96         00
    0380486481                           05           07/01/96          0
    6753495                              O            06/01/26
    0


    1500176          232/232             F           61,200.00         ZZ
                                         360         61,075.97          1
    COUNTY ROAD 381                    8.000            449.07         80
                                       7.750            449.07       76,500.00
    SELBYVILLE       DE   19975          1            03/22/96         00
    1103021                              05           05/01/96          0
    1103021                              O            04/01/26
    0


    1500379          668/728             F          340,000.00         ZZ
                                         360        339,766.01          1
    641 WINDSOR DRIVE                  7.875          2,465.24         76
                                       7.625          2,465.24      452,500.00
    BENICIA          CA   94510          1            05/21/96         00
    0380486473                           05           07/01/96          0
    6705404                              O            06/01/26
    0


    1500386          731/728             F          228,000.00         ZZ
                                         360        227,875.46          1
    261 AVENIDA SANTA BARBARA          9.000          1,834.54         80
                                       8.750          1,834.54      285,000.00
    LA HABRA         CA   90631          1            05/07/96         00
    0380443441                           05           07/01/96          0
    411510558                            O            06/01/26
    0


    1500416          638/728             F          256,500.00         ZZ
                                         360        256,356.20          1
    1729 CLEVELAND ROAD                8.875          2,040.83         95
                                       8.625          2,040.83      270,000.00
    GLENDALE         CA   91202          1            05/20/96         11
    0380467911                           05           07/01/96         30
    08573166                             O            06/01/26
    0


    1500437          976/728             F          252,000.00         ZZ
                                         360        251,855.01          1
1


    135 MATEO AVENUE                   8.750          1,982.49         90
                                       8.500          1,982.49      280,000.00
    DALY CITY        CA   94014          1            05/22/96         12
    0380480872                           07           07/01/96         25
    082706824                            O            06/01/26
    0


    1500465          B23/728             F          310,400.00         ZZ
                                         360        310,225.99          1
    5 BAYSIDE                          8.875          2,469.68         80
                                       8.625          2,469.68      388,000.00
    IRVINE           CA   92714          1            05/14/96         00
    0380438938                           05           07/01/96          0
    88001247                             O            06/01/26
    0


    1500487          A26/728             F          216,000.00         ZZ
                                         360        216,000.00          1
    1320 RIDGE AVENUE                  9.375          1,796.58         90
                                       9.125          1,796.58      240,000.00
    BARNEGAT         NJ   08005          2            06/18/96         14
    0380477381                           05           08/01/96         25
    7274                                 O            07/01/26
    0


    1500533          232/232             F          238,000.00         ZZ
                                         360        237,873.34          1
    20921 NEW HAMPSHIRE AVENUE         9.125          1,936.45         75
                                       8.875          1,936.45      320,000.00
    BROOKEVILLE      MD   20833          2            05/01/96         00
    11013391                             05           07/01/96          0
    11013391                             O            06/01/26
    0


    1500540          B24/728             F          203,000.00         ZZ
                                         360        202,891.97          1
    7 BERRIAN PLACE                    9.125          1,651.68         70
                                       8.875          1,651.68      293,000.00
    GREENWICH        CT   06830          2            05/17/96         00
    0380441403                           05           07/01/96          0
    1500540                              O            06/01/26
    0


    1500565          964/728             F          312,000.00         ZZ
                                         360        312,000.00          1
    6 MOUNTAINBROOK                    8.500          2,399.01         80
                                       8.250          2,399.01      390,000.00
    IRVINE           CA   92720          1            06/10/96         00
    0380486366                           03           08/01/96          0
1


    18027                                O            07/01/26
    0


    1500579          559/728             F          402,000.00         ZZ
                                         360        402,000.00          1
    18693 WESTVIEW DRIVE               8.875          3,198.50         77
                                       8.625          3,198.50      525,000.00
    SARATOGA         CA   95070          2            06/03/96         00
    0380470345                           05           08/01/96          0
    5317839                              O            07/01/26
    0


    1500601          976/728             F          304,000.00         ZZ
                                         360        303,838.22          1
    1720 KINGS ROAD                    9.125          2,473.45         80
                                       8.875          2,473.45      380,000.00
    VISTA            CA   92084          1            05/01/96         00
    0380443912                           05           07/01/96          0
    874649832                            O            06/01/26
    0


    1500614          702/702             F          284,000.00         ZZ
                                         360        284,000.00          1
    101 BRAELOCH ROAD                  8.750          2,234.23         80
                                       8.500          2,234.23      355,000.00
    COLCHESTER       VT   05446          1            06/26/96         00
    5031448                              05           08/01/96          0
    5031448                              O            07/01/26
    0


    1500635          765/728             F          292,000.00         ZZ
                                         360        291,848.62          1
    2930 REIGER COURT                  9.250          2,402.21         80
                                       9.000          2,402.21      365,000.00
    LAS VEGAS        NV   89117          1            05/06/96         00
    0380448077                           05           07/01/96          0
    314535                               O            06/01/26
    0


    1500782          E61/728             F          203,250.00         ZZ
                                         360        203,144.63          1
    1304 YOSEMITE AVENUE               9.250          1,672.09         75
                                       9.000          1,672.09      271,000.00
    SAN JOSE         CA   95126          1            05/24/96         00
    0380473620                           05           07/01/96          0
    12467                                O            06/01/26
    0


1


    1500788          470/728             F          259,000.00         ZZ
                                         360        258,843.09          1
    2318 PIER AVENUE                   8.500          1,991.49         68
                                       8.250          1,991.49      385,000.00
    SANTA MONICA     CA   90405          2            05/28/96         00
    0380485194                           05           07/01/96          0
    23000723                             O            06/01/26
    0


    1500806          420/728             F          219,600.00         ZZ
                                         360        219,483.14          1
    3211 LIBERTY AVENUE                9.125          1,786.74         90
                                       8.875          1,786.74      244,000.00
    ALAMEDA          CA   94501          1            05/28/96         12
    0380470923                           05           07/01/96         25
    331660                               O            06/01/26
    0


    1500828          731/728             F          465,600.00         ZZ
                                         360        465,600.00          1
    495 BERESFORD AVENUE               9.125          3,788.27         80
                                       8.875          3,788.27      582,000.00
    REDWOOD CITY     CA   94061          1            06/18/96         00
    0380479965                           05           08/01/96          0
    111852158                            O            07/01/26
    0


    1500908          131/728             F          500,000.00         ZZ
                                         360        499,437.32          1
    4406 LEYDON AVENUE                 8.875          3,978.22         80
                                       8.625          3,978.22      625,000.00
    WOODLAND HILLS   CA   91364          1            04/19/96         00
    0380444886                           05           06/01/96          0
    9423242                              O            05/01/26
    0


    1500949          E19/728             F          580,000.00         ZZ
                                         360        579,691.35          1
    1480 NORMANDY DRIVE                9.125          4,719.07         73
                                       8.875          4,719.07      800,000.00
    PASADENA         CA   91103          2            05/08/96         00
    0380461161                           05           07/01/96          0
    8349                                 O            06/01/26
    0


    1500954          956/728             F          288,000.00         ZZ
                                         360        287,842.69          1
    886 BIRDHAVEN COURT                9.000          2,317.31         80
                                       8.750          2,317.31      360,000.00
1


    LAFAYETTE        CA   94549          1            05/10/96         00
    0380449968                           05           07/01/96          0
    604358                               O            06/01/26
    0


    1500961          731/728             F          192,000.00         ZZ
                                         360        191,897.82          1
    26032 EDENPARK DRIVE               9.125          1,562.18         80
                                       8.875          1,562.18      240,000.00
    CALABASAS        CA   91302          1            05/07/96         00
    0380447434                           05           07/01/96          0
    411911675                            O            06/01/26
    0


    1500971          664/728             F          161,250.00         ZZ
                                         360        161,161.92          1
    419 NORTH OAKHURST DRIVE, NO.      9.000          1,297.46         75
    201                                8.750          1,297.46      215,000.00
    BEVERLY HILLS    CA   90210          1            05/03/96         00
    0380446121                           01           07/01/96          0
    2177319                              O            06/01/26
    0


    1500973          624/728             F          280,000.00         ZZ
                                         360        279,612.54          1
    15732 SW PETREL COURT              7.875          2,030.19         79
                                       7.625          2,030.19      355,000.00
    BEAVERTON        OR   97007          4            04/17/96         00
    0380457144                           05           06/01/96          0
    81220000733                          O            05/01/26
    0


    1501035          A52/728             F          240,000.00         ZZ
                                         360        239,843.01          1
    110 SADDLEVIEW RUN                 8.125          1,781.99         58
                                       7.875          1,781.99      416,000.00
    DUNWOODY         GA   30350          1            05/20/96         00
    0380441494                           05           07/01/96          0
    151720                               O            06/01/26
    0


    1501122          E22/728             F           99,750.00         ZZ
                                         360         99,696.92          1
    7123 ORCHARD LANE                  9.125            811.60         75
                                       8.875            811.60      133,000.00
    HANOVER PARK     IL   60103          1            05/10/96         00
    0410102115                           05           07/01/96          0
    410102115                            O            06/01/26
    0
1




    1501129          668/728             F          283,200.00         ZZ
                                         360        283,028.43          1
    3156 PASEO ROBLES                  8.500          2,177.57         80
                                       8.250          2,177.57      354,000.00
    PLEASANTON       CA   94566          1            05/22/96         00
    0380486499                           05           07/01/96          0
    6740237                              O            06/01/26
    0


    1501167          208/728             F          524,000.00         ZZ
                                         360        524,000.00          1
    1860 SUN MOUNTAIN DRIVE            8.875          4,169.18         80
                                       8.625          4,169.18      655,000.00
    SANTA FE         NM   87501          1            06/06/96         00
    0380481599                           05           08/01/96          0
    33960                                O            07/01/26
    0


    1501204          638/728             F          300,000.00         ZZ
                                         360        299,822.88          1
    29864 VISTA DEL ARROYO             8.625          2,333.37         63
                                       8.375          2,333.37      479,000.00
    AGOURA HILLS     CA   91301          1            05/24/96         00
    0380467895                           05           07/01/96          0
    8574970                              O            06/01/26
    0


    1501222          776/728             F          237,500.00         ZZ
                                         360        237,232.72          1
    317 WEST LINDEN AVENUE             8.875          1,889.66         95
                                       8.625          1,889.66      250,000.00
    BURBANK          CA   91506          1            04/23/96         11
    0380466368                           05           06/01/96         30
    1325025                              O            05/01/26
    0


    1501223          E57/728             F           64,000.00         ZZ
                                         360         63,965.04          1
    1881 MITCHELL AVENUE #14           9.000            514.96         80
                                       8.750            514.96       80,000.00
    TUSTIN           CA   92680          1            05/07/96         00
    0380459132                           01           07/01/96          0
    47722005151                          O            06/01/26
    0


    1501230          744/728             F          262,500.00         ZZ
                                         360        262,336.84          1
1


    1593 TRESTLE GLEN ROAD             8.375          1,995.19         75
                                       8.125          1,995.19      350,000.00
    OAKLAND          CA   94610          1            05/09/96         00
    0380470295                           05           07/01/96          0
    77419                                O            06/01/26
    0


    1501316          638/728             F          203,000.00         T
                                         360        203,000.00          1
    859 MAIN AVENUE                    9.375          1,688.45         70
                                       9.125          1,688.45      290,000.00
    BAY HEAD BOROUG  NJ   08742          1            06/14/96         00
    0380481342                           05           08/01/96          0
    UNKNOWN                              O            07/01/26
    0


    1501351          E29/728             F          203,150.00         ZZ
                                         360        203,150.00          1
    2463 SUNSET DRIVE                  8.250          1,526.20         70
                                       8.000          1,526.20      290,263.00
    LITTLETON        CO   80120          1            06/07/96         00
    0380467580                           05           08/01/96          0
    1501351                              O            07/01/26
    0


    1501377          976/728             F          287,200.00         ZZ
                                         360        287,034.76          1
    3300 DUNWOOD RIDGE TERRACE         8.750          2,259.41         80
                                       8.500          2,259.41      359,000.00
    BOWIE            MD   20721          1            05/31/96         00
    0380486895                           03           07/01/96          0
    057442                               O            06/01/26
    0


    1501397          E30/728             F          420,000.00         ZZ
                                         360        419,745.56          1
    406 PIRATE ROAD                    8.500          3,229.44         80
                                       8.250          3,229.44      525,000.00
    NEWPORT BEACH    CA   92663          1            05/29/96         00
    0380470279                           05           07/01/96          0
    73009450                             O            06/01/26
    0


    1501421          559/728             F          402,500.00         ZZ
                                         360        402,500.00          1
    3491 CASCADE TERRACE               8.500          3,094.88         70
                                       8.250          3,094.88      575,000.00
     WEST LINN       OR   97068          2            05/30/96         00
    0380463613                           03           08/01/96          0
1


    5327218                              O            07/01/26
    0


    1501437          232/232             F          223,200.00         ZZ
                                         360        223,078.08          1
    5061 BERKELEY AVENUE               9.000          1,795.92         95
                                       8.750          1,795.92      235,000.00
    WESTMINSTER      CA   92683          1            05/02/96         14
    11020219                             05           07/01/96         30
    11020219                             O            06/01/26
    0


    1501472          700/728             F          198,400.00         ZZ
                                         360        198,288.77          1
    299 SALISBURY AVENUE               8.875          1,578.56         80
                                       8.625          1,578.56      248,000.00
    GOLETA           CA   93117          1            05/01/96         00
    0380445016                           05           07/01/96          0
    130096                               O            06/01/26
    0


    1501494          025/025             F          621,300.00         ZZ
                                         360        619,974.08          1
    4440 SHEPPARD PLACE                7.750          4,451.07         55
                                       7.500          4,451.07    1,150,000.00
    NASHVILLE        TN   37205          5            02/27/96         00
    256192                               05           05/01/96          0
    256192                               O            04/01/26
    0


    1501514          377/728             F          252,400.00         ZZ
                                         360        252,258.50          1
    7003 PERRY PLACE                   8.875          2,008.21         80
                                       8.625          2,008.21      315,500.00
    WORTHINGTON      OH   43085          1            05/13/96         00
    0380466038                           05           07/01/96          0
    UNKNOWN                              O            06/01/26
    0


    1501525          B74/728             F          399,600.00         ZZ
                                         360        399,387.35          1
    1700 VIA NORTE                     9.125          3,251.28         80
                                       8.875          3,251.28      499,500.00
    PALM SPRINGS     CA   92262          1            05/09/96         00
    0380454547                           05           07/01/96          0
    961176                               O            06/01/26
    0


1


    1501537          731/728             F          252,000.00         ZZ
                                         360        251,858.72          1
    4290 ROXBURY STREET                8.875          2,005.03         80
                                       8.625          2,005.03      315,000.00
    SIMI VALLEY      CA   93063          1            05/01/96         00
    0380447459                           05           07/01/96          0
    8000203                              O            06/01/26
    0


    1501566          638/728             F          276,300.00         ZZ
                                         360        276,300.00          1
    1758 BETHANY AVENUE                8.750          2,173.65         84
                                       8.500          2,173.65      331,000.00
    SAN JOSE         CA   95132          1            06/05/96         12
    0380478793                           05           08/01/96         25
    8576808                              O            07/01/26
    0


    1501590          232/232             F          225,050.00         ZZ
                                         360        224,923.83          1
    2 BRISTOL COURT                    8.875          1,790.60         95
                                       8.625          1,790.60      236,900.00
    EAST BRUNSWICK   NJ   08816          1            05/15/96         10
    11015086                             05           07/01/96         30
    11015086                             O            06/01/26
    0


    1501638          765/728             F           92,500.00         ZZ
                                         240         92,500.00          1
    575 EUCLID AVENUE                  8.500            802.74         64
                                       8.250            802.74      145,000.00
    DUARTE (AREA)    CA   91010          1            06/12/96         00
    0380480740                           05           08/01/96          0
    313788                               O            07/01/16
    0


    1501640          808/728             F          262,800.00         ZZ
                                         360        262,800.00          1
    3261 JULIAN AVENUE                 8.750          2,067.45         80
                                       8.500          2,067.45      328,500.00
    LONG BEACH       CA   90808          1            06/04/96         00
    0380475682                           05           08/01/96          0
    9300900                              O            07/01/26
    0


    1501645          976/728             F          394,850.00         ZZ
                                         360        394,604.57          1
    12485 FIGTREE STREET               8.375          3,001.15         75
                                       8.125          3,001.15      526,500.00
1


    SAN DIEGO        CA   92131          1            05/30/96         00
    0380469230                           05           07/01/96          0
    958564832                            O            06/01/26
    0


    1501648          559/728             F          270,750.00         ZZ
                                         360        270,750.00          1
    2766 KENSINGTON ROAD               8.250          2,034.06         95
                                       8.000          2,034.06      285,000.00
    REDWOOD CITY     CA   94061          1            06/20/96         10
    0380481631                           05           08/01/96         30
    491209                               O            07/01/26
    0


    1501653          573/728             F          218,500.00         ZZ
                                         360        218,500.00          1
    814 SOUTH GLENN ALAN AVENUE        9.000          1,758.11         95
                                       8.750          1,758.11      230,000.00
    WEST COVINA      CA   91791          1            06/04/96         11
    0380470444                           05           08/01/96         30
    705988                               O            07/01/26
    0


    1501704          E22/728             F           95,000.00         ZZ
                                         360         94,948.11          1
    1121 EASY LANE                     9.000            764.39         63
                                       8.750            764.39      152,000.00
    COLFAX           CA   95736          2            05/03/96         00
    0410038061                           05           07/01/96          0
    410038061                            O            06/01/26
    0


    1501731          F11/728             F          285,000.00         T
                                         360        285,000.00          1
    113 OCEAN WALK                     8.875          2,267.59         75
                                       8.625          2,267.59      380,000.00
    FIRE ISLAND PIN  NY   11782          1            06/13/96         00
    0380473729                           05           08/01/96          0
    9600171                              O            07/01/26
    0


    1501742          664/728             F          280,000.00         ZZ
                                         360        279,850.99          1
    3140 SAN PASQUAL STREET            9.125          2,278.18         36
                                       8.875          2,278.18      780,000.00
    PASADENA         CA   91106          5            05/08/96         00
    0380452731                           05           07/01/96          0
    2177244                              O            06/01/26
    0
1




    1501751          180/728             F          120,000.00         ZZ
                                         360        119,936.14          1
    156 BUCYRUS ROAD                   9.125            976.36         71
                                       8.875            976.36      169,000.00
    BRECKENRIDGE     CO   80424          1            05/15/96         00
    0380447129                           03           07/01/96          0
    4200598                              O            06/01/26
    0


    1501764          811/728             F          340,000.00         ZZ
                                         360        340,000.00          1
    3528 RATHBONE WAY                  8.500          2,614.31         80
                                       8.250          2,614.31      425,000.00
    PLEASONTON       CA   94588          1            05/29/96         00
    0380474735                           05           08/01/96          0
    FM02100414                           O            07/01/26
    0


    1501785          573/728             F          254,700.00         ZZ
                                         360        254,564.45          1
    1572 CLOISTER DRIVE                9.125          2,072.33         90
                                       8.875          2,072.33      283,000.00
    WHITTIER AREA    CA   90631          1            05/10/96         10
    0380460304                           05           07/01/96         25
    101597                               O            06/01/26
    0


    1501790          976/728             F          605,500.00         ZZ
                                         360        605,169.25          1
    27 DONNELLY DRIVE                  9.000          4,872.00         71
                                       8.750          4,872.00      864,250.00
    DOVER            MA   02030          1            05/01/96         00
    0380460551                           05           07/01/96          0
    866004                               O            06/01/26
    0


    1501798          976/728             F          278,000.00         ZZ
                                         360        277,844.14          1
    831 INTREPID LANE                  8.875          2,211.90         80
                                       8.625          2,211.90      347,500.00
    REDWOOD CITY     CA   94065          1            05/01/96         00
    0380449158                           01           07/01/96          0
    887974                               O            06/01/26
    0


    1501827          A46/728             F          270,400.00         ZZ
                                         360        270,231.93          1
1


    18113 RIDGE ROAD                   8.375          2,055.24         80
                                       8.125          2,055.24      338,000.00
    LEANDER          TX   78645          4            05/31/96         00
    0380466467                           05           07/01/96          0
    9912055                              O            06/01/26
    0


    1501878          232/232             F          330,000.00         ZZ
                                         360        329,824.39          1
    11 YELLOW BROOK ROAD               9.125          2,684.99         62
                                       8.875          2,684.99      540,000.00
    HOLMDEL          NJ   07733          2            05/15/96         00
    11015138                             05           07/01/96          0
    11015138                             O            06/01/26
    0


    1501921          686/728             F           65,000.00         ZZ
                                         360         64,964.49          1
    411 RIDGE STREET                   9.000            523.01         95
                                       8.750            523.01       68,500.00
    RINGGOLD         GA   30736          2            04/30/96         10
    0380450594                           05           07/01/96         30
    30817459662                          O            06/01/26
    0


    1501961          881/728             F          244,000.00         ZZ
                                         360        244,000.00          1
    206 NORTHRIDGE ROAD                7.625          1,727.02         63
                                       7.375          1,727.02      390,000.00
    SANTA BARBARA    CA   93105          2            06/10/96         00
    0380482837                           05           08/01/96          0
    00813016                             O            07/01/26
    0


    1501974          171/728             F           67,500.00         ZZ
                                         360         67,500.00          1
    617 WEST 215TH STREET              9.000            543.12         75
                                       8.750            543.12       90,000.00
    CARSON           CA   90745          1            05/31/96         00
    0380480104                           05           08/01/96          0
    67094126                             O            07/01/26
    0


    1502015          976/728             F          260,000.00         ZZ
                                         360        259,846.49          1
    3426 SCENIC ELM                    8.625          2,022.26         80
                                       8.375          2,022.26      325,000.00
    HOUSTON          TX   77059          1            05/17/96         00
    0380466509                           03           07/01/96          0
1


    800655614                            O            06/01/26
    0


    1502025          769/728             F          300,000.00         ZZ
                                         360        299,844.47          1
    43 HIGHWOOD ROAD                   9.250          2,468.03         80
                                       9.000          2,468.03      375,000.00
    WEST ORANGE TOW  NJ   07052          1            05/14/96         00
    0380452038                           05           07/01/96          0
    100201617                            O            06/01/26
    0


    1502033          559/728             F          234,650.00         ZZ
                                         360        234,650.00          1
    907 LILAC STREET                   8.500          1,804.26         95
                                       8.250          1,804.26      247,000.00
    ALAMEDA          CA   94502          1            05/30/96         10
    0380464132                           05           08/01/96         30
    5330105                              O            07/01/26
    0


    1502140          387/387             F          266,000.00         ZZ
                                         360        265,587.30          1
    1695 CLOVIS AVENUE                 9.000          2,140.30         95
                                       8.750          2,140.30      280,000.00
    SAN JOSE         CA   95124          1            04/11/96         01
    774711                               05           06/01/96         30
    774711                               O            05/01/26
    0


    1502203          A39/728             F          384,000.00         ZZ
                                         360        383,784.72          1
    3233 WONDER VIEW DRIVE             8.875          3,055.28         80
                                       8.625          3,055.28      480,000.00
    LOS ANGELES      CA   90068          1            05/15/96         00
    0380445644                           05           07/01/96          0
    9600390                              O            06/01/26
    0


    1502229          A46/728             F          274,000.00         ZZ
                                         360        274,000.00          1
    1925 BANKS STREET                  8.375          2,082.60         80
                                       8.125          2,082.60      342,500.00
    HOUSTON          TX   77098          1            06/06/96         00
    0380475476                           05           08/01/96          0
    UNKNOWN                              O            07/01/26
    0


1


    1502230          E19/728             F          217,500.00         ZZ
                                         360        216,536.77          1
    3413 MOORE STREET                  8.875          1,730.53         72
                                       8.625          1,730.53      303,000.00
    LOS ANGELES      CA   90066          2            04/26/96         00
    0380445719                           05           06/01/96          0
    100007817                            O            05/01/26
    0


    1502337          640/728             F          310,500.00         ZZ
                                         351        309,886.30          1
    7590 CHAPEL CREEK PARKWAY          8.500          2,402.50         80
    NORTH                              8.250          2,402.50      388,175.00
    CORDOVA          TN   38018          1            05/03/96         00
    0380461112                           03           05/03/96          0
    UNKNOWN                              O            07/01/25
    0


    1502461          559/728             F          247,500.00         ZZ
                                         360        247,361.24          1
    104 OAK CANYON WAY                 8.875          1,969.23         90
                                       8.625          1,969.23      275,000.00
    FOLSOM           CA   95630          1            05/06/96         10
    0380455437                           05           07/01/96         25
    0478784                              O            06/01/26
    0


    1502467          353/353             F          150,000.00         ZZ
                                         360        149,924.25          1
    ONE KEAHOLE PL. #1212              9.375          1,247.63         47
                                       9.125          1,247.63      325,000.00
    HONOLULU         HI   96825          1            05/10/96         00
    6061362                              08           07/01/96          0
    6061362                              O            06/01/26
    0


    1502468          171/728             F          230,850.00         ZZ
                                         360        230,720.58          1
    2213 CRESTVIEW CIRCLE              8.875          1,836.75         95
                                       8.625          1,836.75      243,000.00
    BREA             CA   92621          1            05/06/96         10
    0380455494                           03           07/01/96         30
    67093808                             O            06/01/26
    0


    1502469          171/728             F          228,650.00         ZZ
                                         360        228,500.43          1
    0211 SOUTHWEST IDAHO STREET        8.125          1,697.72         85
                                       7.875          1,697.72      269,000.00
1


    PORTLAND         OR   97201          1            05/07/96         10
    0380458886                           05           07/01/96         12
    37090949                             O            06/01/26
    0


    1502488          B77/728             F          110,200.00         ZZ
                                         360        110,200.00          1
    22 FIELD VIEW ROAD                 9.250            906.59         95
                                       9.000            906.59      116,000.00
    SCITUATE         RI   02831          2            06/19/96         04
    0380478736                           05           08/01/96         30
    95301630                             O            07/01/26
    0


    1502668          074/728             F          297,700.00         ZZ
                                         360        297,405.98          1
    1121 SYLVAN LANE                   9.500          2,503.22         65
                                       9.250          2,503.22      458,000.00
    MOUNTAINSIDE     NJ   07092          5            04/24/96         00
    0380458076                           05           06/01/96          0
    13149059                             O            05/01/26
    0


    1502677          074/728             F          366,750.00         ZZ
                                         360        366,160.02          1
    168 BAY 13TH STREET                9.125          2,984.00         75
                                       8.875          2,984.00      489,000.00
    BROOKLYN         NY   11214          1            03/28/96         00
    0380458142                           05           05/01/96          0
    13203801                             O            04/01/26
    0


    1502699          074/728             F          214,500.00         ZZ
                                         360        214,382.83          1
    65 REED STREET                     9.000          1,725.92         65
                                       8.750          1,725.92      330,000.00
    LEXINGTON        MA   02173          5            04/30/96         00
    0380458324                           05           07/01/96          0
    34203087                             O            06/01/26
    0


    1502780          287/287             F          270,000.00         ZZ
                                         360        269,643.76          1
    1019 JACKSON AVENUE                8.100          2,000.02         75
                                       7.850          2,000.02      360,000.00
    RIVER FOREST     IL   60305          5            04/11/96         00
    152743                               05           06/01/96          0
    152743                               O            05/01/26
    0
1




    1502784          287/287             F          300,000.00         ZZ
                                         360        299,367.05          1
    1801 ASBURY AVENUE                 7.800          2,159.62         60
                                       7.550          2,159.62      500,000.00
    EVANSTON         IL   60201          2            03/05/96         00
    8647885                              05           05/01/96          0
    8647885                              O            04/01/26
    0


    1502827          420/728             F          350,000.00         ZZ
                                         360        350,000.00          1
    36933 MONTECITO DRIVE              9.000          2,816.18         78
                                       8.750          2,816.18      450,000.00
    FREMONT          CA   94536          1            06/06/96         00
    0380472028                           05           08/01/96          0
    334144                               O            07/01/26
    0


    1502828          893/728             F          294,000.00         ZZ
                                         360        294,000.00          1
    1340 AMERICAN WAY                  8.625          2,286.70         75
                                       8.375          2,286.70      394,000.00
    MENLO PARK       CA   94025          1            06/13/96         00
    0380473554                           05           08/01/96          0
    1502828                              O            07/01/26
    0


    1502835          964/728             F          154,000.00         ZZ
                                         360        154,000.00          1
    64 VALLEJO WAY                     8.750          1,211.52         50
                                       8.500          1,211.52      310,000.00
    SAN RAFAEL       CA   94903          2            06/21/96         00
    0380482951                           05           08/01/96          0
    18662                                O            07/01/26
    0


    1502874          664/728             F          339,000.00         ZZ
                                         360        338,824.25          1
    1071 COURTLAND PLACE               9.250          2,788.87         80
                                       9.000          2,788.87      423,827.00
    AURORA           IL   60504          1            05/15/96         00
    0380460353                           03           07/01/96          0
    2188332                              O            06/01/26
    0


    1502903          814/728             F          248,800.00         ZZ
                                         360        248,664.09          1
1


    3357 LEIGH AVENUE                  9.000          2,001.91         80
                                       8.750          2,001.91      311,000.00
    SAN JOSE         CA   95124          1            05/13/96         00
    0380455072                           05           07/01/96          0
    809604260                            O            06/01/26
    0


    1502911          731/728             F          261,600.00         ZZ
                                         360        261,457.11          1
    1029 ROSEDALE ROAD                 9.000          2,104.89         80
                                       8.750          2,104.89      327,000.00
    ATLANTA          GA   30306          2            05/16/96         00
    0380455619                           05           07/01/96          0
    3140962013                           O            06/01/26
    0


    1502987          559/728             F          240,000.00         ZZ
                                         360        240,000.00          1
    228 WOOD STREET                    8.750          1,888.08         80
                                       8.500          1,888.08      300,000.00
    PACIFIC GROVE    CA   93950          1            06/11/96         00
    0380473364                           05           08/01/96          0
    5333331                              O            07/01/26
    0


    1502997          B93/728             F          234,400.00         ZZ
                                         360        234,400.00          1
    38241 NORTH 3RD STREET             8.500          1,802.34         90
                                       8.250          1,802.34      260,467.00
    PHOENIX          AZ   85027          1            06/05/96         01
    0380469024                           05           08/01/96         25
    1000022876                           O            07/01/26
    0


    1502999          526/728             F          405,000.00         ZZ
                                         360        404,507.56          1
    1038 SOUTH 1200 EAST               8.500          3,114.10         75
                                       8.250          3,114.10      540,000.00
    SALT LAKE CITY   UT   84105          5            04/08/96         00
    0380481623                           05           06/01/96          0
    115775                               O            05/01/26
    0


    1503007          526/728             F          500,000.00         ZZ
                                         360        499,506.16          1
    1 SHADOWSTONE LANE                 9.500          4,204.28         80
                                       9.250          4,204.28      630,000.00
    LAWRENCEVILLE    NJ   08648          1            04/16/96         00
    0380466871                           05           06/01/96          0
1


    111656                               O            05/01/26
    0


    1503008          559/728             F          500,000.00         ZZ
                                         360        500,000.00          1
    633 VARESE COURT                   8.500          3,844.57         69
                                       8.250          3,844.57      735,000.00
    PLEASANTON       CA   94566          1            06/03/96         00
    0380469859                           03           08/01/96          0
    5333273                              O            07/01/26
    0


    1503064          601/728             F          260,000.00         ZZ
                                         360        259,846.49          1
    4754 BOULEAU RD                    8.625          2,022.26         77
                                       8.375          2,022.26      340,000.00
    WHITE BEAR LAKE  MN   55110          1            05/17/96         00
    0380475450                           05           07/01/96          0
    891533                               O            06/01/26
    0


    1503083          936/728             F          322,400.00         ZZ
                                         360        322,007.99          1
    1485 BROOKMILL ROAD                8.500          2,478.98         80
                                       8.250          2,478.98      403,000.00
    LOS ALTOS        CA   94024          1            04/23/96         00
    0380475195                           05           06/01/96          0
    6051858                              O            05/01/26
    0


    1503092          976/728             F          258,750.00         ZZ
                                         360        258,451.17          1
    18808 STEFANI AVENUE               8.750          2,035.59         90
                                       8.500          2,035.59      287,500.00
    CERRITOS         CA   90703          1            04/24/96         10
    0380487455                           05           06/01/96         25
    836183                               O            05/01/26
    0


    1503258          696/728             F          599,200.00         ZZ
                                         360        598,846.23          1
    5116 LOWELL LANE NW                8.625          4,660.52         80
                                       8.375          4,660.52      749,000.00
    WASHINGTON       DC   20016          1            05/23/96         00
    0380463910                           05           07/01/96          0
    3184244                              O            06/01/26
    0


1


    1503267          E22/728             F           50,000.00         ZZ
                                         360         49,968.92          1
    1749 WEST 59TH STREET UNIT #13     8.375            380.04         70
                                       8.125            380.04       72,000.00
    HIALEAH          FL   33012          2            05/16/96         00
    0410119796                           01           07/01/96          0
    410119796                            O            06/01/26
    0


    1503336          765/728             F          235,000.00         ZZ
                                         360        234,868.25          1
    6127 ASHTON PLACE                  8.875          1,869.77         95
                                       8.625          1,869.77      247,420.00
    RANCHO CUCAMONG  CA   91739          1            05/13/96         11
    0380455833                           05           07/01/96         30
    314753                               O            06/01/26
    0


    1503347          626/728             F          262,500.00         ZZ
                                         360        262,196.84          1
    11177 SHADOW COURT                 8.750          2,065.09         75
                                       8.500          2,065.09      350,000.00
    AUBURN           CA   95602          1            04/25/96         00
    0380460528                           03           06/01/96          0
    6611479                              O            05/01/26
    0


    1503348          626/728             F          293,444.00         ZZ
                                         360        293,283.71          1
    11452 HUNTINGTON VILLAGE LANE      9.000          2,361.12         80
                                       8.750          2,361.12      366,805.00
    GOLD RIVER       CA   95670          1            05/16/96         00
    0380456732                           03           07/01/96          0
    6601652                              O            06/01/26
    0


    1503354          976/728             F          231,500.00         ZZ
                                         360        231,370.22          1
    4259 BABCOCK AVENUE                8.875          1,841.92         90
                                       8.625          1,841.92      257,250.00
    LOS ANGELES      CA   91604          1            05/17/96         04
    0380460049                           05           07/01/96         25
    836354                               O            06/01/26
    0


    1503359          976/728             F          240,000.00         BB
                                         360        239,865.45          1
    2106 MIRAGE PLACE                  8.875          1,909.55         89
                                       8.625          1,909.55      270,000.00
1


    EL CAJON         CA   92019          2            05/16/96         04
    0380463712                           05           07/01/96         25
    874304                               O            06/01/26
    0


    1503403          776/728             F          258,000.00         ZZ
                                         360        258,000.00          1
    18173 MOUNTAIN VIEW COURT          8.625          2,006.70         78
                                       8.375          2,006.70      334,000.00
    LOS GATOS        CA   95030          2            06/07/96         00
    0380480708                           05           08/01/96          0
    6232027                              O            07/01/26
    0


    1503405          461/728             F          228,500.00         ZZ
                                         360        228,500.00          1
    12335 CARNABY STREET               8.625          1,777.25         75
                                       8.375          1,777.25      305,000.00
    CERRITOS         CA   90703          5            06/10/96         00
    0380477514                           05           08/01/96          0
    21018130                             O            07/01/26
    0


    1503407          976/728             F          340,000.00         ZZ
                                         360        340,000.00          1
    5335 QUAKERTOWN AVENUE             9.000          2,735.72         80
                                       8.750          2,735.72      430,000.00
    WOODLAND HILLS   CA   91364          1            06/17/96         00
    0380482340                           05           08/01/96          0
    144825838                            O            07/01/26
    0


    1503417          E30/728             F          225,000.00         ZZ
                                         360        225,000.00          1
    3605 ANGELUS AVENUE                9.000          1,810.40         89
                                       8.750          1,810.40      255,000.00
    GLENDALE         CA   91208          1            06/07/96         11
    0380477522                           05           08/01/96         25
    12556                                O            07/01/26
    0


    1503543          668/728             F          141,200.00         ZZ
                                         360        141,126.80          1
    4500 WOODSIDE WAY                  9.250          1,161.62         84
                                       9.000          1,161.62      170,000.00
    SHINGLE SPRINGS  CA   95682          2            05/07/96         04
    0380455197                           03           07/01/96         12
    6723100                              O            06/01/26
    0
1




    1503605          736/728             F          337,500.00         ZZ
                                         360        337,300.74          1
    1105 PARK LAKE COURT               8.625          2,625.04         90
                                       8.375          2,625.04      375,000.00
    NEWCASTLE        CA   95658          2            05/21/96         21
    0380476185                           05           07/01/96         20
    471347                               O            06/01/26
    0


    1503621          462/728             F          234,000.00         ZZ
                                         360        234,000.00          1
    8714 COLIMA ROAD                   8.750          1,840.88         90
                                       8.500          1,840.88      260,000.00
    WHITTIER         CA   90605          1            06/13/96         10
    0380478231                           05           08/01/96         25
    4477840                              O            07/01/26
    0


    1503633          725/728             F          500,000.00         ZZ
                                         360        499,697.10          1
    708 VIA BANDINI                    8.500          3,844.57         80
                                       8.250          3,844.57      625,000.00
    PALOS VERDES ES  CA   90274          1            05/09/96         00
    0380454646                           05           07/01/96          0
    191027276                            O            06/01/26
    0


    1503634          731/728             F          316,000.00         ZZ
                                         360        315,822.84          1
    207 PROSPECT AVENUE                8.875          2,514.24         80
                                       8.625          2,514.24      395,000.00
    LONG BEACH       CA   90803          2            05/20/96         00
    0380457011                           05           07/01/96          0
    411510549                            O            06/01/26
    0


    1503635          927/728             F          270,750.00         ZZ
                                         360        270,590.15          1
    3724 BARRELWOOD DRIVE              8.625          2,105.87         95
                                       8.375          2,105.87      285,000.00
    LAS VEGAS        NV   89117          1            05/16/96         04
    0380473760                           05           07/01/96         30
    261321                               O            06/01/26
    0


    1503642          624/728             F          480,000.00         ZZ
                                         360        479,701.65          1
1


    1533 KAMOLE STREET                 8.375          3,648.35         80
                                       8.125          3,648.35      600,000.00
    HONOLULU         HI   96821          1            05/14/96         00
    0380464538                           05           07/01/96          0
    70004960016                          O            06/01/26
    0


    1503665          976/728             F          300,000.00         ZZ
                                         360        299,803.75          1
    1854 NUEVA VISTA DRIVE             8.125          2,227.50         69
                                       7.875          2,227.50      435,000.00
    LA HABRA HEIGHT  CA   90631          1            05/16/96         00
    0380464595                           05           07/01/96          0
    840882                               O            06/01/26
    0


    1503669          956/728             F          184,000.00         ZZ
                                         360        183,891.37          1
    2841 IVY ESTATES COURT             8.625          1,431.13         80
                                       8.375          1,431.13      230,000.00
    SAN JOSE         CA   95135          1            05/10/96         00
    0380468752                           05           07/01/96          0
    605016                               O            06/01/26
    0


    1503673          765/728             F          265,250.00         ZZ
                                         360        265,093.39          1
    6143 ASHTON PLACE                  8.625          2,063.09         95
                                       8.375          2,063.09      279,232.00
    RANCHO CUCAMONG  CA   91739          1            05/22/96         11
    0380468729                           05           07/01/96         30
    314789                               O            06/01/26
    0


    1503712          E22/728             F          253,000.00         ZZ
                                         360        252,861.80          1
    4110 EAST ARCADIAN DRIVE           9.000          2,035.70         80
                                       8.750          2,035.70      318,000.00
    CASTRO VALLEY    CA   94546          2            05/16/96         00
    0410148308                           05           07/01/96          0
    410148308                            O            06/01/26
    0


    1503731          439/728             F          322,000.00         ZZ
                                         360        321,557.57          1
    2924 CALLE GUADALAJARA             7.900          2,340.32         69
                                       7.650          2,340.32      472,000.00
    SAN CLEMENTE     CA   92673          1            04/12/96         00
    0380466541                           05           06/01/96          0
1


    1845749                              O            05/01/26
    0


    1503738          439/728             F          345,000.00         ZZ
                                         360        344,811.55          1
    1504 CEDAR PLACE                   9.000          2,775.95         57
                                       8.750          2,775.95      615,000.00
    LOS ALTOS        CA   94024          5            05/09/96         00
    0380466574                           05           07/01/96          0
    1849973                              O            06/01/26
    0


    1503740          439/728             F          227,200.00         ZZ
                                         360        227,047.55          1
    22801 ERIEL AVENUE                 8.000          1,667.12         80
                                       7.750          1,667.12      284,000.00
    TORRANCE         CA   90505          1            05/03/96         00
    0380466608                           05           07/01/96          0
    1850491                              O            06/01/26
    0


    1503742          439/728             F          334,000.00         ZZ
                                         360        333,803.81          1
    7701 AVENIDA VALEDOR               8.650          2,603.77         73
                                       8.400          2,603.77      460,000.00
    BAKERSFIELD      CA   93309          1            04/26/96         00
    0380466657                           05           07/01/96          0
    1851046                              O            06/01/26
    0


    1503752          439/728             F          309,600.00         ZZ
                                         360        309,410.50          1
    3720 EDDINGHAM AVENUE              8.450          2,369.60         90
                                       8.200          2,369.60      344,000.00
    CALABASAS        CA   91302          1            05/03/96         10
    0380466715                           05           07/01/96         25
    1854028                              O            06/01/26
    0


    1503765          439/728             F           43,100.00         ZZ
                                         360         43,076.20          1
    2501 ISLAND DRIVE                  8.950            345.25         75
                                       8.700            345.25       57,500.00
    MIRAMAR          FL   33023          1            05/24/96         00
    0380456286                           05           07/01/96          0
    1856997                              O            06/01/26
    0


1


    1503768          439/728             F           75,000.00         ZZ
                                         360         74,959.46          1
    126 BEVERLY DRIVE                  9.050            606.17         75
                                       8.800            606.17      100,000.00
    OREGON CITY      OR   97045          1            05/17/96         00
    0380456518                           05           07/01/96          0
    1858306                              O            06/01/26
    0


    1503905          B73/728             F          227,000.00         ZZ
                                         360        226,882.32          1
    2 CAMELOT COURT                    9.250          1,867.47         95
                                       9.000          1,867.47      239,500.00
    MIDDLETOWN       NJ   07701          1            05/20/96         14
    0380454133                           05           07/01/96         30
    7675622                              O            06/01/26
    0


    1503984          074/728             F          100,000.00         T
                                         360         99,903.80          1
    213 NORGROVE AVENUE                9.625            849.99         63
                                       9.375            849.99      160,000.00
    ELBERON          NJ   07740          1            04/30/96         00
    0380453960                           05           06/01/96          0
    13200534                             O            05/01/26
    0


    1503996          074/728             F           84,000.00         ZZ
                                         360         83,956.45          1
    2601 EAST VISTA DRIVE              9.250            691.05         75
                                       9.000            691.05      112,000.00
    PHOENIX          AZ   85032          1            05/20/96         00
    0380454083                           05           07/01/96          0
    34254064                             O            06/01/26
    0


    1503998          074/728             F          152,000.00         ZZ
                                         360        151,921.20          1
    2018-32 WALNUT STREET UNIT 18L     9.250          1,250.47         95
                                       9.000          1,250.47      160,000.00
    PHILADELPHIA     PA   19103          1            05/21/96         14
    0380454109                           06           07/01/96         30
    34327789                             O            06/01/26
    0


    1504031          B74/728             F          113,050.00         ZZ
                                         360        112,989.84          1
    746 SOUTH YNEZ AVENUE              9.125            919.81         69
                                       8.875            919.81      164,000.00
1


    MONTERREY PARK   CA   91754          1            05/21/96         00
    0380456211                           05           07/01/96          0
    961470                               O            06/01/26
    0


    1504036          731/728             F          184,000.00         ZZ
                                         360        183,896.84          1
    28767 GREENWOOD PLACE              8.875          1,463.99         80
                                       8.625          1,463.99      230,000.00
    CASTAIC AREA     CA   91384          1            05/17/96         00
    0380457805                           05           07/01/96          0
    411911723                            O            06/01/26
    0


    1504218          171/728             F          345,000.00         ZZ
                                         360        345,000.00          1
    3423 ALANA DRIVE                   8.625          2,683.38         75
    SHERMAN OAKS AREA                  8.375          2,683.38      460,000.00
    LOS ANGELES      CA   91403          1            06/20/96         00
    0380480625                           05           08/01/96          0
    67094293                             O            07/01/26
    0


    1504226          457/728             F          238,500.00         ZZ
                                         360        231,276.16          1
    4616 SOUTHSHORE DRIVE              7.750          1,708.65         90
                                       7.500          1,708.65      265,000.00
    METAIRIE         LA   70006          1            04/15/93         04
    0380461542                           05           06/01/93         17
    066503                               O            05/01/23
    0


    1504230          457/728             F          222,000.00         ZZ
                                         240        202,530.31          1
    1313 CHARLESTOWN LANE              7.375          1,771.49         71
                                       7.125          1,771.49      313,000.00
    LAKE CHARLES     LA   70605          2            04/22/94         00
    0380463985                           05           06/01/94          0
    165226                               O            05/01/14
    0


    1504246          559/728             F          650,000.00         ZZ
                                         360        650,000.00          1
    1110 BAY LAUREL DRIVE              8.125          4,826.23         50
                                       7.875          4,826.23    1,300,000.00
    MENLO PARK       CA   94025          1            06/10/96         00
    0380470394                           05           08/01/96          0
    5334206                              O            07/01/26
    0
1




    1504274          457/728             F          217,500.00         ZZ
                                         360        211,632.01          1
    124 WESTFIELD DRIVE                7.875          1,577.03         75
                                       7.625          1,577.03      290,000.00
    LAFAYETTE        LA   70503          1            07/02/93         00
    0380464041                           05           09/01/93          0
    145094                               O            08/01/23
    0


    1504310          457/728             F          280,000.00         ZZ
                                         360        197,163.53          1
    1815 LAKESHORE DRIVE               8.750          2,202.77         78
                                       8.500          2,202.77      360,000.00
    MANDEVILLE       LA   70448          2            12/16/92         00
    0380461682                           05           02/01/93          0
    65692                                O            01/01/23
    0


    1504320          765/728             F          256,000.00         ZZ
                                         360        255,840.88          1
    4731 HALISON STREET                8.375          1,945.79         80
                                       8.125          1,945.79      320,000.00
    TORRANCE         CA   90503          1            05/23/96         00
    0380464488                           05           07/01/96          0
    315000                               O            06/01/26
    0


    1504337          731/728             F          154,400.00         ZZ
                                         360        154,311.16          1
    3542 LA MESA AVENUE                8.750          1,214.67         80
                                       8.500          1,214.67      193,000.00
    SIMI VALLEY      CA   93063          1            05/24/96         00
    0380488164                           05           07/01/96          0
    8000257                              O            06/01/26
    0


    1504342          963/728             F          492,000.00         ZZ
                                         360        492,000.00          1
    1225 ALEGRIANO AVENUE              8.500          3,783.06         80
                                       8.250          3,783.06      615,000.00
    CORAL GABLES     FL   33146          1            06/27/96         00
    0380482787                           05           08/01/96          0
    960192                               O            07/01/26
    0


    1504355          685/728             F          316,000.00         ZZ
                                         360        315,822.84          1
1


    16 TICONDEROGA                     8.875          2,514.24         80
                                       8.625          2,514.24      395,000.00
    IRVINE           CA   92720          1            05/30/96         00
    0380459173                           05           07/01/96          0
    104581                               O            06/01/26
    0


    1504358          664/728             F          285,000.00         ZZ
                                         360        284,822.85          1
    304 NEWGATE COURT                  8.375          2,166.21         72
                                       8.125          2,166.21      400,000.00
    DANVILLE         CA   94506          1            05/24/96         00
    0380471582                           03           07/01/96          0
    2152445                              O            06/01/26
    0


    1504363          171/728             F          156,750.00         ZZ
                                         360        156,662.12          1
    2357 GROVE VIEW ROAD               8.875          1,247.18         95
                                       8.625          1,247.18      165,000.00
    SAN DIEGO        CA   92139          2            05/13/96         14
    0380468802                           05           07/01/96         30
    28061043                             O            06/01/26
    0


    1504364          171/728             F          257,700.00         ZZ
                                         360        257,562.86          1
    1509 ZACHARY COURT                 9.125          2,096.73         95
                                       8.875          2,096.73      272,000.00
    BREA             CA   92621          1            05/10/96         04
    0380459678                           03           07/01/96         30
    04077075                             O            06/01/26
    0


    1504490          976/728             F          212,000.00         ZZ
                                         360        212,000.00          1
    13406 INDIAN CREEK                 8.625          1,648.92         80
                                       8.375          1,648.92      265,000.00
    HOUSTON          TX   77079          1            06/14/96         00
    0380483520                           03           08/01/96          0
    880823                               O            07/01/26
    0


    1504494          624/728             F          247,000.00         ZZ
                                         360        247,000.00          1
    690 HERITAGE LANE                  8.875          1,965.24         95
                                       8.625          1,965.24      260,000.00
    ARROYO GRANDE    CA   93420          1            06/14/96         11
    0380475161                           05           08/01/96         30
1


    72002760246                          O            07/01/26
    0


    1504497          893/728             F          208,000.00         ZZ
                                         360        208,000.00          1
    4379 WHITTLE AVENUE                8.875          1,654.94         80
                                       8.625          1,654.94      260,000.00
    OAKLAND          CA   94602          2            06/06/96         00
    0380465022                           05           08/01/96          0
    60696                                O            07/01/26
    0


    1504500          559/728             F          229,000.00         ZZ
                                         360        229,000.00          1
    25370 IRVING LANE                  8.875          1,822.03         90
                                       8.625          1,822.03      254,900.00
    STEVENSON RANCH  CA   91381          1            06/12/96         10
    0380472168                           03           08/01/96         25
    5325451                              O            07/01/26
    0


    1504503          976/728             F          268,000.00         ZZ
                                         360        268,000.00          1
    454 LAMONT WAY                     8.750          2,108.36         80
                                       8.500          2,108.36      335,000.00
    DANVILLE         CA   94526          1            06/14/96         00
    0380481169                           05           08/01/96          0
    923378708                            O            07/01/26
    0


    1504505          E85/728             F          500,000.00         ZZ
                                         360        500,000.00          1
    1243 HUDSON AVENUE                 8.625          3,888.95         77
                                       8.375          3,888.95      650,000.00
    ST. HELENA       CA   94574          2            06/07/96         00
    0380478124                           05           08/01/96          0
    9600074                              O            07/01/26
    0


    1504533          363/728             F          400,000.00         ZZ
                                         360        399,787.14          1
    4272 OLMSTED RD                    9.125          3,254.53         40
                                       8.875          3,254.53    1,000,000.00
    NEW ALBANY       OH   43054          2            05/22/96         00
    0380456153                           05           07/01/96          0
    8114005955                           O            06/01/26
    0


1


    1504538          018/728             F          279,650.00         ZZ
                                         360        278,790.83          1
    605 WARD CIRCLE                    8.500          2,150.27         80
                                       8.250          2,150.27      349,613.00
    OLD HICKORY      TN   37138          1            08/04/95         00
    0380466947                           03           03/01/96          0
    222774198                            O            02/01/26
    0


    1504548          105/728             F          315,000.00         ZZ
                                         360        314,823.41          1
    7333 GOOSE CREEK ROAD              8.875          2,506.28         67
                                       8.625          2,506.28      475,000.00
    MARSHALL         VA   22115          2            05/20/96         00
    0380455841                           05           07/01/96          0
    0737023                              O            06/01/26
    0


    1504577          171/728             F          220,230.00         ZZ
                                         360        220,093.11          1
    6989 SOUTHWEST TIERRA DEL MAR      8.375          1,673.91         90
    DRIVE                              8.125          1,673.91      244,700.00
    BEAVERTON        OR   97007          1            05/21/96         10
    0380488172                           05           07/01/96         25
    37092229                             O            06/01/26
    0


    1504579          171/728             F          242,950.00         ZZ
                                         360        242,820.71          1
    1500 ZACHARY COURT                 9.125          1,976.72         95
                                       8.875          1,976.72      255,749.00
    BREA             CA   92621          1            05/23/96         04
    0380466111                           03           07/01/96         30
    04076941                             O            06/01/26
    0


    1504580          976/728             F          217,000.00         ZZ
                                         360        216,861.63          1
    349 FRIETHORN DRIVE                8.250          1,630.25         90
                                       8.000          1,630.25      243,500.00
    ROHNERT PARK     CA   94928          1            05/24/96         04
    0380468976                           05           07/01/96         25
    082408                               O            06/01/26
    0


    1504585          171/728             F          250,000.00         ZZ
                                         360        249,844.61          1
    13645 S.W. BELL ROAD               8.375          1,900.18         42
                                       8.125          1,900.18      600,000.00
1


    SHERWOOD         OR   97140          5            05/15/96         00
    0380464181                           05           07/01/96          0
    37092146                             O            06/01/26
    0


    1504592          731/728             F          240,000.00         ZZ
                                         360        239,861.92          1
    947 STATLER STREET                 8.750          1,888.08         80
    SAN PEDRO AREA                     8.500          1,888.08      300,000.00
    (CITY OF LOS AN  CA   90731          2            05/23/96         00
    0380467036                           05           07/01/96          0
    411510543                            O            06/01/26
    0


    1504595          776/728             F          204,800.00         ZZ
                                         360        204,563.48          1
    5025 PASEO MONTELENA               8.750          1,611.16         80
                                       8.500          1,611.16      256,000.00
    CAMARILLO        CA   93012          1            04/23/96         00
    0380466764                           05           06/01/96          0
    2130959                              O            05/01/26
    0


    1504598          776/728             F          265,000.00         ZZ
                                         360        264,847.53          1
    365 CARLTON ROAD                   8.750          2,084.76         69
                                       8.500          2,084.76      385,000.00
    WATSONVILLE      CA   95076          1            05/09/96         00
    0380466798                           05           07/01/96          0
    6232080                              O            06/01/26
    0


    1504599          356/728             F          272,000.00         ZZ
                                         360        271,851.42          1
    4825 WHITFIELD AVENUE              9.000          2,188.58         75
                                       8.750          2,188.58      365,000.00
    FREMONT          CA   94536          5            05/09/96         00
    0380456559                           05           07/01/96          0
    2366045                              O            06/01/26
    0


    1504600          356/728             F          303,600.00         ZZ
                                         360        303,416.07          1
    7388 LAS PALMAS WAY                8.500          2,334.43         80
                                       8.250          2,334.43      379,500.00
    DUBLIN           CA   94568          2            05/08/96         00
    0380456666                           05           07/01/96          0
    2366086                              O            06/01/26
    0
1




    1504601          461/728             F          150,000.00         ZZ
                                         360        149,911.44          1
    1446 BRIARCROFT ROAD               8.625          1,166.69         75
                                       8.375          1,166.69      200,000.00
    CLAREMONT        CA   91711          2            05/17/96         00
    0380463639                           05           07/01/96          0
    21007265                             O            06/01/26
    0


    1504603          559/728             F          372,000.00         ZZ
                                         360        371,768.78          1
    1269 UPLANDS DRIVE                 8.375          2,827.47         80
                                       8.125          2,827.47      465,000.00
    EL DORADO HILLS  CA   95762          2            05/22/96         00
    0380463365                           05           07/01/96          0
    0448191                              O            06/01/26
    0


    1504604          559/728             F          270,000.00         ZZ
                                         360        269,848.62          1
    7655 MARINA COVE DRIVE             8.875          2,148.25         72
                                       8.625          2,148.25      380,000.00
    SACRAMENTO       CA   95831          2            05/22/96         00
    0380456989                           03           07/01/96          0
    0488965                              O            06/01/26
    0


    1504606          559/728             F          100,000.00         ZZ
                                         360         99,940.96          2
    14285 STAR DRIVE                   8.625            777.79         67
                                       8.375            777.79      150,000.00
    GRASS VALLEY     CA   95945          1            05/23/96         00
    0380464868                           05           07/01/96          0
    5328042                              O            06/01/26
    0


    1504612          624/728             F          246,600.00         ZZ
                                         360        246,454.41          1
    252 JAMES WAY                      8.625          1,918.03         90
                                       8.375          1,918.03      274,000.00
    ARROYO GRANDE    CA   93420          1            05/21/96         14
    0380463969                           05           07/01/96         25
    72002760196                          O            06/01/26
    0


    1504644          686/728             F           32,600.00         ZZ
                                         360         32,580.75          1
1


    9410 POINCIANA PLACE # 401         8.625            253.56         75
                                       8.375            253.56       43,500.00
    FT LAUDERDALE    FL   33324          1            05/24/96         00
    0380465147                           01           07/01/96          0
    30817460058                          O            06/01/26
    0


    1504645          686/728             F          116,200.00         ZZ
                                         360        116,136.52          1
    1820 SW 140TH PLACE                9.000            934.98         75
                                       8.750            934.98      155,000.00
    MIAMI            FL   33175          1            05/16/96         00
    0380465162                           05           07/01/96          0
    30817460587                          O            06/01/26
    0


    1504646          686/728             F           81,000.00         ZZ
                                         360         80,956.89          1
    123 CLOVERFIELD COURT              9.125            659.05         75
                                       8.875            659.05      108,000.00
    HENDERSONVILLE   TN   37075          1            05/24/96         00
    0380464223                           03           07/01/96          0
    30817668452                          O            06/01/26
    0


    1504647          686/728             F           55,300.00         ZZ
                                         360         55,265.45          1
    5577 DEDO CIRCLE                   8.350            419.35         66
                                       8.100            419.35       84,900.00
    NORTH MEMPHIS    TN   38133          1            05/17/96         00
    0380465170                           05           07/01/96          0
    30817219462                          O            06/01/26
    0


    1504648          686/728             F           87,000.00         ZZ
                                         360         86,952.47          1
    1487 BRANDYWINE AVENUE             9.000            700.03         53
                                       8.750            700.03      165,000.00
    CHULA VISTA      CA   91911          5            05/10/96         00
    0380465188                           05           07/01/96          0
    30817251275                          O            06/01/26
    0


    1504650          686/728             F          130,000.00         ZZ
                                         360        129,925.20          1
    5520 SOUTH CORKERY ROAD            8.750          1,022.72         60
                                       8.500          1,022.72      220,000.00
    SPOKANE          WA   99223          5            05/09/96         00
    0380465279                           05           07/01/96          0
1


    30817466477                          O            06/01/26
    0


    1504652          686/728             F          364,000.00         ZZ
                                         360        363,749.49          1
    701 BRUSHTOWN ROAD                 7.875          2,639.26         39
                                       7.625          2,639.26      950,000.00
    GWYNEDD VALLEY   PA   19437          2            05/13/96         00
    0380464231                           05           07/01/96          0
    30817508732                          O            06/01/26
    0


    1504653          686/728             F           58,850.00         ZZ
                                         360         58,820.28          1
    307 MYRTLE AVENUE                  9.375            489.49         75
                                       9.125            489.49       78,500.00
    WAXAHACHIE       TX   75165          1            05/20/96         00
    0380465295                           05           07/01/96          0
    30817665359                          O            06/01/26
    0


    1504655          686/728             F           70,000.00         ZZ
                                         360         69,960.75          1
    9113 EVERGREEN DRIVE               8.875            556.96         38
                                       8.625            556.96      188,000.00
    PARMA            OH   44129          5            05/16/96         00
    0380465337                           05           07/01/96          0
    30817403587                          O            06/01/26
    0


    1504657          686/728             F          247,500.00         ZZ
                                         360        247,361.24          1
    7455 SW 93RD AVENUE                8.875          1,969.23         75
                                       8.625          1,969.23      330,000.00
    MIAMI            FL   33173          1            05/20/96         00
    0380465360                           05           07/01/96          0
    30817462062                          O            06/01/26
    0


    1504658          686/728             F          238,800.00         ZZ
                                         360        238,656.81          1
    1150 ISLAND VIEW LANE              8.550          1,844.64         80
                                       8.300          1,844.64      298,500.00
    ENCINITAS        CA   92024          1            05/15/96         00
    0380465378                           05           07/01/96          0
    30817565435                          O            06/01/26
    0


1


    1504659          686/728             F           82,500.00         ZZ
                                         360         82,454.93          1
    LOT 16 MALIN DRIVE                 9.000            663.82         70
                                       8.750            663.82      118,000.00
    KODAK            TN   37764          2            05/20/96         00
    0380465428                           05           07/01/96          0
    30817667850                          O            06/01/26
    0


    1504660          686/728             F          101,100.00         ZZ
                                         360        101,043.32          1
    2243 OAK GROVE CIRCLE              8.875            804.40         75
                                       8.625            804.40      134,900.00
    VALDOSTA         GA   31602          1            05/22/96         00
    0380465436                           05           07/01/96          0
    30817461221                          O            06/01/26
    0


    1504661          686/728             F          239,900.00         ZZ
                                         360        239,747.02          1
    28 PHEASANT LANE                   8.250          1,802.29         88
                                       8.000          1,802.29      275,000.00
    ALISO VIEJO      CA   92656          2            05/16/96         01
    0380464264                           03           07/01/96         25
    30817526460                          O            06/01/26
    0


    1504662          686/728             F           50,850.00         ZZ
                                         360         50,818.87          1
    13234 N CEDAR DRIVE                8.450            389.20         75
                                       8.200            389.20       67,850.00
    SUN CITY         AZ   85351          1            05/21/96         00
    0380465444                           09           07/01/96          0
    30817577281                          O            06/01/26
    0


    1504663          686/728             F          160,500.00         ZZ
                                         360        160,414.58          1
    7301 AMANDA DRIVE                  9.125          1,305.89         75
                                       8.875          1,305.89      214,000.00
    VAN BUREN TWP    MI   48111          2            05/15/96         00
    0380465873                           05           07/01/96          0
    30817402928                          O            06/01/26
    0


    1504664          686/728             F          156,000.00         ZZ
                                         360        155,912.54          1
    11270 ISLAND LAKES LANE            8.875          1,241.21         75
                                       8.625          1,241.21      208,050.00
1


    BOCA RATON       FL   33498          1            05/23/96         00
    0380464785                           03           07/01/96          0
    30817462120                          O            06/01/26
    0


    1504665          686/728             F          129,000.00         ZZ
                                         360        128,922.65          1
    21 VAIL ROAD                       8.550            996.48         75
                                       8.300            996.48      172,000.00
    BETHEL           CT   06801          1            05/23/96         00
    0380464280                           05           07/01/96          0
    30817493935                          O            06/01/26
    0


    1504666          686/728             F           63,000.00         ZZ
                                         360         62,964.50          1
    8355 BOCA RIO DRIVE                8.850            500.13         75
                                       8.600            500.13       85,000.00
    BOCA RATON       FL   33433          1            05/24/96         00
    0380465451                           09           07/01/96          0
    30817323694                          O            06/01/26
    0


    1504667          686/728             F           85,000.00         ZZ
                                         360         84,954.76          1
    9588 CHERRY BLOSSOM TERR           9.125            691.59         65
                                       8.875            691.59      132,500.00
    BOYNTON BEACH    FL   33437          1            05/23/96         00
    0380465469                           03           07/01/96          0
    30817380520                          O            06/01/26
    0


    1504668          686/728             F           55,000.00         ZZ
                                         360         54,964.02          1
    650 SE CHESTER AVENUE              8.125            408.38         59
                                       7.875            408.38       94,000.00
    CORVALLIS        OR   97333          5            05/13/96         00
    0380464447                           05           07/01/96          0
    30817617178                          O            06/01/26
    0


    1504671          686/728             F           95,500.00         ZZ
                                         360         95,434.61          1
    88-59 192ND STREET                 7.900            694.10         33
                                       7.650            694.10      295,000.00
    HOLLIS           NY   11423          2            05/21/96         00
    0380465030                           05           07/01/96          0
    30817393333                          O            06/01/26
    0
1




    1504672          686/728             F           50,000.00         ZZ
                                         360         49,969.71          1
    501 TRAVERSE DRIVE                 8.500            384.46         28
                                       8.250            384.46      185,000.00
    COSTA MESA       CA   92626          5            05/20/96         00
    0380465048                           05           07/01/96          0
    30817526247                          O            06/01/26
    0


    1504673          686/728             F           87,000.00         ZZ
                                         360         86,942.51          1
    1046 NORTH HIGH STREET             8.075            642.93         65
    A/K/A LOT #272                     7.825            642.93      135,000.00
    EAST HAVEN       CT   06512          1            05/24/96         00
    0380464751                           05           07/01/96          0
    30817599228                          O            06/01/26
    0


    1504674          686/728             F          300,000.00         ZZ
                                         360        299,818.25          1
    580 WEST CATALINA ROAD             8.500          2,306.75         60
                                       8.250          2,306.75      500,000.00
    FULLERTON        CA   92635          1            05/14/96         00
    0380465055                           05           07/01/96          0
    30817620404                          O            06/01/26
    0


    1504680          686/728             F          110,000.00         ZZ
                                         360        109,935.06          1
    4749 HASTINGS PLACE                8.625            855.57         45
                                       8.375            855.57      245,000.00
    LAKE OSWEGO      OR   97035          5            05/20/96         00
    0380464843                           03           07/01/96          0
    30817693542                          O            06/01/26
    0


    1504681          686/728             F          353,000.00         ZZ
                                         360        352,802.10          1
    1045 ASH STREET                    8.875          2,808.63         57
                                       8.625          2,808.63      620,000.00
    WINNETKA         IL   60093          5            05/23/96         00
    0380464850                           05           07/01/96          0
    30817697154                          O            06/01/26
    0


    1504682          686/728             F           44,200.00         ZZ
                                         360         44,172.66          1
1


    1000 NW 143RD STREET               8.400            336.74         75
                                       8.150            336.74       59,000.00
    MIAMI            FL   33168          1            05/30/96         00
    0380464991                           05           07/01/96          0
    30817276199                          O            06/01/26
    0


    1504683          686/728             F           25,000.00         ZZ
                                         360         24,984.85          1
    3281 NW 18TH TERRACE               8.500            192.23         29
                                       8.250            192.23       88,000.00
    MIAMI            FL   33125          5            05/24/96         00
    0380464504                           05           07/01/96          0
    30817449002                          O            06/01/26
    0


    1504684          686/728             F           86,250.00         ZZ
                                         360         86,195.00          1
    2111 A WOODBOX LANE                8.250            647.97         75
                                       8.000            647.97      115,000.00
    BALTIMORE        MD   21209          2            05/24/96         00
    0380464983                           01           07/01/96          0
    30817595184                          O            06/01/26
    0


    1504685          686/728             F          233,700.00         ZZ
                                         360        233,572.34          1
    2206 ALBANS                        9.000          1,880.41         67
                                       8.750          1,880.41      350,000.00
    HOUSTON          TX   77005          2            05/24/96         00
    0380464520                           05           07/01/96          0
    30817665177                          O            06/01/26
    0


    1504686          686/728             F           71,250.00         ZZ
                                         360         71,209.00          1
    4510 DRUID LANE #212               8.750            560.53         75
                                       8.500            560.53       95,060.00
    DALLAS           TX   75205          1            05/30/96         00
    0380464652                           01           07/01/96          0
    30817666050                          O            06/01/26
    0


    1504687          686/728             F          107,500.00         ZZ
                                         360        107,427.87          1
    4225 NORTH MYERS RD                8.000            788.80         68
                                       7.750            788.80      160,000.00
    GENEVA           OH   44041          2            05/24/96         00
    0380464694                           05           07/01/96          0
1


    30817402266                          O            06/01/26
    0


    1504688          686/728             F           57,650.00         ZZ
                                         360         57,618.51          1
    1272 NW STONE STREET               9.000            463.87         75
                                       8.750            463.87       76,900.00
    PALM BAY         FL   32907          1            05/31/96         00
    0380464769                           05           07/01/96          0
    30817457849                          O            06/01/26
    0


    1504689          686/728             F           78,700.00         ZZ
                                         360         78,655.87          1
    4665 OAK HOLLOW DRIVE #6           8.875            626.18         75
                                       8.625            626.18      105,000.00
    SARASOTA         FL   34241          1            05/31/96         00
    0380464744                           01           07/01/96          0
    30817462260                          O            06/01/26
    0


    1504691          686/728             F          115,000.00         ZZ
                                         360        114,928.51          1
    11 MARIE LANE                      8.375            874.09         75
    UPPER OXFORD TOWNSHIP              8.125            874.09      155,000.00
    WEST GROVE       PA   19390          1            05/31/96         00
    0380465881                           05           07/01/96          0
    30817597016                          O            06/01/26
    0


    1504692          686/728             F          367,500.00         ZZ
                                         360        367,288.56          1
    16418 BRONCO LANE                  8.750          2,891.13         75
                                       8.500          2,891.13      490,000.00
    POWAY            CA   92064          1            05/29/96         00
    0380464736                           03           07/01/96          0
    30817676133                          O            06/01/26
    0


    1504742          227/728             F          305,550.00         ZZ
                                         360        305,378.70          1
    66 BRANDYWINE COURT                8.875          2,431.10         90
                                       8.625          2,431.10      340,000.00
    BROWNSBURG       IN   46112          2            05/24/96         10
    0380462987                           05           07/01/96         25
    1653773                              O            06/01/26
    0


1


    1504762          E61/728             F          281,600.00         ZZ
                                         360        281,600.00          1
    5112 WILSHIRE DRIVE                8.750          2,215.35         80
                                       8.500          2,215.35      352,000.00
    SANTA ROSA       CA   95404          1            06/21/96         00
    0380482415                           05           08/01/96          0
    11987                                O            07/01/26
    0


    1504799          A13/728             F          264,000.00         ZZ
                                         360        263,831.66          1
    9274 LUBEC                         8.250          1,983.34         80
                                       8.000          1,983.34      330,000.00
    DOWNEY           CA   90240          1            05/10/96         00
    0380487083                           05           07/01/96          0
    960051411                            O            06/01/26
    0


    1504815          180/728             F          207,200.00         ZZ
                                         360        207,200.00          1
    645 PINNACLE COURT                 9.125          1,685.85         71
                                       8.875          1,685.85      293,000.00
    MESQUITE         NV   89024          1            06/12/96         00
    0380481060                           03           08/01/96          0
    4280749                              O            07/01/26
    0


    1504835          356/728             F          250,000.00         ZZ
                                         360        249,832.25          1
    791 DRY CREEK ROAD                 8.000          1,834.42         54
                                       7.750          1,834.42      470,000.00
    MONTEREY         CA   93940          2            05/13/96         00
    0380456435                           05           07/01/96          0
    2366540                              O            06/01/26
    0


    1504836          943/943             F          156,300.00         ZZ
                                         240        155,765.86          1
    355 WEST 29TH STREET APT 3B        8.000          1,307.36         90
                                       7.750          1,307.36      175,000.00
    NEW YORK         NY   10001          2            04/17/96         10
    6111104383                           12           06/01/96         12
    6111104383                           O            05/01/16
    0


    1504859          776/728             F          636,000.00         ZZ
                                         360        635,643.45          1
    5001 ARUNDEL DRIVE                 8.875          5,060.30         80
    (WOODLAND HILLS AREA)              8.625          5,060.30      795,000.00
1


    LOS ANGELES      CA   91364          2            05/17/96         00
    0380465121                           05           07/01/96          0
    2132722                              O            06/01/26
    0


    1504860          776/728             F          185,600.00         ZZ
                                         360        185,484.64          1
    253 RANDALL DRIVE                  8.375          1,410.69         80
                                       8.125          1,410.69      232,000.00
    FOLSOM           CA   95630          1            05/16/96         00
    0380463654                           05           07/01/96          0
    2330441                              O            06/01/26
    0


    1504869          776/728             F          250,000.00         ZZ
                                         360        249,852.40          1
    5530 BOGEY DRIVE                   8.625          1,944.48         67
                                       8.375          1,944.48      377,000.00
    SOQUEL           CA   95073          5            05/14/96         00
    0380464363                           05           07/01/96          0
    6232086                              O            06/01/26
    0


    1504876          069/728             F          840,000.00         ZZ
                                         360        839,029.90          1
    15916 LAS PLANIDERAS               8.750          6,608.29         60
                                       8.500          6,608.29    1,400,000.00
    RANCHO SANTA FE  CA   92067          5            04/29/96         00
    0380469529                           05           06/01/96          0
    2362097988                           O            05/01/26
    0


    1504884          E38/728             F          104,000.00         ZZ
                                         360        103,947.48          1
    3526 EAST GREEN HILLS DRIVE        9.375            865.02         60
                                       9.125            865.02      175,000.00
    SANDY            UT   84093          1            06/03/96         00
    0380473711                           05           07/01/96          0
    153501                               O            06/01/26
    0


    1504886          B43/728             F          343,500.00         ZZ
                                         360        342,947.42          1
    8046 EAST SADDLEHORN ROAD          9.125          2,794.83         75
                                       8.875          2,794.83      458,000.00
    SCOTTSDALE       AZ   85255          1            03/05/96         00
    0380461096                           05           05/01/96          0
    1479133                              O            04/01/26
    0
1




    1504903          F30/728             F          276,000.00         ZZ
                                         360        275,845.27          1
    5087 SOUTH TAROONA DRIVE           8.875          2,195.98         77
                                       8.625          2,195.98      361,000.00
    SALT LAKE CITY   UT   84117          1            05/31/96         00
    0380470667                           05           07/01/96          0
    9596100409                           O            06/01/26
    0


    1504906          961/728             F          270,000.00         ZZ
                                         360        269,844.66          1
    838 CALLE LA PRIMAVERA             8.750          2,124.09         90
                                       8.500          2,124.09      300,000.00
    GLENDALE         CA   91208          1            05/08/96         12
    0380464157                           03           07/01/96         25
    09108908                             O            06/01/26
    0


    1504908          185/728             F          232,000.00         ZZ
                                         360        231,859.45          1
    2010 GOLDSMITH ROAD                8.500          1,783.88         80
                                       8.250          1,783.88      290,000.00
    HOUSTON          TX   77030          1            05/30/96         00
    0380463597                           05           07/01/96          0
    235644                               O            06/01/26
    0


    1504912          966/728             F          308,000.00         ZZ
                                         360        308,000.00          1
    ROUTE 11, BOX 75D                  7.750          2,206.55         73
                                       7.500          2,206.55      425,000.00
    SANTA FE         NM   87501          2            06/12/96         00
    0380479395                           05           08/01/96          0
    UNKNOWN                              O            07/01/26
    0


    1504944          E22/728             F          154,000.00         ZZ
                                         360        153,909.08          1
    21651 FLAMENCO                     8.625          1,197.80         79
                                       8.375          1,197.80      197,000.00
    MISSION VIEJO    CA   92692          2            05/21/96         00
    0410147359                           03           07/01/96          0
    410147359                            O            06/01/26
    0


    1504945          E22/728             F          220,400.00         ZZ
                                         360        220,276.44          1
1


    602 LOCH CHALET COURT              8.875          1,753.60         80
                                       8.625          1,753.60      275,500.00
    ARLINGTON        TX   76012          1            05/24/96         00
    0410133466                           03           07/01/96          0
    410133466                            O            06/01/26
    0


    1504953          E22/728             F          247,500.00         ZZ
                                         360        247,500.00          1
    3261 SYDNEY WAY                    9.125          2,013.74         75
                                       8.875          2,013.74      331,000.00
    CASTRO VALLEY    CA   94546          1            05/28/96         00
    0410199392                           05           08/01/96          0
    410199392                            O            07/01/26
    0


    1504987          668/728             F          246,050.00         BB
                                         360        245,750.81          1
    7704 CREEKSIDE DRIVE               8.500          1,891.92         95
                                       8.250          1,891.92      259,000.00
    DUBLIN           CA   94568          1            04/26/96         12
    0380472572                           03           06/01/96         30
    6703813                              O            05/01/26
    0


    1504995          911/728             F          250,000.00         ZZ
                                         360        250,000.00          1
    10471 NW 48 STREET                 8.750          1,966.75         74
                                       8.500          1,966.75      342,000.00
    MIAMI            FL   33178          1            06/27/96         00
    0380481094                           03           08/01/96          0
    2951002                              O            07/01/26
    0


    1505034          559/728             F          277,000.00         ZZ
                                         360        277,000.00          1
    1545 CHERRY GLEN WAY               8.250          2,081.01         77
                                       8.000          2,081.01      360,000.00
    SAN JOSE         CA   95125          2            06/19/96         00
    0380478629                           05           08/01/96          0
    5332523                              O            07/01/26
    0


    1505049          E22/728             F          247,500.00         ZZ
                                         360        247,371.69          1
    6287 W REYNOLDS RD                 9.250          2,036.12         75
                                       9.000          2,036.12      330,000.00
    HASLETT/MERIDIA  MI   48840          5            05/24/96         00
    0410140982                           05           07/01/96          0
1


    410140982                            O            06/01/26
    0


    1505081          375/728             F          438,900.00         ZZ
                                         360        438,672.46          1
    6348 LEDGEWOOD DRIVE               9.250          3,610.73         70
                                       9.000          3,610.73      627,000.00
    INDEPENDENCE     OH   44131          4            05/08/96         00
    0380463928                           03           07/01/96          0
    326792                               O            06/01/26
    0


    1505082          731/728             F          247,500.00         ZZ
                                         360        247,361.25          1
    3015 COUNTRY LANE                  8.875          1,969.22         89
                                       8.625          1,969.22      280,000.00
    SIMI VALLEY      CA   93063          2            05/28/96         11
    0380471079                           05           07/01/96         25
    8000233                              O            06/01/26
    0


    1505092          E19/728             F          230,000.00         ZZ
                                         360        229,860.67          1
    2824 EAST ROSEMARY DRIVE           8.500          1,768.50         77
                                       8.250          1,768.50      301,000.00
    WEST COVINA      CA   91791          1            05/26/96         00
    0380472192                           05           07/01/96          0
    9118                                 O            06/01/26
    0


    1505102          624/728             F          380,000.00         ZZ
                                         360        380,000.00          1
    4988 LAREDO PLACE                  8.500          2,921.87         71
                                       8.250          2,921.87      540,000.00
    RANCHO CUCAMONG  CA   91737          5            05/30/96         00
    0380476730                           05           08/01/96          0
    340787860733                         O            07/01/26
    0


    1505106          936/728             F          208,000.00         ZZ
                                         360        207,870.71          1
    2435 CAZAUX PLACE                  8.375          1,580.96         75
                                       8.125          1,580.96      279,250.00
    LOS ANGELES      CA   90067          1            05/17/96         00
    0380466152                           05           07/01/96          0
    6073340                              O            06/01/26
    0


1


    1505107          936/728             F          396,000.00         ZZ
                                         360        395,766.20          1
    7527 WEST 83RD STREET              8.625          3,080.05         90
                                       8.375          3,080.05      440,000.00
    PLAYA DEL RAY    CA   90293          1            05/15/96         10
    0380468612                           05           07/01/96         25
    6070924                              O            06/01/26
    0


    1505109          936/728             F          213,750.00         ZZ
                                         360        213,636.24          1
    840 MAPLE STREET                   9.125          1,739.15         95
                                       8.875          1,739.15      225,000.00
    SOUTH SAN FRANC  CA   94080          1            05/16/96         14
    0380462912                           05           07/01/96         30
    6066484                              O            06/01/26
    0


    1505110          E95/728             F          256,000.00         T
                                         360        255,600.84          1
    0438 WHITE CLOUD DRIVE             8.500          1,968.42         80
                                       8.250          1,968.42      320,000.00
    BRECKENRIDGE     CO   80424          1            05/17/96         00
    0380471517                           07           06/01/96          0
    1123701                              O            05/01/26
    0


    1505111          936/728             F          376,000.00         ZZ
                                         360        375,772.21          1
    662 HAMPDEN PLACE                  8.500          2,891.12         80
                                       8.250          2,891.12      470,000.00
    PACIFIC PALISAD  CA   90272          1            05/07/96         00
    0380466095                           05           07/01/96          0
    6047534                              O            06/01/26
    0


    1505113          966/728             F          279,000.00         ZZ
                                         360        278,843.59          1
    1111 COUNTRY CLUB ROAD             8.875          2,219.85         90
                                       8.625          2,219.85      310,000.00
    SANTA TERESA     NM   88008          2            05/30/96         04
    0380467218                           05           07/01/96         25
    UNKNOWN                              O            06/01/26
    0


    1505117          685/728             F          392,000.00         ZZ
                                         360        392,000.00          1
    851 VAN DYKE DRIVE                 8.875          3,118.93         80
                                       8.625          3,118.93      490,000.00
1


    LAGUNA BEACH     CA   92651          1            06/03/96         00
    0380466905                           05           08/01/96          0
    104523                               O            07/01/26
    0


    1505118          470/728             F          244,000.00         ZZ
                                         360        243,866.72          1
    30727 WAINWRIGHT COURT             9.000          1,963.28         80
                                       8.750          1,963.28      305,000.00
    UNION CITY       CA   94587          2            05/24/96         00
    0380473331                           05           07/01/96          0
    25080958                             O            06/01/26
    0


    1505119          765/728             F          156,000.00         ZZ
                                         360        155,905.49          1
    1910 EAST 7TH STREET               8.500          1,199.51         69
                                       8.250          1,199.51      227,000.00
    LONG BEACH       CA   90813          2            05/16/96         00
    0380466137                           05           07/01/96          0
    313916                               O            06/01/26
    0


    1505123          765/728             F          268,000.00         ZZ
                                         360        267,857.38          1
    10232 SOUTH SHERWOOD CIRCLE        9.125          2,180.54         80
                                       8.875          2,180.54      335,000.00
    VILLA PARK       CA   92667          1            05/29/96         00
    0380466145                           05           07/01/96          0
    315080                               O            06/01/26
    0


    1505129          776/728             F          300,000.00         ZZ
                                         360        299,822.88          1
    1106 ARMADA DRIVE                  8.625          2,333.37         80
                                       8.375          2,333.37      375,000.00
    PASADENA         CA   91103          1            05/22/96         00
    0380463506                           05           07/01/96          0
    2132744                              O            06/01/26
    0


    1505130          776/728             F          180,800.00         ZZ
                                         360        180,703.78          1
    1590 CAMPBELL AVENUE               9.125          1,471.05         80
                                       8.875          1,471.05      226,000.00
    THOUSAND OAKS    CA   91360          1            05/10/96         00
    0380465139                           05           07/01/96          0
    2132716                              O            06/01/26
    0
1




    1505132          B74/728             F          305,250.00         ZZ
                                         360        305,055.35          1
    8 SALVO                            8.250          2,293.24         80
                                       8.000          2,293.24      381,600.00
    IRVINE           CA   92714          1            05/15/96         00
    0380466863                           03           07/01/96          0
    961556                               O            06/01/26
    0


    1505137          637/728             F          225,000.00         ZZ
                                         360        224,873.85          1
    23340 STONE RIDGE                  8.875          1,790.21         90
                                       8.625          1,790.21      250,990.00
    MURRIETA         CA   92562          1            05/14/96         11
    0380467226                           05           07/01/96         25
    9025842                              O            06/01/26
    0


    1505139          637/728             F          247,500.00         ZZ
                                         360        247,350.06          1
    3355 EAST TALL PINE LANE           8.500          1,903.06         75
                                       8.250          1,903.06      330,000.00
    SALT LAKE CITY   UT   84121          5            05/17/96         00
    0380466830                           05           07/01/96          0
    9112012                              O            06/01/26
    0


    1505166          976/728             F          225,000.00         ZZ
                                         360        225,000.00          1
    848 NEAL AVENUE S                  9.000          1,810.41         90
                                       8.750          1,810.41      250,000.00
    AFTON            MN   55001          1            06/14/96         04
    0380474149                           05           08/01/96         25
    997901                               O            07/01/26
    0


    1505189          074/728             F          324,000.00         ZZ
                                         360        323,635.38          1
    20326 RIMVIEW PLACE                8.875          2,577.89         78
    WALNUT AREA                        8.625          2,577.89      420,000.00
    LOS ANGELES      CA   91789          2            04/01/96         00
    0380461757                           03           06/01/96          0
    1562154060                           O            05/01/26
    0


    1505191          074/728             F          150,000.00         ZZ
                                         360        149,926.21          1
1


    30 PENBROOK COURT                  9.500          1,261.29         49
                                       9.250          1,261.29      310,000.00
    SHREWSBURY       NJ   07702          1            05/16/96         00
    0380461948                           05           07/01/96          0
    34328467                             O            06/01/26
    0


    1505247          074/728             F          300,000.00         ZZ
                                         360        299,662.38          1
    3165 MOCKINGBIRD KNOLL             8.875          2,386.94         75
                                       8.625          2,386.94      400,000.00
    LA VERNE         CA   91750          2            04/25/96         00
    0380462136                           05           06/01/96          0
    34306765                             O            05/01/26
    0


    1505261          074/728             F          218,500.00         ZZ
                                         360        218,190.56          1
    15 MOUNTAIN TOP DRIVE              7.750          1,565.37         95
                                       7.500          1,565.37      230,000.00
    EASTON           PA   18042          1            04/24/96         19
    0380462169                           05           06/01/96         30
    34301984                             O            05/01/26
    0


    1505271          E58/728             F          412,000.00         ZZ
                                         360        411,743.92          1
    LOT 25 WATCHWOOD PATH              8.375          3,131.50         80
                                       8.125          3,131.50      515,000.00
    COLUMBIA         MD   21044          4            05/17/96         00
    0380470741                           03           07/01/96          0
    8685471                              O            06/01/26
    0


    1505288          562/728             F          153,750.00         ZZ
                                         360        153,750.00          1
    1258 BRIAR WAY                     9.375          1,278.82         75
                                       9.125          1,278.82      205,000.00
    FORT LEE         NJ   07024          1            06/05/96         00
    0380463043                           05           08/01/96          0
    512244                               O            07/01/26
    0


    1505293          562/728             F          200,000.00         ZZ
                                         360        199,899.00          1
    261 MARCUS AVENUE                  9.375          1,663.50         69
                                       9.125          1,663.50      294,000.00
    GARDEN CITY PAR  NY   11040          1            05/29/96         00
    0380465949                           05           07/01/96          0
1


    509265                               O            06/01/26
    0


    1505316          757/757             F          260,900.00         ZZ
                                         360        260,900.00          1
    151 LAKEVIEW DRIVE                 8.500          2,006.10         90
                                       8.250          2,006.10      289,900.00
    MACON            GA   31210          1            06/06/96         12
    2781102                              03           08/01/96         25
    2781102                              O            07/01/26
    0


    1505336          976/728             F          315,900.00         ZZ
                                         360        315,900.00          1
    1313 WOODLOW COURT                 8.750          2,485.19         90
    WESTLAKE VILLAGE AREA              8.500          2,485.19      351,000.00
    THOUSAND OAKS    CA   91361          1            06/18/96         04
    0380484478                           03           08/01/96         25
    144939                               O            07/01/26
    0


    1505348          561/728             F          247,500.00         ZZ
                                         360        247,342.17          1
    6690 STONE RIDGE COURT             8.250          1,859.39         90
                                       8.000          1,859.39      275,000.00
    FREDERICK        MD   21702          1            05/24/96         11
    0380465774                           03           07/01/96         25
    8743049                              O            06/01/26
    0


    1505353          976/728             F          333,450.00         ZZ
                                         360        333,450.00          1
    3802 NORTHWESTERN STREET           8.375          2,534.47         80
                                       8.125          2,534.47      416,837.00
    HOUSTON          TX   77005          1            06/19/96         00
    0380484320                           05           08/01/96          0
    896384                               O            07/01/26
    0


    1505355          181/181             F           59,200.00         ZZ
                                         360         59,128.01          1
    167 BETHEL CHURCH ROAD             8.500            455.20         80
                                       8.250            455.20       74,000.00
    CARROLLTON       GA   30117          1            04/24/96         00
    556442                               05           06/01/96          0
    556442                               O            05/01/26
    0


1


    1505375          624/728             F          543,750.00         ZZ
                                         360        543,437.16          1
    7133 WOODED LAKE DRIVE             8.750          4,277.68         75
                                       8.500          4,277.68      725,000.00
    SAN JOSE         CA   95120          2            05/17/96         00
    0380470691                           05           07/01/96          0
    87500160036                          O            06/01/26
    0


    1505378          637/728             F          161,250.00         ZZ
                                         360        161,154.79          1
    3554 SHORE PLACE                   8.625          1,254.19         75
                                       8.375          1,254.19      215,000.00
    SEAFORD          NY   11783          1            05/30/96         00
    0380466178                           05           07/01/96          0
    9103813                              O            06/01/26
    0


    1505379          637/728             F          246,525.00         ZZ
                                         360        246,383.16          1
    8322 ALVARADO DRIVE                8.750          1,939.42         95
                                       8.500          1,939.42      259,500.00
    HUNTINGTON BEAC  CA   92646          1            05/14/96         04
    0380467283                           05           07/01/96         30
    9028705                              O            06/01/26
    0


    1505380          637/728             F          270,000.00         ZZ
                                         360        269,844.65          1
    30892 ALTA MIRA DRIVE              8.750          2,124.10         75
                                       8.500          2,124.10      360,000.00
    REDLANDS         CA   92373          5            05/22/96         00
    0380482209                           05           07/01/96          0
    4702908                              O            06/01/26
    0


    1505385          976/728             F          207,600.00         ZZ
                                         360        207,474.23          1
    650 CHESTNUT STREET, #108-B        8.500          1,596.27         80
                                       8.250          1,596.27      259,500.00
    SAN FRANCISCO    CA   94133          1            05/28/96         00
    0380471889                           01           07/01/96          0
    109245                               O            06/01/26
    0


    1505389          776/728             F          608,000.00         ZZ
                                         360        607,659.15          1
    2273 CENTURY HILL # 201            8.875          4,837.52         80
                                       8.625          4,837.52      760,000.00
1


    LOS ANGELES      CA   90067          2            05/21/96         00
    0380472317                           01           07/01/96          0
    2132700                              O            06/01/26
    0


    1505414          E22/728             F          376,750.00         ZZ
                                         360        376,521.77          1
    8 MAHOGANY DRIVE                   8.500          2,896.88         80
                                       8.250          2,896.88      470,990.00
    IRVINE           CA   92720          1            05/24/96         00
    0410180350                           03           07/01/96          0
    410180350                            O            06/01/26
    0


    1505433          624/728             F          261,000.00         ZZ
                                         360        260,841.89          1
    11664 BOULTON AVENUE               8.500          2,006.86         95
                                       8.250          2,006.86      275,500.00
    SAN DIEGO        CA   92128          1            05/24/96         01
    0380465741                           03           07/01/96         30
    3700306012                           O            06/01/26
    0


    1505448          927/728             F          270,900.00         ZZ
                                         360        270,763.20          1
    2913 CHANNEL BAY DRIVE             9.375          2,253.21         90
                                       9.125          2,253.21      301,000.00
    LAS VEGAS        NV   89128          1            05/24/96         04
    0380470618                           03           07/01/96         25
    263103                               O            06/01/26
    0


    1505451          F67/F67             F          328,000.00         ZZ
                                         360        328,000.00          1
    18599 LYONS CT.                    8.875          2,609.72         80
                                       8.625          2,609.72      410,000.00
    SARATOGA         CA   95070          1            05/29/96         00
    961210001                            05           08/01/96          0
    961210001                            O            07/01/26
    0


    1505453          976/728             F          544,000.00         ZZ
                                         360        543,653.10          1
    224 SOUTH THURSTON AVENUE          8.250          4,086.90         78
                                       8.000          4,086.90      700,000.00
    LOS ANGELES      CA   90049          2            05/22/96         00
    0380469115                           05           07/01/96          0
    085027                               O            06/01/26
    0
1




    1505456          976/728             F          495,800.00         ZZ
                                         360        495,499.64          1
    121 HOAHANA PLACE                  8.500          3,812.28         74
                                       8.250          3,812.28      677,000.00
    HONOLULU         HI   96825          2            05/24/96         00
    0380470998                           03           07/01/96          0
    217552731                            O            06/01/26
    0


    1505462          776/728             F          105,000.00         ZZ
                                         360        104,942.64          1
    1265 MISSION DEL MAR WAY           9.000            844.86         57
                                       8.750            844.86      185,000.00
    LAS VEGAS        NV   89123          1            05/29/96         00
    0380470030                           05           07/01/96          0
    6332344                              O            06/01/26
    0


    1505464          976/728             F          252,000.00         ZZ
                                         360        251,830.91          1
    10218 NORTH BOYD AVENUE            8.000          1,849.09         80
                                       7.750          1,849.09      315,000.00
    FRESNO           CA   93729          1            05/24/96         00
    0380471673                           05           07/01/96          0
    617494                               O            06/01/26
    0


    1505465          736/728             F          272,500.00         ZZ
                                         360        272,354.99          1
    1536 COWPER COURT                  9.125          2,217.15         70
                                       8.875          2,217.15      393,000.00
    SAN JOSE         CA   95120          2            05/24/96         00
    0380466731                           05           07/01/96          0
    479890                               O            06/01/26
    0


    1505468          736/728             F          359,000.00         ZZ
                                         360        358,746.62          1
    205 BLACKTHORN COURT               7.750          2,571.92         77
                                       7.500          2,571.92      469,990.00
    SAN RAMON        CA   94583          1            05/30/96         00
    0380467291                           05           07/01/96          0
    479965                               O            06/01/26
    0


    1505471          736/728             F          260,000.00         ZZ
                                         360        259,838.39          1
1


    103 DUNSMUIR COURT                 8.375          1,976.19         80
                                       8.125          1,976.19      325,000.00
    APTOS            CA   95003          1            05/29/96         00
    0380466491                           03           07/01/96          0
    479781                               O            06/01/26
    0


    1505472          736/728             F          235,550.00         ZZ
                                         360        235,414.48          1
    35 PARREMO DRIVE                   8.750          1,853.07         95
                                       8.500          1,853.07      247,990.00
    MISSION VIEJO    CA   92692          1            05/22/96         04
    0380467267                           05           07/01/96         30
    466978                               O            06/01/26
    0


    1505473          736/728             F          228,000.00         ZZ
                                         360        227,875.46          1
    1615 CAMBRIDGE COURT               9.000          1,834.54         95
                                       8.750          1,834.54      240,000.00
    WEST COVINA      CA   91791          1            05/29/96         01
    0380467127                           05           07/01/96         30
    472700                               O            06/01/26
    0


    1505500          998/728             F          367,500.00         ZZ
                                         360        367,053.15          1
    6786 ELWOOD ROAD                   8.500          2,825.76         75
                                       8.250          2,825.76      490,000.00
    SAN JOSE         CA   95120          1            04/18/96         00
    0380475948                           05           06/01/96          0
    59458521                             O            05/01/26
    0


    1505501          998/728             F          281,700.00         ZZ
                                         360        281,366.16          1
    1186 GLENEAGLES TERRACE            8.625          2,191.04         75
                                       8.375          2,191.04      375,600.00
    COSTA MESA       CA   92627          1            04/22/96         00
    0380475955                           05           06/01/96          0
    59473421                             O            05/01/26
    0


    1505502          998/728             F          273,750.00         ZZ
                                         360        273,390.64          1
    4357 BIRCHWOOD AVENUE              8.125          2,032.59         75
                                       7.875          2,032.59      365,000.00
    SEAL BEACH       CA   90740          1            04/17/96         00
    0380475963                           05           06/01/96          0
1


    59477117                             O            05/01/26
    0


    1505503          998/728             F          580,000.00         ZZ
                                         360        579,380.33          1
    1606 ORVIETO COURT                 9.125          4,719.08         65
                                       8.875          4,719.08      895,000.00
    PLEASANTON       CA   94566          1            04/17/96         00
    0380475997                           03           06/01/96          0
    59522565                             O            05/01/26
    0


    1505504          998/728             F          277,500.00         ZZ
                                         360        277,179.51          1
    11339 GLADWIN STREET               8.750          2,183.10         75
                                       8.500          2,183.10      370,000.00
    LOS ANGELES      CA   90049          1            03/28/96         00
    0380476003                           05           06/01/96          0
    59561837                             O            05/01/26
    0


    1505508          998/728             F          328,400.00         T
                                         360        327,946.51          1
    128 MONTEREY DUNES WAY             7.875          2,381.13         75
                                       7.625          2,381.13      440,000.00
    CASTROVILLE      CA   95012          2            04/03/96         00
    0380476086                           03           06/01/96          0
    99142028                             O            05/01/26
    0


    1505510          998/728             F          234,700.00         ZZ
                                         360        234,546.46          1
    10941 OSO AVENUE                   8.125          1,742.65         68
                                       7.875          1,742.65      350,000.00
    CHATSWORTH       CA   91311          2            05/02/96         00
    0380476110                           05           07/01/96          0
    99294209                             O            06/01/26
    0


    1505511          998/728             F          232,000.00         ZZ
                                         360        231,852.06          1
    1760 FIRST AVENUE                  8.250          1,742.94         80
                                       8.000          1,742.94      290,000.00
    WALNUT CREEK     CA   94596          1            04/23/96         00
    0380476136                           05           07/01/96          0
    99297251                             O            06/01/26
    0


1


    1505512          998/728             F          308,000.00         ZZ
                                         360        307,605.83          1
    118 RIVO ALTO CANAL                8.250          2,313.91         52
                                       8.000          2,313.91      598,000.00
    LONG BEACH       CA   90803          1            04/08/96         00
    0380476144                           05           06/01/96          0
    99441016                             O            05/01/26
    0


    1505513          998/728             F          234,000.00         ZZ
                                         360        233,692.81          1
    88 LESSAY                          8.125          1,737.45         75
                                       7.875          1,737.45      312,000.00
    NEWPORT COAST    CA   92657          1            04/08/96         00
    0380476201                           01           06/01/96          0
    99466286                             O            05/01/26
    0


    1505569          455/728             F           56,000.00         ZZ
                                         360         55,967.77          1
    110 GUM CREEK ROAD                 8.750            440.56         45
                                       8.500            440.56      126,000.00
    OXFORD           GA   30267          2            05/17/96         00
    0380481441                           05           07/01/96          0
    51779                                O            06/01/26
    0


    1505586          B38/728             F          235,920.00         ZZ
                                         360        235,920.00          1
    25928 CLIFTON PLACE                9.000          1,898.27         80
                                       8.750          1,898.27      294,990.00
    STEVENSON RANCH  CA   91381          1            06/24/96         00
    0380483389                           05           08/01/96          0
    1507                                 O            07/01/26
    0


    1505593          731/728             F          528,000.00         ZZ
                                         360        528,000.00          1
    30146 AVENIDA DE CALMA             9.000          4,248.41         80
                                       8.750          4,248.41      660,000.00
    RANCHO PALOS VE  CA   90274          1            06/19/96         00
    0380478017                           05           08/01/96          0
    411911860                            O            07/01/26
    0


    1505597          723/728             F          342,000.00         ZZ
                                         360        342,000.00          1
    1910 CONTE WAY                     8.875          2,721.11         80
                                       8.625          2,721.11      427,500.00
1


    MORGAN HILL      CA   95037          1            06/18/96         00
    0380474347                           05           08/01/96          0
    8530                                 O            07/01/26
    0


    1505613          526/728             F          284,500.00         ZZ
                                         360        283,766.79          1
    8 ALAMITOS                         8.250          2,137.36         95
                                       8.000          2,137.36      300,000.00
    FOOTHILL RANCH   CA   92610          2            02/07/96         04
    0380463936                           03           04/01/96         22
    93544                                O            03/01/26
    0


    1505614          526/728             F          300,000.00         ZZ
                                         360        299,822.88          1
    2108 DELANCEY STREET               8.625          2,333.37         79
                                       8.375          2,333.37      380,000.00
    PHILADELPHIA     PA   19103          1            05/03/96         00
    0380464926                           07           07/01/96          0
    109800                               O            06/01/26
    0


    1505628          526/728             F          231,500.00         ZZ
                                         360        231,225.65          1
    15806 NORTH BARKERS LANDING        8.625          1,800.59         72
                                       8.375          1,800.59      322,000.00
    HOUSTON          TX   77079          1            04/24/96         00
    0380464835                           03           06/01/96          0
    115076                               O            05/01/26
    0


    1505632          685/728             F          307,000.00         ZZ
                                         360        307,000.00          1
    1336 TERRACE WAY                   8.875          2,442.63         75
                                       8.625          2,442.63      410,000.00
    LAGUNA BEACH     CA   92651          2            06/07/96         00
    0380467077                           05           08/01/96          0
    104530                               O            07/01/26
    0


    1505639          685/728             F          284,000.00         ZZ
                                         360        284,000.00          1
    15 WEST SUNSET DRIVE               9.000          2,285.13         80
                                       8.750          2,285.13      355,000.00
    REDLANDS         CA   92373          1            06/01/96         00
    0380471020                           05           08/01/96          0
    104676                               O            07/01/26
    0
1




    1505645          976/728             F          306,000.00         ZZ
                                         360        305,809.80          1
    2642 EAST GLENOAKS BLVD            8.375          2,325.83         85
                                       8.125          2,325.83      360,000.00
    GLENDALE         CA   91206          1            05/23/96         04
    0380467408                           05           07/01/96         12
    922778                               O            06/01/26
    0


    1505670          696/728             F          280,000.00         ZZ
                                         360        279,816.84          1
    3457 N. EDISON STREET              8.125          2,078.99         80
                                       7.875          2,078.99      350,000.00
    ARLINGTON        VA   22207          1            05/31/96         00
    0380464637                           05           07/01/96          0
    4027920                              O            06/01/26
    0


    1505674          403/728             F          301,500.00         ZZ
                                         360        301,317.34          1
    40 FOX RUN                         8.500          2,318.28         90
                                       8.250          2,318.28      335,000.00
    EAST GREENWICH   RI   02818          1            05/21/96         01
    0380477761                           05           07/01/96         25
    6504112                              O            06/01/26
    0


    1505679          317/728             F          288,050.00         ZZ
                                         360        287,856.72          1
    1621 KRISTIN CIRCLE                8.000          2,113.61         92
                                       7.750          2,113.61      314,000.00
    LANSDALE         PA   19446          1            05/30/96         12
    0380472069                           05           07/01/96         25
    194497                               O            06/01/26
    0


    1505682          696/728             F          272,000.00         ZZ
                                         360        271,798.14          1
    9404 CORSICA DRIVE                 7.500          1,901.86         80
                                       7.250          1,901.86      340,000.00
    BETHESDA         MD   20814          1            05/31/96         00
    0380464645                           05           07/01/96          0
    3264288                              O            06/01/26
    0


    1505689          313/728             F          107,000.00         ZZ
                                         360        106,941.55          1
1


    485 LILAC LANE                     9.000            860.95         70
                                       8.750            860.95      155,000.00
    ELK GROVE VILLA  IL   60007          5            05/24/96         00
    0380469586                           05           07/01/96          0
    5634035                              O            06/01/26
    0


    1505697          232/232             F           65,000.00         ZZ
                                         360         64,965.40          1
    720 SOUTH DEPEW STREET             9.125            528.87         62
                                       8.875            528.87      105,000.00
    LAKEWOOD         CO   80226          1            05/15/96         00
    1102765                              09           07/01/96          0
    1102765                              O            06/01/26
    0


    1505709          696/728             F          314,800.00         ZZ
                                         360        314,599.26          1
    6301 ROCKBRIDGE PLACE              8.250          2,364.99         80
                                       8.000          2,364.99      393,500.00
    CENTREVILLE      VA   22020          1            05/31/96         00
    0380468786                           03           07/01/96          0
    2337417                              O            06/01/26
    0


    1505728          208/728             F          340,000.00         ZZ
                                         360        340,000.00          1
    740 CALLE ESPEJO                   8.625          2,644.49         54
                                       8.375          2,644.49      635,000.00
    SANTA FE         NM   87505          5            06/20/96         00
    0380477498                           05           08/01/96          0
    33973                                O            07/01/26
    0


    1505742          765/728             F          101,250.00         ZZ
                                         360        101,078.43          1
    7022 NATICK AVENUE                 8.875            805.59         75
                                       8.625            805.59      135,000.00
    VAN NUYS         CA   91405          2            03/28/96         00
    0380483876                           05           05/01/96          0
    313674                               O            04/01/26
    0


    1505764          624/728             F          391,000.00         ZZ
                                         360        391,000.00          1
    8805 O'MEARA COURT                 8.625          3,041.16         87
                                       8.375          3,041.16      450,000.00
    BAKERSFIELD      CA   93311          2            06/21/96         01
    0380482548                           05           08/01/96         25
1


    91000760033                          O            07/01/26
    0


    1505769          A13/728             F          215,900.00         ZZ
                                         360        215,775.78          1
    13036 PEMBROOKE CROSSING           8.750          1,698.49         90
                                       8.500          1,698.49      239,895.00
    SOUTH LYON       MI   48178          1            05/15/96         14
    0380471921                           05           07/01/96         25
    002042162                            O            06/01/26
    0


    1505772          772/728             F          264,800.00         ZZ
                                         360        264,443.46          1
    903 KNOLLWOOD LANE                 8.000          1,943.01         80
                                       7.750          1,943.01      331,000.00
    WEST CHICAGO     IL   60185          1            04/22/96         00
    0380467101                           05           06/01/96          0
    5960140                              O            05/01/26
    0


    1505773          369/728             F          336,000.00         ZZ
                                         360        335,811.63          1
    LOT 3 THE RIDINGS I                8.875          2,673.37         80
                                       8.625          2,673.37      420,000.00
    CHADDS FORD      PA   19317          1            05/28/96         00
    0380463696                           05           07/01/96          0
    49766884                             O            06/01/26
    0


    1505777          626/728             F          292,000.00         ZZ
                                         360        291,832.00          1
    253 CASCADE FALLS DRIVE            8.750          2,297.17         80
                                       8.500          2,297.17      365,000.00
    FOLSOM           CA   95630          1            05/16/96         00
    0380467416                           05           07/01/96          0
    6610273                              O            06/01/26
    0


    1505779          757/757             F          907,500.00         ZZ
                                         360        907,500.00          1
    3036 BAKERS MEADOW                 8.375          6,897.66         55
                                       8.125          6,897.66    1,650,000.00
    ATLANTA          GA   30339          5            06/03/96         00
    2775492                              05           08/01/96          0
    2775492                              O            07/01/26
    0


1


    1505781          776/728             F          273,600.00         ZZ
                                         360        273,450.55          1
    19745 ANADALE DRIVE                9.000          2,201.45         80
    (TARZANA AREA)                     8.750          2,201.45      342,000.00
    LOS ANGELES      CA   91356          1            05/10/96         00
    0380469438                           05           07/01/96          0
    2130967                              O            06/01/26
    0


    1505782          776/728             F          572,000.00         ZZ
                                         360        571,679.33          1
    3583 MULTIVIEW DRIVE               8.875          4,551.09         80
                                       8.625          4,551.09      715,000.00
    LOS ANGELES      CA   90068          1            05/22/96         00
    0380469156                           05           07/01/96          0
    2132838                              O            06/01/26
    0


    1505783          776/728             F          189,000.00         ZZ
                                         360        188,894.04          1
    1122 PARK GROVE DRIVE              8.875          1,503.77         95
                                       8.625          1,503.77      199,000.00
    MILPITAS         CA   95035          2            05/16/96         11
    0380469370                           05           07/01/96         30
    6232143                              O            06/01/26
    0


    1505785          776/728             F          171,000.00         ZZ
                                         360        170,893.72          1
    22602-132ND STREET SOUTHEAST       8.375          1,299.72         75
                                       8.125          1,299.72      228,000.00
    MONROE           WA   98272          2            05/21/96         00
    0380464033                           05           07/01/96          0
    5533502                              O            06/01/26
    0


    1505790          317/728             F          183,750.00         ZZ
                                         360        183,646.98          1
    761 ANNS WAY                       8.875          1,462.00         75
                                       8.625          1,462.00      245,000.00
    VISTA            CA   92083          2            05/20/96         00
    0380468653                           05           07/01/96          0
    255528                               O            06/01/26
    0


    1505794          E91/728             F          149,800.00         ZZ
                                         360        149,800.00          1
    6931 WIDLROSE TERRACE              8.125          1,112.26         43
                                       7.875          1,112.26      349,867.00
1


    CARLSBAD         CA   92009          1            05/31/96         00
    0380466632                           05           08/01/96          0
    59037                                O            07/01/26
    0


    1505803          731/728             F          256,000.00         ZZ
                                         360        256,000.00          1
    26001 MONTE CARLO WAY              8.875          2,036.85         80
                                       8.625          2,036.85      320,000.00
    MISSION VIEJO    CA   92692          2            06/03/96         00
    0380469339                           03           08/01/96          0
    411510609                            O            07/01/26
    0


    1505805          965/728             F          400,000.00         ZZ
                                         360        399,763.84          1
    7009 EAST AVENIDA EL ALBA          8.625          3,111.16         50
                                       8.375          3,111.16      800,000.00
    PARADISE VALLEY  AZ   85253          1            05/17/96         00
    0380467556                           05           07/01/96          0
    152388                               O            06/01/26
    0


    1505821          267/267             F          213,750.00         ZZ
                                         360        213,602.89          1
    1060 MARCHETA STREET               7.875          1,549.84         95
                                       7.625          1,549.84      225,000.00
    ALTADENA         CA   91001          1            05/22/96         11
    7253345                              05           07/01/96         30
    7253345                              O            06/01/26
    0


    1505832          601/728             F          290,000.00         ZZ
                                         360        290,000.00          1
    13369 SW CLEARVIEW WAY             8.375          2,204.21         87
                                       8.125          2,204.21      335,000.00
    TIGARD           OR   97223          1            06/04/96         10
    0380468604                           05           08/01/96         25
    888641                               O            07/01/26
    0


    1505842          601/728             F          255,000.00         ZZ
                                         360        254,841.51          1
    1610 IREDELL DRIVE                 8.375          1,938.18         68
                                       8.125          1,938.18      380,000.00
    RALEIGH          NC   27608          1            05/24/96         00
    0380465204                           05           07/01/96          0
    1083010                              O            06/01/26
    0
1




    1505847          934/728             F          346,500.00         ZZ
                                         360        346,500.00          1
    13270 SW 29TH COURT                9.000          2,788.02         90
                                       8.750          2,788.02      386,000.00
    DAVIE            FL   33330          1            06/28/96         12
    0380488156                           03           08/01/96         25
    61005932                             O            07/01/26
    0


    1505952          A39/728             F          467,900.00         ZZ
                                         360        467,900.00          1
    4117 GREENBRIER LANE               8.375          3,556.38         80
                                       8.125          3,556.38      584,900.00
    TARZANA AREA     CA   91356          1            06/03/96         00
    0380463282                           05           08/01/96          0
    9600359RFC                           O            07/01/26
    0


    1505956          976/728             F          306,000.00         ZZ
                                         360        306,000.00          1
    1937 DAVINA STREET                 8.750          2,407.31         80
                                       8.500          2,407.31      382,500.00
    HENDERSON        NV   89014          1            06/20/96         00
    0380484411                           03           08/01/96          0
    240283                               O            07/01/26
    0


    1505972          559/728             F          324,000.00         ZZ
                                         360        324,000.00          1
    350 VASSAR AVENUE                  8.375          2,462.64         80
                                       8.125          2,462.64      405,000.00
    BERKELEY         CA   94708          1            06/21/96         00
    0380485038                           05           08/01/96          0
    5334339                              O            07/01/26
    0


    1505975          025/025             F          220,150.00         ZZ
                                         360        219,895.74          1
    8604 FOREST RUN LANE               8.750          1,731.93         90
                                       8.500          1,731.93      244,624.00
    ORLANDO          FL   32836          1            04/30/96         11
    475076                               03           06/01/96         25
    475076                               O            05/01/26
    0


    1505992          526/728             F          221,350.00         ZZ
                                         360        221,215.90          1
1


    13029 CHEROKEE ROAD                8.500          1,702.00         95
                                       8.250          1,702.00      233,000.00
    RANCHO CUCAMONG  CA   91710          1            05/02/96         12
    0380467630                           05           07/01/96         30
    100624                               O            06/01/26
    0


    1506002          227/728             F          232,200.00         ZZ
                                         360        232,066.41          1
    2689 BIG SUR DRIVE                 8.750          1,826.72         90
                                       8.500          1,826.72      258,000.00
    LEWIS CENTER     OH   43035          1            05/15/96         10
    0380472283                           05           07/01/96         25
    1629026                              O            06/01/26
    0


    1506025          559/728             F          267,500.00         ZZ
                                         360        267,500.00          1
    2932 AMOROSO COURT                 8.125          1,986.18         50
                                       7.875          1,986.18      535,000.00
    PLEASANTON       CA   94566          1            05/28/96         00
    0380469131                           05           08/01/96          0
    5331004                              O            07/01/26
    0


    1506026          776/728             F          208,000.00         ZZ
                                         360        207,883.39          1
    3287 VISTA DEL MUNDO               8.875          1,654.94         80
                                       8.625          1,654.94      260,000.00
    CAMINO           CA   95709          1            05/20/96         00
    0380469651                           05           07/01/96          0
    2330437                              O            06/01/26
    0


    1506027          776/728             F          219,000.00         ZZ
                                         360        218,877.23          1
    3617 ALICIA WAY                    8.875          1,742.46         90
                                       8.625          1,742.46      245,000.00
    CHINO            CA   91710          2            05/13/96         11
    0380470147                           05           07/01/96         25
    2431206                              O            06/01/26
    0


    1506028          776/728             F          370,400.00         ZZ
                                         360        370,186.89          1
    809 TYBURN ROAD                    8.750          2,913.94         80
                                       8.500          2,913.94      463,000.00
    PALOS VERDES ES  CA   90274          1            05/23/96         00
    0380467366                           05           07/01/96          0
1


    2132768                              O            06/01/26
    0


    1506029          776/728             F          198,000.00         ZZ
                                         360        197,888.99          1
    18831 TUBA STREET                  8.875          1,575.38         80
    (NORTHRIDGE AREA)                  8.625          1,575.38      247,500.00
    LOS ANGELES      CA   91324          1            05/13/96         00
    0380467499                           05           07/01/96          0
    2132741                              O            06/01/26
    0


    1506030          776/728             F          230,000.00         ZZ
                                         360        230,000.00          1
    22461 LABRUSCA                     8.500          1,768.50         60
                                       8.250          1,768.50      386,500.00
    MISSION VIEJO    CA   92692          1            06/03/96         00
    0380469628                           03           08/01/96          0
    1131160                              O            07/01/26
    0


    1506032          559/728             F          264,000.00         ZZ
                                         360        264,000.00          1
    78 ROOSTER COURT                   8.250          1,983.35         80
                                       8.000          1,983.35      330,000.00
    SAN JOSE         CA   95136          1            05/31/96         00
    0380469123                           05           08/01/96          0
    5330311                              O            07/01/26
    0


    1506034          964/728             F          244,000.00         ZZ
                                         360        243,859.62          1
    4717 MARICOPA STREET               8.750          1,919.55         80
                                       8.500          1,919.55      305,000.00
    TORRANCE         CA   90503          1            05/20/96         00
    0380470014                           05           07/01/96          0
    18437                                O            06/01/26
    0


    1506043          765/728             F          117,000.00         ZZ
                                         360        116,936.09          4
    4034,4036,4036 1/2 & 4038          9.000            941.41         62
    HOMER STREET                       8.750            941.41      190,000.00
    LOS ANGELES      CA   90031          2            05/22/96         00
    0380470501                           05           07/01/96          0
    312458                               O            06/01/26
    0


1


    1506044          964/728             F          385,300.00         ZZ
                                         360        385,060.51          1
    15 ST. LAURENT                     8.375          2,928.56         80
                                       8.125          2,928.56      482,000.00
    NEWPORT COAST A  CA   92657          1            05/28/96         00
    0380469982                           03           07/01/96          0
    18468                                O            06/01/26
    0


    1506047          731/728             F          240,000.00         ZZ
                                         360        240,000.00          1
    553 SOUTH JADE TREE DRIVE          9.125          1,952.72         69
                                       8.875          1,952.72      350,000.00
    MONTEREY PARK    CA   91754          5            06/05/96         00
    0380469065                           05           08/01/96          0
    411111781                            O            07/01/26
    0


    1506049          559/728             F          350,000.00         ZZ
                                         360        350,000.00          1
    15343 CLEMENTIA CIRCLE             8.750          2,753.45         64
                                       8.500          2,753.45      550,000.00
    RANCHO MURIETA   CA   95683          1            06/04/96         00
    0380470832                           03           08/01/96          0
    0467761                              O            07/01/26
    0


    1506051          E22/728             F          250,490.00         ZZ
                                         360        250,490.00          1
    12 SORRENTO COURT                  8.875          1,993.01         80
                                       8.625          1,993.01      315,000.00
    NEWPORT COAST A  CA   92657          2            05/28/96         00
    0410095517                           01           08/01/96          0
    410095517                            O            07/01/26
    0


    1506066          E22/728             F          206,500.00         ZZ
                                         360        206,387.20          1
    340 W JEFFERSON AVENUE             9.000          1,661.55         69
                                       8.750          1,661.55      300,000.00
    KIRKWOOD         MO   63122          5            05/29/96         00
    0410141428                           05           07/01/96          0
    410141428                            O            06/01/26
    0


    1506091          E22/728             F          172,000.00         ZZ
                                         360        171,898.45          1
    328 BARBARA LANE                   8.625          1,337.80         80
                                       8.375          1,337.80      215,000.00
1


    DALY CITY        CA   94015          1            05/23/96         00
    0410152193                           09           07/01/96          0
    410152193                            O            06/01/26
    0


    1506093          E22/728             F          434,400.00         ZZ
                                         360        434,130.00          1
    166 FLEETWOOD DRIVE                8.375          3,301.75         80
                                       8.125          3,301.75      543,000.00
    SAN CARLOS       CA   94070          1            05/24/96         00
    0410152417                           05           07/01/96          0
    410152417                            O            06/01/26
    0


    1506095          069/728             F          238,500.00         ZZ
                                         360        238,347.91          1
    242 PRAIRIE DRIVE                  8.250          1,791.78         90
                                       8.000          1,791.78      265,000.00
    SAN DIMAS        CA   91773          1            05/02/96         14
    0380467614                           05           07/01/96         25
    2052103646                           O            06/01/26
    0


    1506096          069/728             F          329,850.00         ZZ
                                         360        329,438.53          1
    16201 DORILEE LANE                 8.375          2,507.10         75
    (ENCINO AREA)                      8.125          2,507.10      439,850.00
    LOS ANGELES      CA   91436          1            04/24/96         00
    0380469602                           05           06/01/96          0
    2362106391                           O            05/01/26
    0


    1506111          A06/728             F          360,000.00         ZZ
                                         360        359,450.44          1
    3332 E DOBSON PLACE                7.375          2,486.44         52
                                       7.125          2,486.44      701,000.00
    ANN ARBOR        MI   48105          5            04/24/96         00
    0380468364                           05           06/01/96          0
    00100CR09600807                      O            05/01/26
    0


    1506117          A06/728             F          285,000.00         ZZ
                                         360        284,575.64          1
    738 BALFOUR                        7.500          1,992.77         64
                                       7.250          1,992.77      448,000.00
    GROSSE POINTE P  MI   48230          5            04/18/96         00
    0380468356                           05           06/01/96          0
    00100CR09602255                      O            05/01/26
    0
1




    1506124          559/728             F          254,750.00         ZZ
                                         360        254,750.00          1
    25427 MARKHAM LANE                 8.500          1,958.81         60
                                       8.250          1,958.81      427,500.00
    SALINAS          CA   93908          1            06/27/96         00
    0380483009                           03           08/01/96          0
    5341318                              O            07/01/26
    0


    1506127          559/728             F          267,200.00         ZZ
                                         360        267,200.00          1
    22324 DAVENRICH DRIVE              8.500          2,054.54         80
                                       8.250          2,054.54      334,000.00
    SALINAS          CA   93908          1            06/21/96         00
    0380485129                           05           08/01/96          0
    5341995                              O            07/01/26
    0


    1506137          976/728             F          425,000.00         ZZ
                                         360        425,000.00          1
    1201 SOUTHFIELD COURT              8.500          3,267.89         59
                                       8.250          3,267.89      725,000.00
    DAVIS            CA   95616          4            06/14/96         00
    0380483488                           03           08/01/96          0
    103299                               O            07/01/26
    0


    1506144          601/728             F          333,000.00         ZZ
                                         360        333,000.00          1
    106 HARVARD DRIVE                  8.875          2,649.50         90
                                       8.625          2,649.50      370,000.00
    SOUTHLAKE        TX   76092          1            06/06/96         10
    0380485160                           05           08/01/96         25
    881971                               O            07/01/26
    0


    1506167          668/728             F          333,750.00         ZZ
                                         360        333,333.65          1
    2945 ROSANNA STREET                8.375          2,536.75         75
                                       8.125          2,536.75      445,000.00
    LAS VEGAS        NV   89117          5            04/22/96         00
    0380477100                           05           06/01/96          0
    6721864                              O            05/01/26
    0


    1506169          721/728             F          225,000.00         ZZ
                                         360        224,863.69          1
1


    515 AUGUSTA DRIVE SE               8.500          1,730.06         55
                                       8.250          1,730.06      415,000.00
    CEDAR RAPIDS     IA   52403          1            05/24/96         00
    0380468281                           05           07/01/96          0
    7810003074                           O            06/01/26
    0


    1506170          E22/728             F           80,000.00         ZZ
                                         360         80,000.00          1
    4745 SHOSHONE STREET               9.125            650.91         72
                                       8.875            650.91      112,000.00
    DENVER           CO   80211          2            05/29/96         00
    0410180228                           05           08/01/96          0
    410180228                            O            07/01/26
    0


    1506185          668/728             F          331,200.00         ZZ
                                         360        330,988.80          1
    2802 WALNUT AVENUE SOUTHWEST       8.250          2,488.20         90
                                       8.000          2,488.20      368,000.00
    SEATTLE          WA   98116          1            05/02/96         04
    0380469008                           05           07/01/96         30
    6747760                              O            06/01/26
    0


    1506196          562/728             F          160,000.00         ZZ
                                         360        160,000.00          1
    216 MANHATTAN AVENUE               9.250          1,316.29         69
                                       9.000          1,316.29      234,000.00
    YONKERS          NY   10707          1            06/10/96         00
    0380472937                           05           08/01/96          0
    515395                               O            07/01/26
    0


    1506203          995/728             F          170,000.00         ZZ
                                         360        169,904.69          1
    33 LAUREL PLACE                    8.875          1,352.60         49
                                       8.625          1,352.60      350,000.00
    MONTCLAIR        NJ   07043          1            05/30/96         00
    0380468778                           05           07/01/96          0
    GM10031067                           O            06/01/26
    0


    1506210          491/491             F          234,222.10         ZZ
                                         328        233,435.47          1
    2069 MARS ROAD                     8.125          1,780.55         87
                                       7.875          1,780.55      270,000.00
    LIVERMORE        CA   94550          1            01/22/96         11
    8076642                              05           04/01/96         17
1


    8076642                              O            07/01/23
    0


    1506212          491/491             F          239,580.32         ZZ
                                         327        238,787.61          1
    516 LAVER WAY                      8.250          1,843.26         87
                                       8.000          1,843.26      276,400.00
    NEWPORT BEACH    CA   92660          1            01/02/96         11
    8196788                              09           04/01/96         17
    8196788                              O            06/01/23
    0


    1506215          491/491             F          265,916.30         ZZ
                                         321        264,785.79          1
    2464 COTTLE AVENUE                 8.375          2,078.84         73
                                       8.125          2,078.84      369,000.00
    SAN JOSE         CA   95125          1            12/29/95         00
    9728899                              05           03/01/96          0
    9728899                              O            11/01/22
    0


    1506218          696/728             F          364,000.00         ZZ
                                         360        364,000.00          1
    815 NETHERCLIFFE HALL ROAD         8.875          2,896.15         80
                                       8.625          2,896.15      455,000.00
    GREAT FALLS      VA   22066          1            06/07/96         00
    0380468547                           05           08/01/96          0
    2327678                              O            07/01/26
    0


    1506222          491/491             F          214,549.90         ZZ
                                         346        213,950.29          1
    16 SULLIVAN CHASE DRIVE            8.375          1,645.72         95
                                       8.125          1,645.72      227,000.00
    LONDON GROVE TW  PA   19311          1            03/01/96         04
    9998306                              07           04/01/96         25
    9998306                              O            01/01/25
    0


    1506225          450/728             F          280,000.00         ZZ
                                         360        279,830.37          1
    857 SOUTH MICHIGAN BLVD            8.500          2,152.96         80
                                       8.250          2,152.96      350,000.00
    PASADENA         CA   91107          1            05/22/96         00
    0380469057                           05           07/01/96          0
    4187068                              O            06/01/26
    0


1


    1506236          559/728             F          228,000.00         ZZ
                                         360        228,000.00          1
    116 HENNING COURT                  8.875          1,814.07         80
                                       8.625          1,814.07      285,000.00
    LOS GATOS        CA   95030          2            06/05/96         00
    0380470477                           01           08/01/96          0
    5330931                              O            07/01/26
    0


    1506246          936/728             F          375,000.00         ZZ
                                         360        374,766.91          1
    5324 STONEHURST DRIVE              8.375          2,850.28         48
                                       8.125          2,850.28      790,000.00
    MARTINEZ         CA   94553          2            05/06/96         00
    0380471574                           03           07/01/96          0
    6061287                              O            06/01/26
    0


    1506250          491/491             F          237,326.63         ZZ
                                         318        236,458.58          1
    15035 AVENIDA DEL RIO              8.250          1,840.05         77
                                       8.000          1,840.05      309,300.00
    CHINO HILLS      CA   91709          1            01/23/96         00
    3580466                              05           04/01/96          0
    3580466                              O            09/01/22
    0


    1506251          491/491             F          214,812.58         ZZ
                                         320        214,251.97          1
    566 GRAYSON WAY                    8.250          1,662.43         86
                                       8.000          1,662.43      251,000.00
    MILPITAS         CA   95035          1            02/02/96         11
    9771891                              03           05/01/96         17
    9771891                              O            12/01/22
    0


    1506252          936/728             F          380,000.00         ZZ
                                         360        379,775.64          1
    101 COLLINGWOOD ROAD               8.625          2,955.61         80
                                       8.375          2,955.61      475,000.00
    FAIRFIELD        CT   06432          1            05/31/96         00
    0380474644                           05           07/01/96          0
    6075642                              O            06/01/26
    0


    1506262          491/491             F          267,672.03         ZZ
                                         325        265,657.43          1
    770 CHOPIN DRIVE                   8.750          2,155.18         77
                                       8.500          2,155.18      348,000.00
1


    SUNNYVALE        CA   94087          1            09/08/95         00
    9799419                              05           12/01/95          0
    9799419                              O            12/01/22
    0


    1506263          964/728             F          184,000.00         ZZ
                                         360        183,888.53          1
    1105 CAMINANTE                     8.500          1,414.80         80
                                       8.250          1,414.80      230,000.00
    SAN CLEMENTE     CA   92672          1            05/16/96         00
    0380469198                           03           07/01/96          0
    18277                                O            06/01/26
    0


    1506265          964/728             F          340,000.00         ZZ
                                         360        339,799.26          1
    13 PRESTWICK COURT                 8.625          2,644.49         80
                                       8.375          2,644.49      425,000.00
    NOVATO           CA   94949          1            05/24/96         00
    0380478603                           05           07/01/96          0
    18091                                O            06/01/26
    0


    1506267          766/728             F          142,850.00         ZZ
                                         360        142,850.00          1
    11240 SW 93 STREET                 8.750          1,123.80         75
                                       8.500          1,123.80      190,500.00
    MIAMI            FL   33176          1            06/10/96         00
    0380468703                           05           08/01/96          0
    960Z0199                             O            07/01/26
    0


    1506268          765/728             F          292,500.00         ZZ
                                         360        292,500.00          1
    944 NORTH WAKONDA STREET           8.625          2,275.04         95
                                       8.375          2,275.04      310,500.00
    FLAGSTAFF        AZ   86004          4            06/04/96         11
    0380486697                           03           08/01/96         30
    102708                               O            07/01/26
    0


    1506273          664/728             F          480,000.00         ZZ
                                         360        480,000.00          1
    200 CHATEAU DRIVE                  8.125          3,563.99         75
                                       7.875          3,563.99      645,000.00
    LOS ALTOS        CA   94022          1            06/03/96         00
    0380471822                           05           08/01/96          0
    2152478                              O            07/01/26
    0
1




    1506280          375/728             F          120,000.00         ZZ
                                         360        119,921.50          1
    127 BROOKWOOD DRIVE                8.125            891.00         35
                                       7.875            891.00      350,000.00
    SANTA CRUZ       CA   95065          5            05/28/96         00
    0380468059                           05           07/01/96          0
    UNKNOWN                              O            06/01/26
    0


    1506306          744/728             F          248,000.00         ZZ
                                         360        248,000.00          1
    1629 MORELAND DRIVE                8.875          1,973.20         80
                                       8.625          1,973.20      310,000.00
    ALAMEDA          CA   94501          1            06/05/96         00
    0380472044                           05           08/01/96          0
    77671                                O            07/01/26
    0


    1506307          E22/728             F          184,000.00         ZZ
                                         360        183,888.53          1
    336 POPE STREET                    8.500          1,414.80         80
                                       8.250          1,414.80      230,000.00
    SAN FRANCISCO    CA   94112          2            05/22/96         00
    0410151690                           07           07/01/96          0
    410151690                            O            06/01/26
    0


    1506320          E85/728             F          324,000.00         ZZ
                                         360        324,000.00          1
    24 WOODLEAF COURT                  8.750          2,548.91         80
                                       8.500          2,548.91      405,000.00
    NOVATO           CA   94945          1            06/01/96         00
    0380476847                           05           08/01/96          0
    9600063                              O            07/01/26
    0


    1506329          491/491             F          231,286.17         ZZ
                                         303        230,345.43          1
    231 BALBOA DRIVE                   8.125          1,798.81         76
                                       7.875          1,798.81      305,825.00
    MILPITAS         CA   95035          1            01/02/96         00
    4901444                              05           04/01/96          0
    4901444                              O            06/01/21
    0


    1506334          491/491             F          193,054.96         ZZ
                                         307        192,707.38          1
1


    2036 NORTH TURQUOISE CIRCLE        8.625          1,560.75         86
                                       8.375          1,560.75      226,500.00
    CHINO HILLS      CA   91709          1            03/06/96         11
    5484928                              05           06/01/96         17
    5484928                              O            12/01/21
    0


    1506336          E22/728             F           51,700.00         ZZ
                                         360         51,700.00          1
    121 NAUTILUS DRIVE UNIT # 88       8.750            406.72         71
                                       8.500            406.72       73,000.00
    SAN FRANCISCO    CA   94124          2            05/28/96         00
    0410150676                           01           08/01/96          0
    410150676                            O            07/01/26
    0


    1506341          491/491             F          407,496.65         ZZ
                                         329        406,138.38          1
    1086 VALLEY VIEW COURT             8.125          3,095.23         61
                                       7.875          3,095.23      675,000.00
    LOS ALTOS        CA   94024          5            01/29/96         00
    7863322                              05           04/01/96          0
    7863322                              O            08/01/23
    0


    1506342          491/491             F          216,291.44         ZZ
                                         320        215,129.27          1
    1313 NORTH KEYSTONE STREET         8.250          1,673.88         76
                                       8.000          1,673.88      285,000.00
    BURBANK          CA   91506          2            01/04/96         00
    9680837                              05           04/01/96          0
    9680837                              O            11/01/22
    0


    1506343          491/491             F          481,537.22         ZZ
                                         323        481,121.87          1
    20935 BOWHILL COURT                8.125          3,675.76         51
                                       7.875          3,675.76      950,000.00
    SARATOGA         CA   95070          2            04/05/96         00
    7955863                              05           07/01/96          0
    7955863                              O            05/01/23
    0


    1506344          491/491             F          206,593.04         ZZ
                                         318        205,876.25          1
    130 AVENIDA BUENA VENTURA          8.375          1,619.18         87
                                       8.125          1,619.18      240,000.00
    SAN CLEMENTE     CA   92672          1            01/09/96         11
    3392457                              05           04/01/96         17
1


    3392457                              O            09/01/22
    0


    1506347          491/491             F          270,635.14         ZZ
                                         314        269,645.26          1
    255 SOUTH GRAND OAKS               8.250          2,105.55         86
                                       8.000          2,105.55      315,000.00
    PASADENA         CA   91107          2            01/04/96         11
    3251381                              05           04/01/96         17
    3251381                              O            05/01/22
    0


    1506351          491/491             F          207,935.63         ZZ
                                         298        206,938.53          1
    401 EAST SWALLOW COURT             8.750          1,712.73         85
                                       8.500          1,712.73      245,000.00
    FRESNO           CA   93720          1            12/28/95         04
    4749081                              03           03/01/96         17
    4749081                              O            12/01/20
    0


    1506365          253/253             F          360,000.00         ZZ
                                         360        360,000.00          1
    1904 CRESSON DRIVE                 8.750          2,832.13         75
                                       8.500          2,832.13      485,000.00
    SOUTHLAKE        TX   76092          4            06/28/96         00
    319684                               05           08/01/96          0
    319684                               O            07/01/26
    0


    1506367          966/728             F          260,000.00         ZZ
                                         360        260,000.00          1
    2551 MAIL ROUTE ROAD               9.375          2,162.55         80
                                       9.125          2,162.55      325,000.00
    FISCHER          TX   78623          1            07/02/96         00
    0380487745                           05           08/01/96          0
    UNKNOWN                              O            07/01/26
    0


    1506372          491/491             F          236,155.91         ZZ
                                         318        235,128.12          1
    223 SAN FELIPE WAY                 8.375          1,850.88         87
                                       8.125          1,850.88      273,500.00
    NOVATO           CA   94945          1            12/26/95         01
    9274731                              05           03/01/96         17
    9274731                              O            08/01/22
    0


1


    1506374          491/491             F          269,715.60         ZZ
                                         321        268,148.25          1
    1029 ENCINO AVENUE                 8.750          2,178.15         75
                                       8.500          2,178.15      360,000.00
    ARCADIA          CA   91006          2            10/31/95         00
    9263924                              05           01/01/96          0
    9263924                              O            09/01/22
    0


    1506375          491/491             F          580,372.88         ZZ
                                         326        577,999.52          1
    4264 WHISPERING PINES CT           8.375          4,518.61         69
                                       8.125          4,518.61      845,000.00
    LOS ANGELES      CA   91316          2            12/15/95         00
    9251588                              05           03/01/96          0
    9251588                              O            04/01/23
    0


    1506387          E22/728             F          203,000.00         ZZ
                                         360        203,000.00          1
    6643 BEAVER CREEK                  8.750          1,597.01         71
                                       8.500          1,597.01      289,900.00
    WASHINGTON TWP   MI   48094          1            06/06/96         00
    0410141022                           05           08/01/96          0
    410141022                            O            07/01/26
    0


    1506400          E22/728             F          260,000.00         ZZ
                                         360        260,000.00          1
    951 CALLE VERDE                    8.750          2,045.42         80
                                       8.500          2,045.42      325,000.00
    MARTINEZ         CA   94553          1            05/28/96         00
    0410037766                           03           08/01/96          0
    410037766                            O            07/01/26
    0


    1506443          025/025             F          297,800.00         ZZ
                                         360        297,600.18          1
    225 BEL AIRE LOOP                  8.000          2,185.15         80
                                       7.750          2,185.15      372,260.00
    FAYETTEVILLE     GA   30215          1            05/22/96         00
    531493                               03           07/01/96          0
    531493                               O            06/01/26
    0


    1506460          828/728             F          534,800.00         ZZ
                                         360        534,800.00          1
    4009 MCFARLIN BLVD                 9.125          4,351.31         74
                                       8.875          4,351.31      724,022.00
1


    UNIVERSITY PARK  TX   75205          1            06/12/96         00
    0380469792                           05           08/01/96          0
    55010047                             O            07/01/26
    0


    1506482          439/728             F          372,000.00         ZZ
                                         360        372,000.00          1
    1520 CURTIS AVENUE                 8.450          2,847.19         80
                                       8.200          2,847.19      465,000.00
    MANHATTAN BEACH  CA   90266          1            05/30/96         00
    0380466673                           05           08/01/96          0
    18551184                             O            07/01/26
    0


    1506487          439/728             F          300,000.00         ZZ
                                         360        300,000.00          1
    593 CALIFORNIA WAY                 8.450          2,296.12         48
                                       8.200          2,296.12      627,500.00
    REDWOOD CITY     CA   94062          1            06/03/96         00
    0380467085                           05           08/01/96          0
    18553917                             O            07/01/26
    0


    1506493          439/728             F          272,000.00         ZZ
                                         360        271,843.50          1
    20 FIRST AVENUE                    8.750          2,139.83         80
                                       8.500          2,139.83      340,000.00
    NYACK            NY   10960          1            05/31/96         00
    0380466939                           05           07/01/96          0
    18636359                             O            06/01/26
    0


    1506495          E57/728             F          248,000.00         ZZ
                                         360        247,860.97          1
    24256 VIA SANTA CLARA              8.875          1,973.20         80
                                       8.625          1,973.20      310,000.00
    MISSION VIEJO    CA   92692          1            05/30/96         00
    0380477357                           05           07/01/96          0
    48462005000                          O            06/01/26
    0


    1506500          111/111             F          600,000.00         ZZ
                                         360        599,627.07          1
    712 NORTH APLINE DRIVE             8.375          4,560.43         27
                                       8.125          4,560.43    2,265,125.00
    BEVERLY HILLS    CA   90210          1            05/31/96         00
    681254                               05           07/01/96          0
    681254                               O            06/01/26
    0
1




    1506501          111/111             F          453,675.00         ZZ
                                         360        453,400.16          1
    1131 LINCOLN AVENUE                8.500          3,488.37         51
                                       8.250          3,488.37      895,000.00
    PALO ALTO        CA   94301          1            05/24/96         00
    684333                               05           07/01/96          0
    684333                               O            06/01/26
    0


    1506508          171/728             F          400,000.00         ZZ
                                         360        399,763.84          1
    2424 OUR HILL LANE                 8.625          3,111.16         73
                                       8.375          3,111.16      550,000.00
    PASO ROBLES      CA   93446          5            05/24/96         00
    0380468018                           05           07/01/96          0
    58073557                             O            06/01/26
    0


    1506514          B74/728             F          391,900.00         ZZ
                                         360        391,900.00          1
    418 NORTH DOWNEY LANE              8.875          3,118.13         80
                                       8.625          3,118.13      489,900.00
    PLACENTIA        CA   92670          1            06/11/96         00
    0380474818                           05           08/01/96          0
    961920                               O            07/01/26
    0


    1506515          559/728             F          359,200.00         ZZ
                                         360        359,200.00          1
    2031 TAMPA AVENUE                  8.375          2,730.18         80
                                       8.125          2,730.18      449,000.00
    OAKLAND          CA   94611          1            06/04/96         00
    0380470634                           05           08/01/96          0
    5327713                              O            07/01/26
    0


    1506522          F16/728             F          216,000.00         ZZ
                                         360        216,000.00          1
    4203 NORTH LYMAN STREET            8.875          1,718.60         80
                                       8.625          1,718.60      270,000.00
    COVINA           CA   91724          1            06/04/96         00
    0380472309                           05           08/01/96          0
    96815067                             O            07/01/26
    0


    1506534          387/387             F          440,000.00         ZZ
                                         360        439,726.51          1
1


    2233 MARINER DRIVE                 8.375          3,344.32         75
                                       8.125          3,344.32      589,000.00
    LONGMONT         CO   80503          4            05/07/96         00
    774620                               03           07/01/96          0
    774620                               O            06/01/26
    0


    1506539          976/728             F          375,000.00         ZZ
                                         360        375,000.00          1
    9496 LYNNHALL PLACE                8.500          2,883.43         79
                                       8.250          2,883.43      475,000.00
    ALEXANDRIA       VA   22309          1            06/07/96         00
    0380475427                           05           08/01/96          0
    081151                               O            07/01/26
    0


    1506541          976/728             F          227,600.00         ZZ
                                         360        227,600.00          1
    24335 EAST SUNNYCREST COURT        8.500          1,750.05         80
                                       8.250          1,750.05      284,500.00
    DIAMOND BAR      CA   91765          1            06/04/96         00
    0380470535                           05           08/01/96          0
    144686                               O            07/01/26
    0


    1506543          976/728             F          332,000.00         ZZ
                                         360        332,000.00          1
    11 OLD FARM ROAD                   9.125          2,701.27         69
                                       8.875          2,701.27      485,000.00
    HOPKINTON        MA   01748          2            06/05/96         00
    0380471384                           05           08/01/96          0
    866433                               O            07/01/26
    0


    1506545          976/728             F          372,800.00         ZZ
                                         360        372,800.00          1
    1284 HOLMBY AVENUE                 8.500          2,866.51         80
                                       8.250          2,866.51      466,000.00
    LOS ANGELES      CA   90024          1            06/03/96         00
    0380471368                           05           08/01/96          0
    084557                               O            07/01/26
    0


    1506557          E57/728             F          229,500.00         ZZ
                                         360        229,371.33          1
    25072 EATON LANE                   8.875          1,826.01         90
                                       8.625          1,826.01      255,000.00
    LAGUNA NIGUEL    CA   92677          1            05/20/96         12
    0380472135                           03           07/01/96         25
1


    48412005120                          O            06/01/26
    0


    1506560          776/728             F          200,000.00         ZZ
                                         360        199,878.84          1
    200 RAMONA ROAD                    8.500          1,537.83         37
                                       8.250          1,537.83      545,000.00
    PORTOLA VALLEY   CA   94028          2            05/23/96         00
    0380472804                           05           07/01/96          0
    623472                               O            06/01/26
    0


    1506561          776/728             F          330,000.00         ZZ
                                         360        329,794.89          1
    11021 CREEK ROAD                   8.375          2,508.24         72
                                       8.125          2,508.24      460,000.00
    OJAI             CA   93023          2            05/22/96         00
    0380472846                           05           07/01/96          0
    7328824                              O            06/01/26
    0


    1506563          776/728             F          305,000.00         ZZ
                                         360        304,829.01          1
    22565 LA QUILLA DRIVE              8.875          2,426.72         42
                                       8.625          2,426.72      730,000.00
    CHATSWORTH AREA  CA   91311          2            05/24/96         00
    0380473166                           03           07/01/96          0
    6132661                              O            06/01/26
    0


    1506565          776/728             F          333,750.00         ZZ
                                         360        333,531.69          1
    1967 LA FRANCE AVENUE              8.125          2,478.08         75
                                       7.875          2,478.08      445,000.00
    SOUTH PASADENA   CA   91030          5            05/24/96         00
    0380473174                           05           07/01/96          0
    2130979                              O            06/01/26
    0


    1506566          776/728             F          315,000.00         ZZ
                                         360        314,804.21          1
    1641 GARST LANE                    8.375          2,394.23         65
                                       8.125          2,394.23      490,000.00
    OJAI AREA        CA   93023          2            05/20/96         00
    0380472838                           05           07/01/96          0
    7328819                              O            06/01/26
    0


1


    1506571          664/728             F          235,125.00         ZZ
                                         360        235,125.00          1
    1098 CAPTAINS                      8.875          1,870.77         95
                                       8.625          1,870.77      247,500.00
    WHEELING         IL   60090          1            06/12/96         11
    0380472812                           05           08/01/96         30
    2190015                              O            07/01/26
    0


    1506572          624/728             F          275,000.00         ZZ
                                         360        275,000.00          1
    94 DE LA GUERRA ROAD               8.750          2,163.43         77
                                       8.500          2,163.43      359,000.00
    SAN RAFAEL       CA   94903          1            06/04/96         00
    0380471103                           05           08/01/96          0
    46002060036                          O            07/01/26
    0


    1506612          E26/728             F          276,000.00         ZZ
                                         360        275,832.79          1
    1150 RIVER BAY ROAD                8.500          2,122.21         80
                                       8.250          2,122.21      345,000.00
    ANNAPOLIS        MD   21401          1            05/31/96         00
    0380472994                           05           07/01/96          0
    431040                               O            06/01/26
    0


    1506613          195/728             F          400,000.00         ZZ
                                         360        400,000.00          1
    71 SPRING HILL ROAD                7.875          2,900.28         64
                                       7.625          2,900.28      625,000.00
    FRANKLIN TOWNSH  NJ   08801          1            06/12/96         00
    0380477019                           05           08/01/96          0
    49853                                O            07/01/26
    0


    1506636          E22/728             F          122,000.00         ZZ
                                         360        122,000.00          1
    14411 TANGLEWOOD DRIVE             9.000            981.64         80
                                       8.750            981.64      152,500.00
    FARMERS BRANCH   TX   75234          1            06/05/96         00
    0410134456                           05           08/01/96          0
    410134456                            O            07/01/26
    0


    1506679          439/728             F          335,200.00         ZZ
                                         360        335,018.80          1
    135 AYER AVENUE                    9.050          2,709.17         90
                                       8.800          2,709.17      372,500.00
1


    SAN JOSE         CA   95110          1            05/17/96         10
    0380467002                           05           07/01/96         25
    18515619                             O            06/01/26
    0


    1506700          455/728             F          224,000.00         ZZ
                                         360        223,877.64          1
    1450 MATTHEWS ROAD                 9.000          1,802.36         80
                                       8.750          1,802.36      280,000.00
    JASPER           GA   30143          1            05/30/96         00
    0380471053                           05           07/01/96          0
    51888                                O            06/01/26
    0


    1506718          575/728             F          350,000.00         ZZ
                                         360        349,776.82          1
    313 SOUTH GASKINS ROAD             8.250          2,629.43         50
                                       8.000          2,629.43      700,000.00
    RICHMOND         VA   23229          1            05/09/96         00
    0380471301                           05           07/01/96          0
    411007354                            O            06/01/26
    0


    1506721          575/728             F          294,300.00         ZZ
                                         360        294,121.71          1
    801 QUAIL POINT COVE               8.500          2,262.91         88
                                       8.250          2,262.91      336,000.00
    VIRGINIA BEACH   VA   23454          1            05/30/96         14
    0380471251                           05           07/01/96         25
    415010908                            O            06/01/26
    0


    1506730          575/728             F          326,000.00         ZZ
                                         360        325,786.75          1
    6318 BRADLEY BLVD.                 8.125          2,420.54         80
                                       7.875          2,420.54      407,550.00
    BETHESDA         MD   20817          1            05/14/96         00
    0380471137                           05           07/01/96          0
    421014542                            O            06/01/26
    0


    1506742          575/728             F          266,000.00         ZZ
                                         360        265,650.82          1
    17 KENT GARDENS CIRCLE             8.125          1,975.04         95
                                       7.875          1,975.04      280,000.00
    GAITHERSBURG     MD   20787          1            04/29/96         14
    0380471202                           09           06/01/96         30
    452001181                            O            05/01/26
    0
1




    1506751          893/728             F          479,950.00         ZZ
                                         360        479,950.00          1
    728 MURPHY DRIVE                   8.500          3,690.40         80
                                       8.250          3,690.40      599,950.00
    SAN MATEO        CA   94402          1            06/12/96         00
    0380475609                           05           08/01/96          0
    61296                                O            07/01/26
    0


    1506767          575/728             F          235,450.00         ZZ
                                         360        235,321.40          1
    13506 HOFFMAN COURT                9.000          1,894.48         95
                                       8.750          1,894.48      247,875.00
    BOWIE            MD   20721          1            05/29/96         14
    0380471319                           03           07/01/96         30
    470003542                            O            06/01/26
    0


    1506769          731/728             F          249,300.00         ZZ
                                         360        249,300.00          1
    1922 WEST 237TH STREET             8.750          1,961.24         90
                                       8.500          1,961.24      277,000.00
    TORRANCE         CA   90501          1            06/10/96         10
    0380472150                           05           08/01/96         30
    411111816                            O            07/01/26
    0


    1506773          559/728             F          387,100.00         ZZ
                                         360        387,100.00          1
    1977 MATZEN RANCH CIRCLE           8.375          2,942.24         80
                                       8.125          2,942.24      483,991.00
    PETALUMA         CA   94954          1            06/10/96         00
    0380472481                           05           08/01/96          0
    5323415                              O            07/01/26
    0


    1506790          147/728             F          564,000.00         ZZ
                                         360        563,691.92          1
    18572 DORAL WAY                    9.000          4,538.08         80
                                       8.750          4,538.08      705,000.00
    TARZANA          CA   91356          1            05/13/96         00
    0380473968                           03           07/01/96          0
    425933                               O            06/01/26
    0


    1506793          685/728             F          191,200.00         ZZ
                                         360        191,200.00          1
1


    7957 GARDENIA AVENUE               9.000          1,538.44         80
                                       8.750          1,538.44      239,000.00
    RANCHO CUCAMONG  CA   91701          1            06/12/96         00
    0380473471                           05           08/01/96          0
    104779                               O            07/01/26
    0


    1506794          685/728             F          340,000.00         ZZ
                                         360        340,000.00          1
    5113 TOPEKA DRIVE                  9.000          2,735.72         80
                                       8.750          2,735.72      425,000.00
    TARZANA          CA   91356          1            06/11/96         00
    0380471087                           05           08/01/96          0
    104738                               O            07/01/26
    0


    1506796          976/728             F          325,000.00         ZZ
                                         360        325,000.00          1
    432 MORAGA WAY                     8.625          2,527.82         68
                                       8.375          2,527.82      484,875.00
    ORINDA           CA   94563          1            06/06/96         00
    0380474339                           05           08/01/96          0
    109570                               O            07/01/26
    0


    1506797          696/728             F          308,000.00         ZZ
                                         360        308,000.00          1
    1159 TAJI COURT                    8.250          2,313.90         80
                                       8.000          2,313.90      385,000.00
    HERNDON          VA   22070          1            06/06/96         00
    0380481722                           05           08/01/96          0
    8017836                              O            07/01/26
    0


    1506847          E22/728             F           90,000.00         ZZ
                                         360         89,948.22          1
    3688 WAGONWHEEL ROAD               8.750            708.03         75
                                       8.500            708.03      120,000.00
    EDMOND           OK   73034          1            05/17/96         00
    0410179162                           05           07/01/96          0
    410179162                            O            06/01/26
    0


    1506850          E22/728             F          488,000.00         ZZ
                                         360        487,696.68          1
    2525 NORTH NELSON STREET           8.375          3,709.15         80
                                       8.125          3,709.15      610,000.00
    ARLINGTON        VA   22207          1            05/29/96         00
    0410116230                           05           07/01/96          0
1


    410116230                            O            06/01/26
    0


    1506865          439/728             F          240,000.00         ZZ
                                         360        240,000.00          1
    970 EASY STREET                    8.400          1,828.42         80
                                       8.150          1,828.42      303,000.00
    MORGAN HILL      CA   95037          1            05/30/96         00
    0380468109                           05           08/01/96          0
    18546374                             O            07/01/26
    0


    1506866          439/728             F          259,900.00         ZZ
                                         360        259,748.91          1
    11 LAGOON COURT                    8.700          2,035.37         57
                                       8.450          2,035.37      459,900.00
    SAN RAFAEL       CA   94903          1            05/16/96         00
    0380467945                           05           07/01/96          0
    18564492                             O            06/01/26
    0


    1506878          313/728             F          150,000.00         ZZ
                                         360        150,000.00          1
    3079 BETHANY CHURCH RD             9.000          1,206.94         61
                                       8.750          1,206.94      248,000.00
    LITHONIA         GA   30058          5            06/06/96         00
    0380469594                           05           08/01/96          0
    5792403                              O            07/01/26
    0


    1506885          758/728             F          549,600.00         ZZ
                                         360        549,600.00          1
    6636 VANDERBILT AVENUE             8.500          4,225.95         80
                                       8.250          4,225.95      687,000.00
    HOUSTON          TX   77005          1            06/12/96         00
    0380479221                           05           08/01/96          0
    UNKNOWN                              O            07/01/26
    0


    1506943          232/232             F          112,000.00         ZZ
                                         360        111,932.14          1
    79 OLD UPTON ROAD                  8.500            861.19         31
                                       8.250            861.19      363,000.00
    GRAFTON          MA   01519          2            05/20/96         00
    12959929                             05           07/01/96          0
    12959929                             O            06/01/26
    0


1


    1506948          B73/728             F          215,000.00         ZZ
                                         360        214,891.43          1
    2132 SAWMILL GULCH RD              9.375          1,788.26         46
                                       9.125          1,788.26      470,000.00
    GOLDEN           CO   80401          2            06/04/96         00
    0380470287                           05           07/01/96          0
    7636160                              O            06/01/26
    0


    1506958          696/728             F          266,800.00         ZZ
                                         360        266,800.00          1
    1563 TRAILS EDGE LANE              8.250          2,004.38         80
                                       8.000          2,004.38      333,500.00
    RESTON           VA   22094          1            06/13/96         00
    0380477613                           03           08/01/96          0
    8017834                              O            07/01/26
    0


    1506963          450/728             F          261,000.00         ZZ
                                         360        260,837.77          1
    73094 HIDDEN CREEK                 8.375          1,983.79         90
                                       8.125          1,983.79      290,000.00
    BRUCE TOWNSHIP   MI   48065          1            05/31/96         01
    0380471327                           05           07/01/96         25
    4171641                              O            06/01/26
    0


    1506979          E22/728             F          456,800.00         ZZ
                                         360        456,530.31          1
    3501 SEAGLEN DRIVE                 8.625          3,552.94         80
                                       8.375          3,552.94      571,000.00
    RANCHO PALOS VE  CA   90275          1            05/14/96         00
    0410037725                           05           07/01/96          0
    410037725                            O            06/01/26
    0


    1507005          069/728             F          252,000.00         ZZ
                                         360        252,000.00          1
    19311 HALSTED STREET               8.500          1,937.67         80
    NORTHRIDGE AREA                    8.250          1,937.67      315,000.00
    LOS ANGELES      CA   91324          1            05/30/96         00
    0380472200                           05           08/01/96          0
    2362110047                           O            07/01/26
    0


    1507006          069/728             F          175,000.00         ZZ
                                         360        174,896.67          1
    18670 KROSS ROAD                   8.625          1,361.14         74
                                       8.375          1,361.14      239,000.00
1


    RIVERSIDE        CA   92508          4            05/21/96         00
    0380472358                           05           07/01/96          0
    2362107340                           O            06/01/26
    0


    1507010          E22/728             F          410,000.00         ZZ
                                         360        410,000.00          1
    9116 N KENNETH                     8.750          3,225.47         59
                                       8.500          3,225.47      700,000.00
    SKOKIE           IL   60076          4            05/29/96         00
    0410102289                           05           08/01/96          0
    410102289                            O            07/01/26
    0


    1507012          559/728             F          320,000.00         ZZ
                                         360        320,000.00          1
    7208 EMANI DRIVE                   8.625          2,488.93         66
                                       8.375          2,488.93      490,000.00
    SAN JOSE         CA   95120          1            06/05/96         00
    0380476714                           05           08/01/96          0
    5331079                              O            07/01/26
    0


    1507013          696/728             F          288,800.00         ZZ
                                         360        288,800.00          1
    10279 GAINSBOROUGH ROAD            9.000          2,323.75         80
                                       8.750          2,323.75      361,500.00
    POTOMAC          MD   20854          1            06/14/96         00
    0380477639                           03           08/01/96          0
    3114186                              O            07/01/26
    0


    1507021          624/728             F          600,000.00         ZZ
                                         360        599,636.51          1
    1883 EAST FOXBOROUGH LANE          8.500          4,613.48         75
                                       8.250          4,613.48      805,000.00
    DRAPER           UT   84020          5            05/17/96         00
    0380473745                           05           07/01/96          0
    65000160016                          O            06/01/26
    0


    1507029          F30/728             F          231,200.00         T
                                         360        231,200.00          1
    1086 STONEBRIDGE CIRCLE            8.500          1,777.73         80
                                       8.250          1,777.73      289,000.00
    PARK CITY        UT   84060          1            06/04/96         00
    0380476151                           03           08/01/96          0
    100397                               O            07/01/26
    0
1




    1507035          765/728             F          292,000.00         ZZ
                                         360        292,000.00          1
    860 DEVORE AVENUE                  9.125          2,375.81         80
                                       8.875          2,375.81      365,000.00
    SIMI VALLEY      CA   93065          1            06/06/96         00
    0380472952                           05           08/01/96          0
    315104                               O            07/01/26
    0


    1507044          147/728             F          212,000.00         ZZ
                                         360        211,881.15          1
    11345 MORENO AVENUE                8.875          1,686.77         80
                                       8.625          1,686.77      265,000.00
    LAKESIDE         CA   92040          1            05/16/96         00
    0380473950                           05           07/01/96          0
    620043                               O            06/01/26
    0


    1507046          147/728             F           60,000.00         ZZ
                                         360         59,965.47          1
    7860 EAST CAMELBACK ROAD           8.750            472.03         52
    UNIT #104                          8.500            472.03      116,500.00
    SCOTTSDALE       AZ   85251          1            05/20/96         00
    0380473208                           01           07/01/96          0
    485159                               O            06/01/26
    0


    1507047          147/728             F          150,000.00         ZZ
                                         360        149,822.24          1
    8905 TAVISTOCK COURT               8.625          1,166.69         21
                                       8.375          1,166.69      732,013.00
    LAS VEGAS        NV   89134          1            04/26/96         00
    0380488180                           03           06/01/96          0
    785881                               O            05/01/26
    0


    1507048          147/728             F          383,000.00         ZZ
                                         360        382,509.86          1
    95-764 LANIPAA STREET              8.250          2,877.36         74
                                       8.000          2,877.36      520,000.00
    MILILANI         HI   96789          2            04/26/96         00
    0380475229                           03           06/01/96          0
    762338                               O            05/01/26
    0


    1507136          776/728             F          580,000.00         ZZ
                                         360        580,000.00          1
1


    4430 HAVENHURST AVENUE             9.000          4,666.81         80
    ENCINO AREA                        8.750          4,666.81      725,000.00
    LOS ANGELES      CA   91436          1            06/03/96         00
    0380474891                           05           08/01/96          0
    2132820                              O            07/01/26
    0


    1507138          776/728             F          344,000.00         ZZ
                                         360        344,000.00          1
    2431 MICHELTORENA STREET           9.000          2,767.90         80
                                       8.750          2,767.90      430,000.00
    LOS ANGELES      CA   90039          1            06/03/96         00
    0380475708                           05           08/01/96          0
    2130330                              O            07/01/26
    0


    1507143          776/728             F          280,000.00         ZZ
                                         360        280,000.00          1
    19831 HENSHAW STREET               8.625          2,177.81         80
    (WOODLAND  HILLS AREA)             8.375          2,177.81      350,000.00
    LOS ANGELES      CA   91364          1            06/05/96         00
    0380474677                           05           08/01/96          0
    2132800                              O            07/01/26
    0


    1507145          776/728             F          240,000.00         ZZ
                                         360        240,000.00          1
    6740 AUBURN FOLSOM ROAD            8.750          1,888.09         80
                                       8.500          1,888.09      300,000.00
    LOOMIS           CA   95650          1            06/06/96         00
    0380475666                           05           08/01/96          0
    6233617                              O            07/01/26
    0


    1507186          F30/728             F          291,000.00         ZZ
                                         360        291,000.00          1
    2544 NORTH 530 EAST                8.750          2,289.30         75
                                       8.500          2,289.30      390,000.00
    PROVO            UT   84604          5            06/11/96         00
    0380476995                           05           08/01/96          0
    100431                               O            07/01/26
    0


    1507213          209/728             F          380,000.00         ZZ
                                         360        379,763.80          1
    24 WEST IRVING STREET              8.375          2,888.28         80
                                       8.125          2,888.28      475,000.00
    CHEVY CHASE      MD   20815          1            05/10/96         00
    0380477969                           05           07/01/96          0
1


    961622034                            O            06/01/26
    0


    1507219          480/728             F          221,450.00         ZZ
                                         360        221,301.41          1
    CALLE ENCINA                       8.000          1,624.92         77
                                       7.750          1,624.92      290,480.00
    SIERRA VISTA     AZ   85635          1            05/22/96         00
    0380480286                           05           07/01/96          0
    1640366                              O            06/01/26
    0


    1507222          209/728             F          415,550.00         ZZ
                                         360        415,278.17          1
    8941 FALLS FARM DRIVE              8.125          3,085.45         80
                                       7.875          3,085.45      519,490.00
    POTOMAC          MD   20854          1            05/15/96         00
    0380478009                           05           07/01/96          0
    961590199                            O            06/01/26
    0


    1507257          209/728             F          479,200.00         ZZ
                                         360        478,632.13          1
    6416 GARNETT DRIVE                 8.625          3,727.17         80
                                       8.375          3,727.17      599,900.00
    CHEVY CHASE      MD   20815          1            04/30/96         00
    0380477985                           05           06/01/96          0
    961592344                            O            05/01/26
    0


    1507271          209/728             F          334,400.00         ZZ
                                         360        334,192.14          1
    5030 ESKRIDGE TERRACE, N.W.        8.375          2,541.69         80
                                       8.125          2,541.69      418,000.00
    WASHINGTON       DC   20016          1            05/24/96         00
    0380477910                           05           07/01/96          0
    961630573                            O            06/01/26
    0


    1507273          696/728             F          252,000.00         ZZ
                                         360        252,000.00          1
    4714 DOVER ROAD                    7.750          1,805.36         80
                                       7.500          1,805.36      315,000.00
    BETHESDA         MD   20816          1            06/12/96         00
    0380477779                           05           08/01/96          0
    3124233                              O            07/01/26
    0


1


    1507281          171/728             F          306,000.00         ZZ
                                         360        305,819.34          1
    2155 N.W. ASPEN AVENUE             8.625          2,380.04         90
                                       8.375          2,380.04      340,000.00
    PORTLAND         OR   97210          1            05/24/96         10
    0380477258                           05           07/01/96         25
    37090161                             O            06/01/26
    0


    1507283          171/728             F          305,000.00         ZZ
                                         360        305,000.00          1
    749 EAST HOLLAND AVENUE            8.875          2,426.72         80
                                       8.625          2,426.72      385,000.00
    FRESNO           CA   93704          1            06/04/96         00
    0380485400                           05           08/01/96          0
    45083685                             O            07/01/26
    0


    1507284          956/728             F          232,800.00         ZZ
                                         360        232,800.00          1
    578 LA VISTA ROAD                  8.500          1,790.03         80
                                       8.250          1,790.03      291,000.00
    WALNUT CREEK     CA   94598          1            06/07/96         00
    0380473703                           05           08/01/96          0
    606002                               O            07/01/26
    0


    1507289          637/728             F          218,000.00         ZZ
                                         360        218,000.00          1
    522 COLUMBUS STREET                9.125          1,773.72         95
                                       8.875          1,773.72      229,500.00
    EL GRANADA       CA   94018          1            06/01/96         11
    0380486713                           05           08/01/96         30
    9053968                              O            07/01/26
    0


    1507290          637/728             F          352,500.00         ZZ
                                         360        352,500.00          1
    1201 HARDSCRABBLE RD.              9.000          2,836.30         75
                                       8.750          2,836.30      470,000.00
    TOWN OF NEW CAS  NY   10514          1            06/14/96         00
    0380486465                           05           08/01/96          0
    9105743                              O            07/01/26
    0


    1507291          201/728             F          216,600.00         ZZ
                                         360        216,472.11          1
    27 DRIFTING WIND RUN               8.625          1,684.70         95
                                       8.375          1,684.70      228,000.00
1


    AUSTIN           TX   78738          1            05/29/96         10
    0380479155                           03           07/01/96         25
    4200908434                           O            06/01/26
    0


    1507292          637/728             F          277,500.00         ZZ
                                         360        277,500.00          1
    120 WOODBROOK ROAD                 8.750          2,183.10         75
                                       8.500          2,183.10      370,000.00
    WHITE PLAINS     NY   10605          1            06/05/96         00
    0380486507                           01           08/01/96          0
    4742664                              O            07/01/26
    0


    1507294          637/728             F           75,000.00         ZZ
                                         360         75,000.00          1
    18 HUBBARD AVENUE                  8.875            596.74         56
                                       8.625            596.74      136,000.00
    FREEPORT         NY   11520          1            06/03/96         00
    0380486747                           05           08/01/96          0
    9102658                              O            07/01/26
    0


    1507296          637/728             F          160,000.00         ZZ
                                         360        160,000.00          1
    210 WEST BAY DRIVE                 8.625          1,244.47         64
                                       8.375          1,244.47      250,000.00
    LONG BEACH       NY   11561          2            05/31/96         00
    0380487802                           05           08/01/96          0
    4738654                              O            07/01/26
    0


    1507303          069/728             F          217,550.00         ZZ
                                         360        217,305.16          1
    14074 CRESCENTA WAY                8.875          1,730.93         95
                                       8.625          1,730.93      229,000.00
    RANCHO CUCAMONG  CA   91739          1            04/16/96         04
    0380475898                           05           06/01/96         30
    2022069649                           O            05/01/26
    0


    1507305          685/728             F          162,000.00         ZZ
                                         360        162,000.00          1
    45405 VIA JACA                     9.000          1,303.49         80
                                       8.750          1,303.49      203,600.00
    TEMECULA         CA   92592          1            06/17/96         00
    0380475138                           03           08/01/96          0
    104671                               O            07/01/26
    0
1




    1507306          776/728             F           66,000.00         ZZ
                                         360         65,961.04          1
    8535 WEST KNOLL DRIVE #203         8.625            513.34         57
                                       8.375            513.34      116,000.00
    WEST HOLLYWOOD   CA   90069          1            05/29/96         00
    0380475690                           01           07/01/96          0
    1132177                              O            06/01/26
    0


    1507307          776/728             F          305,000.00         ZZ
                                         360        304,815.23          1
    1121 STONESHEAD COURT              8.500          2,345.19         73
    (WESTLAKE VILLAGE AREA)            8.250          2,345.19      420,000.00
    THOUSAND OAKS    CA   91361          5            05/31/96         00
    0380485632                           05           07/01/96          0
    1131172                              O            06/01/26
    0


    1507308          776/728             F          199,900.00         ZZ
                                         360        199,900.00          1
    1833 RHEEM COURT                   8.375          1,519.39         80
                                       8.125          1,519.39      249,900.00
    PLEASANTON       CA   94588          1            06/03/96         00
    0380480401                           05           08/01/96          0
    6232090                              O            07/01/26
    0


    1507309          776/728             F          200,000.00         ZZ
                                         360        200,000.00          1
    18080 JOSEPH DRIVE                 9.125          1,627.27         80
                                       8.875          1,627.27      250,000.00
    CASTRO VALLEY    CA   94546          1            06/04/96         00
    0380480161                           05           08/01/96          0
    2333375                              O            07/01/26
    0


    1507311          731/728             F          138,800.00         ZZ
                                         360        138,800.00          1
    3818 EAST BAYSIDE STREET           8.750          1,091.94         80
                                       8.500          1,091.94      173,500.00
    SIMI VALLEY      CA   93063          1            06/04/96         00
    0380474859                           05           08/01/96          0
    8000274                              O            07/01/26
    0


    1507316          385/385             F          262,934.52         ZZ
                                         341        262,336.05          1
1


    6043 PINE VALLEY DRIVE             8.125          1,978.43         79
                                       7.875          1,978.43      335,000.00
    ORLANDO          FL   32819          1            02/07/96         00
    9094071799                           03           05/01/96          0
    9094071799                           O            09/01/24
    0


    1508083          E22/728             F          247,800.00         ZZ
                                         360        247,664.65          1
    16434 SEGOVIA CIRCLE SOUTH         9.000          1,993.85         90
                                       8.750          1,993.85      275,397.00
    PEMBROKE PINES   FL   33331          1            06/06/96         11
    0410114318                           03           07/01/96         25
    410114318                            O            06/01/26
    0


    1508094          E22/728             F           98,850.00         ZZ
                                         360         98,788.56          1
    119 SOUTH WINTERPORT CIRCLE        8.375            751.33         80
                                       8.125            751.33      123,586.00
    THE WOODLANDS    TX   77382          1            05/31/96         00
    0410128979                           03           07/01/96          0
    410128979                            O            06/01/26
    0


    1508106          E22/728             F          875,000.00         ZZ
                                         360        875,000.00          1
    972 PALISADES BEACH ROAD           9.000          7,040.45         70
                                       8.750          7,040.45    1,250,000.00
    SANTA MONICA     CA   90403          1            06/10/96         00
    0410147904                           05           08/01/96          0
    410147904                            O            07/01/26
    0


    1508220          696/728             F          395,000.00         ZZ
                                         360        395,000.00          1
    403 NORTH SAINT ASAPH STREET       8.625          3,072.27         80
                                       8.375          3,072.27      495,000.00
    ALEXANDRIA       VA   22314          1            06/14/96         00
    0380481326                           09           08/01/96          0
    2087961                              O            07/01/26
    0


    1508234          450/728             F          219,250.00         ZZ
                                         360        219,113.72          1
    4132 SOUTHWESTERN BOULEVARD        8.375          1,666.46         80
                                       8.125          1,666.46      274,083.00
    UNIVERSITY PARK  TX   75225          1            05/31/96         00
    0380472051                           05           07/01/96          0
1


    3879806                              O            06/01/26
    0


    1508269          A13/728             F          225,000.00         ZZ
                                         360        224,746.77          1
    331 WEST LAKE ROAD                 8.875          1,790.21         90
                                       8.625          1,790.21      250,000.00
    VERMILION        OH   44089          1            04/24/96         11
    0380475278                           01           06/01/96         25
    7151229                              O            05/01/26
    0


    1508293          601/728             F          300,000.00         ZZ
                                         360        300,000.00          1
    1209 SE 60TH AVENUE                8.125          2,227.50         77
                                       7.875          2,227.50      390,000.00
    PORTLAND         OR   97215          1            06/03/96         00
    0380481854                           05           08/01/96          0
    863860                               O            07/01/26
    0


    1508298          601/728             F          258,400.00         ZZ
                                         360        258,247.44          1
    1322 WEXFORD PL                    8.625          2,009.81         80
                                       8.375          2,009.81      323,000.00
    W PEORIA         IL   61615          1            05/15/96         00
    0380473067                           05           07/01/96          0
    1071960                              O            06/01/26
    0


    1508303          601/728             F          340,000.00         ZZ
                                         360        339,788.67          1
    RT 2 BOX 185                       8.375          2,584.25         80
                                       8.125          2,584.25      425,000.00
    KING WILLIAM     VA   23086          1            05/31/96         00
    0380473075                           05           07/01/96          0
    1074396                              O            06/01/26
    0


    1508308          069/728             F          231,950.00         ZZ
                                         360        231,802.09          1
    826 NORTH JENSEN PLACE             8.250          1,742.57         80
                                       8.000          1,742.57      289,960.00
    PLACENTIA        CA   92670          1            05/23/96         00
    0380476912                           03           07/01/96          0
    2362107985                           O            06/01/26
    0


1


    1508312          069/728             F          212,000.00         ZZ
                                         360        212,000.00          1
    12159 VIEWCREST ROAD               8.875          1,686.77         80
    STUDIO CITY AREA                   8.625          1,686.77      265,000.00
    LOS ANGELES      CA   91604          1            06/13/96         00
    0380476920                           05           08/01/96          0
    2362115657                           O            07/01/26
    0


    1508314          069/728             F          188,000.00         ZZ
                                         360        187,886.11          1
    14426 DUNBAR PLACE                 8.500          1,445.56         80
    SHERMAN OAKS AREA                  8.250          1,445.56      235,000.00
    LOS ANGELES      CA   91423          1            05/15/96         00
    0380476946                           05           07/01/96          0
    2362107100                           O            06/01/26
    0


    1508328          069/728             F          243,750.00         ZZ
                                         360        243,750.00          1
    820 NORTH HILLCREST DRIVE          8.875          1,939.39         75
                                       8.625          1,939.39      325,000.00
    POMONA           CA   91768          1            06/12/96         00
    0380477365                           05           08/01/96          0
    2362110815                           O            07/01/26
    0


    1508330          171/728             F          328,500.00         ZZ
                                         360        328,295.82          1
    403 OAK KNOLL DRIVE                8.375          2,496.84         90
                                       8.125          2,496.84      365,000.00
    GLENDORA         CA   91741          1            05/24/96         10
    0380478181                           05           07/01/96         25
    67093961                             O            06/01/26
    0


    1508332          171/728             F          348,000.00         T
                                         360        347,799.78          1
    271 TWIN RIDGE DRIVE               8.750          2,737.72         80
                                       8.500          2,737.72      435,000.00
    SAN LUIS OBISPO  CA   93405          1            05/17/96         00
    0380475567                           05           07/01/96          0
    48085317                             O            06/01/26
    0


    1508338          626/728             F          264,000.00         ZZ
                                         360        264,000.00          1
    2421 BRITTANY COURT                8.875          2,100.51         80
                                       8.625          2,100.51      330,000.00
1


    LODI             CA   95242          1            06/12/96         00
    0380476615                           03           08/01/96          0
    6627350                              O            07/01/26
    0


    1508349          964/728             F          320,000.00         ZZ
                                         360        320,000.00          1
    249 NORTH ALMENAR DRIVE            8.625          2,488.93         80
                                       8.375          2,488.93      400,000.00
    GREENBRAE        CA   94904          1            05/30/96         00
    0380474578                           05           08/01/96          0
    18584                                O            07/01/26
    0


    1508359          E92/728             F          347,750.00         ZZ
                                         360        347,555.04          1
    30650 LAHSER                       8.875          2,766.86         70
                                       8.625          2,766.86      500,000.00
    BEVERLY HILLS    MI   48025          2            05/29/96         00
    0380476656                           05           07/01/96          0
    0947307                              O            06/01/26
    0


    1508362          163/728             F          248,000.00         ZZ
                                         360        247,857.31          1
    2460 S. 31ST COURT                 8.750          1,951.02         80
                                       8.500          1,951.02      310,000.00
    RIDGEFIELD       WA   98642          1            05/16/96         00
    0380474206                           03           07/01/96          0
    215330204                            O            06/01/26
    0


    1508363          163/728             F          577,500.00         ZZ
                                         360        577,167.75          1
    1794 PORT TIFFIN CIRCLE            8.750          4,543.19         70
                                       8.500          4,543.19      825,000.00
    NEWPORT BEACH    CA   92660          1            05/17/96         00
    0380474123                           03           07/01/96          0
    215301023                            O            06/01/26
    0


    1508365          163/728             F          245,600.00         ZZ
                                         360        245,462.32          1
    96 E. FOREST LANE                  8.875          1,954.10         80
                                       8.625          1,954.10      307,000.00
    PALATINE         IL   60067          1            05/31/96         00
    0380474156                           05           07/01/96          0
    5342407                              O            06/01/26
    0
1




    1508366          163/728             F          286,000.00         ZZ
                                         360        285,808.10          1
    902 SALEM STREET                   8.000          2,098.57         78
                                       7.750          2,098.57      370,000.00
    VISTA            CA   92084          2            05/23/96         00
    0380474065                           05           07/01/96          0
    5333661                              O            06/01/26
    0


    1508389          163/728             F          243,000.00         ZZ
                                         360        242,867.26          1
    133 LARCHWOOD AVENUE               9.000          1,955.24         90
                                       8.750          1,955.24      270,000.00
    LONG BRANCH      NJ   07764          1            05/14/96         14
    0380474412                           05           07/01/96         25
    UNKNOWN                              O            06/01/26
    0


    1508390          163/728             F          252,000.00         ZZ
                                         240        251,610.55          1
    2474 BRIARHURST DRIVE              8.750          2,226.95         90
                                       8.500          2,226.95      280,000.00
    HIGHLANDS RANCH  CO   80126          1            05/31/96         04
    0380480112                           03           07/01/96         25
    215329347                            O            06/01/16
    0


    1508391          163/728             F          384,000.00         ZZ
                                         360        384,000.00          1
    1222 SUSSEX LANE                   8.375          2,918.68         80
                                       8.125          2,918.68      480,000.00
    NEWPORT BEACH    CA   92660          1            05/29/96         00
    0380474248                           05           08/01/96          0
    215337365                            O            07/01/26
    0


    1508392          163/728             F          244,400.00         ZZ
                                         360        244,251.95          1
    2555 GARFIELD STREET               8.500          1,879.22         80
                                       8.250          1,879.22      305,500.00
    EUGENE           OR   97405          1            05/23/96         00
    0380474180                           05           07/01/96          0
    215302724                            O            06/01/26
    0


    1508394          163/728             F          375,000.00         ZZ
                                         360        374,772.82          1
1


    10540 DEMOCRAT ROAD                8.500          2,883.43         47
                                       8.250          2,883.43      815,000.00
    PARKER           CO   80115          2            05/31/96         00
    0380474222                           03           07/01/96          0
    56084418                             O            06/01/26
    0


    1508395          163/728             F          307,500.00         ZZ
                                         360        307,500.00          1
    7260 FISHBACK HILL LANE            8.375          2,337.22         75
                                       8.125          2,337.22      410,000.00
    INDIANAPOLIS     IN   46278          5            05/29/96         00
    0380474115                           05           08/01/96          0
    214956744                            O            07/01/26
    0


    1508396          163/728             F          240,800.00         ZZ
                                         360        240,668.47          1
    3 (L1) CANTERBURY LANE             9.000          1,937.53         80
                                       8.750          1,937.53      301,000.00
    HOLDEN           MA   01520          1            05/31/96         00
    0380474081                           05           07/01/96          0
    215348354                            O            06/01/26
    0


    1508397          163/728             F          264,600.00         ZZ
                                         360        264,426.91          1
    389 BERLIN ROAD                    8.125          1,964.65         66
                                       7.875          1,964.65      402,500.00
    BOLTON           MA   01740          1            05/30/96         00
    0380474230                           05           07/01/96          0
    215289160                            O            06/01/26
    0


    1508400          163/728             F          240,000.00         ZZ
                                         360        239,834.83          1
    114 PADGETT COURT                  7.875          1,740.17         63
                                       7.625          1,740.17      381,638.00
    CARY             NC   27511          1            05/31/96         00
    0380474263                           03           07/01/96          0
    0372082673                           O            06/01/26
    0


    1508401          E22/728             F          217,600.00         ZZ
                                         360        217,468.17          1
    15653 BORGES COURT                 8.500          1,673.16         80
                                       8.250          1,673.16      272,000.00
    MOORPARK         CA   93021          1            05/24/96         00
    0410180152                           03           07/01/96          0
1


    410180152                            O            06/01/26
    0


    1508402          E22/728             F          305,800.00         ZZ
                                         360        305,624.06          1
    319 CANYON FALLS DRIVE             8.750          2,405.73         78
                                       8.500          2,405.73      393,500.00
    FOLSOM           CA   95630          2            05/23/96         00
    0410124366                           05           07/01/96          0
    410124366                            O            06/01/26
    0


    1508407          E22/728             F          115,400.00         ZZ
                                         360        115,400.00          1
    4631 WINDY GORGE DRIVE             8.625            897.57         80
                                       8.375            897.57      144,285.00
    KINGWOOD         TX   77345          1            06/12/96         00
    0410134423                           03           08/01/96          0
    410134423                            O            07/01/26
    0


    1508430          375/728             F           43,000.00         ZZ
                                         360         42,974.61          1
    4830 MESA DR                       8.625            334.45         36
                                       8.375            334.45      120,000.00
    INDIANAPOLIS     IN   46241          1            05/30/96         00
    0380476391                           05           07/01/96          0
    622926                               O            06/01/26
    0


    1508485          163/728             F          300,000.00         ZZ
                                         360        300,000.00          1
    5650 EMPIRE GRADE ROAD             8.125          2,227.49         45
                                       7.875          2,227.49      676,000.00
    SANTA CRUZ       CA   95060          5            05/29/96         00
    0380474313                           05           08/01/96          0
    5342118                              O            07/01/26
    0


    1508486          163/728             F          246,000.00         ZZ
                                         360        245,843.13          1
    3840 VALLEY HEAD ROAD              8.250          1,848.12         80
                                       8.000          1,848.12      307,500.00
    BIRMINGHAM       AL   35223          1            05/30/96         00
    0380474297                           05           07/01/96          0
    UNKNOWN                              O            06/01/26
    0


1


    1508490          163/728             F          252,700.00         ZZ
                                         360        252,700.00          1
    3901 VICTORIA DRIVE                8.875          2,010.60         95
                                       8.625          2,010.60      266,000.00
    V&T/MOUNT KISCO  NY   10549          1            06/05/96         14
    0380474388                           03           08/01/96         25
    371490907                            O            07/01/26
    0


    1508520          624/728             F          297,600.00         ZZ
                                         360        297,600.00          1
    117 SEACLIFF DRIVE                 8.750          2,341.22         80
                                       8.500          2,341.22      375,000.00
    PISMO BEACH      CA   93449          1            06/17/96         00
    0380479239                           05           08/01/96          0
    72002760266                          O            07/01/26
    0


    1508521          559/728             F          465,000.00         ZZ
                                         360        465,000.00          1
    44471 VIEW POINT CIRCLE            9.000          3,741.50         75
                                       8.750          3,741.50      625,000.00
    FREMONT          CA   94539          2            06/13/96         00
    0380485178                           05           08/01/96          0
    5329966                              O            07/01/26
    0


    1508524          559/728             F          237,750.00         ZZ
                                         360        237,749.99          1
    77 GABLE COURT                     8.750          1,870.38         75
                                       8.500          1,870.38      317,000.00
    SAN RAFAEL       CA   94903          1            06/07/96         00
    0380477084                           01           08/01/96          0
    5335690                              O            07/01/26
    0


    1508525          559/728             F          400,000.00         ZZ
                                         360        400,000.00          1
    134 WOODBINE DRIVE                 8.375          3,040.29         80
                                       8.125          3,040.29      500,000.00
    MILL VALLEY      CA   94941          1            06/06/96         00
    0380485798                           05           08/01/96          0
    5328034                              O            07/01/26
    0


    1508527          975/728             F          200,000.00         ZZ
                                         360        200,000.00          1
    6462 EAST DELEON STREET            8.875          1,591.29         75
                                       8.625          1,591.29      270,000.00
1


    LONG BEACH       CA   90815          1            06/14/96         00
    0380476961                           05           08/01/96          0
    961751                               O            07/01/26
    0


    1508528          573/728             F           83,500.00         ZZ
                                         360         83,500.00          1
    10855 VALLEY DRIVE                 8.125            619.99         52
                                       7.875            619.99      161,000.00
    RIVERSIDE        CA   92505          2            06/11/96         00
    0380477548                           05           08/01/96          0
    706030                               O            07/01/26
    0


    1508531          685/728             F          245,150.00         ZZ
                                         360        245,150.00          1
    9883 CARRARA CIRCLE                8.250          1,841.73         80
                                       8.000          1,841.73      306,458.00
    CYPRESS          CA   90630          1            06/13/96         00
    0380479999                           05           08/01/96          0
    104337                               O            07/01/26
    0


    1508533          961/728             F          562,500.00         ZZ
                                         360        562,167.90          1
    2215 SOUTH 4TH AVENUE              8.625          4,375.07         76
                                       8.375          4,375.07      745,000.00
    ARCADIA          CA   91006          1            05/29/96         00
    0380476870                           05           07/01/96          0
    9108957                              O            06/01/26
    0


    1508536          664/728             F          240,000.00         ZZ
                                         360        240,000.00          1
    120 SOUTH WAIOLA AVENUE            9.125          1,952.72         75
                                       8.875          1,952.72      320,000.00
    LA GRANGE        IL   60525          5            06/10/96         00
    0380481508                           05           08/01/96          0
    2189579                              O            07/01/26
    0


    1508538          664/728             F          219,200.00         ZZ
                                         360        219,200.00          1
    2536 HURD                          9.375          1,823.20         80
                                       9.125          1,823.20      274,000.00
    EVANSTON         IL   60201          1            06/14/96         00
    0380478314                           05           08/01/96          0
    2189942                              O            07/01/26
    0
1




    1508541          776/728             F          252,400.00         ZZ
                                         360        252,400.00          1
    33370 TRAIL RANCH ROAD             9.125          2,053.61         80
                                       8.875          2,053.61      315,500.00
    AGUA DULCE AREA  CA   91350          1            06/05/96         00
    0380476896                           05           08/01/96          0
    2312796                              O            07/01/26
    0


    1508551          069/728             F          252,000.00         ZZ
                                         360        251,677.50          1
    40 EAST FLORAL AVENUE              8.250          1,893.20         69
                                       8.000          1,893.20      370,000.00
    ARCADIA          CA   91006          5            04/25/96         00
    0380484924                           05           06/01/96          0
    2362099984                           O            05/01/26
    0


    1508554          450/728             F          214,000.00         ZZ
                                         360        214,000.00          1
    334 SAN ANDREAS COURT              8.625          1,664.47         90
                                       8.375          1,664.47      238,000.00
    MILPITAS         CA   95035          1            06/03/96         10
    0380475286                           05           08/01/96         25
    4187167                              O            07/01/26
    0


    1508593          E26/728             F          226,000.00         ZZ
                                         360        225,855.88          1
    725 GALLOWAY DRIVE, S.E.           8.250          1,697.87         80
                                       8.000          1,697.87      283,594.00
    LEESBURG         VA   22075          1            05/31/96         00
    0380480898                           03           07/01/96          0
    438088                               O            06/01/26
    0


    1508654          E22/728             F          345,000.00         ZZ
                                         360        345,000.00          1
    30044 MADLOY STREET                9.000          2,775.95         80
                                       8.750          2,775.95      435,000.00
    CASTAIC          CA   91384          2            06/11/96         00
    0410148084                           05           08/01/96          0
    410148084                            O            07/01/26
    0


    1508687          637/728             F          288,000.00         ZZ
                                         360        287,825.53          1
1


    1541 MAPLE STREET                  8.500          2,214.47         80
                                       8.250          2,214.47      360,000.00
    LAKE OSWEGO      OR   97034          1            05/17/96         00
    0380471590                           05           07/01/96          0
    4427530                              O            06/01/26
    0


    1508694          074/728             F          214,400.00         ZZ
                                         360        213,882.56          1
    7084 ZUBARON DR                    7.125          1,444.46         80
                                       6.875          1,444.46      268,000.00
    CARLSBAD         CA   92009          1            03/12/96         00
    0380479445                           09           05/01/96          0
    64122                                O            04/01/26
    0


    1508695          074/728             F          310,400.00         ZZ
                                         360        310,215.03          1
    95 W HAMPTON ROAD                  8.580          2,404.33         80
                                       8.330          2,404.33      388,000.00
    PHILADELPHIA     PA   19118          1            05/24/96         00
    0380479452                           05           07/01/96          0
    479551                               O            06/01/26
    0


    1508696          074/728             F          129,000.00         ZZ
                                         360        128,925.78          1
    13205 W 131ST STREET               8.750          1,014.85         75
                                       8.500          1,014.85      172,000.00
    OVERLAND PARK    KS   66213          1            05/22/96         00
    0380479460                           03           07/01/96          0
    893990                               O            06/01/26
    0


    1508697          074/728             F           80,000.00         ZZ
                                         360         79,894.98          1
    1020 MILL RACE ROAD                8.125            594.00         80
                                       7.875            594.00      100,000.00
    BOYCE            LA   71409          2            04/25/96         00
    0380479478                           05           06/01/96          0
    1547258                              O            05/01/26
    0


    1508698          074/728             F          401,250.00         ZZ
                                         360        400,587.54          1
    355 JUPITER TERRACE                9.000          3,228.55         75
                                       8.750          3,228.55      535,000.00
    SANTA CRUZ       CA   95065          5            03/25/96         00
    0380479486                           05           05/01/96          0
1


    1598579                              O            04/01/26
    0


    1508699          074/728             F          225,000.00         ZZ
                                         360        224,390.05          1
    746 GAHBAUER ROAD                  8.000          1,650.97         73
                                       7.750          1,650.97      310,000.00
    CLAVERACK        NY   12534          5            02/20/96         00
    0380479494                           05           04/01/96          0
    1705388                              O            03/01/26
    0


    1508700          074/728             F          258,750.00         ZZ
                                         360        258,608.66          1
    9900 SOUTH WINCHESTER              9.000          2,081.97         75
                                       8.750          2,081.97      345,000.00
    CHICAGO          IL   60643          5            05/10/96         00
    0380479510                           05           07/01/96          0
    12484121                             O            06/01/26
    0


    1508702          074/728             F          500,000.00         ZZ
                                         360        499,422.55          1
    1750 4TH STREET SOUTH              8.750          3,933.51         80
                                       8.500          3,933.51      625,000.00
    NAPLES           FL   33940          5            04/15/96         00
    0380479536                           05           06/01/96          0
    12639419                             O            05/01/26
    0


    1508703          074/728             F          520,000.00         ZZ
                                         360        518,998.37          1
    333 SOUTH MCCARTY DRIVE            8.250          3,906.59         67
                                       8.000          3,906.59      780,000.00
    BEVERLY HILLS    CA   90212          2            03/05/96         00
    0380479544                           05           05/01/96          0
    13077881                             O            04/01/26
    0


    1508704          074/728             F           90,000.00         ZZ
                                         360         89,898.71          1
    58 WEST 21ST STREET                8.875            716.08         75
                                       8.625            716.08      120,000.00
    HUNTINGTON STAT  NY   11746          1            04/15/96         00
    0380479569                           05           06/01/96          0
    13144324                             O            05/01/26
    0


1


    1508705          074/728             F          284,000.00         ZZ
                                         360        283,799.56          1
    4811 INDIGO COURT                  7.750          2,034.61         80
                                       7.500          2,034.61      355,000.00
    PUEBLO           CO   81001          1            05/23/96         00
    0380479577                           05           07/01/96          0
    13159984                             O            06/01/26
    0


    1508706          074/728             F           70,000.00         ZZ
                                         360         69,961.76          1
    311 FARM ROAD                      9.000            563.24         67
                                       8.750            563.24      105,000.00
    SWANSEA          SC   29160          2            05/15/96         00
    0380482290                           05           07/01/96          0
    13190962                             O            06/01/26
    0


    1508707          074/728             F          340,000.00         ZZ
                                         360        337,110.08          1
    17021 MELBOURNE DRIVE              8.750          2,674.79         80
                                       8.500          2,674.79      425,000.00
    LAUREL           MD   20707          2            04/30/96         00
    0380479593                           05           07/01/96          0
    14088924                             O            06/01/26
    0


    1508708          074/728             F          516,000.00         ZZ
                                         360        515,635.81          1
    11737 WOODSIDE COURT               7.750          3,696.69         80
                                       7.500          3,696.69      645,000.00
    BURR RIDGE       IL   60525          1            05/17/96         00
    0380479601                           05           07/01/96          0
    14090902                             O            06/01/26
    0


    1508709          074/728             F          310,000.00         ZZ
                                         360        309,369.27          1
    9524 ENCINO AVENUE                 7.980          2,270.35         80
                                       7.730          2,270.35      387,500.00
    LOS ANGELES      CA   91325          1            03/27/96         00
    0380479585                           05           05/01/96          0
    14099390                             O            04/01/26
    0


    1508710          074/728             F          520,000.00         ZZ
                                         360        519,323.04          1
    1461 EIGHTH STREET                 8.166          3,875.93         75
                                       7.916          3,875.93      700,000.00
1


    MANHATTAN BEACH  CA   90266          2            04/05/96         00
    0380479619                           05           06/01/96          0
    14099403                             O            05/01/26
    0


    1508713          074/728             F          342,800.00         ZZ
                                         360        342,586.93          1
    5965 TEMPLE DRIVE                  8.375          2,605.53         80
                                       8.125          2,605.53      428,500.00
    PLANO            TX   75093          1            05/28/96         00
    0380479650                           03           07/01/96          0
    14106311                             O            06/01/26
    0


    1508714          074/728             F          117,000.00         ZZ
                                         360        116,934.40          1
    803 RED MOUNTAIN DRIVE             8.875            930.91         75
                                       8.625            930.91      157,000.00
    GLENWOOD SPRING  CO   81602          1            05/29/96         00
    0380479668                           05           07/01/96          0
    14106434                             O            06/01/26
    0


    1508715          074/728             F          469,000.00         ZZ
                                         360        468,708.49          1
    9 FOXGLOVE DRIVE                   8.375          3,564.74         80
                                       8.125          3,564.74      586,307.00
    WARREN           NJ   07059          1            05/22/96         00
    0380479676                           05           07/01/96          0
    30112486                             O            06/01/26
    0


    1508716          074/728             F          135,000.00         ZZ
                                         360        134,909.41          1
    135 DORSET CIRCLE                  8.000            990.59         32
                                       7.750            990.59      425,000.00
    PHOENIXVILLE     PA   19460          1            05/30/96         00
    0380479684                           05           07/01/96          0
    34053166                             O            06/01/26
    0


    1508717          074/728             F          337,500.00         ZZ
                                         360        337,279.23          1
    5 WINCHIP ROAD                     8.125          2,505.93         90
                                       7.875          2,505.93      375,000.00
    BERKELEY HEIGHT  NJ   07922          1            05/15/96         04
    0380479692                           05           07/01/96         25
    34163263                             O            06/01/26
    0
1




    1508718          074/728             F           67,125.00         ZZ
                                         360         67,034.62          1
    779-F WHITTEN ROAD                 8.000            492.54         75
                                       7.750            492.54       89,500.00
    WATERLOO         SC   29384          1            04/26/96         00
    0380479700                           05           06/01/96          0
    34247220                             O            05/01/26
    0


    1508719          074/728             F          550,000.00         ZZ
                                         360        549,621.48          1
    2112 WELLESLEY AVENUE              7.875          3,987.89         72
                                       7.625          3,987.89      765,000.00
    CHARLOTTE        NC   28207          1            05/31/96         00
    0380479718                           05           07/01/96          0
    34263837                             O            06/01/26
    0


    1508720          074/728             F          233,000.00         ZZ
                                         360        232,723.89          1
    83 MAVERICK CIRCLE                 8.625          1,812.25         75
                                       8.375          1,812.25      310,733.00
    SNOWMASS VILLAG  CO   81615          5            04/16/96         00
    0380479726                           09           06/01/96          0
    34292497                             O            05/01/26
    0


    1508721          074/728             F          596,250.00         ZZ
                                         360        590,838.91          1
    1645 FOOTHILL LANE                 8.625          4,637.58         75
                                       8.375          4,637.58      795,000.00
    SANTA ANA        CA   92705          5            04/11/96         00
    0380479734                           05           06/01/96          0
    34293256                             O            05/01/26
    0


    1508722          074/728             F           81,250.00         ZZ
                                         360         81,199.50          1
    3324 WILD ROSE LANE                8.375            617.56         65
                                       8.125            617.56      125,000.00
    PINETOP          AZ   85935          5            05/23/96         00
    0380479742                           09           07/01/96          0
    34296727                             O            06/01/26
    0


    1508724          074/728             F          260,000.00         ZZ
                                         360        259,834.20          1
1


    187 DEMOTT AVENUE                  8.250          1,953.30         80
                                       8.000          1,953.30      325,000.00
    ROCKVILLE CENTR  NY   11570          1            05/17/96         00
    0380474016                           05           07/01/96          0
    34300813                             O            06/01/26
    0


    1508725          074/728             F          312,000.00         ZZ
                                         360        311,558.16          1
    2 MARSH HAVEN LANE                 7.750          2,235.21         72
                                       7.500          2,235.21      435,000.00
    SAVANNAH         GA   31411          5            04/02/96         00
    0380474024                           09           06/01/96          0
    34302417                             O            05/01/26
    0


    1508726          074/728             F          411,900.00         ZZ
                                         360        411,609.28          1
    3016 67TH AVE SE                   7.750          2,950.91         74
                                       7.500          2,950.91      560,000.00
    MERCER ISLAND    WA   98040          5            05/01/96         00
    0380479767                           05           07/01/96          0
    34303839                             O            06/01/26
    0


    1508727          074/728             F          416,000.00         ZZ
                                         360        415,754.39          1
    13648 MANGO DRIVE                  8.625          3,235.61         80
                                       8.375          3,235.61      520,000.00
    DEL MAR          CA   92014          1            05/10/96         00
    0380479775                           05           07/01/96          0
    34309454                             O            06/01/26
    0


    1508728          074/728             F          187,000.00         ZZ
                                         360        186,886.71          1
    3840 83RD AVE SE                   8.500          1,437.87         59
                                       8.250          1,437.87      320,000.00
    MERCER ISLAND    WA   98040          5            05/21/96         00
    0380479783                           05           07/01/96          0
    34309683                             O            06/01/26
    0


    1508729          074/728             F          343,800.00         ZZ
                                         360        343,575.10          1
    1477 VISTA CLARIDAD                8.125          2,552.71         90
                                       7.875          2,552.71      382,000.00
    LA JOLLA         CA   92037          1            05/03/96         11
    0380479791                           05           07/01/96         25
1


    34328688                             O            06/01/26
    0


    1508730          074/728             F          255,600.00         ZZ
                                         360        255,452.94          1
    54 HIGHLAND AVE                    8.750          2,010.81         90
                                       8.500          2,010.81      285,000.00
    GREEN            NJ   07821          1            05/09/96         12
    0380476789                           05           07/01/96         25
    1104002669                           O            06/01/26
    0


    1508731          074/728             F          428,000.00         ZZ
                                         360        427,505.71          1
    40 EAST 94TH STREET #18C           8.750          3,367.08         80
                                       8.500          3,367.08      535,000.00
    NEW YORK         NY   10128          1            04/18/96         00
    0380473281                           06           06/01/96          0
    1107000411                           O            05/01/26
    0


    1508732          074/728             F          250,000.00         ZZ
                                         360        249,703.73          1
    52-37 LEITH PLACE                  8.625          1,944.48         56
                                       8.375          1,944.48      450,000.00
    LITTLE NECK      NY   11362          2            04/18/96         00
    0380474800                           05           06/01/96          0
    1107007830                           O            05/01/26
    0


    1508733          074/728             F          260,000.00         ZZ
                                         360        259,372.53          1
    4 THURSTON DRIVE                   7.125          1,751.67         71
                                       6.875          1,751.67      367,000.00
    LIVINGSTON       NJ   07039          2            03/20/96         00
    0380479411                           05           05/01/96          0
    1112061914                           O            04/01/26
    0


    1508734          074/728             F          245,800.00         ZZ
                                         360        245,415.34          1
    16 SOUTHWAY                        7.250          1,676.79         87
                                       7.000          1,676.79      285,000.00
    HARTSDALE        NY   10530          2            04/15/96         04
    0380476763                           05           06/01/96         25
    1112062371                           O            05/01/26
    0


1


    1508736          074/728             F          221,000.00         ZZ
                                         360        220,738.10          1
    4441 NE 30 AVENUE                  8.625          1,718.92         65
                                       8.375          1,718.92      340,000.00
    LIGHTHOUSE POIN  FL   33064          5            04/12/96         00
    0380475237                           05           06/01/96          0
    1301112450                           O            05/01/26
    0


    1508737          074/728             F          261,000.00         ZZ
                                         360        260,698.58          1
    4801 BILTMORE DRIVE                8.750          2,053.29         75
                                       8.500          2,053.29      349,000.00
    CORAL GABLES     FL   33146          1            04/26/96         00
    0380474917                           05           06/01/96          0
    1302014387                           O            05/01/26
    0


    1508738          074/728             F          257,800.00         ZZ
                                         360        257,502.28          1
    11771 STONEHAVEN WAY               8.750          2,028.11         90
                                       8.500          2,028.11      286,500.00
    W PALM BEACH     FL   33412          1            04/22/96         10
    0380476227                           03           06/01/96         30
    1302014570                           O            05/01/26
    0


    1508739          074/728             F          222,750.00         ZZ
                                         360        222,450.08          1
    821 FOREST GLEN LANE               8.000          1,634.46         75
                                       7.750          1,634.46      297,065.00
    WELLINGTON       FL   33414          1            04/24/96         00
    0380475344                           03           06/01/96          0
    1303011555                           O            05/01/26
    0


    1508741          074/728             F          350,250.00         ZZ
                                         360        349,834.94          1
    5212 COUNTRY CLUB DRIVE            8.625          2,724.21         75
                                       8.375          2,724.21      467,000.00
    BRENTWOOD        TN   37027          1            04/19/96         00
    0380475823                           03           06/01/96          0
    1341017636                           O            05/01/26
    0


    1508742          074/728             F          223,250.00         ZZ
                                         360        222,978.55          1
    483 20TH AVENUE                    8.500          1,716.60         95
                                       8.250          1,716.60      235,000.00
1


    INDIAN ROCKS BE  FL   34635          1            04/17/96         01
    0380472648                           05           06/01/96         30
    1381081244                           O            05/01/26
    0


    1508743          074/728             F          297,600.00         ZZ
                                         360        297,410.23          1
    177 ALPINE AVE                     8.250          2,235.77         80
                                       8.000          2,235.77      372,000.00
    GOLDEN           CO   80401          1            05/29/96         00
    0380473679                           05           07/01/96          0
    1461083544                           O            06/01/26
    0


    1508744          074/728             F          281,650.00         ZZ
                                         360        281,470.40          1
    12033 OLD EUREKA WAY               8.250          2,115.94         95
                                       8.000          2,115.94      296,475.00
    GOLD RIVER       CA   95670          1            05/16/96         04
    0380482589                           03           07/01/96         30
    1483000664                           O            06/01/26
    0


    1508746          074/728             F          240,000.00         ZZ
                                         360        239,676.87          1
    37900 SADDLE MOUNTAIN CIRCLE       8.000          1,761.03         80
                                       7.750          1,761.03      300,000.00
    STEAMBOAT SPRIN  CO   80477          2            04/18/96         00
    0380474685                           05           06/01/96          0
    1506093276                           O            05/01/26
    0


    1508749          074/728             F          348,750.00         ZZ
                                         360        348,303.69          1
    10184 COLBY AVENUE                 8.250          2,620.05         90
                                       8.000          2,620.05      387,500.00
    CUPERTINO        CA   95014          1            04/24/96         14
    0380475799                           05           06/01/96         25
    1561323300                           O            05/01/26
    0


    1508750          074/728             F          407,500.00         ZZ
                                         360        407,017.09          1
    18 WESTWOOD ROAD                   8.625          3,169.50         73
                                       8.375          3,169.50      560,000.00
    SANTA CRUZ       CA   95060          5            04/17/96         00
    0380473315                           03           06/01/96          0
    1561323639                           O            05/01/26
    0
1




    1508752          074/728             F          240,000.00         ZZ
                                         360        239,708.17          1
    15403 SHANNON ROAD                 8.500          1,845.40         73
                                       8.250          1,845.40      330,000.00
    LOS GATOS        CA   95032          1            04/26/96         00
    0380472523                           05           06/01/96          0
    1561327516                           O            05/01/26
    0


    1508755          074/728             F          222,250.00         ZZ
                                         360        221,965.56          1
    27912 CAMINO DEL RIO               8.250          1,669.70         90
                                       8.000          1,669.70      246,990.00
    SAN JUAN CAPIST  CA   92675          1            04/16/96         12
    0380473513                           01           06/01/96         25
    1562153228                           O            05/01/26
    0


    1508756          074/728             F          568,000.00         ZZ
                                         360        567,291.43          1
    6182 GLENEAGLES CIRCLE             8.375          4,317.22         80
                                       8.125          4,317.22      710,000.00
    HUNTINGTON BEAC  CA   92648          1            04/09/96         00
    0380475831                           03           06/01/96          0
    1562154978                           O            05/01/26
    0


    1508757          074/728             F          267,300.00         ZZ
                                         360        266,966.54          1
    22720 VISTA GRANDE WAY             8.375          2,031.68         90
                                       8.125          2,031.68      297,000.00
    GRAND TERRACE    CA   92313          1            04/29/96         10
    0380476565                           05           06/01/96         25
    1562155733                           O            05/01/26
    0


    1508758          074/728             F          821,000.00         T
                                         360        819,949.36          1
    575 SNEAKY LANE                    8.250          6,167.90         57
                                       8.000          6,167.90    1,450,000.00
    ASPEN            CO   81611          2            04/10/96         00
    0380474487                           05           06/01/96          0
    1563116090                           O            05/01/26
    0


    1508761          074/728             F          246,000.00         ZZ
                                         360        245,693.13          1
1


    2048 ELEVADO HILLS DRIVE           8.375          1,869.78         74
                                       8.125          1,869.78      335,000.00
    VISTA            CA   92084          2            04/12/96         00
    0380474453                           05           06/01/96          0
    1567152164                           O            05/01/26
    0


    1508762          074/728             F          333,000.00         ZZ
                                         360        332,615.42          1
    1426 ORIBIA ROAD                   8.750          2,619.72         68
                                       8.500          2,619.72      490,000.00
    DEL MAR          CA   92014          2            04/25/96         00
    0380475054                           05           06/01/96          0
    1567156992                           O            05/01/26
    0


    1508763          074/728             F          251,750.00         ZZ
                                         360        251,427.82          1
    8522 CLATSOP LANE                  8.250          1,891.32         95
                                       8.000          1,891.32      265,000.00
    SAN DIEGO        CA   92129          1            04/17/96         10
    0380476276                           03           06/01/96         30
    1567158150                           O            05/01/26
    0


    1508764          074/728             F          416,000.00         ZZ
                                         360        415,467.64          1
    501 MARVIEW DRIVE                  8.250          3,125.27         80
                                       8.000          3,125.27      520,000.00
    SOLANA BEACH     CA   92075          1            04/18/96         00
    0380474271                           05           06/01/96          0
    1567158160                           O            05/01/26
    0


    1508767          074/728             F          242,600.00         ZZ
                                         360        242,319.82          1
    3101 OLD PECOS TRAIL, UNIT 634     8.750          1,908.54         75
                                       8.500          1,908.54      323,500.00
    SANTA FE         NM   87501          1            04/12/96         00
    0380473240                           01           06/01/96          0
    1569141271                           O            05/01/26
    0


    1508768          074/728             F          222,500.00         ZZ
                                         360        222,236.31          1
    144 CAMINO ESCONDIDO               8.625          1,730.59         63
                                       8.375          1,730.59      355,000.00
    SANTA FE         NM   87501          5            04/18/96         00
    0380473125                           05           06/01/96          0
1


    1569141566                           O            05/01/26
    0


    1508769          074/728             F           68,000.00         ZZ
                                         360         67,917.30          1
    500 CAMINO SOLANO                  8.500            522.87         40
                                       8.250            522.87      170,000.00
    SANTA FE         NM   87501          2            04/17/96         00
    0380475336                           05           06/01/96          0
    1569142300                           O            05/01/26
    0


    1508770          074/728             F          324,000.00         ZZ
                                         360        322,958.43          1
    11671 EAST DARCY PLACE             8.625          2,520.04         80
                                       8.375          2,520.04      405,000.00
    TUCSON           AZ   85748          1            04/24/96         00
    0380475872                           03           06/01/96          0
    1569142784                           O            05/01/26
    0


    1508771          074/728             F          226,950.00         ZZ
                                         360        226,659.57          1
    5734 RATERS DRIVE                  8.250          1,705.00         77
                                       8.000          1,705.00      296,950.00
    SANTA ROSA       CA   95409          1            04/17/96         00
    0380473778                           05           06/01/96          0
    1573146279                           O            05/01/26
    0


    1508774          074/728             F          604,000.00         ZZ
                                         360        603,227.03          1
    19315 PENINSULA SHORES DRIVE       8.250          4,537.66         80
                                       8.000          4,537.66      755,000.00
    HUNTERSVILLE     NC   28078          1            04/19/96         00
    0380473497                           03           06/01/96          0
    1577035280                           O            05/01/26
    0


    1508775          074/728             F          320,000.00         T
                                         360        319,590.50          1
    475 REED DRIVE                     8.250          2,404.05         46
                                       8.000          2,404.05      700,000.00
    JACKSON          WY   83001          5            04/17/96         00
    0380475039                           05           06/01/96          0
    1579019580                           O            05/01/26
    0


1


    1508776          074/728             F          260,000.00         ZZ
                                         360        259,683.86          1
    56 CHESTNUT COURT                  8.500          1,999.18         63
                                       8.250          1,999.18      415,000.00
    PAGOSA SPRINGS   CO   81147          5            04/23/96         00
    0380472473                           05           06/01/96          0
    1579020171                           O            05/01/26
    0


    1508777          074/728             F          452,000.00         ZZ
                                         360        451,436.14          1
    525 WOODLAWN                       8.375          3,435.53         80
                                       8.125          3,435.53      565,000.00
    GLENCOE          IL   60022          1            04/26/96         00
    0380475328                           05           06/01/96          0
    1583019981                           O            05/01/26
    0


    1508778          074/728             F          348,000.00         ZZ
                                         360        347,056.58          1
    2401 N STUART STREET               8.000          2,553.51         80
                                       7.750          2,553.51      435,000.00
    ARLINGTON        VA   22207          1            02/16/96         00
    0380474719                           05           04/01/96          0
    1587019994                           O            03/01/26
    0


    1508779          074/728             F          240,000.00         ZZ
                                         360        239,075.56          1
    11609 SAINT DAVID'S LANE           7.375          1,657.63         50
                                       7.125          1,657.63      480,000.00
    LUTHERVILLE      MD   21093          1            01/10/96         00
    0380473604                           05           03/01/96          0
    1587020031                           O            02/01/26
    0


    1508780          074/728             F          290,000.00         ZZ
                                         360        289,656.32          1
    11409 JORDAN LANE                  8.625          2,255.60         79
                                       8.375          2,255.60      370,000.00
    GREAT FALLS      VA   22066          5            04/17/96         00
    0380473422                           03           06/01/96          0
    1587025294                           O            05/01/26
    0


    1508781          074/728             F          246,200.00         ZZ
                                         360        245,892.87          1
    7214 DANFORD LANE                  8.375          1,871.30         80
                                       8.125          1,871.30      307,750.00
1


    SPRINGFIELD      VA   22152          1            05/03/96         00
    0380476649                           05           06/01/96          0
    1587031537                           O            05/01/26
    0


    1508784          074/728             F          246,500.00         ZZ
                                         360        246,184.54          1
    29317 HIDDEN OAK PLACE             8.250          1,851.88         85
                                       8.000          1,851.88      290,000.00
    CANYON COUNTRY   CA   91351          2            04/09/96         12
    0380475849                           05           06/01/96         12
    1595000244                           O            05/01/26
    0


    1508785          074/728             F          243,750.00         ZZ
                                         360        243,438.05          1
    23668 SUSANA AVENUE                8.250          1,831.22         75
                                       8.000          1,831.22      325,000.00
    TORRANCE         CA   90505          1            04/08/96         00
    0380474396                           05           06/01/96          0
    1595000528                           O            05/01/26
    0


    1508786          074/728             F          324,000.00         ZZ
                                         360        323,625.82          1
    2525 E 1ST STREET                  8.750          2,548.91         80
                                       8.500          2,548.91      405,000.00
    LONG BEACH       CA   90803          1            04/12/96         00
    0380472531                           05           06/01/96          0
    1596000035                           O            05/01/26
    0


    1508788          074/728             F          341,600.00         ZZ
                                         360        341,184.65          1
    3456 WONDER VIEW DRIVE             8.500          2,626.61         80
                                       8.250          2,626.61      427,000.00
    LOS ANGELES      CA   90068          1            04/19/96         00
    0380475864                           05           06/01/96          0
    1596000727                           O            05/01/26
    0


    1508789          074/728             F          252,000.00         ZZ
                                         360        251,693.58          1
    6122 WEST 77TH STREET              8.500          1,937.67         90
                                       8.250          1,937.67      280,000.00
    LOS ANGELES      CA   90045          1            04/26/96         10
    0380472457                           05           06/01/96         25
    1596002405                           O            05/01/26
    0
1




    1508790          074/728             F          388,000.00         ZZ
                                         360        387,752.58          1
    425 LEMON GROVE LANE               8.250          2,914.92         80
                                       8.000          2,914.92      485,000.00
    SANTA BARBARA    CA   93108          1            05/07/96         00
    0380474842                           05           07/01/96          0
    1596002868                           O            06/01/26
    0


    1508791          074/728             F          180,000.00         ZZ
                                         360        179,781.15          1
    9110 N KENNETH AVE                 8.500          1,384.04         75
                                       8.250          1,384.04      240,000.00
    SKOKIE           IL   60076          1            04/29/96         00
    0380476599                           05           06/01/96          0
    1616006087                           O            05/01/26
    0


    1508792          074/728             F          320,000.00         ZZ
                                         360        319,508.19          1
    167 INDIAN PRARIE LANE             8.500          2,460.52         80
                                       8.250          2,460.52      400,000.00
    UNION            MO   63084          1            04/29/96         00
    0380476623                           03           06/01/96          0
    1633002720                           O            05/01/26
    0


    1508793          074/728             F          305,850.00         ZZ
                                         360        305,020.87          1
    600 OAK FARM CT                    8.000          2,244.22         80
                                       7.750          2,244.22      382,320.00
    TIMONIUM         MD   21093          1            03/05/96         00
    0380474776                           03           04/01/96          0
    1741145939                           O            03/01/26
    0


    1508794          074/728             F          280,000.00         ZZ
                                         360        279,830.37          1
    250 S PRESIDENT ST                 8.500          2,152.96         80
    UNIT 1107                          8.250          2,152.96      350,000.00
    BALTIMORE        MD   21202          1            05/30/96         00
    0380473448                           06           07/01/96          0
    1741155218                           O            06/01/26
    0


    1508795          074/728             F          403,500.00         T
                                         360        401,983.90          1
1


    82 OCEAN BLVD.                     7.500          2,821.33         74
                                       7.250          2,821.33      550,000.00
    SOUTHERN SHORES  NC   27949          2            01/23/96         00
    0380474172                           05           03/01/96          0
    1784031080                           O            02/01/26
    0


    1508796          074/728             F          533,000.00         ZZ
                                         360        531,245.38          1
    327 BEACON STREET UNIT 4 & 5       7.125          3,590.92         57
                                       6.875          3,590.92      940,000.00
    BOSTON           MA   02116          2            02/23/96         00
    0380473562                           01           04/01/96          0
    1811057754                           O            03/01/26
    0


    1508798          074/728             F          301,500.00         ZZ
                                         360        301,051.10          1
    771 WESTPORT ROAD                  7.500          2,108.13         90
                                       7.250          2,108.13      335,000.00
    EASTON           CT   06612          1            04/09/96         04
    0380472515                           05           06/01/96         25
    1817092576                           O            05/01/26
    0


    1508813          B23/728             F          225,000.00         ZZ
                                         360        225,000.00          1
    14602 DEVONSHIRE AVENUE            8.750          1,770.08         90
                                       8.500          1,770.08      250,000.00
    TUSTIN           CA   92680          1            06/21/96         11
    0380471632                           03           08/01/96         25
    88001321                             O            07/01/26
    0


    1508814          317/728             F          257,300.00         ZZ
                                         360        257,300.00          1
    9801 CINNABAR TRAIL                8.625          2,001.26         95
                                       8.375          2,001.26      270,869.00
    AUSTIN           TX   78726          1            06/12/96         04
    0380480492                           03           08/01/96         30
    225162                               O            07/01/26
    0


    1508824          635/635             F          225,600.00         ZZ
                                         360        225,600.00          1
    6823 EAST AMBER SUN DRIVE          8.750          1,774.80         80
                                       8.500          1,774.80      282,093.00
    SCOTTSDALE       AZ   85262          1            06/01/96         00
    6336770                              03           08/01/96          0
1


    6336770                              O            07/01/26
    0


    1508825          439/728             F          504,000.00         ZZ
                                         360        504,000.00          1
    961 GREEN MEADOW LANE              7.850          3,645.61         80
                                       7.600          3,645.61      630,000.00
    MAMARONECK       NY   10543          1            06/04/96         00
    0380482043                           05           08/01/96          0
    1846551                              O            07/01/26
    0


    1508826          439/728             F          220,500.00         ZZ
                                         360        220,365.04          1
    1496 PHEASANT DRIVE                8.450          1,687.65         80
                                       8.200          1,687.65      275,971.00
    GILROY           CA   95020          1            05/22/96         00
    0380482092                           05           07/01/96          0
    1846848                              O            06/01/26
    0


    1508827          439/728             F          326,700.00         ZZ
                                         360        326,500.03          1
    15580 BELLANCA LANE                8.450          2,500.48         90
                                       8.200          2,500.48      363,000.00
    WELLINGTON       FL   33414          1            05/31/96         10
    0380482126                           05           07/01/96         25
    1851711                              O            06/01/26
    0


    1508828          439/728             F          285,000.00         ZZ
                                         360        285,000.00          1
    13574 CONTOUR DRIVE                8.700          2,231.93         75
                                       8.450          2,231.93      380,000.00
    SHERMAN OAKS     CA   91423          1            05/23/96         00
    0380482159                           05           08/01/96          0
    1852363                              O            07/01/26
    0


    1508829          439/728             F          328,000.00         ZZ
                                         360        328,000.00          1
    19351 MANOR POINT CIRCLE           8.300          2,475.70         80
                                       8.050          2,475.70      410,000.00
    HUNTINGTON BEAC  CA   92648          1            06/04/96         00
    0380482167                           05           08/01/96          0
    1854129                              O            07/01/26
    0


1


    1508830          439/728             F          227,600.00         ZZ
                                         360        227,463.53          1
    34878 PALGRAVE RD                  8.550          1,758.12         80
                                       8.300          1,758.12      284,500.00
    ACTON            CA   93510          1            05/16/96         00
    0380482225                           05           07/01/96          0
    1854487                              O            06/01/26
    0


    1508831          439/728             F          215,100.00         ZZ
                                         360        214,974.96          1
    15923 REDONDO DRIVE                8.700          1,684.52         90
                                       8.450          1,684.52      239,000.00
    TRACY            CA   95376          1            05/15/96         10
    0380482282                           05           07/01/96         25
    1854754                              O            06/01/26
    0


    1508832          439/728             F          225,000.00         ZZ
                                         360        225,000.00          1
    441 FERN DELL PLACE                8.550          1,738.04         74
                                       8.300          1,738.04      307,000.00
    GLENDORA         CA   91741          1            06/05/96         00
    0380482324                           05           08/01/96          0
    1854888                              O            07/01/26
    0


    1508833          439/728             F          412,000.00         ZZ
                                         360        412,000.00          1
    2951 SHAKESPEARE DRIVE             8.750          3,241.21         80
                                       8.500          3,241.21      515,000.00
    SAN MARINO       CA   91108          1            05/31/96         00
    0380482381                           05           08/01/96          0
    1855173                              O            07/01/26
    0


    1508834          439/728             F          225,600.00         ZZ
                                         360        225,600.00          1
    7516 BAYLISS PLACE                 9.000          1,815.23         80
                                       8.750          1,815.23      282,000.00
    SAN JOSE         CA   95139          1            05/31/96         00
    0380482423                           05           08/01/96          0
    1855253                              O            07/01/26
    0


    1508835          439/728             F          244,000.00         ZZ
                                         360        243,845.99          1
    36 NEW JERSEY STREET               8.300          1,841.68         80
                                       8.050          1,841.68      305,000.00
1


    DIX HILLS        NY   11746          1            05/30/96         00
    0380482506                           05           07/01/96          0
    1855471                              O            06/01/26
    0


    1508836          439/728             F          100,000.00         ZZ
                                         360         99,932.90          1
    768 PATTERSON AVENUE               8.000            733.77         59
                                       7.750            733.77      170,000.00
    GLENDALE         CA   91202          1            05/13/96         00
    0380482449                           05           07/01/96          0
    1855739                              O            06/01/26
    0


    1508837          439/728             F          292,000.00         ZZ
                                         360        291,817.56          1
    1625 PACKARD CIRCLE                8.350          2,214.27         90
                                       8.100          2,214.27      324,450.00
    CORONA           CA   91719          1            05/28/96         10
    0380482530                           05           07/01/96         25
    1856066                              O            06/01/26
    0


    1508839          480/728             F          237,000.00         ZZ
                                         360        236,863.65          1
    7419 DRAKE DRIVE                   8.750          1,864.48         95
                                       8.500          1,864.48      250,000.00
    WARRENTON        VA   22186          1            05/23/96         12
    0380473901                           05           07/01/96         30
    1896570                              O            06/01/26
    0


    1508840          439/728             F          150,000.00         ZZ
                                         360        149,913.69          1
    321 PALM TRAIL                     8.750          1,180.06         30
                                       8.500          1,180.06      500,000.00
    DELRAY BEACH     FL   33483          1            05/31/96         00
    0380482639                           05           07/01/96          0
    1856874                              O            06/01/26
    0


    1508841          439/728             F           60,000.00         ZZ
                                         360         59,968.23          1
    6731 NW 34TH AVENUE                9.150            489.27         63
                                       8.900            489.27       96,000.00
    FT LAUDERDALE    FL   33309          1            05/31/96         00
    0380482688                           05           07/01/96          0
    1857134                              O            06/01/26
    0
1




    1508842          439/728             F          228,000.00         ZZ
                                         360        228,000.00          1
    2100 EAST GLENOAKS BOULEVARD       8.950          1,826.35         95
                                       8.700          1,826.35      240,000.00
    GLENDALE         CA   91206          1            05/24/96         10
    0380482753                           05           08/01/96         30
    1857184                              O            07/01/26
    0


    1508843          439/728             F           82,500.00         ZZ
                                         360         82,500.00          1
    60 CREIGHTON AVENUE                9.050            666.79         75
                                       8.800            666.79      110,000.00
    RONKONKOMA       NY   11779          1            06/07/96         00
    0380482860                           05           08/01/96          0
    1857204                              O            07/01/26
    0


    1508844          439/728             F           80,000.00         ZZ
                                         360         80,000.00          1
    9725 FOOTHILL PLACE                8.550            617.97         56
                                       8.300            617.97      142,857.00
    SYLMAR           CA   91342          5            06/04/96         00
    0380482886                           05           08/01/96          0
    1857205                              O            07/01/26
    0


    1508845          439/728             F          232,000.00         ZZ
                                         360        232,000.00          1
    636 BRENDA LEE DRIVE               8.700          1,816.87         80
                                       8.450          1,816.87      290,000.00
    SAN JOSE         CA   95123          1            05/17/96         00
    0380482902                           05           08/01/96          0
    1857514                              O            07/01/26
    0


    1508848          439/728             F           92,200.00         ZZ
                                         360         92,081.21          1
    1416 DANIELLE DRIVE                8.250            692.67         75
                                       8.000            692.67      123,000.00
    BEDFORD          TX   76021          1            05/29/96         00
    0380482928                           05           07/01/96          0
    1857825                              O            06/01/26
    0


    1508849          439/728             F           85,400.00         ZZ
                                         360         85,348.26          1
1


    6930 DE CELIS PLACE NO. 34         8.500            656.66         70
                                       8.250            656.66      122,000.00
    VAN NUYS         CA   91406          1            05/23/96         00
    0380482936                           01           07/01/96          0
    1857863                              O            06/01/26
    0


    1508850          439/728             F          400,000.00         ZZ
                                         360        400,000.00          1
    188 JAMESON COURT                  8.800          3,161.10         67
                                       8.550          3,161.10      600,000.00
    SIERRA MADRE     CA   91024          1            06/04/96         00
    0380482944                           05           08/01/96          0
    1857912                              O            07/01/26
    0


    1508853          439/728             F          432,000.00         ZZ
                                         360        432,000.00          1
    2630 MELVILLE DRIVE                8.550          3,337.03         80
                                       8.300          3,337.03      540,000.00
    SAN MARINO       CA   91108          2            06/07/96         00
    0380482969                           05           08/01/96          0
    1858493                              O            07/01/26
    0


    1508854          439/728             F           95,000.00         ZZ
                                         360         95,000.00          1
    1141 ASHLAND AVENUE                8.900            757.57         53
                                       8.650            757.57      179,245.00
    EVANSTON         IL   60202          5            06/05/96         00
    0380482977                           05           08/01/96          0
    1858615                              O            07/01/26
    0


    1508855          439/728             F           70,000.00         ZZ
                                         360         70,000.00          1
    1100 WEST GAGE AVENUE              8.500            538.24         59
                                       8.250            538.24      120,000.00
    LOS ANGELES      CA   90044          5            06/05/96         00
    0380482985                           05           08/01/96          0
    1858889                              O            07/01/26
    0


    1508856          439/728             F          163,000.00         ZZ
                                         360        163,000.00          1
    16456 PARTHENIA STREET             8.850          1,293.99         75
                                       8.600          1,293.99      220,000.00
    SEPULVEDA        CA   91343          2            06/04/96         00
    0380482993                           05           08/01/96          0
1


    1858918                              O            07/01/26
    0


    1508858          439/728             F          328,000.00         ZZ
                                         360        328,000.00          1
    2696 SOLANA WAY                    8.750          2,580.38         80
                                       8.500          2,580.38      410,000.00
    LAGUNA BEACH     CA   92651          2            06/05/96         00
    0380483165                           05           08/01/96          0
    1859082                              O            07/01/26
    0


    1508860          439/728             F          384,000.00         ZZ
                                         360        383,772.11          2
    1314-1316 MASONIC AVENUE           8.600          2,979.89         80
                                       8.350          2,979.89      480,000.00
    SAN FRANCISCO    CA   94117          1            05/21/96         00
    0380483215                           05           07/01/96          0
    1859111                              O            06/01/26
    0


    1508862          439/728             F          103,500.00         ZZ
                                         360        103,500.00          1
    8918 SADDLE TRAIL                  8.750            814.24         75
                                       8.500            814.24      138,000.00
    SAN ANTONIO      TX   78255          1            06/14/96         00
    0380483249                           05           08/01/96          0
    1859451                              O            07/01/26
    0


    1508863          439/728             F          129,300.00         ZZ
                                         360        129,300.00          1
    6036 PORTOBELO COURT               8.500            994.21         75
                                       8.250            994.21      172,400.00
    SAN DIEGO        CA   92124          1            06/11/96         00
    0380483306                           03           08/01/96          0
    1859860                              O            07/01/26
    0


    1508864          439/728             F           60,000.00         ZZ
                                         360         60,000.00          1
    5514 NORTH ORIOLE AVENUE           7.550            421.59         38
                                       7.300            421.59      160,000.00
    CHICAGO          IL   60656          5            06/14/96         00
    0380483314                           05           08/01/96          0
    1859961                              O            07/01/26
    0


1


    1508865          439/728             F           80,000.00         ZZ
                                         360         80,000.00          1
    1824 GLENWOOD ROAD                 7.750            573.13         52
                                       7.500            573.13      155,000.00
    GLENDALE         CA   91201          1            06/05/96         00
    0380483322                           05           08/01/96          0
    1860103                              O            07/01/26
    0


    1508866          439/728             F           58,000.00         ZZ
                                         360         58,000.00          1
    14581 MACLAY STREET                8.850            460.44         43
                                       8.600            460.44      134,883.00
    SAN FERNANDO     CA   91340          5            06/07/96         00
    0380483330                           05           08/01/96          0
    1860562                              O            07/01/26
    0


    1508867          439/728             F           30,000.00         ZZ
                                         360         30,000.00          1
    4064 PALAU DRIVE                   8.850            238.16         29
                                       8.600            238.16      104,500.00
    SARASOTA         FL   34241          1            06/05/96         00
    0380482084                           05           08/01/96          0
    1860719                              O            07/01/26
    0


    1508868          439/728             F          241,200.00         ZZ
                                         360        241,200.00          1
    13214 FIJI WAY #H                  8.600          1,871.75         90
                                       8.350          1,871.75      268,000.00
    MARINA DEL REY   CA   90292          1            06/11/96         10
    0380482118                           01           08/01/96         25
    1861694                              O            07/01/26
    0


    1508869          439/728             F           69,700.00         ZZ
                                         360         69,700.00          1
    52 HARBOR LAKE CIRCLE              9.150            568.37         75
                                       8.900            568.37       93,000.00
    SAFETY HARBOR    FL   34695          1            06/14/96         00
    0380482134                           05           08/01/96          0
    1861895                              O            07/01/26
    0


    1508870          439/728             F          116,200.00         ZZ
                                         360        116,200.00          1
    400 EAST RANDOLPH STREET,          9.150            947.55         74
    UNIT#3129                          8.900            947.55      158,000.00
1


    CHICAGO          IL   60601          1            06/14/96         00
    0380482035                           01           08/01/96          0
    1862007                              O            07/01/26
    0


    1508872          439/439             F          220,000.00         ZZ
                                         360        220,000.00          1
    1427 NORTH WARDMAN DRIVE           8.450          1,683.83         80
                                       8.200          1,683.83      275,000.00
    BREA             CA   92621          1            06/05/96         00
    1855344                              05           08/01/96          0
    1855344                              O            07/01/26
    0


    1508874          439/439             F           87,300.00         ZZ
                                         360         87,300.00          1
    9588 SUNLAND BOULEVARD             8.850            693.04         75
                                       8.600            693.04      116,500.00
    SUNLAND          CA   91040          1            05/29/96         00
    1856687                              05           08/01/96          0
    1856687                              O            07/01/26
    0


    1508875          439/439             F          102,800.00         ZZ
                                         360        102,800.00          1
    1267 OAKGLEN AVENUE                8.100            761.49         28
                                       7.850            761.49      380,000.00
    ARCADIA          CA   91006          5            06/06/96         00
    1859982                              05           08/01/96          0
    1859982                              O            07/01/26
    0


    1508876          696/728             F          400,000.00         ZZ
                                         360        400,000.00          1
    2628 FIVE POINTS ROAD              8.625          3,111.16         43
                                       8.375          3,111.16      950,000.00
    MARSHALL         VA   22115          2            06/14/96         00
    0380480427                           05           08/01/96          0
    5010920                              O            07/01/26
    0


    1508881          369/728             F          266,800.00         ZZ
                                         360        266,634.16          1
    7100 MONTICELLO PARKWAY            8.375          2,027.88         80
                                       8.125          2,027.88      333,500.00
    COLLEYVILLE      TX   76034          1            05/29/96         00
    0380476441                           03           07/01/96          0
    49596646                             O            06/01/26
    0
1




    1508894          369/728             F          257,500.00         ZZ
                                         360        257,351.85          1
    5310 HUISACHE                      8.750          2,025.75         84
                                       8.500          2,025.75      307,540.00
    BELLAIRE         TX   77401          4            05/31/96         04
    0380476490                           05           07/01/96         12
    49508625                             O            06/01/26
    0


    1508895          758/728             F          300,000.00         ZZ
                                         360        300,000.00          1
    3115 ELLA LEE LANE                 8.375          2,280.22         75
                                       8.125          2,280.22      400,000.00
    HOUSTON          TX   77019          1            06/17/96         00
    0380476573                           03           08/01/96          0
    UNKNOWN                              O            07/01/26
    0


    1508909          074/728             F          400,000.00         ZZ
                                         360        399,286.41          1
    655 HAVERFORD AVENUE               8.625          3,111.16         80
                                       8.375          3,111.16      500,000.00
    PACIFIC PALISAD  CA   90272          5            03/19/96         00
    0380479809                           05           05/01/96          0
    12580121                             O            04/01/26
    0


    1508910          074/728             F          280,000.00         ZZ
                                         360        279,632.42          1
    27511 LITTEWOOD DRIVE              8.125          2,079.00         63
                                       7.875          2,079.00      450,000.00
    RANCHO PALOS VE  CA   90275          5            04/12/96         00
    0380474032                           05           06/01/96          0
    12582158                             O            05/01/26
    0


    1508911          074/728             F          270,000.00         ZZ
                                         360        269,836.43          1
    1655 HAWKSWAY COURT                8.500          2,076.07         72
                                       8.250          2,076.07      380,000.00
    WESTLAKE VILLAG  CA   91361          1            05/01/96         00
    0380479817                           05           07/01/96          0
    12582409                             O            06/01/26
    0


    1508913          074/728             F          860,000.00         ZZ
                                         360        858,167.27          1
1


    1500 NORTH BOULEVARD               7.750          6,161.15         61
                                       7.500          6,161.15    1,425,000.00
    HOUSTON          TX   77006          2            03/25/96         00
    0380479833                           05           05/01/96          0
    13134949                             O            04/01/26
    0


    1508914          074/728             F          300,000.00         ZZ
                                         360        299,649.94          1
    1380 LONGWORTH DRIVE               8.700          2,349.40         45
                                       8.450          2,349.40      675,000.00
    LOS ANGELES      CA   90049          5            04/05/96         00
    0380479841                           05           06/01/96          0
    14103486                             O            05/01/26
    0


    1508915          074/728             F          226,000.00         ZZ
                                         360        225,051.34          1
    1444 LAS POSITAS PLACE             7.875          1,638.66         80
                                       7.625          1,638.66      282,500.00
    SANTA BARBARA    CA   93105          5            12/13/95         00
    0380479866                           05           02/01/96          0
    34040901                             O            01/01/26
    0


    1508916          074/728             F          279,500.00         ZZ
                                         360        279,185.46          1
    4817 DENSMORE AVENUE               8.875          2,223.83         65
                                       8.625          2,223.83      430,000.00
    ENCINO           CA   91436          5            04/01/96         00
    0380479874                           05           06/01/96          0
    34294970                             O            05/01/26
    0


    1508923          074/728             F          269,150.00         ZZ
                                         360        268,456.36          1
    5309 LYNN LANE                     8.250          2,022.04         88
                                       8.000          2,022.04      307,000.00
    ELLICOTT CITY    MD   21043          1            02/29/96         11
    0380475294                           05           04/01/96         25
    1587017977                           O            03/01/26
    0


    1508945          267/267             F          600,000.00         ZZ
                                         360        600,000.00          1
    7 HEADLAND DRIVE                   7.875          4,350.42         80
                                       7.625          4,350.42      750,000.00
    RANCHO PALOS VE  CA   90275          1            06/05/96         00
    4405773                              05           08/01/96          0
1


    4405773                              O            07/01/26
    0


    1508947          664/728             F          346,800.00         ZZ
                                         360        346,800.00          1
    4263 TERI-LYN LANE                 9.125          2,821.68         80
                                       8.875          2,821.68      435,000.00
    NORTHBROOK       IL   60062          2            06/11/96         00
    0380476839                           05           08/01/96          0
    2209807                              O            07/01/26
    0


    1508957          267/267             F          312,000.00         ZZ
                                         360        312,000.00          1
    4235 ADMIRABLE DRIVE               8.375          2,371.43         80
                                       8.125          2,371.43      390,000.00
    RANCHO PALOS VE  CA   90275          1            05/31/96         00
    7253418                              05           08/01/96          0
    7253418                              O            07/01/26
    0


    1508966          685/728             F          218,250.00         BB
                                         360        218,250.00          1
    10022 CLYBOURN AVENUE              9.000          1,756.09         75
                                       8.750          1,756.09      291,000.00
    SUNLAND AREA     CA   91352          1            06/13/96         00
    0380478116                           05           08/01/96          0
    104769                               O            07/01/26
    0


    1508968          685/728             F          244,000.00         ZZ
                                         360        244,000.00          1
    735 MAIN STREET                    9.125          1,985.26         80
                                       8.875          1,985.26      305,000.00
    HUNTINGTON BEAC  CA   92648          1            06/12/96         00
    0380479098                           05           08/01/96          0
    104777                               O            07/01/26
    0


    1508973          731/728             F           77,600.00         ZZ
                                         360         77,600.00          1
    811 CAPISTRANO AVENUE              9.125            631.38         80
                                       8.875            631.38       98,000.00
    SOUTH LAKE TAHO  CA   96150          2            06/07/96         00
    0380478546                           05           08/01/96          0
    110540864                            O            07/01/26
    0


1


    1508975          171/728             F          261,000.00         ZZ
                                         360        260,857.43          1
    463 NORTH STATE HWY 173            9.000          2,100.07         90
                                       8.750          2,100.07      290,000.00
    LAKE ARROWHEAD   CA   92352          1            05/24/96         14
    0380477811                           05           07/01/96         25
    67094069                             O            06/01/26
    0


    1508986          637/728             F          234,000.00         ZZ
                                         360        233,861.85          1
    3292 FORMBY LANE                   8.625          1,820.03         90
                                       8.375          1,820.03      260,000.00
    FAIRFIELD        CA   94533          1            05/29/96         10
    0380475203                           03           07/01/96         25
    9053828                              O            06/01/26
    0


    1508988          286/286             F          294,500.00         ZZ
                                         360        294,312.20          1
    205 BENWELL                        8.250          2,212.49         95
                                       8.000          2,212.49      310,000.00
    MORRISVILLE      NC   27560          1            05/24/96         10
    8280956                              03           07/01/96         30
    8280956                              O            06/01/26
    0


    1508995          637/728             F          300,000.00         ZZ
                                         360        299,818.26          1
    24 RIDGEWOOD DRIVE                 8.500          2,306.74         90
                                       8.250          2,306.74      336,000.00
    SAN RAFEAL       CA   94901          1            05/29/96         10
    0380478512                           05           07/01/96         25
    4819926                              O            06/01/26
    0


    1509003          286/286             F          271,850.00         ZZ
                                         360        271,672.65          1
    130 FOX FIRE LANE                  8.125          2,018.00         75
                                       7.875          2,018.00      362,500.00
    LEWISBERRY       PA   17339          1            05/28/96         00
    931916                               05           07/01/96          0
    931916                               O            06/01/26
    0


    1509006          286/286             F          455,000.00         ZZ
                                         360        454,738.22          1
    2040 MULSANE DR                    8.750          3,579.49         80
                                       8.500          3,579.49      570,000.00
1


    ZIONSVILLE       IN   46077          2            05/31/96         00
    8343316                              03           07/01/96          0
    8343316                              O            06/01/26
    0


    1509012          286/286             F          199,500.00         ZZ
                                         360        199,382.21          1
    1081 VIRGINIA AVE                  8.625          1,551.70         75
                                       8.375          1,551.70      266,000.00
    ATLANTA          GA   30306          1            05/31/96         00
    931963                               05           07/01/96          0
    931963                               O            06/01/26
    0


    1509015          286/286             F          215,000.00         ZZ
                                         360        214,866.36          1
    105 WYNWARD LANE                   8.375          1,634.16         53
                                       8.125          1,634.16      408,750.00
    MORRESVILLE      NC   28115          1            05/24/96         00
    931509                               03           07/01/96          0
    931509                               O            06/01/26
    0


    1509019          286/286             F          270,000.00         ZZ
                                         360        270,000.00          1
    1518 HOLIDAY DRIVE                 8.875          2,148.25         95
                                       8.625          2,148.25      285,000.00
    SANDWICH         IL   60548          1            06/06/96         04
    931574                               05           08/01/96         30
    931574                               O            07/01/26
    0


    1509020          286/286             F          294,400.00         ZZ
                                         360        294,226.18          1
    8400 DAVINGTON DR                  8.625          2,289.82         80
                                       8.375          2,289.82      368,000.00
    DUBLIN           OH   43017          1            05/29/96         00
    8577058                              03           07/01/96          0
    8577058                              O            06/01/26
    0


    1509021          286/286             F          436,000.00         ZZ
                                         360        435,729.00          1
    1520 BONHAM CT                     8.375          3,313.92         80
                                       8.125          3,313.92      545,000.00
    IRVING           TX   75038          1            05/10/96         00
    8428535                              03           07/01/96          0
    8428535                              O            06/01/26
    0
1




    1509022          286/286             F          273,900.00         ZZ
                                         360        273,119.19          1
    3218 STONINGHAM DR                 7.750          1,962.26         79
                                       7.500          1,962.26      350,000.00
    BIRMINGHAM       AL   35243          2            02/23/96         00
    8330127                              05           04/01/96          0
    8330127                              O            03/01/26
    0


    1509027          286/286             F          216,750.00         ZZ
                                         360        216,750.00          1
    1324 STONECREST DR                 8.375          1,647.46         75
                                       8.125          1,647.46      289,000.00
    COPPELL          TX   75019          1            06/10/96         00
    8428638                              05           08/01/96          0
    8428638                              O            07/01/26
    0


    1509031          286/286             F          267,300.00         ZZ
                                         360        267,120.64          1
    6164 LLANFAIR DRIVE                8.000          1,961.36         90
                                       7.750          1,961.36      297,000.00
    COLUMBIA         MD   21044          1            05/30/96         14
    931802                               05           07/01/96         25
    931802                               O            06/01/26
    0


    1509033          286/286             F          272,000.00         ZZ
                                         360        272,000.00          1
    200 CAVISTON WAY                   8.500          2,091.45         90
                                       8.250          2,091.45      302,237.00
    MORRISVILLE      NC   27560          1            06/12/96         10
    8280913                              03           08/01/96         25
    8280913                              O            07/01/26
    0


    1509034          286/286             F          500,000.00         ZZ
                                         360        499,704.80          1
    3680 REMBRANDT RD                  8.625          3,888.95         77
                                       8.375          3,888.95      650,000.00
    ATLANTA          GA   30327          1            05/29/96         00
    931821                               05           07/01/96          0
    931821                               O            06/01/26
    0


    1509035          601/728             F          262,800.00         ZZ
                                         360        262,632.42          1
1


    191 SAGEBRUSH DRIVE N W            8.250          1,974.33         90
                                       8.000          1,974.33      292,000.00
    CORRALES         NM   87048          1            05/24/96         12
    0380477092                           05           07/01/96         25
    1074575                              O            06/01/26
    0


    1509040          286/286             F          360,000.00         ZZ
                                         360        360,000.00          1
    1038 S BUTTERNUT                   8.375          2,736.27         66
                                       8.125          2,736.27      550,000.00
    FRANKFORT        IL   60423          2            06/03/96         00
    931759                               05           08/01/96          0
    931759                               O            07/01/26
    0


    1509042          286/286             F          232,200.00         ZZ
                                         360        232,200.00          1
    617 SANTA FE BLVD                  8.875          1,847.49         90
                                       8.625          1,847.49      260,000.00
    KOKOMO           IN   46901          1            06/06/96         14
    8360986                              03           08/01/96         25
    8360986                              O            07/01/26
    0


    1509043          286/286             F          333,000.00         ZZ
                                         360        332,776.56          1
    6821 BRADBURY LN                   8.000          2,443.44         90
                                       7.750          2,443.44      370,000.00
    DALLAS           TX   75230          1            05/28/96         10
    84278508                             05           07/01/96         25
    84278508                             O            06/01/26
    0


    1509113          375/728             F          124,400.00         ZZ
                                         360        124,322.68          1
    3633 35TH AVENUE WEST              8.375            945.53         72
                                       8.125            945.53      174,425.00
    SEATTLE          WA   98199          1            05/24/96         00
    0380477399                           05           07/01/96          0
    UNKNOWN                              O            06/01/26
    0


    1509122          626/728             F          230,000.00         ZZ
                                         360        230,000.00          1
    8860 CREEK OAKS LANE               8.750          1,809.42         70
                                       8.500          1,809.42      330,000.00
    ORANGEVALE       CA   95662          1            05/30/96         00
    0380479312                           05           08/01/96          0
1


    6616536                              O            07/01/26
    0


    1509129          765/728             F          228,000.00         ZZ
                                         360        228,000.00          1
    24111 ANGELA STREET                8.875          1,814.08         80
                                       8.625          1,814.08      285,000.00
    LAKE FOREST      CA   92360          1            06/13/96         00
    0380483231                           03           08/01/96          0
    314178                               O            07/01/26
    0


    1509135          356/728             F          252,000.00         ZZ
                                         360        252,000.00          1
    902 VANDA WAY                      8.750          1,982.49         90
                                       8.500          1,982.49      280,000.00
    FREMONT          CA   94536          1            05/30/96         11
    0380477225                           05           08/01/96         25
    2367589                              O            07/01/26
    0


    1509137          069/728             F          395,000.00         ZZ
                                         360        394,778.55          4
    266-268 LA VERNE AVENUE            8.875          3,142.80         72
                                       8.625          3,142.80      550,000.00
    LONG BEACH       CA   90803          1            05/16/96         00
    0380479429                           05           07/01/96          0
    2362111581                           O            06/01/26
    0


    1509138          069/728             F          270,000.00         ZZ
                                         360        269,856.32          1
    12661 SILVER FOX ROAD              9.125          2,196.81         75
                                       8.875          2,196.81      360,000.00
    LOS ALAMITOS     CA   90720          5            05/16/96         00
    0380479858                           05           07/01/96          0
    2112094951                           O            06/01/26
    0


    1509140          069/728             F          382,500.00         ZZ
                                         360        382,500.00          1
    2410 NORTH ARDMORE AVENUE          8.625          2,975.05         75
                                       8.375          2,975.05      510,000.00
    MANHATTAN BEACH  CA   90266          1            06/07/96         00
    0380483256                           05           08/01/96          0
    2362114395                           O            07/01/26
    0


1


    1509146          976/728             F          267,750.00         ZZ
                                         360        267,750.00          1
    1861 GREENWOOD ROAD                8.250          2,011.52         90
                                       8.000          2,011.52      298,000.00
    PLEASANTON       CA   94566          1            06/03/96         04
    0380476680                           05           08/01/96         25
    108707                               O            07/01/26
    0


    1509149          976/728             F          279,000.00         ZZ
                                         360        279,000.00          1
    25030 NORTH PALOMINO TRAIL         8.500          2,145.27         90
                                       8.250          2,145.27      310,000.00
    SCOTTSDALE       AZ   85255          1            06/06/96         04
    0380483736                           03           08/01/96         25
    914208                               O            07/01/26
    0


    1509150          976/728             F          264,000.00         ZZ
                                         360        264,000.00          1
    21861 RUSHFORD DRIVE               8.375          2,006.60         80
                                       8.125          2,006.60      330,000.00
    LAKE FOREST      CA   92360          1            06/12/96         00
    0380476805                           03           08/01/96          0
    938810                               O            07/01/26
    0


    1509153          640/728             F          391,500.00         ZZ
                                         360        391,500.00          1
    1522 MASSEY MANOR LANE             8.625          3,045.05         90
                                       8.375          3,045.05      435,000.00
    MEMPHIS          TN   38120          1            06/17/96         01
    0380485343                           03           08/01/96         25
    UNKNOWN                              O            07/01/26
    0


    1509156          976/728             F          453,000.00         ZZ
                                         360        453,000.00          1
    9521 BEVERLYWOOD STREET            8.375          3,443.13         67
                                       8.125          3,443.13      682,000.00
    LOS ANGELES      CA   90034          2            06/04/96         00
    0380476862                           05           08/01/96          0
    085039                               O            07/01/26
    0


    1509173          601/728             F          220,000.00         ZZ
                                         360        220,000.00          1
    8540 EAST MCDOWELL ROAD #36        8.875          1,750.42         79
                                       8.625          1,750.42      280,000.00
1


    MESA             AZ   85207          2            06/06/96         00
    0380484981                           03           08/01/96          0
    36175                                O            07/01/26
    0


    1509196          911/728             F          238,150.00         ZZ
                                         360        238,150.00          1
    10481 NW 48 STREET                 8.750          1,873.53         67
                                       8.500          1,873.53      360,000.00
    MIAMI            FL   33178          1            06/28/96         00
    0380485285                           03           08/01/96          0
    UNKNOWN                              O            07/01/26
    0


    1509225          995/728             F          104,000.00         ZZ
                                         360        104,000.00          1
    1 ALLISON WAY                      8.875            827.47         49
                                       8.625            827.47      215,000.00
    EMERSON          NJ   07630          2            06/14/96         00
    0380480732                           01           08/01/96          0
    GM10031065                           O            07/01/26
    0


    1509246          E22/728             F          496,000.00         ZZ
                                         360        496,000.00          1
    14635 CROSSWAY ROAD                8.250          3,726.28         80
                                       8.000          3,726.28      620,000.00
    ROCKVILLE        MD   20853          1            06/18/96         00
    0410117261                           05           08/01/96          0
    410117261                            O            07/01/26
    0


    1509289          077/077             F          239,600.00         ZZ
                                         360        239,600.00          1
    15285 VALENTIA DRIVE               8.000          1,758.10         80
                                       7.750          1,758.10      301,558.00
    GRANGER          IN   46530          1            06/17/96         00
    285847                               05           08/01/96          0
    285847                               O            07/01/26
    0


    1509301          462/728             F          220,000.00         ZZ
                                         360        219,859.71          1
    1667 CALYPSO DRIVE                 8.250          1,652.79         62
                                       8.000          1,652.79      359,000.00
    APTOS            CA   95003          1            05/21/96         00
    0380477597                           05           07/01/96          0
    4477683                              O            06/01/26
    0
1




    1509313          570/570             F          244,600.00         ZZ
                                         360        244,600.00          1
    5700 SAN VINCENTE STREET           8.875          1,946.15         95
                                       8.625          1,946.15      257,500.00
    CORAL GABLES     FL   33146          1            06/10/96         14
    5849898                              05           08/01/96         30
    5849898                              O            07/01/26
    0


    1509321          640/728             F          270,000.00         ZZ
                                         360        270,000.00          1
    10 FOLTS CIRCLE                    8.750          2,124.09         90
                                       8.500          2,124.09      300,000.00
    CHATTANOOGA      TN   37415          1            06/06/96         01
    0380478132                           05           08/01/96         25
    100341                               O            07/01/26
    0


    1509322          232/232             F           88,200.00         ZZ
                                         360         88,155.45          1
    33830 MYRNA COURT                  9.375            733.61         65
                                       9.125            733.61      137,000.00
    PINE             CO   80470          2            05/13/96         00
    11027106                             05           07/01/96          0
    11027106                             O            06/01/26
    0


    1509326          822/728             F          127,000.00         ZZ
                                         360        127,000.00          1
    24 THOR SOLBERG ROAD               8.875          1,010.47         59
                                       8.625          1,010.47      217,000.00
    WHITEHOUSE STAT  NJ   08889          2            06/03/96         00
    0380486002                           05           08/01/96          0
    0366024310                           O            07/01/26
    0


    1509356          696/728             F          248,000.00         ZZ
                                         360        248,000.00          1
    10724 CROSS SCHOOL ROAD            7.875          1,798.17         80
                                       7.625          1,798.17      310,000.00
    RESTON           VA   22091          1            06/21/96         00
    0380480658                           03           08/01/96          0
    8017707                              O            07/01/26
    0


    1509361          696/728             F          224,800.00         ZZ
                                         360        224,800.00          1
1


    4901 27TH STREET NORTH             8.875          1,788.61         80
                                       8.625          1,788.61      281,000.00
    ARLINGTON        VA   22207          1            06/21/96         00
    0380479940                           05           08/01/96          0
    2157846                              O            07/01/26
    0


    1509362          725/728             F          408,000.00         ZZ
                                         360        408,000.00          1
    531 CUMBERLAND DRIVE               8.500          3,137.17         80
                                       8.250          3,137.17      510,000.00
    LAKE ARROWHEAD   CA   92352          1            06/13/96         00
    0380482894                           05           08/01/96          0
    191027722                            O            07/01/26
    0


    1509370          317/728             F          228,900.00         ZZ
                                         360        228,900.00          1
    15 WOODBINE COURT                  8.125          1,699.58         80
                                       7.875          1,699.58      286,710.00
    NEWTOWN          PA   18940          1            06/12/96         00
    0380480856                           03           08/01/96          0
    194473                               O            07/01/26
    0


    1509375          317/728             F          241,550.00         ZZ
                                         360        241,550.00          1
    675 AUTUMN CREST COURT             8.250          1,814.69         90
                                       8.000          1,814.69      269,699.00
    ODENTON          MD   21113          1            06/12/96         12
    0380480864                           03           08/01/96         25
    114488                               O            07/01/26
    0


    1509393          685/728             F          184,000.00         ZZ
                                         360        184,000.00          1
    29815 CORTE FALDAS                 8.625          1,431.13         80
                                       8.375          1,431.13      230,000.00
    TEMECULA         CA   92591          1            06/20/96         00
    0380483207                           05           08/01/96          0
    104687                               O            07/01/26
    0


    1509394          936/728             F          424,000.00         ZZ
                                         360        424,000.00          1
    1492 SAMEDRA STREET                8.375          3,222.71         78
                                       8.125          3,222.71      548,888.00
    SUNNYVALE        CA   94087          1            06/03/96         00
    0380484718                           05           08/01/96          0
1


    6073654                              O            07/01/26
    0


    1509395          470/728             F          230,050.00         ZZ
                                         360        229,917.64          1
    5563 SAGEBRUSH COURT               8.750          1,809.81         95
                                       8.500          1,809.81      242,208.00
    RANCHO CUCAMONG  CA   91739          1            05/22/96         10
    0380483355                           05           07/01/96         30
    09040015                             O            06/01/26
    0


    1509397          470/728             F          226,500.00         ZZ
                                         360        226,500.00          1
    14 PALERMO                         8.875          1,802.14         90
                                       8.625          1,802.14      252,000.00
    IRVINE           CA   92714          1            06/13/96         11
    0380483348                           03           08/01/96         25
    24150637                             O            07/01/26
    0


    1509399          E57/728             F          384,000.00         ZZ
                                         360        384,000.00          1
    522 N. WILCOX AVENUE               8.875          3,055.28         80
                                       8.625          3,055.28      480,000.00
    LOS ANGELES      CA   90004          1            06/17/96         00
    0380481565                           05           08/01/96          0
    70462005214                          O            07/01/26
    0


    1509400          637/728             F          176,000.00         ZZ
                                         360        176,000.00          1
    31982 SUNSET AVENUE                8.500          1,353.29         75
                                       8.250          1,353.29      235,000.00
    LAGUNA BEACH     CA   92677          1            06/11/96         00
    0380483272                           05           08/01/96          0
    4302022                              O            07/01/26
    0


    1509409          976/728             F          215,000.00         ZZ
                                         360        215,000.00          1
    3836 BEVERLY RIDGE DRIVE           8.875          1,710.64         58
    SHERMAN OAKS AREA                  8.625          1,710.64      373,000.00
    LOS ANGELES      CA   91423          1            06/03/96         00
    0380479304                           05           08/01/96          0
    085663                               O            07/01/26
    0


1


    1509410          976/728             F          600,000.00         ZZ
                                         360        599,654.79          1
    746 RADCLIFFE AVENUE               8.750          4,720.21         80
    (PACIFIC PALISADES AREA)           8.500          4,720.21      750,000.00
    LOS ANGELES      CA   90272          1            05/29/96         00
    0380481656                           05           07/01/96          0
    144727                               O            06/01/26
    0


    1509413          626/728             F          310,800.00         ZZ
                                         360        310,800.00          1
    9716 PIAZZA COURT                  8.500          2,389.79         80
                                       8.250          2,389.79      388,522.00
    CYPRESS          CA   90630          1            06/17/96         00
    0380481276                           05           08/01/96          0
    6627822                              O            07/01/26
    0


    1509414          559/728             F          400,000.00         ZZ
                                         360        400,000.00          1
    4 ALPINE LILY PLACE                9.000          3,218.50         55
                                       8.750          3,218.50      740,000.00
    SAN RAFAEL       CA   94903          1            06/14/96         00
    0380483363                           05           08/01/96          0
    5343157                              O            07/01/26
    0


    1509416          976/728             F          229,000.00         ZZ
                                         360        228,868.24          1
    5129 SARATOGA AVENUE               8.750          1,801.55         78
                                       8.500          1,801.55      295,000.00
    CYPRESS          CA   90630          2            05/21/96         00
    0380481284                           05           07/01/96          0
    116661                               O            06/01/26
    0


    1509417          559/728             F          128,800.00         ZZ
                                         360        128,492.50          1
    21430 CANYON WAY                   8.625          1,001.80         80
                                       8.375          1,001.80      161,000.00
    COLFAX           CA   95713          1            02/22/96         00
    0380483579                           05           04/01/96          0
    473983                               O            03/01/26
    0


    1509419          936/728             F          569,600.00         ZZ
                                         360        568,474.60          1
    5529 EAST SEASIDE WALK             8.125          4,229.27         80
                                       7.875          4,229.27      712,000.00
1


    LONG BEACH       CA   90803          1            03/21/96         00
    0380481987                           05           05/01/96          0
    6041321541                           O            04/01/26
    0


    1509421          976/728             F          650,000.00         ZZ
                                         360        649,626.02          1
    788 TALISMAN COURT                 8.750          5,113.56         78
                                       8.500          5,113.56      835,000.00
    PALO ALTO        CA   94303          1            05/16/96         00
    0380481805                           05           07/01/96          0
    082308                               O            06/01/26
    0


    1509424          637/728             F          247,000.00         ZZ
                                         360        247,000.00          1
    10 MACY LANE                       8.625          1,921.14         95
                                       8.375          1,921.14      260,000.00
    OAKLEY           CA   94561          1            06/07/96         01
    0380484692                           05           08/01/96         25
    9055021                              O            07/01/26
    0


    1509427          685/728             F          301,600.00         ZZ
                                         360        301,600.00          1
    31781 5TH AVENUE                   8.875          2,399.67         80
                                       8.625          2,399.67      377,000.00
    LAGUNA BEACH     CA   92677          1            06/19/96         00
    0380483413                           05           08/01/96          0
    104715                               O            07/01/26
    0


    1509429          559/728             F          164,800.00         ZZ
                                         360        164,800.00          1
    4325 LEAFWOOD CIRCLE WEST          8.375          1,252.60         80
                                       8.125          1,252.60      206,000.00
    SANTA ROSA       CA   95405          1            06/17/96         00
    0380483371                           03           08/01/96          0
    5330030                              O            07/01/26
    0


    1509430          573/728             F          217,800.00         ZZ
                                         360        217,800.00          1
    7832 CEDAR LAKE AVENUE             8.875          1,732.92         90
                                       8.625          1,732.92      242,000.00
    SAN DIEGO        CA   92119          1            06/19/96         14
    0380483181                           05           08/01/96         25
    105398                               O            07/01/26
    0
1




    1509432          956/728             F          244,000.00         ZZ
                                         360        244,000.00          1
    11622 JUAREZ COURT                 8.375          1,854.58         80
                                       8.125          1,854.58      305,000.00
    DUBLIN           CA   94568          1            06/19/96         00
    0380486911                           05           08/01/96          0
    605253                               O            07/01/26
    0


    1509433          637/728             F          272,000.00         ZZ
                                         360        272,000.00          1
    1311 SOUTH HELBERTA AVE.           8.375          2,067.40         80
                                       8.125          2,067.40      340,000.00
    REDONDO BEACH    CA   90277          1            06/03/96         00
    0380484668                           05           08/01/96          0
    3189024                              O            07/01/26
    0


    1509460          E22/728             F          300,000.00         ZZ
                                         360        299,827.40          1
    2824 YARDLEY PLACE                 8.750          2,360.10         80
                                       8.500          2,360.10      375,000.00
    EL DORADO HILLS  CA   95762          1            05/23/96         00
    0410198907                           03           07/01/96          0
    410198907                            O            06/01/26
    0


    1509463          E22/728             F          366,000.00         ZZ
                                         360        365,783.92          1
    205 SEASCAPE ROAD                  8.625          2,846.71         80
                                       8.375          2,846.71      460,000.00
    RANCHO PALOS VE  CA   90275          2            05/22/96         00
    0410145502                           03           07/01/96          0
    410145502                            O            06/01/26
    0


    1509492          668/728             F          375,000.00         ZZ
                                         360        374,784.25          1
    810 NORTH ORCHARD                  8.750          2,950.13         75
                                       8.500          2,950.13      500,000.00
    MESA             AZ   85213          5            05/10/96         00
    0380482803                           05           07/01/96          0
    6742217                              O            06/01/26
    0


    1509493          668/728             F          277,000.00         ZZ
                                         360        276,832.18          1
1


    26965 ABERDEEN PLACE               8.500          2,129.90         87
                                       8.250          2,129.90      320,000.00
    HAYWARD          CA   94542          2            05/08/96         12
    0380484775                           05           07/01/96         25
    6739841                              O            06/01/26
    0


    1509494          668/728             F          300,000.00         ZZ
                                         360        299,808.70          1
    992 MIRAMAR STREET                 8.250          2,253.80         79
                                       8.000          2,253.80      380,000.00
    LAGUNA BEACH     CA   92651          1            05/21/96         00
    0380478587                           05           07/01/96          0
    6726251                              O            06/01/26
    0


    1509496          668/728             F          150,000.00         ZZ
                                         360        149,913.69          1
    130 HIDALGO AVENUE                 8.750          1,180.06         72
                                       8.500          1,180.06      210,000.00
    CAYUCOS          CA   93430          1            05/13/96         00
    0380478520                           05           07/01/96          0
    6716229                              O            06/01/26
    0


    1509544          668/728             F          239,200.00         ZZ
                                         360        239,058.77          1
    316 PARAMOUNT DRIVE                8.625          1,860.48         80
                                       8.375          1,860.48      299,000.00
    MILLBRAE         CA   94030          1            05/06/96         00
    0380484106                           05           07/01/96          0
    6715254                              O            06/01/26
    0


    1509548          668/728             F          315,000.00         ZZ
                                         360        314,818.77          1
    4167 PIPPO LANE                    8.750          2,478.11         90
                                       8.500          2,478.11      350,000.00
    VACAVILLE        CA   95688          1            05/15/96         10
    0380479056                           05           07/01/96         25
    6711527                              O            06/01/26
    0


    1509580          936/728             F          286,600.00         ZZ
                                         360        286,600.00          1
    14 TACKWOOD COURT                  7.875          2,078.05         80
                                       7.625          2,078.05      358,274.00
    SAN RAMON        CA   94583          1            06/04/96         00
    0380483264                           03           08/01/96          0
1


    6075246                              O            07/01/26
    0


    1509581          936/728             F          242,000.00         ZZ
                                         360        242,000.00          1
    10 JEWITT STREET                   8.375          1,839.38         80
                                       8.125          1,839.38      302,500.00
    NORTHAMPTON      MA   01060          1            06/18/96         00
    0380483439                           05           08/01/96          0
    6068134                              O            07/01/26
    0


    1509588          936/728             F          243,850.00         ZZ
                                         360        243,850.00          1
    23408 95TH COURT SOUTH             8.625          1,896.65         95
                                       8.375          1,896.65      256,700.00
    KENT             WA   98031          1            06/05/96         04
    0380487091                           05           08/01/96         30
    6081442                              O            07/01/26
    0


    1509589          964/728             F          208,800.00         ZZ
                                         360        208,800.00          1
    32951 DANACEDAR                    8.500          1,605.49         80
                                       8.250          1,605.49      261,000.00
    DANA POINT       CA   92629          1            06/13/96         00
    0380481011                           03           08/01/96          0
    18601                                O            07/01/26
    0


    1509590          180/728             F          329,200.00         ZZ
                                         360        329,200.00          1
    4026 BLACKTHORN DRIVE              8.875          2,619.26         67
                                       8.625          2,619.26      495,000.00
    VACAVILLE        CA   95688          5            06/07/96         00
    0380486994                           05           08/01/96          0
    4333902                              O            07/01/26
    0


    1509591          B74/728             F          184,000.00         ZZ
                                         360        184,000.00          1
    10946 BARMAN AVENUE                9.000          1,480.51         80
                                       8.750          1,480.51      230,000.00
    CULVER CITY      CA   90230          1            06/14/96         00
    0380484726                           05           08/01/96          0
    961884                               O            07/01/26
    0


1


    1509592          E87/728             F          128,000.00         ZZ
                                         360        128,000.00          1
    13613 WYANDOTTE STREET             8.750          1,006.98         80
                                       8.500          1,006.98      160,000.00
    VAN NUYS         CA   91405          1            06/04/96         00
    0380484239                           05           08/01/96          0
    70000082                             O            07/01/26
    0


    1509594          765/728             F          231,000.00         ZZ
                                         360        231,000.00          1
    6154 SARD STREET                   8.625          1,796.70         90
                                       8.375          1,796.70      259,000.00
    ALTA LOMA        CA   91701          2            06/19/96         11
    0380483280                           05           08/01/96         25
    315085                               O            07/01/26
    0


    1509595          069/728             F          147,000.00         ZZ
                                         360        147,000.01          1
    1669 WEST CERRITOS AVENUE          8.500          1,130.31         70
                                       8.250          1,130.31      210,000.00
    ANAHEIM          CA   92802          1            06/07/96         00
    0380483835                           05           08/01/96          0
    2362115178                           O            07/01/26
    0


    1509601          069/728             F          282,000.00         ZZ
                                         360        281,795.90          1
    1255 MESA ROAD                     7.625          1,995.98         41
                                       7.375          1,995.98      700,000.00
    SANTA BARBARA    CA   93108          2            05/20/96         00
    0380482811                           05           07/01/96          0
    2112092765                           O            06/01/26
    0


    1509605          201/728             F          440,000.00         ZZ
                                         360        440,000.00          1
    3700 GLENWOOD DRIVE                8.250          3,305.58         78
                                       8.000          3,305.58      568,384.00
    RICHMOND         TX   77469          2            06/07/96         00
    0380486051                           09           08/01/96          0
    7800910478                           O            07/01/26
    0


    1509627          926/728             F           68,500.00         ZZ
                                         360         68,457.42          1
    182 EVIAN                          8.375            520.65         46
                                       8.125            520.65      152,000.00
1


    HILTON HEAD ISL  SC   29928          2            04/22/96         00
    0380480930                           01           06/01/96          0
    UNKNOWN                              O            05/01/26
    0


    1509643          069/728             F          295,000.00         ZZ
                                         360        295,000.01          1
    29931 TRAIL CREEK DRIVE            8.875          2,347.16         77
                                       8.625          2,347.16      385,000.00
    AGOURA HILLS     CA   91301          2            06/06/96         00
    0380481185                           03           08/01/96          0
    2362111037                           O            07/01/26
    0


    1509645          744/728             F          184,000.00         ZZ
                                         360        184,000.00          1
    864 OVERHILL DRIVE                 8.625          1,431.13         80
                                       8.375          1,431.13      230,000.00
    HAYWARD          CA   94544          1            06/24/96         00
    0380481045                           05           08/01/96          0
    21550                                O            07/01/26
    0


    1509646          698/698             F          185,600.00         ZZ
                                         360        185,600.00          1
    1311 LUCINDA WAY                   8.875          1,476.72         80
                                       8.625          1,476.72      232,000.00
    TUSTIN           CA   92680          1            06/21/96         00
    7403312                              05           08/01/96          0
    7403312                              O            07/01/26
    0


    1509648          698/728             F          650,000.00         ZZ
                                         360        650,000.00          1
    3 NOVA                             9.125          5,288.61         71
                                       8.875          5,288.61      925,000.00
    IRVINE           CA   92715          1            06/24/96         00
    0380483694                           03           08/01/96          0
    19802367                             O            07/01/26
    0


    1509652          776/728             F          508,000.00         ZZ
                                         360        508,000.00          1
    10473 HOLMAN AVENUE                8.750          3,996.44         80
                                       8.500          3,996.44      635,000.00
    LOS ANGELES      CA   90024          2            06/13/96         00
    0380483298                           05           08/01/96          0
    2134001                              O            07/01/26
    0
1




    1509653          744/728             F          273,600.00         ZZ
                                         360        273,600.00          2
    201 PRECITA AVENUE                 9.125          2,226.10         80
                                       8.875          2,226.10      342,000.00
    SAN FRANCISCO    CA   94110          1            06/25/96         00
    0380481086                           05           08/01/96          0
    77581                                O            07/01/26
    0


    1509668          624/728             F          240,000.00         ZZ
                                         360        240,000.00          1
    2244 FOSTER AVENUE                 8.375          1,824.17         71
                                       8.125          1,824.17      340,000.00
    VENTURA          CA   93001          1            06/06/96         00
    0380481102                           05           08/01/96          0
    72003660086                          O            07/01/26
    0


    1509713          201/728             F          220,000.00         ZZ
                                         360        220,000.00          1
    402 LAMONT AVENUE                  8.375          1,672.16         80
                                       8.125          1,672.16      275,000.00
    SAN ANTONIO      TX   78209          2            06/07/96         00
    0380486564                           05           08/01/96          0
    8800907241                           O            07/01/26
    0


    1509716          562/728             F          215,900.00         ZZ
                                         360        215,900.00          1
    2526 RIDGE STREET                  9.250          1,776.16         90
                                       9.000          1,776.16      239,900.00
    YORKTOWN HIGHTS  NY   10598          1            06/27/96         11
    0380486028                           05           08/01/96         25
    515676                               O            07/01/26
    0


    1509718          A13/728             F          300,000.00         T
                                         360        300,000.00          1
    731 EAST DURANT #18                9.000          2,413.87         80
                                       8.750          2,413.87      375,000.00
    ASPEN            CO   81611          1            06/14/96         00
    0380483850                           01           08/01/96          0
    960043509                            O            07/01/26
    0


    1509730          731/728             F          200,000.00         ZZ
                                         360        200,000.00          1
1


    13050 CHANDLER BOULEVARD           9.000          1,609.25         65
    SHERMAN OAKS AREA                  8.750          1,609.25      310,000.00
    CITY OF LOS ANG  CA   91401          1            06/19/96         00
    0380483405                           05           08/01/96          0
    411911891                            O            07/01/26
    0


    1509735          562/728             F          232,750.00         ZZ
                                         360        232,750.00          1
    281 LINCOLN AVENUE                 9.375          1,935.90         95
                                       9.125          1,935.90      245,000.00
    NEW ROCHELLE     NY   10801          1            06/27/96         04
    0380486242                           05           08/01/96         30
    514588                               O            07/01/26
    0


    1509739          776/728             F          284,000.00         ZZ
                                         360        284,000.00          1
    4048 SUMAC DRIVE                   8.375          2,158.60         80
    (SHERMAN OAKS AREA)                8.125          2,158.60      355,000.00
    LOS ANGELES      CA   91403          1            06/06/96         00
    0380483553                           05           08/01/96          0
    1131152                              O            07/01/26
    0


    1509740          957/728             F          126,000.00         ZZ
                                         360        126,000.00          1
    9517 WINDY H0LLOW DRIVE            9.125          1,025.18         68
                                       8.875          1,025.18      186,000.00
    IRVING           TX   75063          1            06/26/96         00
    0380480609                           03           08/01/96          0
    UNKNOWN                              O            07/01/26
    0


    1509742          776/728             F          159,200.00         ZZ
                                         360        159,200.00          1
    23725 CASTILLA COURT               9.125          1,295.30         80
    (VALENCIA AREA)                    8.875          1,295.30      199,000.00
    SANTA CLARITA    CA   91355          1            06/13/96         00
    0380486929                           05           08/01/96          0
    2133999                              O            07/01/26
    0


    1509754          964/728             F          398,000.00         ZZ
                                         360        398,000.00          1
    2359 NOGALES STREET                8.500          3,060.28         90
                                       8.250          3,060.28      442,359.00
    ROWLAND HEIGHTS  CA   91748          1            06/06/96         11
    0380480955                           05           08/01/96         25
1


    18501                                O            07/01/26
    0


    1509757          964/728             F          500,000.00         ZZ
                                         360        500,000.00          1
    59 EMERALD                         8.500          3,844.57         79
                                       8.250          3,844.57      639,000.00
    IRVINE           CA   92714          1            06/05/96         00
    0380480906                           03           08/01/96          0
    18512                                O            07/01/26
    0


    1509760          559/728             F          215,000.00         ZZ
                                         360        215,000.00          1
    832 MIDDLETON DRIVE                9.000          1,729.94         69
                                       8.750          1,729.94      315,000.00
    BOULDER CREEK    CA   95006          1            06/13/96         00
    0380484817                           05           08/01/96          0
    5334974                              O            07/01/26
    0


    1509761          450/728             F          286,400.00         ZZ
                                         360        286,400.00          1
    37 HAMPTON                         8.375          2,176.85         80
                                       8.125          2,176.85      358,000.00
    GROSSE POINTE S  MI   48236          1            06/17/96         00
    0380479403                           05           08/01/96          0
    4180154                              O            07/01/26
    0


    1509762          964/728             F          243,000.00         ZZ
                                         360        243,000.00          1
    12212 FIORI LANE                   8.625          1,890.03         80
                                       8.375          1,890.03      305,000.00
    OCCIDENTAL       CA   95465          1            06/10/96         00
    0380485418                           05           08/01/96          0
    18575                                O            07/01/26
    0


    1509766          299/299             F          244,000.00         T
                                         360        242,943.03          1
    9 KNOB HILL PLACE                  8.500          1,876.15         80
                                       8.250          1,876.15      305,000.00
    WINTERGREEN      VA   22958          1            11/15/95         00
    630783                               05           01/01/96          0
    630783                               O            12/01/25
    0


1


    1509785          E22/728             F          190,000.00         ZZ
                                         360        190,000.00          1
    398 WEST POINT WASHINGTON ROAD     9.000          1,528.78         75
                                       8.750          1,528.78      253,500.00
    SANTA ROSA BEAC  FL   32459          2            06/17/96         00
    0410190102                           05           08/01/96          0
    410190102                            O            07/01/26
    0


    1509809          299/299             F          237,000.00         ZZ
                                         360        236,519.72          1
    1945 VERMONT                       8.000          1,739.03         95
                                       7.750          1,739.03      249,500.00
    HOUSTON          TX   77019          1            03/18/96         01
    641879                               05           05/01/96         30
    641879                               O            04/01/26
    0


    1509813          299/299             F          222,700.00         ZZ
                                         360        222,351.49          1
    347 YORKSHIRE AVE                  7.250          1,519.21         83
                                       7.000          1,519.21      270,000.00
    WAYNESBORO       VA   22980          2            04/10/96         14
    636124                               05           06/01/96         12
    636124                               O            05/01/26
    0


    1509815          299/299             F          308,700.00         ZZ
                                         360        307,257.43          1
    933 BRASILENO COURT                8.125          2,292.09         90
                                       7.875          2,292.09      343,000.00
    VIRGINIA BEACH   VA   23456          1            11/13/95         14
    289808                               05           01/01/96         25
    289808                               O            12/01/25
    0


    1509826          299/299             F          233,800.00         ZZ
                                         360        233,289.12          1
    9305 NORTH HARVARD ROAD            7.625          1,654.82         78
                                       7.375          1,654.82      300,000.00
    NEWMAN LAKE      WA   99025          2            03/11/96         00
    7431075                              05           05/01/96          0
    7431075                              O            04/01/26
    0


    1509837          766/728             F           55,000.00         ZZ
                                         360         55,000.00          1
    2340 SW 1 STREET                   9.125            447.50         58
                                       8.875            447.50       95,000.00
1


    MIAMI            FL   33135          2            06/21/96         00
    0380479924                           05           08/01/96          0
    96HA066                              O            07/01/26
    0


    1509840          299/299             F          357,000.00         ZZ
                                         360        356,598.19          4
    1326 NW GIRARD STREET              8.875          2,840.46         85
                                       8.625          2,840.46      420,000.00
    WASHINGTON       DC   20009          4            04/25/96         14
    282438                               05           06/01/96         12
    282438                               O            05/01/26
    0


    1509846          299/299             F          407,500.00         ZZ
                                         360        391,364.30          1
    #23 SANDPIPER CIRCLE               7.750          2,919.38         82
                                       7.500          2,919.38      497,634.00
    WICHITA          KS   67230          1            12/22/95         14
    634771                               03           02/01/96         12
    634771                               O            01/01/26
    0


    1509847          299/299             F          279,000.00         ZZ
                                         360        278,405.39          1
    116 PARK AVENUE                    7.750          1,998.80         85
                                       7.500          1,998.80      329,000.00
    WILMETTE         IL   60091          1            03/29/96         12
    642467                               05           05/01/96         12
    642467                               O            04/01/26
    0


    1509849          201/728             F          392,000.00         ZZ
                                         360        392,000.00          1
    3012 PURDUE STREET                 8.375          2,979.49         70
                                       8.125          2,979.49      560,000.00
    UNIVERSITY PARK  TX   75225          1            06/07/96         00
    0380486176                           05           08/01/96          0
    8800907100                           O            07/01/26
    0


    1509855          696/728             F          225,200.00         ZZ
                                         360        225,200.00          1
    1523 FOREST VILLA LANE             8.250          1,691.85         59
                                       8.000          1,691.85      387,000.00
    MCLEAN           VA   22101          1            06/26/96         00
    0380480781                           05           08/01/96          0
    2158029                              O            07/01/26
    0
1




    1509875          560/560             F          232,735.67         ZZ
                                         319        232,123.55          1
    19 OLD VILLAGE LANE                8.250          1,802.70         77
                                       8.000          1,802.70      305,000.00
    KATONAH          NY   10536          1            02/27/96         00
    220479133                            05           05/01/96          0
    220479133                            O            11/01/22
    0


    1509876          560/560             F          206,388.85         ZZ
                                         299        205,728.39          1
    1404 POND RIDGE DR                 8.000          1,594.62         68
                                       7.750          1,594.62      306,000.00
    PASADENA         MD   21122          1            03/13/96         00
    300671955                            05           05/01/96          0
    300671955                            O            03/01/21
    0


    1509877          560/560             F          313,004.35         ZZ
                                         333        309,237.45          1
    2255 SOUTH CR 950 EAST             8.250          2,396.67         42
                                       8.000          2,396.67      750,000.00
    ZIONSVILLE       IN   46077          1            02/12/96         00
    380007568                            05           05/01/96          0
    380007568                            O            01/01/24
    0


    1509878          560/560             F          534,047.97         ZZ
                                         340        532,330.63          1
    861 SW BAY POINTE                  7.875          3,929.82         36
                                       7.625          3,929.82    1,500,000.00
    PALM CITY        FL   34990          1            01/12/96         00
    380049107                            03           04/01/96          0
    380049107                            O            07/01/24
    0


    1509879          560/560             F          293,653.18         ZZ
                                         346        292,832.49          1
    1050 WILIKI DRIVE                  8.375          2,252.49         84
                                       8.125          2,252.49      350,000.00
    HONOLULU         HI   96818          1            01/29/96         14
    380091737                            05           04/01/96         25
    380091737                            O            01/01/25
    0


    1509880          560/560             F          301,866.22         ZZ
                                         346        301,154.91          1
1


    804 TOWNER PLACE                   7.750          2,185.13         78
                                       7.500          2,185.13      390,000.00
    ANCHORAGE        KY   40223          1            02/21/95         00
    380109448                            05           05/01/96          0
    380109448                            O            02/01/25
    0


    1509881          560/560             F          255,550.00         ZZ
                                         360        255,051.60          1
    2537 SUMMIT GLEN                   8.500          1,964.96         95
                                       8.250          1,964.96      269,000.00
    ESCONDIDO        CA   92026          1            03/12/96         04
    450365770                            03           05/01/96         30
    450365770                            O            04/01/26
    0


    1509882          560/560             F          229,500.00         ZZ
                                         360        229,241.71          1
    157 CHESTNUT RIDGE RD              8.875          1,826.01         90
                                       8.625          1,826.01      255,000.00
    MONTVALE         NJ   07645          1            04/11/96         04
    450397948                            05           06/01/96         25
    450397948                            O            05/01/26
    0


    1509883          560/560             F          164,000.00         T
                                         360        163,810.60          1
    195 RIVER RUN RD 305 #8055         8.750          1,290.19         80
                                       8.500          1,290.19      205,000.00
    KEYSTONE         CO   80435          1            04/30/96         00
    450405964                            01           06/01/96          0
    450405964                            O            05/01/26
    0


    1509884          560/560             F          339,200.00         ZZ
                                         360        338,694.95          1
    2673 COVE BAY                      7.500          2,371.74         80
                                       7.250          2,371.74      424,400.00
    WATERFORD        MI   48329          1            04/29/96         00
    450413596                            01           06/01/96          0
    450413596                            O            05/01/26
    0


    1509887          560/560             F          285,000.00         ZZ
                                         360        284,575.64          1
    290 LARCHWOOD DRIVE                7.500          1,992.77         67
                                       7.250          1,992.77      430,000.00
    WARWICK          RI   02886          2            04/24/96         00
    450415898                            05           06/01/96          0
1


    450415898                            O            05/01/26
    0


    1509888          560/560             F          302,300.00         ZZ
                                         360        301,959.79          1
    662 ROCKY TOP ROAD                 8.875          2,405.24         78
                                       8.625          2,405.24      391,200.00
    SPARTA           TN   38583          2            04/25/96         00
    450417613                            05           06/01/96          0
    450417613                            O            05/01/26
    0


    1509889          560/560             F          485,000.00         ZZ
                                         360        484,410.30          1
    8220 PASEO DEL OCASO               8.500          3,729.23         78
                                       8.250          3,729.23      625,000.00
    SAN DIEGO        CA   92037          2            04/17/96         00
    450418876                            05           06/01/96          0
    450418876                            O            05/01/26
    0


    1509890          560/560             F          450,400.00         ZZ
                                         360        449,777.59          1
    9474 S AVENUE 8E                   8.375          3,423.37         80
                                       8.125          3,423.37      563,000.00
    YUMA             AZ   85365          1            04/30/96         00
    450419296                            05           06/01/96          0
    450419296                            O            05/01/26
    0


    1509891          560/560             F          213,285.00         ZZ
                                         360        213,018.94          1
    5834 WEST BLOOMFIELD ROAD          8.375          1,621.12         95
                                       8.125          1,621.12      224,513.00
    GLENDALE         AZ   85304          1            04/30/96         04
    450419304                            03           06/01/96         30
    450419304                            O            05/01/26
    0


    1509892          560/560             F          549,400.00         ZZ
                                         360        548,696.93          1
    15808 GLEN UNA DRIVE               8.250          4,127.46         60
                                       8.000          4,127.46      930,000.00
    LOS GATOS        CA   95030          2            04/29/96         00
    450422597                            05           06/01/96          0
    450422597                            O            05/01/26
    0


1


    1509893          560/560             F          268,800.00         ZZ
                                         360        268,649.30          1
    280 TAFT COURT                     8.875          2,138.70         80
                                       8.625          2,138.70      336,000.00
    PARAMUS          NJ   07652          1            05/02/96         00
    450422639                            05           07/01/96          0
    450422639                            O            06/01/26
    0


    1509894          560/560             F          328,300.00         ZZ
                                         360        328,111.11          1
    63 BRITTANY LANE                   8.750          2,582.74         89
                                       8.500          2,582.74      370,000.00
    CARMEL           NY   10512          1            05/07/96         10
    450424023                            05           07/01/96         25
    450424023                            O            06/01/26
    0


    1509895          560/560             F          324,000.00         R
                                         360        323,782.60          1
    2 DEFARGE WAY                      8.000          2,377.40         80
                                       7.750          2,377.40      405,000.00
    MORRISTOWN       NJ   07960          1            05/07/96         00
    450424783                            05           07/01/96          0
    450424783                            O            06/01/26
    0


    1509896          560/560             F          492,000.00         ZZ
                                         360        491,669.88          1
    1461 SNOWMASS CREEK ROAD           8.000          3,610.12         52
                                       7.750          3,610.12      950,000.00
    SNOWMASS         CO   81654          2            05/08/96         00
    450425145                            05           07/01/96          0
    450425145                            O            06/01/26
    0


    1509897          560/560             F          266,000.00         ZZ
                                         360        265,821.51          1
    5 PINE PLACE WEST                  8.000          1,951.82         95
                                       7.750          1,951.82      280,000.00
    PHILADELPHIA     PA   19115          1            05/08/96         04
    450425376                            05           07/01/96         30
    450425376                            O            06/01/26
    0


    1509898          560/560             F          230,000.00         ZZ
                                         360        229,860.66          1
    22 RUES ROAD                       8.500          1,768.51         88
                                       8.250          1,768.51      262,520.00
1


    UPPER FREEHOLD   NJ   08514          1            05/08/96         04
    450425871                            05           07/01/96         25
    450425871                            O            06/01/26
    0


    1509899          560/560             F          300,000.00         ZZ
                                         360        299,822.88          1
    1437 RICHMAN KNOLL                 8.625          2,333.37         72
                                       8.375          2,333.37      420,500.00
    FULLERTON        CA   92635          1            05/13/96         00
    450427489                            05           07/01/96          0
    450427489                            O            06/01/26
    0


    1509900          560/560             F          237,000.00         ZZ
                                         360        236,870.54          1
    511 CUSHING ROAD                   9.000          1,906.96         71
                                       8.750          1,906.96      335,000.00
    NEWMARKET        NH   03857          2            05/15/96         00
    450429543                            01           07/01/96          0
    450429543                            O            06/01/26
    0


    1509901          560/560             F          350,350.00         ZZ
                                         360        350,163.56          1
    875 CALLE VALLARTA                 9.125          2,850.56         65
                                       8.875          2,850.56      539,000.00
    SAN CLEMENTE     CA   92672          2            05/15/96         00
    450429592                            05           07/01/96          0
    450429592                            O            06/01/26
    0


    1509902          560/560             F          233,200.00         ZZ
                                         360        233,075.90          1
    137 BENCHMARK #611                 9.125          1,897.39         80
                                       8.875          1,897.39      291,500.00
    AVON             CO   81620          1            05/15/96         00
    450429881                            01           07/01/96          0
    450429881                            O            06/01/26
    0


    1509903          560/560             F          305,000.00         ZZ
                                         360        304,790.09          1
    67 BRIAN LANE                      7.875          2,211.47         48
                                       7.625          2,211.47      640,000.00
    AVON             CT   06001          2            05/17/96         00
    450431945                            05           07/01/96          0
    450431945                            O            06/01/26
    0
1




    1509904          560/560             F          223,250.00         ZZ
                                         360        223,121.55          1
    303 HIGHLAND ROAD                  8.750          1,756.31         95
                                       8.500          1,756.31      235,000.00
    SOUTH ORANGE     NJ   07079          1            05/17/96         10
    450432331                            05           07/01/96         30
    450432331                            O            06/01/26
    0


    1509905          560/560             F          252,450.00         R
                                         360        252,284.86          1
    1342 ELDORADO DR                   8.125          1,874.44         90
                                       7.875          1,874.44      280,500.00
    SUPERIOR         CO   80027          1            05/17/96         04
    450432976                            03           07/01/96         25
    450432976                            O            06/01/26
    0


    1509906          560/560             F          358,000.00         ZZ
                                         360        357,794.03          1
    1062 EAST AMELIA DRIVE             8.750          2,816.39         79
                                       8.500          2,816.39      454,000.00
    LONG BEACH       CA   90807          2            05/15/96         00
    450433149                            05           07/01/96          0
    450433149                            O            06/01/26
    0


    1509907          560/560             F          247,450.00         ZZ
                                         360        247,307.63          1
    22512 TIERMAS                      8.750          1,946.69         87
                                       8.500          1,946.69      285,000.00
    MISSION VIEJO    CA   92691          2            05/16/96         11
    450433156                            05           07/01/96         25
    450433156                            O            06/01/26
    0


    1509908          560/560             F          291,000.00         ZZ
                                         360        290,828.19          1
    30525 GREENBROOK PLACE             8.625          2,263.37         59
                                       8.375          2,263.37      500,000.00
    CANYON LAKE      CA   92587          2            05/20/96         00
    450433313                            05           07/01/96          0
    450433313                            O            06/01/26
    0


    1509909          560/560             F          275,000.00         ZZ
                                         360        274,833.40          1
1


    7006 WINDHAM PARKWAY               8.500          2,114.52         76
                                       8.250          2,114.52      362,000.00
    PROSPECT         KY   40059          1            05/17/96         00
    450434212                            05           07/01/96          0
    450434212                            O            06/01/26
    0


    1509910          560/560             F          300,000.00         ZZ
                                         360        299,827.40          1
    2475 VALLEY ROAD                   8.750          2,360.10         66
                                       8.500          2,360.10      455,300.00
    JAMISON          PA   18929          1            05/21/96         00
    450434758                            05           07/01/96          0
    450434758                            O            06/01/26
    0


    1509911          560/560             F          218,500.00         ZZ
                                         360        218,370.99          1
    20 CATHY DRIVE                     8.625          1,699.48         95
                                       8.375          1,699.48      230,000.00
    ROBBINSVILLE     NJ   08691          1            05/20/96         04
    450435664                            05           07/01/96         30
    450435664                            O            06/01/26
    0


    1509912          560/560             F          260,000.00         ZZ
                                         360        259,842.49          1
    20612 PACIFIC COAST HIGHWAY        8.500          1,999.18         45
                                       8.250          1,999.18      580,000.00
    MALIBU           CA   90265          2            05/23/96         00
    450436639                            05           07/01/96          0
    450436639                            O            06/01/26
    0


    1509913          560/560             F          225,000.00         ZZ
                                         360        224,870.55          1
    17 SINCLAIR MARTIN DR.             8.750          1,770.08         90
                                       8.500          1,770.08      250,000.00
    ROSLYN           NY   11576          1            05/23/96         04
    450437033                            05           07/01/96         25
    450437033                            O            06/01/26
    0


    1509915          560/560             F          213,800.00         ZZ
                                         360        213,676.99          1
    1 STOWECROFT DRIVE                 8.750          1,681.97         90
                                       8.500          1,681.97      237,600.00
    HAMPTON          NH   03842          1            05/24/96         04
    450439203                            05           07/01/96         25
1


    450439203                            O            06/01/26
    0


    1509916          560/560             F          251,750.00         ZZ
                                         360        251,593.53          1
    810 SHADY HOLLOW DR                8.375          1,913.48         95
                                       8.125          1,913.48      265,000.00
    GEORGETOWN       TX   78628          1            05/26/96         04
    450439377                            05           07/01/96         30
    450439377                            O            06/01/26
    0


    1509917          560/560             F          247,200.00         R
                                         360        247,038.29          1
    34 WALNUT PLACE                    8.125          1,835.46         80
                                       7.875          1,835.46      309,000.00
    COVINGTON        LA   70443          1            05/28/96         00
    450441068                            05           07/01/96          0
    450441068                            O            06/01/26
    0


    1509918          560/560             F          544,800.00         T
                                         360        544,486.55          1
    129 ATLANTIC AVENUE                8.750          4,285.95         79
                                       8.500          4,285.95      695,000.00
    SEABROOK         NH   03874          1            05/29/96         00
    450441274                            05           07/01/96          0
    450441274                            O            06/01/26
    0


    1509919          560/560             F          507,500.00         ZZ
                                         360        507,192.55          1
    1255 SAN ANTONIO ROAD              8.500          3,902.24         70
                                       8.250          3,902.24      725,000.00
    PETALUMA         CA   94952          5            05/30/96         00
    450443544                            05           07/01/96          0
    450443544                            O            06/01/26
    0


    1509920          560/560             F          308,000.00         ZZ
                                         360        307,798.52          1
    2005 BRISTLECONE COURT             8.125          2,286.90         80
                                       7.875          2,286.90      385,000.00
    SANTA ROSA       CA   95403          1            05/30/96         00
    450443569                            03           07/01/96          0
    450443569                            O            06/01/26
    0


1


    1509921          560/560             F          232,750.00         ZZ
                                         360        232,605.33          1
    221 S BARRY AVE                    8.375          1,769.07         95
                                       8.125          1,769.07      245,000.00
    MAMARONECK       NY   10543          1            05/30/96         04
    450444484                            05           07/01/96         30
    450444484                            O            06/01/26
    0


    1509922          560/560             F          310,000.00         ZZ
                                         360        309,826.21          1
    1030 CIRCLE CREEK DRIVE            8.875          2,466.50         62
                                       8.625          2,466.50      500,000.00
    LAFAYETTE        CA   94549          5            05/30/96         00
    450445218                            05           07/01/96          0
    450445218                            O            06/01/26
    0


    1509923          560/560             F          580,000.00         ZZ
                                         360        579,666.30          1
    18766 CABARNET DRIVE               8.750          4,562.87         80
                                       8.500          4,562.87      725,000.00
    SARATOGA         CA   95070          1            05/30/96         00
    450445226                            05           07/01/96          0
    450445226                            O            06/01/26
    0


    1509924          560/560             F          113,500.00         ZZ
                                         360        113,436.37          1
    1334 LIBERTY STREET                8.875            903.06         70
                                       8.625            903.06      163,500.00
    EL CERRITO       CA   94530          1            05/29/96         00
    450445390                            05           07/01/96          0
    450445390                            O            06/01/26
    0


    1509925          560/560             F          282,400.00         ZZ
                                         360        282,228.91          1
    16704 VISTA SUMMIT DRIVE           8.500          2,171.42         95
                                       8.250          2,171.42      297,305.00
    RAMONA           CA   92065          1            05/30/96         10
    450445697                            03           07/01/96         30
    450445697                            O            06/01/26
    0


    1509926          560/560             F          306,000.00         ZZ
                                         360        305,809.80          1
    48 JOHNSON DRIVE                   8.375          2,325.83         90
                                       8.125          2,325.83      340,000.00
1


    MONTGOMERY       NJ   08540          1            05/24/96         04
    450446067                            05           07/01/96         25
    450446067                            O            06/01/26
    0


    1509927          560/560             F          241,100.00         ZZ
                                         360        240,957.65          1
    4984 FARMINGTON ROAD               8.625          1,875.26         90
                                       8.375          1,875.26      267,900.00
    HARRISBURG       PA   17112          1            05/31/96         04
    450447669                            05           07/01/96         30
    450447669                            O            06/01/26
    0


    1509928          560/560             F          356,000.00         ZZ
                                         360        355,767.13          1
    1900 CANONERO DR                   8.125          2,643.29         80
                                       7.875          2,643.29      445,000.00
    AUSTIN           TX   78746          1            05/31/96         00
    450448741                            03           07/01/96          0
    450448741                            O            06/01/26
    0


    1509931          560/560             F          400,000.00         ZZ
                                         360        399,724.72          1
    912 WESTWOOD                       7.875          2,900.28         66
                                       7.625          2,900.28      612,000.00
    BIRMINGHAM       MI   48009          1            05/31/96         00
    450449665                            05           07/01/96          0
    450449665                            O            06/01/26
    0


    1509933          560/560             F          221,000.00         R
                                         360        221,000.00          1
    530 HAMDEN RD                      8.125          1,640.92         80
                                       7.875          1,640.92      276,250.00
    ANNANDALE        NJ   08801          1            06/06/96         00
    450452487                            05           08/01/96          0
    450452487                            O            07/01/26
    0


    1509936          560/560             F          213,655.00         ZZ
                                         360        213,655.00          1
    1163 SAN FERNANDO DRIVE            8.000          1,567.73         95
                                       7.750          1,567.73      224,900.00
    SALINAS          CA   93901          1            06/11/96         04
    450454830                            05           08/01/96         30
    450454830                            O            07/01/26
    0
1




    1509937          560/560             F          274,500.00         R
                                         360        274,500.00          1
    5627 BEGONIA DRIVE                 8.375          2,086.40         90
                                       8.125          2,086.40      305,000.00
    SAN JOSE         CA   95124          1            06/11/96         04
    450455241                            05           08/01/96         25
    450455241                            O            07/01/26
    0


    1509938          560/560             F          271,200.00         ZZ
                                         360        271,200.00          1
    2919 GRAYSON AVENUE                8.250          2,037.44         80
                                       8.000          2,037.44      339,000.00
    LOS ANGELES      CA   90291          1            06/12/96         00
    450455423                            05           08/01/96          0
    450455423                            O            07/01/26
    0


    1509939          560/560             F          368,550.00         ZZ
                                         360        368,550.00          1
    284 HALL ROAD                      8.625          2,866.55         90
                                       8.375          2,866.55      410,000.00
    WATSONVILLE      CA   95076          2            06/12/96         10
    450455522                            05           08/01/96         25
    450455522                            O            07/01/26
    0


    1509940          560/560             F          235,000.00         ZZ
                                         360        235,000.00          1
    13349 N 101ST PLACE                7.875          1,703.92         89
                                       7.625          1,703.92      265,000.00
    SCOTTSDALE       AZ   85060          1            06/14/96         04
    450458310                            03           08/01/96         25
    450458310                            O            07/01/26
    0


    1509946          105/728             F          244,000.00         ZZ
                                         360        244,000.00          1
    1414 POND RIDGE DRIVE              8.500          1,876.15         80
                                       8.250          1,876.15      305,000.00
    PASADENA         MD   21122          1            06/21/96         00
    0380481995                           03           08/01/96          0
    0808618                              O            07/01/26
    0


    1509959          514/728             F          297,000.00         ZZ
                                         360        297,000.00          1
1


    1368 CARPERS FARM WAY              8.250          2,231.26         90
                                       8.000          2,231.26      330,000.00
    VIENNA           VA   22132          1            06/07/96         11
    0380483678                           03           08/01/96         25
    357597                               O            07/01/26
    0


    1509992          966/728             F          362,000.00         ZZ
                                         360        362,000.00          1
    7015 TOKALON DRIVE                 8.750          2,847.86         69
                                       8.500          2,847.86      532,000.00
    DALLAS           TX   75214          1            06/26/96         00
    0380482654                           05           08/01/96          0
    UNKNOWN                              O            07/01/26
    0


    1510324          E22/728             F           90,850.00         ZZ
                                         360         90,850.00          1
    14814 CROSS JUNCTION STREET        8.750            714.72         80
                                       8.500            714.72      113,806.00
    HOUSTON          TX   77084          1            06/20/96         00
    0410129258                           03           08/01/96          0
    410129258                            O            07/01/26
    0


    1510855          181/181             F          344,000.00         ZZ
                                         360        343,302.89          1
    451 LOS LAURELES ROAD              8.000          2,524.16         80
                                       7.750          2,524.16      430,000.00
    CARMEL VALLEY    CA   93924          5            03/06/96         00
    4919947                              05           05/01/96          0
    4919947                              O            04/01/26
    0


    1510929          A83/728             F          128,000.00         ZZ
                                         360        127,765.72          1
    4710 KANNAH CREEK ROAD             8.500            984.21         45
                                       8.250            984.21      290,000.00
    WHITEWATER       CO   81527          5            03/27/96         00
    0380478348                           05           05/01/96          0
    128202                               O            04/01/26
    0


    1511058          A83/728             F          250,000.00         ZZ
                                         360        249,711.29          1
    3361 POINCIANA AVENUE              8.750          1,966.75         35
                                       8.500          1,966.75      715,000.00
    MIAMI            FL   33133          1            04/30/96         00
    0380478041                           05           06/01/96          0
1


    128323                               O            05/01/26
    0


    1511060          A83/728             F          250,000.00         ZZ
                                         360        249,671.83          1
    279 COACHMANE DRIVE                8.125          1,856.24         67
                                       7.875          1,856.24      375,000.00
    SOUTHBURY        CT   06488          1            04/26/96         00
    0380478082                           05           06/01/96          0
    128632                               O            05/01/26
    0


    1511061          181/181             F          328,000.00         ZZ
                                         360        327,472.35          1
    3737 RED OAK WAY                   9.125          2,668.72         80
                                       8.875          2,668.72      410,000.00
    REDWOOD CITY     CA   94061          2            03/18/96         00
    4917391                              05           05/01/96          0
    4917391                              O            04/01/26
    0


    1511063          A83/728             F          480,000.00         ZZ
                                         360        479,075.42          1
    193 HILLCREST DRIVE                8.250          3,606.08         80
                                       8.000          3,606.08      605,000.00
    DURANGO          CO   81301          2            03/20/96         00
    0380478140                           05           05/01/96          0
    126157                               O            04/01/26
    0


    1511064          A83/728             F          285,300.00         ZZ
                                         360        285,131.56          1
    1464 SCENIC VALLEY DRIVE           8.625          2,219.03         79
                                       8.375          2,219.03      362,000.00
    LOVELAND         CO   80538          2            05/22/96         00
    0380478033                           05           07/01/96          0
    130619                               O            06/01/26
    0


    1511066          181/181             F          260,000.00         ZZ
                                         360        259,850.41          1
    1251 SYDNEY DRIVE                  8.750          2,045.42         90
                                       8.500          2,045.42      290,000.00
    CHARLOTTE        NC   28270          1            05/31/96         10
    5062861                              03           07/01/96         25
    5062861                              O            06/01/26
    0


1


    1511067          A83/728             F          211,500.00         ZZ
                                         360        211,255.75          1
    2843 73RD STREET                   8.750          1,663.87         90
                                       8.500          1,663.87      235,000.00
    NEWHALL          IA   52315          1            04/24/96         10
    0380477977                           05           06/01/96         25
    116391                               O            05/01/26
    0


    1511068          A83/728             F          227,000.00         ZZ
                                         360        226,615.39          1
    983 EAST 1240 SOUTH                8.875          1,806.11         75
                                       8.625          1,806.11      303,800.00
    SPANISH FORK     UT   84660          4            03/26/96         00
    0380478371                           05           05/01/96          0
    126769                               O            04/01/26
    0


    1511069          181/181             F          279,000.00         ZZ
                                         360        278,859.11          1
    320 HIGHWOOD AVENUE                9.375          2,320.58         90
                                       9.125          2,320.58      310,000.00
    GLEN ROCK        NJ   07452          1            05/30/96         01
    5108110                              05           07/01/96         25
    5108110                              O            06/01/26
    0


    1511071          A83/728             F          213,750.00         ZZ
                                         360        213,630.17          1
    2014 TIARA COURT                   8.875          1,700.69         75
                                       8.625          1,700.69      285,000.00
    GRAND JUNCTION   CO   81503          1            05/20/96         00
    0380478405                           05           07/01/96          0
    129999                               O            06/01/26
    0


    1511073          E22/728             F          583,600.00         ZZ
                                         360        583,600.00          1
    4508 CHEROKEE TRAIL                8.375          4,435.78         80
                                       8.125          4,435.78      729,500.00
    DALLAS           TX   75209          1            06/10/96         00
    0410083604                           05           08/01/96          0
    410083604                            O            07/01/26
    0


    1511075          181/181             F          328,500.00         ZZ
                                         360        328,057.69          1
    31212 OAKMONT PLACE                8.000          2,410.42         90
                                       7.750          2,410.42      365,000.00
1


    LAGUNA NIGUEL    CA   92677          1            04/12/96         10
    4925823                              03           06/01/96         25
    4925823                              O            05/01/26
    0


    1511076          A83/728             F          241,800.00         ZZ
                                         360        241,520.76          1
    128 LAKESHORE DRIVE NORTH          8.750          1,902.24         72
                                       8.500          1,902.24      339,817.00
    PALM HARBOR      FL   34684          4            04/26/96         00
    0380478413                           05           06/01/96          0
    130149                               O            05/01/26
    0


    1511077          181/181             F          297,000.00         ZZ
                                         360        296,367.05          1
    4341 HARTFIELD COURT               7.750          2,127.75         84
                                       7.500          2,127.75      357,500.00
    WEST LAKE VILLA  CA   91361          1            03/11/96         14
    49250255                             03           05/01/96         12
    49250255                             O            04/01/26
    0


    1511080          181/181             F          221,000.00         ZZ
                                         360        220,613.81          1
    9061 GRIZZLY WAY                   8.375          1,679.76         84
                                       8.125          1,679.76      265,000.00
    EVERGREEN        CO   80439          2            04/22/96         10
    4925785                              05           06/01/96         12
    4925785                              O            05/01/26
    0


    1511085          A83/728             F          256,500.00         ZZ
                                         360        256,188.12          1
    128 WOODARD RD                     8.500          1,972.26         75
                                       8.250          1,972.26      342,000.00
    KATHLEEN         GA   31047          2            04/23/96         00
    0380478264                           05           06/01/96          0
    129461                               O            05/01/26
    0


    1511088          A83/728             F          160,570.00         ZZ
                                         360        160,384.55          1
    365 MAGGIE MACK                    8.750          1,263.21         75
                                       8.500          1,263.21      214,094.00
    SEVIERVILLE      TN   37862          2            04/26/96         00
    0380484585                           03           06/01/96          0
    126803                               O            05/01/26
    0
1




    1511153          A83/728             F          232,500.00         ZZ
                                         360        232,224.48          1
    8000 SINGING WOOD LANE             8.625          1,808.36         75
                                       8.375          1,808.36      310,000.00
    SPOTSYLVANIA     VA   22553          5            04/09/96         00
    0380484601                           05           06/01/96          0
    129340                               O            05/01/26
    0


    1511265          A83/728             F          314,000.00         ZZ
                                         360        313,627.90          1
    9345 ANSLEY LANE                   8.625          2,442.26         90
                                       8.375          2,442.26      348,900.00
    BRENTWOOD        TN   37027          1            04/29/96         01
    0380477902                           03           06/01/96         25
    129836                               O            05/01/26
    0


    1511266          181/181             F          354,500.00         ZZ
                                         360        353,812.11          1
    12301 UPPER WYNNEWOOD COURT        8.000          2,601.20         79
                                       7.750          2,601.20      450,000.00
    HERNDON          VA   22071          2            04/12/96         00
    5060753                              05           06/01/96          0
    5060753                              O            05/01/26
    0


    1511270          601/728             F          310,000.00         ZZ
                                         360        310,000.00          1
    12 PORT PASSAGE                    8.625          2,411.15         50
                                       8.375          2,411.15      625,000.00
    DAUFUSKIE ISLAN  SC   29915          2            06/10/96         00
    0380480542                           03           08/01/96          0
    1083380                              O            07/01/26
    0


    1511274          069/728             F          342,400.00         ZZ
                                         360        342,400.00          1
    4903 REVLON DRIVE                  8.500          2,632.76         80
                                       8.250          2,632.76      428,000.00
    LA CANADA-FLINT  CA   91011          1            06/13/96         00
    0380483942                           05           08/01/96          0
    2102083280                           O            07/01/26
    0


    1511276          069/728             F          258,600.00         ZZ
                                         360        258,600.00          1
1


    9915 CARRARA CIRCLE                8.375          1,965.55         80
                                       8.125          1,965.55      323,267.00
    CYPRESS          CA   90630          1            06/25/96         00
    0380483926                           05           08/01/96          0
    2022116465                           O            07/01/26
    0


    1511277          069/728             F          247,050.00         ZZ
                                         360        247,050.00          1
    2423 JANET LEE DRIVE               8.625          1,921.53         90
                                       8.375          1,921.53      274,500.00
    LA CRESCENTA AR  CA   91214          1            06/18/96         10
    0380484577                           05           08/01/96         25
    2362112308                           O            07/01/26
    0


    1511279          181/181             F          550,000.00         ZZ
                                         360        550,000.00          1
    870 HUNTINGTON CIRCLE              8.375          4,180.40         54
                                       8.125          4,180.40    1,025,000.00
    PASADENA         CA   91106          1            06/04/96         00
    11570                                05           08/01/96          0
    11570                                O            07/01/26
    0


    1511281          E19/728             F          213,750.00         ZZ
                                         360        213,750.00          1
    8422 MCCONNELL AVENUE              9.000          1,719.88         95
                                       8.750          1,719.88      225,000.00
    LOS ANGELES      CA   90045          1            06/24/96         10
    0380485541                           05           08/01/96         30
    9876                                 O            07/01/26
    0


    1511283          765/728             F          311,250.00         ZZ
                                         360        311,250.00          1
    9624 CORD AVENUE                   8.875          2,476.45         75
                                       8.625          2,476.45      415,000.00
    DOWNEY           CA   90240          1            06/21/96         00
    0380484700                           05           08/01/96          0
    315861                               O            07/01/26
    0


    1511290          696/728             F          279,200.00         ZZ
                                         360        279,200.00          1
    3635 TALLWOOD TERRACE              8.000          2,048.67         80
                                       7.750          2,048.67      349,000.00
    FALLS CHURCH     VA   22041          1            06/21/96         00
    0380483157                           03           08/01/96          0
1


    2237685                              O            07/01/26
    0


    1511299          E19/728             F          122,400.00         ZZ
                                         360        122,400.00          1
    1309 SOUTH CALIFORNIA AVENUE       9.000            984.86         80
                                       8.750            984.86      153,000.00
    COMPTON          CA   90221          2            06/20/96         00
    0380484643                           05           08/01/96          0
    9137                                 O            07/01/26
    0


    1511302          069/728             F          500,000.00         ZZ
                                         360        500,000.00          1
    635 HAVANA AVENUE                  9.000          4,023.12         80
                                       8.750          4,023.12      628,500.00
    LONG BEACH       CA   90814          1            06/21/96         00
    0380483900                           05           08/01/96          0
    2362118081                           O            07/01/26
    0


    1511304          299/299             F          148,200.00         ZZ
                                         360        147,651.68          1
    6112 GEORGE BAYLOR DRIVE           8.500          1,139.53         95
                                       8.250          1,139.53      156,000.00
    CENTREVILLE      VA   22020          2            12/28/95         04
    634298                               09           02/01/96         35
    634298                               O            01/01/26
    0


    1511306          624/728             F          166,000.00         ZZ
                                         360        166,000.00          1
    5343 HANSELL DRIVE                 9.125          1,350.63         80
                                       8.875          1,350.63      207,500.00
    SAN JOSE         CA   95123          1            06/18/96         00
    0380485368                           05           08/01/96          0
    2100736016                           O            07/01/26
    0


    1511310          601/728             F          300,000.00         ZZ
                                         360        300,000.00          1
    5 CROFT LEDGE DRIVE                8.500          2,306.75         76
                                       8.250          2,306.75      395,000.00
    BENTONVILLE      AR   72712          4            06/17/96         00
    0380484908                           05           08/01/96          0
    1082382                              O            07/01/26
    0


1


    1511313          E22/728             F          101,550.00         ZZ
                                         360        101,550.00          1
    1806 NORTH REDWOOD COURT           8.875            807.98         80
                                       8.625            807.98      126,950.00
    FOREST GROVE     OR   97116          1            06/13/96         00
    0410111637                           05           08/01/96          0
    410111637                            O            07/01/26
    0


    1511329          731/728             F          208,000.00         ZZ
                                         360        208,000.00          1
    219 CLIFFWOOD DRIVE                9.000          1,673.62         80
                                       8.750          1,673.62      261,000.00
    SIMI VALLEY      CA   93065          1            06/17/96         00
    0380484833                           05           08/01/96          0
    8000286                              O            07/01/26
    0


    1511331          299/299             F          262,000.00         ZZ
                                         360        261,253.14          1
    3832 CLARKS POINT ROAD             7.750          1,877.00         88
                                       7.500          1,877.00      300,000.00
    BALTIMORE        MD   21220          4            02/13/96         10
    548248                               05           04/01/96         25
    548248                               O            03/01/26
    0


    1511335          185/728             F          352,800.00         ZZ
                                         360        352,800.00          1
    9570 PASSA TEMPO                   8.375          2,681.54         90
                                       8.125          2,681.54      392,000.00
    RENO             NV   89511          1            06/21/96         10
    0380485459                           05           08/01/96         25
    231650                               O            07/01/26
    0


    1511392          385/728             F          105,000.00         ZZ
                                         360        105,000.00          1
    4140 TWIN PINE ROAD                9.250            863.81         95
                                       9.000            863.81      110,900.00
    PORTSMOUTH       VA   23703          2            06/07/96         01
    0380485954                           05           08/01/96         30
    3768751                              O            07/01/26
    0


    1511410          E22/728             F          117,600.00         ZZ
                                         360        117,600.00          1
    732 WEST 133RD STREET              9.000            946.24         80
                                       8.750            946.24      147,000.00
1


    LOS ANGELES      CA   90247          2            06/20/96         00
    0410147565                           05           08/01/96          0
    410147565                            O            07/01/26
    0


    1511416          E22/728             F          284,800.00         ZZ
                                         360        284,800.00          1
    301 WINDMILL PARK LANE             8.875          2,266.00         77
                                       8.625          2,266.00      370,000.00
    MOUNTAIN VIEW    CA   94043          2            06/20/96         00
    0410149017                           03           08/01/96          0
    410149017                            O            07/01/26
    0


    1511427          181/181             F          235,000.00         ZZ
                                         360        234,260.31          1
    120 SHADOW CREEK CHASE             8.000          1,724.35         70
                                       7.750          1,724.35      340,000.00
    ALPHARETTA       GA   30202          2            03/15/96         00
    4948807                              03           05/01/96          0
    4948807                              O            04/01/26
    0


    1511429          181/181             F          370,000.00         ZZ
                                         360        369,770.02          1
    307 ANNE COURT                     8.375          2,812.27         79
                                       8.125          2,812.27      470,000.00
    PROSPECT HEIGHT  IL   60070          1            05/20/96         00
    5059135                              05           07/01/96          0
    5059135                              O            06/01/26
    0


    1511431          181/181             F          298,400.00         ZZ
                                         360        298,204.80          1
    2731 INDIAN CREST DRIVE            8.125          2,215.62         80
                                       7.875          2,215.62      373,028.00
    INDIAN SPRINGS   AL   35124          1            05/06/96         00
    1013279                              05           07/01/96          0
    1013279                              O            06/01/26
    0


    1511433          181/181             F          176,450.00         ZZ
                                         360        176,092.43          1
    118 WHITFIELD RUN                  8.000          1,294.73         80
                                       7.750          1,294.73      220,600.00
    PEACHTREE CITY   GA   30269          5            02/28/96         00
    555395                               05           05/01/96          0
    555395                               O            04/01/26
    0
1




    1511457          181/181             F          332,000.00         ZZ
                                         360        331,793.63          1
    4536 PARK LIVORNO                  8.375          2,523.45         80
                                       8.125          2,523.45      415,000.00
    CALABASAS        CA   91302          1            05/08/96         00
    4928440                              03           07/01/96          0
    4928440                              O            06/01/26
    0


    1511460          181/181             F          373,650.00         ZZ
                                         360        373,171.83          1
    21 CHAPARRAL LANE                  8.250          2,807.11         72
                                       8.000          2,807.11      525,000.00
    BRECKENRIDGE     CO   80424          4            04/26/96         00
    571929                               03           06/01/96          0
    571929                               O            05/01/26
    0


    1511469          181/181             F          382,500.00         ZZ
                                         360        382,268.28          1
    4800 BENTONBROOK DRIVE             8.500          2,941.09         90
                                       8.250          2,941.09      425,000.00
    FAIRFAX          VA   22030          2            05/29/96         04
    5063311                              03           07/01/96         25
    5063311                              O            06/01/26
    0


    1511476          976/728             F          330,000.00         ZZ
                                         360        330,000.00          1
    3 ATHERWOOD PLACE                  8.750          2,596.12         74
                                       8.500          2,596.12      449,950.00
    REDWOOD CITY     CA   94061          1            06/01/96         00
    0380485020                           05           08/01/96          0
    82041                                O            07/01/26
    0


    1511477          976/728             F          375,900.00         ZZ
                                         360        375,900.00          1
    585 CLYDE COURT                    8.750          2,957.21         80
                                       8.500          2,957.21      469,900.00
    MILPITAS         CA   95035          1            06/06/96         00
    0380483603                           05           08/01/96          0
    883373                               O            07/01/26
    0


    1511478          181/181             F          272,000.00         ZZ
                                         360        271,822.08          1
1


    11 BISHOPS COURT                   8.125          2,019.59         80
                                       7.875          2,019.59      340,000.00
    SUGAR LAND       TX   77479          1            05/15/96         00
    5063442                              03           07/01/96          0
    5063442                              O            06/01/26
    0


    1511479          267/267             F          212,000.00         ZZ
                                         360        212,000.00          1
    3516 SIERRA VISTA AVENUE           8.250          1,592.69         80
                                       8.000          1,592.69      265,000.00
    GLENDALE         CA   91208          1            06/11/96         00
    4401711                              05           08/01/96          0
    4401711                              O            07/01/26
    0


    1511482          171/728             F          308,000.00         ZZ
                                         360        308,000.00          1
    685 PASATIEMPO DRIVE               8.250          2,313.90         80
                                       8.000          2,313.90      385,000.00
    SAN LUIS OBISPO  CA   93405          1            06/12/96         00
    0380486069                           05           08/01/96          0
    48085423                             O            07/01/26
    0


    1511484          171/728             F          289,750.00         ZZ
                                         360        289,750.00          1
    2709 SOUTHWEST PATTON COURT        8.750          2,279.47         95
                                       8.500          2,279.47      305,000.00
    PORTLAND         OR   97201          1            06/25/96         10
    0380484445                           05           08/01/96         25
    37090717                             O            07/01/26
    0


    1511485          171/728             F           98,300.00         ZZ
                                         360         98,300.00          1
    3577 BERKSHIRE STREET              8.750            773.33         66
                                       8.500            773.33      150,300.00
    EUGENE           OR   97401          1            06/12/96         00
    0380484510                           05           08/01/96          0
    37092344                             O            07/01/26
    0


    1511486          181/181             F          375,000.00         ZZ
                                         360        374,495.08          1
    4815 S ELLIS                       8.000          2,751.62         53
                                       7.750          2,751.62      720,000.00
    CHICAGO          IL   60615          5            04/23/96         00
    5055571                              05           06/01/96          0
1


    5055571                              O            05/01/26
    0


    1511490          181/181             F          260,000.00         ZZ
                                         360        259,838.39          1
    4481 CHATTAHOOCHEE PLNTN DR        8.375          1,976.19         57
                                       8.125          1,976.19      460,000.00
    MARIETTA         GA   30067          1            05/15/96         00
    08552614                             05           07/01/96          0
    08552614                             O            06/01/26
    0


    1511495          731/728             F          350,000.00         ZZ
                                         360        350,000.00          1
    19751 QUIET BAY LANE               8.875          2,784.76         80
                                       8.625          2,784.76      439,000.00
    HUNTINGTON BEAC  CA   92648          1            06/24/96         00
    0380485319                           05           08/01/96          0
    411611874                            O            07/01/26
    0


    1511498          181/181             F          340,000.00         ZZ
                                         360        339,788.67          1
    10115 HOLLOW GLEN CIRCLE           8.375          2,584.25         80
                                       8.125          2,584.25      430,000.00
    LOS ANGELES      CA   90077          1            05/09/96         00
    4927851                              05           07/01/96          0
    4927851                              O            06/01/26
    0


    1511500          964/728             F          252,000.00         ZZ
                                         360        252,000.00          1
    115 CALLE DE ANDALUCIA             8.375          1,915.38         80
                                       8.125          1,915.38      315,000.00
    TORRANCE         CA   90277          1            06/18/96         00
    0380482076                           05           08/01/96          0
    18647                                O            07/01/26
    0


    1511502          964/728             F          276,150.00         R
                                         360        276,150.00          1
    6 MENTON                           8.750          2,172.47         76
                                       8.500          2,172.47      365,700.00
    NEWPORT COAST A  CA   92657          1            06/25/96         00
    0380482183                           03           08/01/96          0
    18864                                O            07/01/26
    0


1


    1511508          964/728             F          342,000.00         ZZ
                                         360        342,000.00          1
    25512 NOTTINGHAM COURT             8.625          2,660.04         80
                                       8.375          2,660.04      427,500.00
    LAGUNA HILLS     CA   92653          1            06/24/96         00
    0380481946                           03           08/01/96          0
    18911                                O            07/01/26
    0


    1511510          964/728             F          184,000.00         ZZ
                                         360        184,000.00          1
    6321 W. 85TH STREET                8.875          1,463.99         80
                                       8.625          1,463.99      230,000.00
    LOS ANGELES      CA   90045          1            06/19/96         00
    0380485640                           05           08/01/96          0
    18818                                O            07/01/26
    0


    1511517          976/728             F          244,000.00         ZZ
                                         360        244,000.00          1
    1723 CRESTVIEW DRIVE               8.250          1,833.10         80
                                       8.000          1,833.10      305,000.00
    ROCKVILLE        MD   20854          1            06/14/96         00
    0380483041                           05           08/01/96          0
    593479                               O            07/01/26
    0


    1511518          976/728             F          364,500.00         ZZ
                                         360        364,500.00          1
    657 VALLEY VIEW COURT              8.250          2,738.37         90
                                       8.000          2,738.37      405,000.00
    UPLAND           CA   91784          1            06/13/96         10
    0380483587                           05           08/01/96         25
    249025                               O            07/01/26
    0


    1511522          976/728             F          348,750.00         ZZ
                                         360        348,750.00          1
    1157 EDINBURGH ROAD                9.000          2,806.13         75
                                       8.750          2,806.13      465,000.00
    SAN DIMAS        CA   91773          1            06/12/96         00
    0380486143                           05           08/01/96          0
    144925                               O            07/01/26
    0


    1511530          356/728             F          316,000.00         ZZ
                                         360        316,000.00          1
    2606 DERBY DRIVE                   8.875          2,514.24         80
                                       8.625          2,514.24      395,000.00
1


    SAN RAMON        CA   94583          1            06/07/96         00
    0380483785                           05           08/01/96          0
    2368629                              O            07/01/26
    0


    1511532          356/728             F          432,000.00         ZZ
                                         360        432,000.00          1
    700 MEADOW RIDGE ROAD              8.875          3,437.19         80
                                       8.625          3,437.19      540,000.00
    CORRALITOS       CA   95076          1            06/06/96         00
    0380483710                           03           08/01/96          0
    2368041                              O            07/01/26
    0


    1511537          624/728             F          233,900.00         ZZ
                                         360        233,900.00          1
    10781 EAST LAKE JOY DRIVE          8.750          1,840.09         90
    NORTHEAST                          8.500          1,840.09      259,950.00
    CARNATION        WA   98014          1            06/21/96         11
    0380483561                           05           08/01/96         25
    8510016031                           O            07/01/26
    0


    1511540          731/728             F          263,200.00         ZZ
                                         360        263,200.00          1
    1320 CAMELITA AVENUE               8.625          2,047.04         80
                                       8.375          2,047.04      329,000.00
    BURLINGAME       CA   94010          1            06/26/96         00
    0380485251                           05           08/01/96          0
    111852218                            O            07/01/26
    0


    1511543          608/728             F          250,000.00         ZZ
                                         360        250,000.00          1
    LOT #13                            8.250          1,878.17         85
    1 ELSA WAY                         8.000          1,878.17      295,000.00
    RICHBORO         PA   18954          1            06/27/96         04
    0380487877                           05           08/01/96         25
    0050012580                           O            07/01/26
    0


    1511551          069/728             F          220,000.00         ZZ
                                         360        220,000.00          1
    8320 SLATE HARBOR CIRCLE           8.875          1,750.42         79
                                       8.625          1,750.42      279,500.00
    LAS VEGAS        NV   89128          1            06/27/96         00
    0380486325                           05           08/01/96          0
    2082119949                           O            07/01/26
    0
1




    1511554          069/728             F          111,000.00         ZZ
                                         360        111,000.00          1
    1416 5TH STREET                    9.250            913.17         70
                                       9.000            913.17      160,000.00
    LA VERNE         CA   91750          2            06/20/96         00
    0380485475                           05           08/01/96          0
    2362117760                           O            07/01/26
    0


    1511555          964/728             F          254,800.00         ZZ
                                         360        254,800.00          1
    27022 PACIFIC TERRACE DRIVE        8.750          2,004.51         80
                                       8.500          2,004.51      318,500.00
    MISSION VIEJO    CA   92692          1            06/18/96         00
    0380484825                           03           08/01/96          0
    118708                               O            07/01/26
    0


    1511557          470/728             F          254,600.00         ZZ
                                         360        254,600.00          1
    27634 WOODFIELD PLACE              9.250          2,094.54         95
                                       9.000          2,094.54      268,000.00
    VALENCIA         CA   91354          1            06/26/96         10
    0380486663                           03           08/01/96         30
    23000939                             O            07/01/26
    0


    1511558          470/728             F          264,000.00         ZZ
                                         360        264,000.00          1
    6500 EAST EL JARDIN STREET         9.000          2,124.21         80
                                       8.750          2,124.21      330,000.00
    LONG BEACH       CA   90815          1            06/24/96         00
    0380486218                           05           08/01/96          0
    24150754                             O            07/01/26
    0


    1511560          776/728             F          213,600.00         ZZ
                                         360        213,600.00          1
    3959 OAK HURST CIRCLE              9.000          1,718.67         80
                                       8.750          1,718.67      267,000.00
    FAIR OAKS        CA   95628          1            06/15/96         00
    0380486812                           05           08/01/96          0
    2330423                              O            07/01/26
    0


    1511563          559/728             F          272,000.00         ZZ
                                         360        272,000.00          1
1


    2524 MORLEY WAY                    9.000          2,188.58         80
                                       8.750          2,188.58      340,000.00
    SACRAMENTO       CA   95864          1            06/18/96         00
    0380482332                           05           08/01/96          0
    5334719                              O            07/01/26
    0


    1511566          559/728             F          215,950.00         ZZ
                                         360        215,950.00          1
    3625 CLEAR BROOK COURT             8.625          1,679.64         80
                                       8.375          1,679.64      269,990.00
    SAN JOSE         CA   95111          1            06/12/96         00
    0380484742                           05           08/01/96          0
    5326996                              O            07/01/26
    0


    1511567          559/728             F          399,000.00         ZZ
                                         360        399,000.00          1
    115 THUNDERBIRD COURT              8.625          3,103.39         72
                                       8.375          3,103.39      560,000.00
    NOVATO           CA   94949          1            06/19/96         00
    0380485467                           05           08/01/96          0
    5326152                              O            07/01/26
    0


    1511568          559/728             F          101,250.00         ZZ
                                         360        101,250.00          1
    2127 SOPHY PLACE                   8.750            796.54         75
                                       8.500            796.54      135,000.00
    REDDING          CA   96003          1            06/21/96         00
    0380482373                           05           08/01/96          0
    5333836                              O            07/01/26
    0


    1511573          559/728             F          285,250.00         ZZ
                                         360        285,250.00          1
    4806 SMITH GATE COURT              8.250          2,142.99         90
                                       8.000          2,142.99      317,000.00
    PLEASANTON       CA   94566          1            06/19/96         10
    0380484114                           05           08/01/96         20
    5333349                              O            07/01/26
    0


    1511574          961/728             F          290,000.00         ZZ
                                         360        290,000.00          1
    75 ANNANDALE ROAD                  8.625          2,255.59         80
                                       8.375          2,255.59      362,500.00
    PASADENA         CA   91105          1            06/07/96         00
    0380485376                           05           08/01/96          0
1


    09108977                             O            07/01/26
    0


    1511575          685/728             F          291,100.00         ZZ
                                         360        291,100.00          1
    72 TESSERA AVENUE                  8.875          2,316.12         90
                                       8.625          2,316.12      323,536.00
    FOOTHILL RANCH   CA   92610          1            06/25/96         10
    0380484650                           03           08/01/96         25
    104907                               O            07/01/26
    0


    1511579          317/728             F          334,500.00         ZZ
                                         360        334,500.00          1
    25976 CLIFTON PLACE                8.500          2,572.02         80
                                       8.250          2,572.02      418,132.00
    STEVENSON RANCH  CA   91381          1            06/11/96         00
    0380487182                           03           08/01/96          0
    218132                               O            07/01/26
    0


    1511583          E22/728             F          211,850.00         ZZ
                                         360        211,850.00          1
    11564 KITZBUHEL ROAD               8.875          1,685.57         75
                                       8.625          1,685.57      282,500.00
    TRUCKEE          CA   96161          5            06/04/96         00
    0410199012                           03           08/01/96          0
    410199012                            O            07/01/26
    0


    1511601          201/728             F          245,000.00         ZZ
                                         360        245,000.00          1
    117 WEST ELSMERE PLACE             7.750          1,755.21         67
                                       7.500          1,755.21      371,000.00
    SAN ANTONIO      TX   78212          1            06/17/96         00
    0380486572                           05           08/01/96          0
    8800908348                           O            07/01/26
    0


    1511619          E22/728             F          131,250.00         ZZ
                                         360        131,250.00          1
    680 SUGAR PINE ROAD                8.375            997.59         75
                                       8.125            997.59      175,000.00
    TAHOE CITY       CA   96145          2            06/20/96         00
    0410153704                           05           08/01/96          0
    410153704                            O            07/01/26
    0


1


    1511636          403/403             F          240,000.00         ZZ
                                         360        240,000.00          1
    655 LITCHFIELD TURNPIKE            8.250          1,803.04         71
                                       8.000          1,803.04      340,000.00
    BETHANY          CT   06524          1            06/28/96         00
    00006506091                          05           08/01/96          0
    00006506091                          O            07/01/26
    0


    1511644          686/G01             F          372,500.00         ZZ
                                         360        372,280.07          1
    104 WESTON LANE                    8.625          2,897.27         80
                                       8.375          2,897.27      465,700.00
    AUSTIN           TX   78733          1            05/30/96         00
    0430000695                           03           07/01/96          0
    30817668932                          O            06/01/26
    0


    1511646          686/G01             F          192,750.00         ZZ
                                         360        192,750.00          1
    93 BENNETT PLACE                   8.475          1,478.67         75
                                       8.225          1,478.67      257,000.00
    AMITYVILLE       NY   11701          1            06/03/96         00
    0430000133                           05           08/01/96          0
    30817381924                          O            07/01/26
    0


    1511647          686/G01             F           59,200.00         ZZ
                                         360         59,165.04          1
    1104 W LAMAR STREET                8.625            460.46         66
                                       8.375            460.46       90,000.00
    MCKINNEY         TX   75069          2            05/31/96         00
    0430000166                           05           07/01/96          0
    30817668981                          O            06/01/26
    0


    1511648          686/G01             F          202,500.00         ZZ
                                         360        202,500.00          1
    4351 MAPLEWOOD DRIVE               8.500          1,557.05         75
                                       8.250          1,557.05      270,000.00
    TRUSSVILLE       AL   35173          1            06/04/96         00
    0430000117                           05           08/01/96          0
    30817669021                          O            07/01/26
    0


    1511655          686/G01             F           50,000.00         ZZ
                                         360         50,000.00          1
    6519 CANDLEWOOD DRIVE              8.500            384.46         54
                                       8.250            384.46       93,000.00
1


    CHARLOTTE        NC   28210          1            06/06/96         00
    0430000273                           05           08/01/96          0
    30817500259                          O            07/01/26
    0


    1511658          686/G01             F          116,000.00         ZZ
                                         360        116,000.00          1
    1346 WEST CENTRAL AVENUE           8.625            902.24         80
                                       8.375            902.24      145,000.00
    DAVIDSONVILLE    MD   21035          5            06/05/96         00
    0430000323                           05           08/01/96          0
    30817686637                          O            07/01/26
    0


    1511666          686/G01             F          230,000.00         ZZ
                                         360        230,000.00          1
    2903 TRENTWOOD BOULEVARD           8.150          1,711.78         75
                                       7.900          1,711.78      310,000.00
    ORLANDO          FL   32812          1            06/14/96         00
    0430000497                           05           08/01/96          0
    30817541352                          O            07/01/26
    0


    1511672          686/G01             F           75,000.00         ZZ
                                         360         75,000.00          1
    320 CARROLL CLOSE                  8.500            576.69         65
                                       8.250            576.69      116,000.00
    TARRYTOWN        NY   10591          1            06/18/96         00
    0430000554                           01           08/01/96          0
    30817575459                          O            07/01/26
    0


    1511673          686/G01             F           63,700.00         ZZ
                                         360         63,700.00          1
    215 HARTFORD AVENUE WEST           8.300            480.80         71
                                       8.050            480.80       90,627.00
    UXBRIDGE         MA   01569          1            06/19/96         00
    0430000562                           05           08/01/96          0
    30817591746                          O            07/01/26
    0


    1511675          686/G01             F           76,000.00         ZZ
                                         360         76,000.00          1
    ROUTE 1 BOX 147A                   8.625            591.13         80
                                       8.375            591.13       95,000.00
    REVA             VA   22735          5            06/14/96         00
    0430000570                           05           08/01/96          0
    30817687924                          O            07/01/26
    0
1




    1511679          686/G01             F          193,500.00         ZZ
                                         360        193,500.00          1
    49 SUNNYSIDE PLACE                 7.800          1,392.95         66
                                       7.550          1,392.95      293,500.00
    IRVINGTON        NY   10533          1            06/20/96         00
    0430000638                           01           08/01/96          0
    30817394042                          O            07/01/26
    0


    1511681          686/G01             F           95,000.00         ZZ
                                         360         95,000.00          1
    360 SOMERSET WAY                   8.500            730.47         66
                                       8.250            730.47      145,000.00
    FORT LAUDERDALE  FL   33326          1            06/20/96         00
    0430000596                           03           08/01/96          0
    30817546351                          O            07/01/26
    0


    1511684          686/G01             F          272,000.00         ZZ
                                         360        272,000.00          2
    252 WEST 139TH STREET              8.150          2,024.36         80
                                       7.900          2,024.36      340,000.00
    NEW YORK         NY   10030          1            06/21/96         00
    0430000653                           05           08/01/96          0
    30817394026                          O            07/01/26
    0


    1511692          686/G01             F          170,000.00         ZZ
                                         360        170,000.00          1
    9732 190TH AVENUE SE               8.375          1,292.13         70
                                       8.125          1,292.13      245,000.00
    SNOHOMISH        WA   98290          1            06/20/96         00
    0430000331                           05           08/01/96          0
    30817694813                          O            07/01/26
    0


    1511701          686/G01             F          135,000.00         ZZ
                                         360        135,000.00          1
    55 BELLMORE ST                     8.500          1,038.04         60
                                       8.250          1,038.04      225,000.00
    FLORAL PARK      NY   11001          1            06/12/96         00
    0430000687                           05           08/01/96          0
    30817433824                          O            07/01/26
    0


    1511751          638/728             F          260,000.00         ZZ
                                         360        260,000.00          1
1


    56 WEST SANTA ANITA TERRACE        8.750          2,045.42         75
                                       8.500          2,045.42      350,000.00
    ARCADIA          CA   91007          1            06/19/96         00
    0380482795                           05           08/01/96          0
    8578596                              O            07/01/26
    0


    1511788          668/728             F          218,250.00         ZZ
                                         360        218,124.43          1
    6600 E 5TH AVENUE                  8.750          1,716.98         94
                                       8.500          1,716.98      233,280.00
    DENVER           CO   80220          1            05/31/96         11
    0380483777                           05           07/01/96         30
    0006772974                           O            06/01/26
    0


    1511795          668/728             F          184,000.00         ZZ
                                         360        183,902.08          1
    428 BRANDYWINE LANE                9.125          1,497.09         80
                                       8.875          1,497.09      230,000.00
    PLEASANT HILL    CA   94523          2            05/03/96         00
    0380486440                           01           07/01/96          0
    6736847                              O            06/01/26
    0


    1511797          227/728             F          334,400.00         ZZ
                                         360        334,197.42          1
    4973 CHRISTENSEN DRIVE             8.500          2,571.25         80
                                       8.250          2,571.25      418,000.00
    LITTLETON        CO   80123          1            05/29/96         00
    0380483470                           05           07/01/96          0
    1662148                              O            06/01/26
    0


    1511801          696/728             F          235,000.00         ZZ
                                         360        235,000.00          1
    2749 NORTH WAKEFIELD STREET        8.500          1,806.95         63
                                       8.250          1,806.95      373,000.00
    ARLINGTON        VA   22207          1            06/28/96         00
    0380485772                           05           08/01/96          0
    2158148                              O            07/01/26
    0


    1511803          369/728             F          534,200.00         ZZ
                                         360        534,200.00          1
    1265 REDWOOD LANE                  8.250          4,013.27         80
                                       8.000          4,013.27      667,790.00
    LAFAYETTE        CA   94549          1            06/12/96         00
    0380481888                           05           08/01/96          0
1


    48980429                             O            07/01/26
    0


    1511805          936/728             F          489,900.00         T
                                         360        489,900.00          1
    3657 OCEAN FRONT WALK              8.875          3,897.87         70
                                       8.625          3,897.87      700,000.00
    SAN DIEGO        CA   92109          1            06/19/96         00
    0380482456                           01           08/01/96          0
    6078315                              O            07/01/26
    0


    1511806          369/728             F          268,000.00         ZZ
                                         360        268,000.00          1
    3802 DEER RUN BEND                 8.625          2,084.48         80
                                       8.375          2,084.48      335,000.00
    SUGAR LAND       TX   77479          1            06/03/96         00
    0380481953                           03           08/01/96          0
    49667447                             O            07/01/26
    0


    1511826          696/728             F          348,500.00         ZZ
                                         360        348,500.00          1
    12801 SHADOW OAK LANE              8.250          2,618.16         80
                                       8.000          2,618.16      435,657.00
    FAIRFAX          VA   22033          1            06/14/96         00
    0380485780                           03           08/01/96          0
    2336907                              O            07/01/26
    0


    1511851          B68/728             F          321,600.00         ZZ
                                         360        321,600.00          1
    949 CALLE DEL PACIFICO             8.125          2,387.87         80
                                       7.875          2,387.87      402,000.00
    GLENDALE         CA   91208          1            06/25/96         00
    0380488214                           05           08/01/96          0
    67026011                             O            07/01/26
    0


    1511859          286/286             F           48,800.00         ZZ
                                         360         48,772.64          1
    14 JOHNAMAC SOUTH                  8.875            388.28         54
                                       8.625            388.28       92,000.00
    LITTLESTOWN      PA   17340          1            05/24/96         00
    8348171                              09           07/01/96          0
    8348171                              O            06/01/26
    0


1


    1511870          560/560             F          293,500.00         T
                                         360        293,326.72          1
    89 CATSPAW CAPE                    8.625          2,282.81         76
                                       8.375          2,282.81      390,000.00
    CORONADO         CA   92118          2            05/03/96         00
    434521471                            05           07/01/96          0
    434521471                            O            06/01/26
    0


    1511883          232/232             F          380,000.00         ZZ
                                         360        379,803.00          1
    1859 WOLCOTT SPRINGS ROAD          9.250          3,126.17         50
                                       9.000          3,126.17      770,000.00
    WOLCOTT          CO   81655          2            05/15/96         00
    11027101                             05           07/01/96          0
    11027101                             O            06/01/26
    0


    1511887          232/232             F           63,000.00         ZZ
                                         360         62,960.84          1
    1516 WHITCOMB ROAD                 8.375            478.85         67
                                       8.125            478.85       95,000.00
    FORKED RIVER     NJ   08731          1            05/28/96         00
    7016643                              05           07/01/96          0
    7016643                              O            06/01/26
    0


    1511917          668/728             F          340,200.00         ZZ
                                         360        340,200.00          1
    5835 OAKHILL DRIVE                 8.750          2,676.36         90
                                       8.500          2,676.36      378,000.00
    SANTA MARIA      CA   93455          1            06/20/96         10
    0380484759                           03           08/01/96         25
    6792378                              O            07/01/26
    0


    1511921          757/757             F          322,700.00         ZZ
                                         360        322,700.00          1
    4790 BROXBOURNE DRIVE              8.875          2,567.55         80
                                       8.625          2,567.55      403,400.00
    MARIETTA         GA   30068          1            06/28/96         00
    2790194                              03           08/01/96          0
    2790194                              O            07/01/26
    0


    1511944          E22/728             F          150,000.00         ZZ
                                         360        150,000.00          1
    2605 MUIRFIELD TERRACE             8.750          1,180.05         68
                                       8.500          1,180.05      222,619.00
1


    HOMESTEAD        FL   33035          1            06/27/96         00
    0410117121                           03           08/01/96          0
    0410117121                           O            07/01/26
    0


    1511946          975/728             F          308,000.00         ZZ
                                         360        308,000.00          1
    920 BIGBRIAR WAY                   8.750          2,423.04         67
                                       8.500          2,423.04      460,000.00
    LA CANADA-FLINT  CA   91011          2            06/26/96         00
    0380483744                           05           08/01/96          0
    961721                               O            07/01/26
    0


    1511949          936/728             F          300,000.00         ZZ
                                         360        300,000.00          1
    26 ESTATES DRIVE                   8.375          2,280.22         61
                                       8.125          2,280.22      495,000.00
    ORINDA           CA   94563          1            06/07/96         00
    0380484528                           05           08/01/96          0
    6075147                              O            07/01/26
    0


    1511950          E22/728             F          150,000.00         ZZ
                                         360        150,000.00          1
    2203 CATHERINE STREET              8.875          1,193.47         63
                                       8.625          1,193.47      240,000.00
    NORTHBROOK       IL   60062          5            06/21/96         00
    0410171144                           05           08/01/96          0
    410171144                            O            07/01/26
    0


    1511951          936/728             F          313,600.00         ZZ
                                         360        313,600.00          1
    3425 LANAI DRIVE                   8.125          2,328.48         80
                                       7.875          2,328.48      392,000.00
    SAN RAMON        CA   94583          1            06/13/96         00
    0380484627                           03           08/01/96          0
    6075170                              O            07/01/26
    0


    1511953          936/728             F          360,000.00         ZZ
                                         360        360,000.00          1
    779 KENT AVENUE                    8.125          2,672.99         60
                                       7.875          2,672.99      608,000.00
    SAN CARLOS       CA   94070          1            06/04/96         00
    0380485665                           05           08/01/96          0
    6076871                              O            07/01/26
    0
1




    1511955          936/728             F          235,000.00         ZZ
                                         360        235,000.00          1
    300 MEADOWOOD COURT                8.250          1,765.48         68
                                       8.000          1,765.48      350,000.00
    PLEASANT HILL    CA   94523          1            06/05/96         00
    0380486341                           05           08/01/96          0
    6076079                              O            07/01/26
    0


    1511964          765/728             F           80,000.00         ZZ
                                         360         80,000.00          1
    5000 GALILEO HILL                  8.750            629.37         56
                                       8.500            629.37      145,000.00
    CALIFORNIA CITY  CA   93505          2            06/25/96         00
    0380485095                           05           08/01/96          0
    315801                               O            07/01/26
    0


    1511969          976/728             F          400,000.00         ZZ
                                         360        400,000.00          1
    6935 VERDE RIDGE ROAD              9.125          3,254.54         80
                                       8.875          3,254.54      500,000.00
    RANCHO PALOS VE  CA   90275          1            06/20/96         00
    0380483801                           05           08/01/96          0
    229617                               O            07/01/26
    0


    1511972          976/728             F          580,000.00         ZZ
                                         360        580,000.00          1
    10623 EAST QUARTZ ROCK ROAD        8.500          4,459.70         80
                                       8.250          4,459.70      725,000.00
    SCOTTSDALE       AZ   85255          1            06/18/96         00
    0380486390                           03           08/01/96          0
    155699                               O            07/01/26
    0


    1511974          976/728             F          247,500.00         ZZ
                                         360        247,500.00          1
    3524 BLENHEIM ROAD                 8.500          1,903.07         90
                                       8.250          1,903.07      275,000.00
    PHOENIX          MD   21131          1            06/19/96         04
    0380485434                           05           08/01/96         25
    057437                               O            07/01/26
    0


    1511977          976/728             F          262,500.00         ZZ
                                         360        262,500.00          1
1


    RIDGE ROUTE ROAD                   8.875          2,088.57         75
                                       8.625          2,088.57      350,000.00
    LAKE TENKILLER   OK   74955          5            06/14/96         00
    0380485079                           05           08/01/96          0
    045981                               O            07/01/26
    0


    1511982          976/728             F          565,000.00         ZZ
                                         360        565,000.00          1
    12 PETTIT COURT                    8.250          4,244.66         76
                                       8.000          4,244.66      745,000.00
    POTOMAC          MD   20854          1            06/24/96         00
    0380486234                           05           08/01/96          0
    902313                               O            07/01/26
    0


    1511985          976/728             F          283,900.00         ZZ
                                         360        283,900.00          1
    26 RUNNINGBROOK                    8.500          2,182.95         80
                                       8.250          2,182.95      354,900.00
    IRVINE           CA   92720          1            06/11/96         00
    0380483918                           03           08/01/96          0
    116791                               O            07/01/26
    0


    1512021          640/728             F          309,000.00         ZZ
                                         360        309,000.00          1
    1148 OAK RIVER ROAD                8.625          2,403.37         60
                                       8.375          2,403.37      515,000.00
    MEMPHIS          TN   38120          1            06/20/96         00
    0380484452                           05           08/01/96          0
    UNKNOWN                              O            07/01/26
    0


    1512039          696/728             F          348,000.00         ZZ
                                         360        348,000.00          1
    10105 MILL WHEEL LANE              8.125          2,583.89         80
                                       7.875          2,583.89      435,000.00
    VIENNA           VA   22182          1            06/28/96         00
    0380485723                           05           08/01/96          0
    2337566                              O            07/01/26
    0


    1512048          E22/728             F          500,000.00         ZZ
                                         360        500,000.00          1
    56 MARIN BAY PARK COURT            8.750          3,933.50         55
                                       8.500          3,933.50      925,000.00
    SAN RAFAEL       CA   94901          1            06/25/96         00
    0410151500                           05           08/01/96          0
1


    410151500                            O            07/01/26
    0


    1512084          668/728             F          283,000.00         ZZ
                                         360        283,000.00          1
    7268 BUCKINGHAM BOULEVARD          8.375          2,151.01         80
                                       8.125          2,151.01      354,000.00
    OAKLAND          CA   94705          1            06/03/96         00
    0380484536                           05           08/01/96          0
    6775555                              O            07/01/26
    0


    1512165          640/728             F          336,000.00         ZZ
                                         360        336,000.00          1
    8790 THREE CHIMNEYS WEST DRIVE     8.750          2,643.31         80
                                       8.500          2,643.31      420,000.00
    GERMANTOWN       TN   38138          1            06/25/96         00
    0380483827                           03           08/01/96          0
    UNKNOWN                              O            07/01/26
    0


    1512173          506/728             F          187,500.00         ZZ
                                         360        187,500.00          1
    72495 PITAHAYA STREET              9.000          1,508.67         75
                                       8.750          1,508.67      250,000.00
    PALM DESERT      CA   92260          2            06/17/96         00
    0380487216                           05           08/01/96          0
    070028105                            O            07/01/26
    0


    1512177          069/728             F          347,250.00         ZZ
                                         360        347,250.00          1
    6605 HAWARDEN DRIVE                8.375          2,639.36         75
                                       8.125          2,639.36      463,000.00
    RIVERSIDE        CA   92506          1            06/06/96         00
    0380487927                           05           08/01/96          0
    2362110120                           O            07/01/26
    0


    1512178          936/728             F          243,200.00         ZZ
                                         360        243,200.00          1
    43 MERRILL ROAD                    8.250          1,827.09         80
                                       8.000          1,827.09      304,000.00
    WATERTOWN        MA   02172          1            06/28/96         00
    0380488115                           05           08/01/96          0
    6066260                              O            07/01/26
    0


1


    1512188          776/728             F          183,200.00         ZZ
                                         360        183,200.00          1
    17235 WEST MOUNT STEPHEN AVENU     9.000          1,474.07         80
                                       8.750          1,474.07      229,031.00
    SANTA CLARITA    CA   91351          1            06/17/96         00
    0380487521                           05           08/01/96          0
    2133996                              O            07/01/26
    0


    1512194          992/728             F          260,000.00         ZZ
                                         360        260,000.00          1
    17 BYRAM BROOK PLACE               8.500          1,999.18         77
                                       8.250          1,999.18      340,000.00
    ARMONK           NY   10504          1            07/01/96         00
    0380486598                           05           08/01/96          0
    324151                               O            07/01/26
    0


    1512202          559/728             F          340,000.00         ZZ
                                         360        340,000.00          1
    15 RIVERA STREET                   8.750          2,674.78         67
                                       8.500          2,674.78      515,000.00
    SAN ANSELMO      CA   94960          1            06/17/96         00
    0380484858                           05           08/01/96          0
    5328570                              O            07/01/26
    0


    1512212          696/728             F          304,000.00         ZZ
                                         360        304,000.00          1
    309 NORTH ROYAL STREET             7.750          2,177.89         80
                                       7.500          2,177.89      380,000.00
    ALEXANDRIA       VA   22314          1            07/01/96         00
    0380485855                           07           08/01/96          0
    2177953                              O            07/01/26
    0


    1512221          450/728             F          350,500.00         ZZ
                                         360        350,500.00          1
    914 SOUTH DODSON AVENUE            8.625          2,726.15         80
                                       8.375          2,726.15      440,000.00
    LOS ANGELES      CA   90732          5            06/10/96         00
    0380483504                           05           08/01/96          0
    4185385                              O            07/01/26
    0


    1512227          696/728             F          215,200.00         ZZ
                                         360        215,200.00          1
    3514 WILSON STREET                 8.875          1,712.23         80
                                       8.625          1,712.23      269,000.00
1


    FAIRFAX          VA   22030          1            06/28/96         00
    0380485699                           05           08/01/96          0
    2367668                              O            07/01/26
    0


    1512236          696/728             F          190,000.00         ZZ
                                         360        190,000.00          1
    1113 MORNINGSIDE LANE              8.750          1,494.73         76
                                       8.500          1,494.73      250,000.00
    ALEXANDRIA       VA   22308          1            06/28/96         00
    0380485897                           05           08/01/96          0
    2277499                              O            07/01/26
    0


    1512267          575/728             F          264,100.00         ZZ
                                         360        263,787.04          1
    779 SPRINGBLOOM DRIVE              8.625          2,054.14         95
                                       8.375          2,054.14      278,000.00
    MILLERSVILLE     MD   21108          1            05/01/96         12
    0380486523                           03           06/01/96         30
    450008739                            O            05/01/26
    0


    1512269          995/728             F           87,500.00         ZZ
                                         360         87,500.00          1
    274 CEDAR SWAMP ROAD               8.875            696.19         63
                                       8.625            696.19      139,000.00
    JACKSON          NJ   08527          2            06/21/96         00
    0380486275                           05           08/01/96          0
    GM10031099                           O            07/01/26
    0


    1512320          163/728             F          324,000.00         ZZ
                                         360        323,777.02          1
    8812 HINTON AVENUE                 7.875          2,349.23         90
                                       7.625          2,349.23      360,000.00
    BALTIMORE        MD   21219          1            05/24/96         14
    0380483538                           05           07/01/96         25
    371066658                            O            06/01/26
    0


    1512321          450/728             F          288,000.00         ZZ
                                         360        288,000.00          1
    734 ORPHEUS AVENUE                 9.000          2,317.31         80
                                       8.750          2,317.31      360,000.00
    ENCINITAS        CA   92024          2            06/11/96         00
    0380485517                           05           08/01/96          0
    4186839                              O            07/01/26
    0
1




    1512325          898/728             F          264,800.00         ZZ
                                         360        264,800.00          1
    225 DEER PATH LANE                 8.375          2,012.67         80
                                       8.125          2,012.67      335,000.00
    BATTLE CREEK     MI   49017          2            06/28/96         00
    0380486101                           05           08/01/96          0
    4553675                              O            07/01/26
    0


    1512378          375/728             F          120,000.00         ZZ
                                         360        119,929.15          1
    220 WINDJAMMER E                   8.625            933.35         68
                                       8.375            933.35      178,000.00
    EMERALD ISLE     NC   28594          1            06/07/96         00
    0380486317                           05           07/01/96          0
    327401                               O            06/01/26
    0


    1512379          375/728             F          261,350.00         ZZ
                                         360        261,350.00          1
    7713 RUXWOOD ROAD                  8.875          2,079.42         75
                                       8.625          2,079.42      348,500.00
    RUXTON           MD   21204          1            06/03/96         00
    0380486291                           05           08/01/96          0
    960285                               O            07/01/26
    0


    1512418          964/728             F          204,000.00         ZZ
                                         360        204,000.00          1
    4900 LEONA STREET                  9.125          1,659.81         80
                                       8.875          1,659.81      255,000.00
    OAKLAND          CA   94619          1            06/25/96         00
    0380485327                           05           08/01/96          0
    18972                                O            07/01/26
    0


    1512440          E20/728             F          125,100.00         ZZ
                                         360        125,100.00          1
    1905 MILLERS PATH                  9.000          1,006.59         67
                                       8.750          1,006.59      187,000.00
    CUMMING          GA   30131          2            06/20/96         00
    0380485012                           05           08/01/96          0
    0155736                              O            07/01/26
    0


    1512473          439/728             F          146,700.00         ZZ
                                         360        146,700.00          1
1


    2222 EAST NURA AVENUE              8.500          1,128.00         71
                                       8.250          1,128.00      207,000.00
    ANAHEIM          CA   92806          1            06/18/96         00
    0380484767                           05           08/01/96          0
    1861159                              O            07/01/26
    0


    1512478          439/728             F          273,600.00         ZZ
                                         360        273,600.00          1
    1272 CARNE ROAD                    8.750          2,152.42         80
                                       8.500          2,152.42      342,000.00
    OJAI             CA   93023          1            06/20/96         00
    0380484783                           05           08/01/96          0
    18617449                             O            07/01/26
    0


    1512488          668/728             F           96,000.00         ZZ
                                         360         95,938.78          1
    1638 BLUEHAVEN DRIVE               8.250            721.22         73
                                       8.000            721.22      132,000.00
    SPARKS           NV   89434          2            05/06/96         00
    0380485145                           05           07/01/96          0
    6727069                              O            06/01/26
    0


    1512491          668/728             F          272,000.00         ZZ
                                         360        272,000.00          1
    43647 SKYE ROAD                    8.250          2,043.45         80
                                       8.000          2,043.45      340,000.00
    FREMONT          CA   94539          1            06/04/96         00
    0380485582                           03           08/01/96          0
    6780084                              O            07/01/26
    0


    1512493          668/728             F          311,000.00         ZZ
                                         360        311,000.00          1
    756 SOUTH SKYRIDGE DRIVE           8.250          2,336.44         75
                                       8.000          2,336.44      420,000.00
    ANAHEIM          CA   92808          2            06/03/96         00
    0380485053                           03           08/01/96          0
    6787089                              O            07/01/26
    0


    1512495          668/728             F          225,000.00         ZZ
                                         360        224,860.14          1
    6400 MYSTIC STREET                 8.375          1,710.17         57
                                       8.125          1,710.17      397,000.00
    OAKLAND          CA   94618          1            05/24/96         00
    0380484965                           05           07/01/96          0
1


    6767248                              O            06/01/26
    0


    1512496          668/728             F          244,000.00         ZZ
                                         360        243,840.32          1
    5148 GENOVESIO DRIVE               8.125          1,811.70         80
                                       7.875          1,811.70      305,000.00
    PLEASANTON       CA   94566          1            05/21/96         00
    0380485905                           03           07/01/96          0
    6759021                              O            06/01/26
    0


    1512502          744/728             F          170,400.00         ZZ
                                         360        170,400.00          1
    343 JOYCE STREET                   8.625          1,325.35         80
                                       8.375          1,325.35      213,000.00
    LIVERMORE        CA   94550          1            06/24/96         00
    0380485566                           05           08/01/96          0
    21570                                O            07/01/26
    0


    1512503          765/728             F          236,700.00         ZZ
                                         360        236,700.00          1
    13725 MOONSHADOW PLACE             8.750          1,862.12         90
                                       8.500          1,862.12      263,000.00
    CHINO HILLS      CA   91709          1            06/27/96         11
    0380487075                           05           08/01/96         25
    315834                               O            07/01/26
    0


    1512550          936/728             F          250,000.00         BR
                                         360        250,000.00          1
    33 MALLETT DRIVE                   8.375          1,900.19         76
                                       8.125          1,900.19      333,000.00
    TRUMBULL         CT   06611          1            06/28/96         00
    0380486093                           05           08/01/96          0
    6075980                              O            07/01/26
    0


    1512551          936/728             F          239,600.00         ZZ
                                         360        239,600.00          1
    LOT #2 CANTERBURY LANE             8.500          1,842.32         80
                                       8.250          1,842.32      299,500.00
    HOLDEN           MA   01520          1            07/01/96         00
    0380486259                           05           08/01/96          0
    6055875                              O            07/01/26
    0


1


    1512557          964/728             F          234,000.00         ZZ
                                         360        234,000.00          1
    1443 BELGREEN DRIVE                8.875          1,861.81         90
                                       8.625          1,861.81      260,000.00
    WHITTIER AREA    CA   90601          1            06/20/96         19
    0380485509                           05           08/01/96         25
    18790                                O            07/01/26
    0


    1512559          731/728             F          270,000.00         ZZ
                                         360        270,000.00          1
    1356 DARLING AVENUE                9.000          2,172.48         78
                                       8.750          2,172.48      350,000.00
    FRAZIER PARK     CA   93225          1            06/25/96         00
    0380485673                           05           08/01/96          0
    4001124                              O            07/01/26
    0


    1512562          664/728             F          300,000.00         ZZ
                                         360        300,000.00          1
    2208 PALMER CIRCLE                 9.625          2,549.97         74
                                       9.375          2,549.97      407,000.00
    NAPERVILLE       IL   60564          1            06/28/96         00
    0380485657                           05           08/01/96          0
    2211746                              O            07/01/26
    0


    1512563          698/728             F          460,000.00         ZZ
                                         360        460,000.00          1
    4218 RHODES AVENUE                 9.000          3,701.26         80
    STUDIO CITY AREA                   8.750          3,701.26      575,000.00
    LOS ANGELES      CA   91604          1            06/20/96         00
    0380485806                           05           08/01/96          0
    16252364                             O            07/01/26
    0


    1512568          232/232             F          249,000.00         ZZ
                                         360        249,000.00          1
    5318 AVENIDA CUESTA NE             7.875          1,805.43         76
                                       7.625          1,805.43      329,000.00
    ALBUQUERQUE      NM   87111          1            06/11/96         00
    7014156                              05           08/01/96          0
    7014156                              O            07/01/26
    0


    1512583          A50/A50             F          380,000.00         ZZ
                                         360        380,000.00          1
    145 WEXFORD PLACE                  8.625          2,955.60         80
                                       8.375          2,955.60      475,000.00
1


    ATHENS           GA   30606          2            06/11/96         00
    UNKNOWN                              05           08/01/96          0
    UNKNOWN                              O            07/01/26
    0


    1512588          731/728             F          114,750.00         ZZ
                                         360        114,750.00          1
    844 12TH STREET #3                 8.750            902.74         75
                                       8.500            902.74      153,000.00
    SANTA MONICA     CA   90403          1            06/27/96         00
    0380485624                           01           08/01/96          0
    5000861                              O            07/01/26
    0


    1512607          560/560             F           73,200.00         ZZ
                                         360         73,200.00          1
    595 WILD ROSE LANE                 9.000            588.99         52
                                       8.750            588.99      141,000.00
    IMPERIAL         CA   92251          1            06/25/96         00
    450469044                            05           08/01/96          0
    450469044                            O            07/01/26
    0


    1512669          B75/728             F          220,000.00         ZZ
                                         360        220,000.00          1
    1359 LATHAM STREET                 8.125          1,633.49         66
                                       7.875          1,633.49      335,000.00
    MOUNTAIN VIEW    CA   94041          1            06/24/96         00
    0380486192                           05           08/01/96          0
    2513091                              O            07/01/26
    0


    1512670          069/728             F          256,000.00         ZZ
                                         360        255,852.71          1
    741 THE ALAMEDA                    8.750          2,013.96         73
                                       8.500          2,013.96      355,000.00
    BERKELEY         CA   94707          5            05/14/96         00
    0380486796                           05           07/01/96          0
    2362110666                           O            06/01/26
    0


    1512677          E22/728             F           57,000.00         ZZ
                                         360         56,966.35          1
    7510 MAYLAND DRIVE                 8.625            443.34         62
                                       8.375            443.34       92,200.00
    RICHMOND         VA   23294          1            05/31/96         00
    0410134142                           05           07/01/96          0
    410134142                            O            06/01/26
    0
1




    1512718          927/728             F          286,500.00         ZZ
                                         360        286,500.00          1
    14480 QUIET MEADOW DRIVE           8.500          2,202.94         80
                                       8.250          2,202.94      360,000.00
    RENO             NV   89511          1            06/24/96         00
    0380486952                           03           08/01/96          0
    212761                               O            07/01/26
    0


    1512720          E87/728             F          152,000.00         ZZ
                                         360        152,000.00          1
    4297 CARPINTERIA AVENUE #10        8.625          1,182.24         50
                                       8.375          1,182.24      310,000.00
    CARPINTERIA      CA   93013          1            06/14/96         00
    0380486549                           01           08/01/96          0
    70000101                             O            07/01/26
    0


    1512731          171/728             F          363,350.00         ZZ
                                         360        363,146.30          1
    8628 NORTH LINDA LANE              8.875          2,890.98         90
                                       8.625          2,890.98      403,740.00
    CLOVIS           CA   93611          4            05/22/96         01
    0380486267                           05           07/01/96         25
    45083089                             O            06/01/26
    0


    1512733          171/728             F          279,000.00         ZZ
                                         360        279,000.00          1
    21811 VIA DE LA LUZ                8.875          2,219.85         90
                                       8.625          2,219.85      310,000.00
    TRABUCO CANYON   CA   92679          1            06/27/96         10
    0380486382                           03           08/01/96         25
    67094604                             O            07/01/26
    0


    1512734          E67/728             F          224,000.00         ZZ
                                         360        224,000.00          1
    60660 TEKAMPE ROAD                 8.750          1,762.21         80
                                       8.500          1,762.21      280,000.00
    BEND             OR   97702          2            07/01/96         00
    0380486424                           05           08/01/96          0
    5194                                 O            07/01/26
    0


    1512781          562/728             F          300,000.00         ZZ
                                         360        300,000.00          1
1


    2 WAYNE VALLEY ROAD                8.000          2,201.30         57
                                       7.750          2,201.30      530,000.00
    ARMONK           NY   10504          1            06/24/96         00
    0380488149                           05           08/01/96          0
    512806                               O            07/01/26
    0


    1512786          575/728             F          369,800.00         ZZ
                                         360        369,800.00          1
    14 STOCKTON DRIVE                  8.500          2,843.44         90
                                       8.250          2,843.44      410,900.00
    VOORHEES         NJ   08043          1            06/27/96         14
    0380488123                           05           08/01/96         25
    455003686                            O            07/01/26
    0


    1512795          696/728             F          252,000.00         ZZ
                                         360        252,000.00          1
    1334 VANETTA LANE                  8.375          1,915.38         80
                                       8.125          1,915.38      315,000.00
    VIENNA           VA   22182          1            07/03/96         00
    0380487141                           03           08/01/96          0
    2138111                              O            07/01/26
    0


    1512821          668/728             F          203,200.00         ZZ
                                         360        203,200.00          1
    1842 SHENANDOAH AVENUE             8.875          1,616.76         80
                                       8.625          1,616.76      254,000.00
    MILPITAS         CA   95035          1            06/18/96         00
    0380486960                           05           08/01/96          0
    6799993                              O            07/01/26
    0


    1512822          668/728             F          299,000.00         ZZ
                                         360        299,000.00          1
    8656 NORTH LOCAN AVENUE            8.875          2,378.98         73
                                       8.625          2,378.98      410,000.00
    CLOVIS           CA   93611          5            06/13/96         00
    0380486986                           05           08/01/96          0
    6793442                              O            07/01/26
    0


    1512914          A13/728             F          246,350.00         ZZ
                                         360        246,350.00          1
    10 LONG BOW CIRCLE                 8.500          1,894.22         80
                                       8.250          1,894.22      307,950.00
    MONUMENT         CO   80132          1            07/01/96         00
    0380487190                           05           08/01/96          0
1


    950218696                            O            07/01/26
    0


    1512923          526/728             F          109,000.00         ZZ
                                         360        108,938.89          1
    313 ELM ROAD                       8.875            867.26         69
                                       8.625            867.26      159,900.00
    LITITZ           PA   17543          2            05/22/96         00
    0380487067                           05           07/01/96          0
    120157                               O            06/01/26
    0


    1512932          171/728             F           50,000.00         T
                                         360         50,000.00          1
    924 LA PAZ ROAD                    9.125            406.82         34
                                       8.875            406.82      150,000.00
    PLACENTIA        CA   92670          1            06/11/96         00
    0380487000                           01           08/01/96          0
    67094367                             O            07/01/26
    0


    1512935          171/728             F          225,000.00         ZZ
                                         360        225,000.00          1
    7595 NORTHEAST LOGSDON ROAD        8.750          1,770.08         65
                                       8.500          1,770.08      349,000.00
    CORVALLIS        OR   97330          5            06/26/96         00
    0380486978                           05           08/01/96          0
    37092354                             O            07/01/26
    0


    1512937          450/728             F          314,900.00         ZZ
                                         360        314,900.00          1
    20629 WOODCREEK                    8.750          2,477.32         90
                                       8.500          2,477.32      349,900.00
    NORTHVILLE TWP   MI   48167          1            06/26/96         10
    0380487042                           05           08/01/96         25
    4180576                              O            07/01/26
    0


    1512967          776/728             F          277,600.00         ZZ
                                         360        277,600.00          1
    1432 HILLSIDE DRIVE                9.000          2,233.63         80
                                       8.750          2,233.63      347,000.00
    GLENDALE         CA   91208          1            06/25/96         00
    0380487869                           05           08/01/96          0
    2134885                              O            07/01/26
    0


1


    1512969          776/728             F          252,000.00         ZZ
                                         360        252,000.00          1
    32610 BIG SPRINGS ROAD             8.875          2,005.03         80
                                       8.625          2,005.03      315,000.00
    ACTON AREA       CA   93510          1            06/19/96         00
    0380487166                           05           08/01/96          0
    21340000                             O            07/01/26
    0


    1512986          686/G01             F          251,250.00         ZZ
                                         360        251,250.00          1
    10910 SE 281ST STREET              8.375          1,909.69         75
                                       8.125          1,909.69      335,000.00
    KENT             WA   98031          1            06/05/96         00
    0430000505                           05           08/01/96          0
    30817694078                          O            07/01/26
    0


    1512992          696/728             F          342,400.00         ZZ
                                         360        342,400.00          1
    9621 PINKNEY COURT                 8.250          2,572.34         80
                                       8.000          2,572.34      428,000.00
    POTOMAC          MD   20854          1            06/28/96         00
    0380486903                           05           08/01/96          0
    3124264                              O            07/01/26
    0


    1513074          369/728             F          270,000.00         ZZ
                                         360        270,000.00          1
    539 CARRIAGE HOUSE LANE            7.375          1,864.83         90
                                       7.125          1,864.83      301,056.00
    HARLEYSVILLE     PA   19438          1            06/28/96         04
    0380487638                           05           08/01/96         25
    49771926                             O            07/01/26
    0


    1513078          369/728             F          270,000.00         ZZ
                                         360        270,000.00          1
    8300 PLUM CREEK DRIVE              8.250          2,028.43         90
                                       8.000          2,028.43      300,000.00
    GAITHERSBURG     MD   20882          1            06/28/96         11
    0380487752                           05           08/01/96         25
    49016660                             O            07/01/26
    0


    1513124          570/570             F          207,750.00         ZZ
                                         360        207,633.53          1
    79 WEST PLAZA DEL LAGO             8.875          1,652.95         75
                                       8.625          1,652.95      277,000.00
1


    ISLAMORADA       FL   33036          1            05/29/96         00
    58449757                             05           07/01/96          0
    58449757                             O            06/01/26
    0


    1513135          687/728             F          267,900.00         BB
                                         360        267,900.00          1
    7522 CHRISLAND COVE                8.500          2,059.92         90
                                       8.250          2,059.92      297,675.00
    FALLS CHURCH     VA   22042          1            06/27/96         11
    0380488099                           09           08/01/96         25
    1550748                              O            07/01/26
    0


    1513139          559/728             F          138,600.00         T
                                         360        138,600.00          1
    15773 TRAPPER POINT ROAD           8.875          1,102.77         70
                                       8.625          1,102.77      198,000.00
    SISTERS          OR   97759          1            06/28/96         00
    0380487604                           05           08/01/96          0
    5348420                              O            07/01/26
    0

   TOTAL NUMBER OF LOANS   :      1,340

   TOTAL ORIGINAL BALANCE  :   364,711,156.87

   TOTAL PRINCIPAL BALANCE :   364,183,311.55

   TOTAL ORIGINAL P+I      :     2,833,802.83

   TOTAL CURRENT P+I       :     2,833,802.83


                             ***************************
                             *      END OF REPORT      *
                             ***************************

  RUN ON     : 07/25/96           RFC DISCLOSURE SYSTEM       RFFSDFIX-01
  AT         : 09.14.25           FIXED PASSTHRU REPORT       AMORTIZED BALANCE
  SERIES     : RFMSI I 1996-S16                               CUTOFF : 07/01/96
  POOL       : 0004214
             :
             :
  POOL STATUS: F

    RFC LOAN NUMBER                      SUB SERV FEE
    PRINCIPAL BALANCE                    MSTR SERV FEE
    CURR NOTE RATE                       ALL EXP
    RFC NET RATE                         MISC EXP
    NET MTG RATE(INVSTR RATE)            SPREAD
    POST STRIP RATE                      STRIP
- -------------------------------------------------------------------------------

      1432351                              .2500
      280,771.12                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .7950
            7.7500                         .0000

      1436346                              .2500
      339,515.13                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1436363                              .2500
      119,522.88                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1440419                              .2500
      280,124.37                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1443247                              .2500
      113,373.62                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .0000
            7.7200                         .0000

      1446569                              .2500
      245,451.21                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000
1



      1447260                              .2500
      148,115.22                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1448951                              .2500
      253,774.05                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .0000
            7.6700                         .0000

      1456627                              .2500
      231,852.06                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .1700
            7.7500                         .0000

      1462274                              .2500
      339,771.87                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .0000
            7.7200                         .0000

      1464412                              .2500
      140,349.91                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1469800                              .2500
      968,398.53                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1470417                              .2500
      398,520.05                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1471167                              .2500
      533,437.68                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .0000
            7.2950                         .0000
1



      1472345                              .2500
      300,000.00                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1473018                              .2500
      259,854.24                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1474016                              .2500
      286,916.45                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .0000
            7.5450                         .0000

      1475938                              .2500
      341,192.97                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                          .9200
            7.7500                         .0000

      1478127                              .2500
      288,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1478303                              .2500
      263,725.20                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000

      1478906                              .2500
      232,050.45                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1479242                              .2500
      379,792.43                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000
1



      1479724                              .2500
      256,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1479953                              .2500
      186,354.08                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000

      1480186                              .2500
      259,093.48                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .0000
            7.5950                         .0000

      1480365                              .2500
      315,644.37                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1481103                              .2500
       72,118.74                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1481896                              .2500
      249,243.36                           .0800
            7.4500                         .0000
            7.2000                         .0000
            7.1200                          .0000
            7.1200                         .0000

      1481922                              .2500
      213,399.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1482040                              .2500
      784,486.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .1700
            7.7500                         .0000
1



      1482964                              .2500
      157,331.74                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1483291                              .2500
      236,319.23                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1483370                              .2500
      288,273.27                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1483418                              .2500
       78,917.78                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000

      1484012                              .2500
      250,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1484033                              .2500
      377,000.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000

      1485172                              .2500
      232,438.12                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1486042                              .2500
      330,643.43                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .0000
            7.5950                         .0000
1



      1486325                              .2500
      255,856.47                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1486447                              .2500
      312,000.00                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000

      1486604                              .2500
      211,378.32                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1486896                              .2500
      227,593.58                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1487224                              .2500
      233,443.72                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1487292                              .2500
      283,680.38                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1487576                              .2500
      338,028.91                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1487664                              .2500
      215,413.53                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000
1



      1488264                              .2500
      103,329.14                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1488765                              .2500
      122,312.97                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         1.3450
            7.7500                         .0000

      1489174                              .2500
      206,883.30                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1489260                              .2500
      343,345.08                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1489304                              .2500
      101,332.40                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                          .9200
            7.7500                         .0000

      1489335                              .2500
      308,314.49                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1489520                              .2500
      160,907.37                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1489589                              .2500
      371,800.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000
1



      1489695                              .2500
      230,000.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         1.1700
            7.7500                         .0000

      1489835                              .2500
      550,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1489885                              .2500
      284,679.26                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1489986                              .2500
      214,053.42                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1490049                              .2500
      618,088.95                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1490070                              .2500
      264,419.72                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1490172                              .2500
      202,886.19                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1490287                              .2500
      147,761.91                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000
1



      1490305                              .2500
      242,488.46                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1490389                              .2500
       71,173.89                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1490428                              .2500
      418,152.77                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1490549                              .2500
       82,556.97                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1490551                              .2500
      232,876.00                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1490748                              .2500
      236,283.78                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1490770                              .2500
      498,895.21                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1490786                              .2500
      231,752.14                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000
1



      1490954                              .2500
      573,669.75                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1491055                              .2500
      339,799.26                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1491056                              .2500
      247,720.91                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1491082                              .2500
      244,738.25                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1491146                              .2500
      347,618.39                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1491159                              .2500
      382,034.90                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1491173                              .2500
      352,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .7950
            7.7500                         .0000

      1491196                              .2500
      209,882.27                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000
1



      1491235                              .2500
      606,749.39                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1491496                              .2500
      249,886.94                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1491963                              .2500
      153,109.60                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         1.1700
            7.7500                         .0000

      1491964                              .2500
      189,388.91                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         1.1700
            7.7500                         .0000

      1491965                              .2500
       81,107.84                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         1.1700
            7.7500                         .0000

      1491966                              .2500
       68,774.62                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         1.1700
            7.7500                         .0000

      1491971                              .2500
       68,714.65                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .2950
            7.7500                         .0000

      1491973                              .2500
      203,727.60                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .7950
            7.7500                         .0000
1



      1491977                              .2500
       54,173.24                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1491984                              .2500
       75,077.15                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000

      1491988                              .2500
       98,951.24                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .0000
            7.2950                         .0000

      1491991                              .2500
       95,796.30                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000

      1491993                              .2500
      288,924.93                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         1.0450
            7.7500                         .0000

      1492008                              .2500
       48,151.98                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .2950
            7.7500                         .0000

      1492020                              .2500
      101,057.22                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .1700
            7.7500                         .0000

      1492061                              .2500
      162,033.03                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000
1



      1492071                              .2500
       64,864.90                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .0000
            7.5450                         .0000

      1492341                              .2500
        5,186.57                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .0000
            7.1700                         .0000

      1492967                              .2500
      407,332.37                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .0000
            7.1700                         .0000

      1493543                              .2500
      148,277.55                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .0000
            7.1700                         .0000

      1493581                              .2500
       31,166.67                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1493586                              .2500
      874,015.30                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1493592                              .2500
      248,220.33                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1493609                              .2500
      235,298.49                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000
1



      1493637                              .2500
      399,549.84                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1493642                              .2500
      325,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1493646                              .2500
      337,120.16                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1493688                              .2500
      242,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1493726                              .2500
      269,711.54                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1493855                              .2500
      229,317.98                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1493873                              .2500
      230,603.35                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1493893                              .2500
      274,273.09                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .0450
            7.7500                         .0000
1



      1493960                              .2500
      147,592.16                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1494003                              .2500
      271,144.51                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1494121                             1.7000
      242,602.93                           .0800
            9.0500                         .0000
            7.3500                         .0000
            7.2700                          .0000
            7.2700                         .0000

      1494127                              .2500
      344,385.81                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1494134                              .2500
       94,890.28                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1494184                              .2500
       65,180.28                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         1.0450
            7.7500                         .0000

      1494217                              .2500
      144,841.01                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1494228                              .2500
      139,114.17                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         1.3450
            7.7500                         .0000
1



      1494312                              .2500
      284,687.47                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1494363                              .2500
      135,747.36                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         1.2950
            7.7500                         .0000

      1494407                              .2500
      161,068.53                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1494514                              .2500
      218,124.44                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1494546                              .2500
      412,035.77                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1494639                              .2500
      378,526.39                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1494644                              .2500
      217,409.02                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .0000
            7.6700                         .0000

      1494649                              .2500
      439,765.84                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000
1



      1494660                              .2500
      242,840.28                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1494766                              .2500
      270,910.26                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1494815                              .2500
      117,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1494830                              .2500
      460,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1494991                              .2500
      311,838.25                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000

      1494998                              .2500
       79,956.30                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1495077                              .2500
      399,251.93                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .0000
            7.7200                         .0000

      1495102                              .2500
      391,159.29                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000
1



      1495106                              .2500
      102,884.09                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1495138                              .2500
      449,690.32                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .0000
            7.5950                         .0000

      1495218                              .2500
       55,553.62                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         1.1700
            7.7500                         .0000

      1495220                              .2500
      102,680.06                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         1.0450
            7.7500                         .0000

      1495317                              .2500
      226,794.48                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1495379                              .2500
      244,692.63                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                          .9200
            7.7500                         .0000

      1495380                              .2500
      233,037.32                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                          .9200
            7.7500                         .0000

      1495381                              .2500
      238,732.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         1.0450
            7.7500                         .0000
1



      1495529                              .2500
      295,811.25                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1495531                              .2500
      156,559.41                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1495532                              .2500
       78,953.35                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1495542                              .2500
      313,414.85                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1495550                              .2500
      263,851.99                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1495578                              .2500
      269,196.72                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1495591                              .2500
      643,157.55                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1495630                              .2500
      219,502.69                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000
1



      1495652                              .2500
      559,369.79                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1495661                              .2500
      321,238.09                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1495836                              .2500
      218,068.29                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000

      1495958                              .2500
       92,850.39                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1496040                              .2500
      263,859.51                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1496043                              .2500
      684,574.23                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1496044                              .2500
      311,770.52                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1496055                              .2500
      214,882.56                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000
1



      1496059                              .2500
      301,400.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1496165                              .2500
      383,382.28                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1496408                              .2500
      258,311.57                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1496640                              .2500
      258,597.23                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1496645                              .2500
      599,663.63                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1496690                              .2500
      134,606.04                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1496824                              .2500
      287,842.68                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1496849                              .2500
      648,840.45                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000
1



      1496864                              .2500
      649,635.60                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1496890                              .2500
      315,644.37                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1496897                              .2500
      281,391.11                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1496899                              .2500
      273,596.53                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1496907                              .2500
      371,181.80                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1497003                              .2500
      222,375.26                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1497042                              .2500
      215,882.02                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1497062                              .2500
      630,914.07                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000
1



      1497129                              .2500
      322,636.50                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1497131                              .2500
       49,945.18                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1497139                              .2500
      323,635.38                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1497184                              .2500
      218,500.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1497242                              .2500
      319,498.48                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000

      1497346                              .2500
      199,680.80                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1497371                              .2500
      224,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1497477                              .2500
      134,132.03                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .2950
            7.7500                         .0000
1



      1497482                              .2500
       61,981.27                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .0000
            7.5450                         .0000

      1497491                              .2500
       49,370.84                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .0000
            7.4200                         .0000

      1497569                              .2500
      285,543.94                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1497611                              .2500
      367,793.69                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1497621                              .2500
      345,000.00                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000

      1497650                              .2500
      271,435.46                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1497692                              .2500
      314,799.14                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1497775                              .2500
      241,873.18                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .0000
            7.2200                         .0000
1



      1497843                              .2500
      384,328.10                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1497857                              .2500
      263,717.93                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1497860                              .2500
      182,205.12                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1497862                              .2500
      298,938.52                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000

      1497864                              .2500
      301,177.88                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1497971                              .2500
      271,547.68                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1497983                              .2500
      274,350.06                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1497999                              .2500
      135,927.63                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000
1



      1498009                              .2500
      526,406.92                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1498042                              .2500
      368,228.16                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1498060                              .2500
      260,713.79                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1498117                              .2500
      349,626.06                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1498126                              .2500
      271,701.75                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1498139                              .2500
      206,767.04                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1498142                              .2500
      227,756.42                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         1.0450
            7.7500                         .0000

      1498174                              .2500
      450,000.00                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000
1



      1498311                              .2500
      237,366.85                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1498312                              .2500
      148,712.15                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1498328                              .2500
      250,974.49                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1498357                              .2500
      211,137.11                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1498371                              .2500
      370,393.40                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1498390                              .2500
      311,825.09                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1498408                              .2500
       32,964.74                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1498412                              .2500
      105,883.75                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000
1



      1498433                              .2500
       65,727.83                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1498441                              .2500
      134,755.86                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1498442                              .2500
      124,866.43                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1498532                              .2500
      217,374.86                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1498533                              .2500
      340,200.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1498568                              .2500
      285,286.81                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1498572                              .2500
      217,494.25                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1498573                              .2500
      399,775.75                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000
1



      1498673                              .2500
      430,714.74                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1498675                              .2500
      307,653.38                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1498699                              .2500
      225,000.00                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000

      1498707                              .2500
      302,616.56                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1498718                              .2500
      239,861.92                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1498751                              .2500
      407,153.03                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1498784                              .2500
      191,883.69                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1498786                              .2500
      402,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000
1



      1498831                              .2500
      230,410.32                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1498852                              .2500
      175,002.83                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1498875                              .2500
      255,823.82                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .0000
            7.5950                         .0000

      1498933                              .2500
      149,835.51                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1499000                              .2500
      279,934.60                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1499015                              .2500
      255,150.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1499060                              .2500
       97,813.11                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                          .9200
            7.7500                         .0000

      1499091                              .2500
       31,742.37                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         1.1700
            7.7500                         .0000
1



      1499098                              .2500
      157,143.84                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         1.1700
            7.7500                         .0000

      1499119                              .2500
       36,455.68                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         1.0450
            7.7500                         .0000

      1499148                              .2500
      746,680.34                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                          .9200
            7.7500                         .0000

      1499181                              .2500
      839,125.70                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         1.1700
            7.7500                         .0000

      1499357                              .2500
      611,316.67                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .1700
            7.7500                         .0000

      1499362                              .2500
      242,846.96                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000

      1499545                              .2500
      266,834.05                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1499563                              .2500
      309,826.21                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000
1



      1499572                              .2500
      236,863.64                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1499580                              .2500
      294,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1499605                              .2500
      428,000.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1499614                              .2500
      529,695.06                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1499644                              .2500
      248,179.92                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .0000
            7.2200                         .0000

      1499687                              .2500
      233,824.26                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .0000
            7.7200                         .0000

      1499717                              .2500
      163,824.78                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1499839                              .2500
      341,063.60                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000
1



      1499869                              .2500
      219,900.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .0000
            7.5950                         .0000

      1499901                              .2500
      208,800.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1499906                              .2500
      319,795.95                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1499919                              .2500
      224,880.26                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1500053                              .2500
      235,121.50                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1500084                              .2500
      107,939.45                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1500110                              .2500
      364,605.87                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1500148                              .2500
      174,600.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000
1



      1500155                              .2500
      274,838.74                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000

      1500174                              .2500
      412,250.10                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1500176                              .2500
       61,075.97                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .0000
            7.6700                         .0000

      1500379                              .2500
      339,766.01                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .0000
            7.5950                         .0000

      1500386                              .2500
      227,875.46                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1500416                              .2500
      256,356.20                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1500437                              .2500
      251,855.01                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1500465                              .2500
      310,225.99                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000
1



      1500487                              .2500
      216,000.00                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         1.3450
            7.7500                         .0000

      1500533                              .2500
      237,873.34                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         1.0450
            7.7500                         .0000

      1500540                              .2500
      202,891.97                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1500565                              .2500
      312,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1500579                              .2500
      402,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1500601                              .2500
      303,838.22                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1500614                              .2500
      284,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1500635                              .2500
      291,848.62                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000
1



      1500782                              .2500
      203,144.63                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000

      1500788                              .2500
      258,843.09                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1500806                              .2500
      219,483.14                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1500828                              .2500
      465,600.00                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1500908                              .2500
      499,437.32                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1500949                              .2500
      579,691.35                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1500954                              .2500
      287,842.69                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1500961                              .2500
      191,897.82                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000
1



      1500971                              .2500
      161,161.92                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1500973                              .2500
      279,612.54                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .0000
            7.5950                         .0000

      1501035                              .2500
      239,843.01                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000

      1501122                              .2500
       99,696.92                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1501129                              .2500
      283,028.43                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1501167                              .2500
      524,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1501204                              .2500
      299,822.88                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1501222                              .2500
      237,232.72                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000
1



      1501223                              .2500
       63,965.04                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1501230                              .2500
      262,336.84                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1501316                              .2500
      203,000.00                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         1.3450
            7.7500                         .0000

      1501351                              .2500
      203,150.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1501377                              .2500
      287,034.76                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1501397                              .2500
      419,745.56                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1501421                              .2500
      402,500.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1501437                              .2500
      223,078.08                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                          .9200
            7.7500                         .0000
1



      1501472                              .2500
      198,288.77                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1501494                              .2500
      619,974.08                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .0000
            7.4200                         .0000

      1501514                              .2500
      252,258.50                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1501525                              .2500
      399,387.35                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1501537                              .2500
      251,858.72                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1501566                              .2500
      276,300.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1501590                              .2500
      224,923.83                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .7950
            7.7500                         .0000

      1501638                              .2500
       92,500.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000
1



      1501640                              .2500
      262,800.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1501645                              .2500
      394,604.57                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1501648                              .2500
      270,750.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1501653                              .2500
      218,500.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1501704                              .2500
       94,948.11                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1501731                              .2500
      285,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1501742                              .2500
      279,850.99                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1501751                              .2500
      119,936.14                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000
1



      1501764                              .2500
      340,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1501785                              .2500
      254,564.45                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1501790                              .2500
      605,169.25                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1501798                              .2500
      277,844.14                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1501827                              .2500
      270,231.93                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1501878                              .2500
      329,824.39                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         1.0450
            7.7500                         .0000

      1501921                              .2500
       64,964.49                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1501961                              .2500
      244,000.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0000
            7.3450                         .0000
1



      1501974                              .2500
       67,500.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1502015                              .2500
      259,846.49                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1502025                              .2500
      299,844.47                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000

      1502033                              .2500
      234,650.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1502140                              .2500
      265,587.30                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                          .9200
            7.7500                         .0000

      1502203                              .2500
      383,784.72                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1502229                              .2500
      274,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1502230                              .2500
      216,536.77                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000
1



      1502337                              .2500
      309,886.30                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1502461                              .2500
      247,361.24                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1502467                              .2500
      149,924.25                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         1.2950
            7.7500                         .0000

      1502468                              .2500
      230,720.58                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1502469                              .2500
      228,500.43                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000

      1502488                              .2500
      110,200.00                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000

      1502668                              .2500
      297,405.98                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         1.4700
            7.7500                         .0000

      1502677                              .2500
      366,160.02                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000
1



      1502699                              .2500
      214,382.83                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1502780                              .2500
      269,643.76                           .0800
            8.1000                         .0000
            7.8500                         .0000
            7.7700                          .0200
            7.7500                         .0000

      1502784                              .2500
      299,367.05                           .0800
            7.8000                         .0000
            7.5500                         .0000
            7.4700                          .0000
            7.4700                         .0000

      1502827                              .2500
      350,000.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1502828                              .2500
      294,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1502835                              .2500
      154,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1502874                              .2500
      338,824.25                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000

      1502903                              .2500
      248,664.09                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000
1



      1502911                              .2500
      261,457.11                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1502987                              .2500
      240,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1502997                              .2500
      234,400.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1502999                              .2500
      404,507.56                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1503007                              .2500
      499,506.16                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         1.4700
            7.7500                         .0000

      1503008                              .2500
      500,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1503064                              .2500
      259,846.49                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1503083                              .2500
      322,007.99                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000
1



      1503092                              .2500
      258,451.17                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1503258                              .2500
      598,846.23                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1503267                              .2500
       49,968.92                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1503336                              .2500
      234,868.25                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1503347                              .2500
      262,196.84                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1503348                              .2500
      293,283.71                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1503354                              .2500
      231,370.22                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1503359                              .2500
      239,865.45                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000
1



      1503403                              .2500
      258,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1503405                              .2500
      228,500.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1503407                              .2500
      340,000.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1503417                              .2500
      225,000.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1503543                              .2500
      141,126.80                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000

      1503605                              .2500
      337,300.74                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1503621                              .2500
      234,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1503633                              .2500
      499,697.10                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000
1



      1503634                              .2500
      315,822.84                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1503635                              .2500
      270,590.15                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1503642                              .2500
      479,701.65                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1503665                              .2500
      299,803.75                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000

      1503669                              .2500
      183,891.37                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1503673                              .2500
      265,093.39                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1503712                              .2500
      252,861.80                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1503731                              .2500
      321,557.57                           .0300
            7.9000                         .0000
            7.6500                         .0000
            7.6200                          .0000
            7.6200                         .0000
1



      1503738                              .2500
      344,811.55                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1503740                              .2500
      227,047.55                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .0000
            7.7200                         .0000

      1503742                              .2500
      333,803.81                           .0300
            8.6500                         .0000
            8.4000                         .0000
            8.3700                          .6200
            7.7500                         .0000

      1503752                              .2500
      309,410.50                           .0300
            8.4500                         .0000
            8.2000                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1503765                              .2500
       43,076.20                           .0300
            8.9500                         .0000
            8.7000                         .0000
            8.6700                          .9200
            7.7500                         .0000

      1503768                              .2500
       74,959.46                           .0300
            9.0500                         .0000
            8.8000                         .0000
            8.7700                         1.0200
            7.7500                         .0000

      1503905                              .2500
      226,882.32                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000

      1503984                              .2500
       99,903.80                           .0300
            9.6250                         .0000
            9.3750                         .0000
            9.3450                         1.5950
            7.7500                         .0000
1



      1503996                              .2500
       83,956.45                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000

      1503998                              .2500
      151,921.20                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000

      1504031                              .2500
      112,989.84                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1504036                              .2500
      183,896.84                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1504218                              .2500
      345,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1504226                              .2500
      231,276.16                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .0000
            7.4700                         .0000

      1504230                              .2500
      202,530.31                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                          .0000
            7.0950                         .0000

      1504246                              .2500
      650,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000
1



      1504274                              .2500
      211,632.01                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .0000
            7.5950                         .0000

      1504310                              .2500
      197,163.53                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1504320                              .2500
      255,840.88                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1504337                              .2500
      154,311.16                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1504342                              .2500
      492,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1504355                              .2500
      315,822.84                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1504358                              .2500
      284,822.85                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1504363                              .2500
      156,662.12                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000
1



      1504364                              .2500
      257,562.86                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1504490                              .2500
      212,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1504494                              .2500
      247,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1504497                              .2500
      208,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1504500                              .2500
      229,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1504503                              .2500
      268,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1504505                              .2500
      500,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1504533                              .2500
      399,787.14                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000
1



      1504538                              .2500
      278,790.83                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1504548                              .2500
      314,823.41                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1504577                              .2500
      220,093.11                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1504579                              .2500
      242,820.71                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1504580                              .2500
      216,861.63                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1504585                              .2500
      249,844.61                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1504592                              .2500
      239,861.92                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1504595                              .2500
      204,563.48                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000
1



      1504598                              .2500
      264,847.53                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1504599                              .2500
      271,851.42                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1504600                              .2500
      303,416.07                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1504601                              .2500
      149,911.44                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1504603                              .2500
      371,768.78                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1504604                              .2500
      269,848.62                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1504606                              .2500
       99,940.96                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1504612                              .2500
      246,454.41                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000
1



      1504644                              .2500
       32,580.75                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1504645                              .2500
      116,136.52                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1504646                              .2500
       80,956.89                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1504647                              .2500
       55,265.45                           .0300
            8.3500                         .0000
            8.1000                         .0000
            8.0700                          .3200
            7.7500                         .0000

      1504648                              .2500
       86,952.47                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1504650                              .2500
      129,925.20                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1504652                              .2500
      363,749.49                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .0000
            7.5950                         .0000

      1504653                              .2500
       58,820.28                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         1.3450
            7.7500                         .0000
1



      1504655                              .2500
       69,960.75                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1504657                              .2500
      247,361.24                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1504658                              .2500
      238,656.81                           .0300
            8.5500                         .0000
            8.3000                         .0000
            8.2700                          .5200
            7.7500                         .0000

      1504659                              .2500
       82,454.93                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1504660                              .2500
      101,043.32                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1504661                              .2500
      239,747.02                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1504662                              .2500
       50,818.87                           .0300
            8.4500                         .0000
            8.2000                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1504663                              .2500
      160,414.58                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000
1



      1504664                              .2500
      155,912.54                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1504665                              .2500
      128,922.65                           .0300
            8.5500                         .0000
            8.3000                         .0000
            8.2700                          .5200
            7.7500                         .0000

      1504666                              .2500
       62,964.50                           .0300
            8.8500                         .0000
            8.6000                         .0000
            8.5700                          .8200
            7.7500                         .0000

      1504667                              .2500
       84,954.76                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1504668                              .2500
       54,964.02                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000

      1504671                              .2500
       95,434.61                           .0300
            7.9000                         .0000
            7.6500                         .0000
            7.6200                          .0000
            7.6200                         .0000

      1504672                              .2500
       49,969.71                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1504673                              .2500
       86,942.51                           .0300
            8.0750                         .0000
            7.8250                         .0000
            7.7950                          .0450
            7.7500                         .0000
1



      1504674                              .2500
      299,818.25                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1504680                              .2500
      109,935.06                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1504681                              .2500
      352,802.10                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1504682                              .2500
       44,172.66                           .0300
            8.4000                         .0000
            8.1500                         .0000
            8.1200                          .3700
            7.7500                         .0000

      1504683                              .2500
       24,984.85                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1504684                              .2500
       86,195.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1504685                              .2500
      233,572.34                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1504686                              .2500
       71,209.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000
1



      1504687                              .2500
      107,427.87                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .0000
            7.7200                         .0000

      1504688                              .2500
       57,618.51                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1504689                              .2500
       78,655.87                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1504691                              .2500
      114,928.51                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1504692                              .2500
      367,288.56                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1504742                              .2500
      305,378.70                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1504762                              .2500
      281,600.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1504799                              .2500
      263,831.66                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000
1



      1504815                              .2500
      207,200.00                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1504835                              .2500
      249,832.25                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .0000
            7.7200                         .0000

      1504836                              .2500
      155,765.86                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .0000
            7.6700                         .0000

      1504859                              .2500
      635,643.45                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1504860                              .2500
      185,484.64                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1504869                              .2500
      249,852.40                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1504876                              .2500
      839,029.90                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1504884                              .2500
      103,947.48                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         1.3450
            7.7500                         .0000
1



      1504886                              .2500
      342,947.42                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1504903                              .2500
      275,845.27                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1504906                              .2500
      269,844.66                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1504908                              .2500
      231,859.45                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1504912                              .2500
      308,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .0000
            7.4700                         .0000

      1504944                              .2500
      153,909.08                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1504945                              .2500
      220,276.44                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1504953                              .2500
      247,500.00                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000
1



      1504987                              .2500
      245,750.81                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1504995                              .2500
      250,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1505034                              .2500
      277,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1505049                              .2500
      247,371.69                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000

      1505081                              .2500
      438,672.46                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000

      1505082                              .2500
      247,361.25                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1505092                              .2500
      229,860.67                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1505102                              .2500
      380,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000
1



      1505106                              .2500
      207,870.71                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1505107                              .2500
      395,766.20                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1505109                              .2500
      213,636.24                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1505110                              .2500
      255,600.84                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1505111                              .2500
      375,772.21                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1505113                              .2500
      278,843.59                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1505117                              .2500
      392,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1505118                              .2500
      243,866.72                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000
1



      1505119                              .2500
      155,905.49                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1505123                              .2500
      267,857.38                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1505129                              .2500
      299,822.88                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1505130                              .2500
      180,703.78                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1505132                              .2500
      305,055.35                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1505137                              .2500
      224,873.85                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1505139                              .2500
      247,350.06                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1505166                              .2500
      225,000.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000
1



      1505189                              .2500
      323,635.38                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1505191                              .2500
      149,926.21                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         1.4700
            7.7500                         .0000

      1505247                              .2500
      299,662.38                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1505261                              .2500
      218,190.56                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .0000
            7.4700                         .0000

      1505271                              .2500
      411,743.92                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1505288                              .2500
      153,750.00                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         1.3450
            7.7500                         .0000

      1505293                              .2500
      199,899.00                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         1.3450
            7.7500                         .0000

      1505316                              .2500
      260,900.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000
1



      1505336                              .2500
      315,900.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1505348                              .2500
      247,342.17                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1505353                              .2500
      333,450.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1505355                              .2500
       59,128.01                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1505375                              .2500
      543,437.16                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1505378                              .2500
      161,154.79                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1505379                              .2500
      246,383.16                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1505380                              .2500
      269,844.65                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000
1



      1505385                              .2500
      207,474.23                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1505389                              .2500
      607,659.15                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1505414                              .2500
      376,521.77                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1505433                              .2500
      260,841.89                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1505448                              .2500
      270,763.20                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         1.3450
            7.7500                         .0000

      1505451                              .2500
      328,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .7950
            7.7500                         .0000

      1505453                              .2500
      543,653.10                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1505456                              .2500
      495,499.64                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000
1



      1505462                              .2500
      104,942.64                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1505464                              .2500
      251,830.91                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .0000
            7.7200                         .0000

      1505465                              .2500
      272,354.99                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1505468                              .2500
      358,746.62                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .0000
            7.4700                         .0000

      1505471                              .2500
      259,838.39                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1505472                              .2500
      235,414.48                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1505473                              .2500
      227,875.46                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1505500                              .2500
      367,053.15                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000
1



      1505501                              .2500
      281,366.16                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1505502                              .2500
      273,390.64                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000

      1505503                              .2500
      579,380.33                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1505504                              .2500
      277,179.51                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1505508                              .2500
      327,946.51                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .0000
            7.5950                         .0000

      1505510                              .2500
      234,546.46                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000

      1505511                              .2500
      231,852.06                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1505512                              .2500
      307,605.83                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000
1



      1505513                              .2500
      233,692.81                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000

      1505569                              .2500
       55,967.77                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1505586                              .2500
      235,920.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1505593                              .2500
      528,000.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1505597                              .2500
      342,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1505613                              .2500
      283,766.79                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1505614                              .2500
      299,822.88                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1505628                              .2500
      231,225.65                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000
1



      1505632                              .2500
      307,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1505639                              .2500
      284,000.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1505645                              .2500
      305,809.80                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1505670                              .2500
      279,816.84                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000

      1505674                              .2500
      301,317.34                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1505679                              .2500
      287,856.72                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .0000
            7.7200                         .0000

      1505682                              .2500
      271,798.14                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .0000
            7.2200                         .0000

      1505689                              .2500
      106,941.55                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000
1



      1505697                              .2500
       64,965.40                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         1.0450
            7.7500                         .0000

      1505709                              .2500
      314,599.26                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1505728                              .2500
      340,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1505742                              .2500
      101,078.43                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1505764                              .2500
      391,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1505769                              .2500
      215,775.78                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1505772                              .2500
      264,443.46                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .0000
            7.7200                         .0000

      1505773                              .2500
      335,811.63                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000
1



      1505777                              .2500
      291,832.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1505779                              .2500
      907,500.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .2950
            7.7500                         .0000

      1505781                              .2500
      273,450.55                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1505782                              .2500
      571,679.33                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1505783                              .2500
      188,894.04                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1505785                              .2500
      170,893.72                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1505790                              .2500
      183,646.98                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1505794                              .2500
      149,800.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000
1



      1505803                              .2500
      256,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1505805                              .2500
      399,763.84                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1505821                              .2500
      213,602.89                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .0000
            7.5450                         .0000

      1505832                              .2500
      290,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1505842                              .2500
      254,841.51                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1505847                              .2500
      346,500.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1505952                              .2500
      467,900.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1505956                              .2500
      306,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000
1



      1505972                              .2500
      324,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1505975                              .2500
      219,895.74                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1505992                              .2500
      221,215.90                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1506002                              .2500
      232,066.41                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1506025                              .2500
      267,500.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000

      1506026                              .2500
      207,883.39                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1506027                              .2500
      218,877.23                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1506028                              .2500
      370,186.89                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000
1



      1506029                              .2500
      197,888.99                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1506030                              .2500
      230,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1506032                              .2500
      264,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1506034                              .2500
      243,859.62                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1506043                              .2500
      116,936.09                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1506044                              .2500
      385,060.51                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1506047                              .2500
      240,000.00                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1506049                              .2500
      350,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000
1



      1506051                              .2500
      250,490.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1506066                              .2500
      206,387.20                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1506091                              .2500
      171,898.45                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1506093                              .2500
      434,130.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1506095                              .2500
      238,347.91                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1506096                              .2500
      329,438.53                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1506111                              .2500
      359,450.44                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                          .0000
            7.0950                         .0000

      1506117                              .2500
      284,575.64                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .0000
            7.2200                         .0000
1



      1506124                              .2500
      254,750.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1506127                              .2500
      267,200.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1506137                              .2500
      425,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1506144                              .2500
      333,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1506167                              .2500
      333,333.65                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1506169                              .2500
      224,863.69                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1506170                              .2500
       80,000.00                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1506185                              .2500
      330,988.80                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000
1



      1506196                              .2500
      160,000.00                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000

      1506203                              .2500
      169,904.69                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1506210                              .2500
      233,435.47                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .0450
            7.7500                         .0000

      1506212                              .2500
      238,787.61                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .1700
            7.7500                         .0000

      1506215                              .2500
      264,785.79                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .2950
            7.7500                         .0000

      1506218                              .2500
      364,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1506222                              .2500
      213,950.29                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .2950
            7.7500                         .0000

      1506225                              .2500
      279,830.37                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000
1



      1506236                              .2500
      228,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1506246                              .2500
      374,766.91                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1506250                              .2500
      236,458.58                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .1700
            7.7500                         .0000

      1506251                              .2500
      214,251.97                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .1700
            7.7500                         .0000

      1506252                              .2500
      379,775.64                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1506262                              .2500
      265,657.43                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1506263                              .2500
      183,888.53                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1506265                              .2500
      339,799.26                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000
1



      1506267                              .2500
      142,850.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1506268                              .2500
      292,500.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1506273                              .2500
      480,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000

      1506280                              .2500
      119,921.50                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000

      1506306                              .2500
      248,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1506307                              .2500
      183,888.53                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1506320                              .2500
      324,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1506329                              .2500
      230,345.43                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .0450
            7.7500                         .0000
1



      1506334                              .2500
      192,707.38                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000

      1506336                              .2500
       51,700.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1506341                              .2500
      406,138.38                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .0450
            7.7500                         .0000

      1506342                              .2500
      215,129.27                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .1700
            7.7500                         .0000

      1506343                              .2500
      481,121.87                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .0450
            7.7500                         .0000

      1506344                              .2500
      205,876.25                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .2950
            7.7500                         .0000

      1506347                              .2500
      269,645.26                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .1700
            7.7500                         .0000

      1506351                              .2500
      206,938.53                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000
1



      1506365                              .2500
      360,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1506367                              .2500
      260,000.00                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         1.3450
            7.7500                         .0000

      1506372                              .2500
      235,128.12                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .2950
            7.7500                         .0000

      1506374                              .2500
      268,148.25                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1506375                              .2500
      577,999.52                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .2950
            7.7500                         .0000

      1506387                              .2500
      203,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1506400                              .2500
      260,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1506443                              .2500
      297,600.18                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .0000
            7.6700                         .0000
1



      1506460                              .2500
      534,800.00                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1506482                              .2500
      372,000.00                           .0300
            8.4500                         .0000
            8.2000                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1506487                              .2500
      300,000.00                           .0300
            8.4500                         .0000
            8.2000                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1506493                              .2500
      271,843.50                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1506495                              .2500
      247,860.97                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1506500                              .2500
      599,627.07                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .2950
            7.7500                         .0000

      1506501                              .2500
      453,400.16                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1506508                              .2500
      399,763.84                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000
1



      1506514                              .2500
      391,900.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1506515                              .2500
      359,200.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1506522                              .2500
      216,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1506534                              .2500
      439,726.51                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .2950
            7.7500                         .0000

      1506539                              .2500
      375,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1506541                              .2500
      227,600.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1506543                              .2500
      332,000.00                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1506545                              .2500
      372,800.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000
1



      1506557                              .2500
      229,371.33                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1506560                              .2500
      199,878.84                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1506561                              .2500
      329,794.89                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1506563                              .2500
      304,829.01                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1506565                              .2500
      333,531.69                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000

      1506566                              .2500
      314,804.21                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1506571                              .2500
      235,125.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1506572                              .2500
      275,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000
1



      1506612                              .2500
      275,832.79                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1506613                              .2500
      400,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .0000
            7.5950                         .0000

      1506636                              .2500
      122,000.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1506679                              .2500
      335,018.80                           .0300
            9.0500                         .0000
            8.8000                         .0000
            8.7700                         1.0200
            7.7500                         .0000

      1506700                              .2500
      223,877.64                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1506718                              .2500
      349,776.82                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1506721                              .2500
      294,121.71                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1506730                              .2500
      325,786.75                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000
1



      1506742                              .2500
      265,650.82                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000

      1506751                              .2500
      479,950.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1506767                              .2500
      235,321.40                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1506769                              .2500
      249,300.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1506773                              .2500
      387,100.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1506790                              .2500
      563,691.92                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1506793                              .2500
      191,200.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1506794                              .2500
      340,000.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000
1



      1506796                              .2500
      325,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1506797                              .2500
      308,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1506847                              .2500
       89,948.22                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1506850                              .2500
      487,696.68                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1506865                              .2500
      240,000.00                           .0300
            8.4000                         .0000
            8.1500                         .0000
            8.1200                          .3700
            7.7500                         .0000

      1506866                              .2500
      259,748.91                           .0300
            8.7000                         .0000
            8.4500                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1506878                              .2500
      150,000.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1506885                              .2500
      549,600.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000
1



      1506943                              .2500
      111,932.14                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1506948                              .2500
      214,891.43                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         1.3450
            7.7500                         .0000

      1506958                              .2500
      266,800.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1506963                              .2500
      260,837.77                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1506979                              .2500
      456,530.31                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1507005                              .2500
      252,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1507006                              .2500
      174,896.67                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1507010                              .2500
      410,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000
1



      1507012                              .2500
      320,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1507013                              .2500
      288,800.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1507021                              .2500
      599,636.51                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1507029                              .2500
      231,200.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1507035                              .2500
      292,000.00                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1507044                              .2500
      211,881.15                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1507046                              .2500
       59,965.47                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1507047                              .2500
      149,822.24                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000
1



      1507048                              .2500
      382,509.86                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1507136                              .2500
      580,000.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1507138                              .2500
      344,000.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1507143                              .2500
      280,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1507145                              .2500
      240,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1507186                              .2500
      291,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1507213                              .2500
      379,763.80                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1507219                              .2500
      221,301.41                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .0000
            7.7200                         .0000
1



      1507222                              .2500
      415,278.17                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000

      1507257                              .2500
      478,632.13                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1507271                              .2500
      334,192.14                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1507273                              .2500
      252,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .0000
            7.4700                         .0000

      1507281                              .2500
      305,819.34                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1507283                              .2500
      305,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1507284                              .2500
      232,800.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1507289                              .2500
      218,000.00                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000
1



      1507290                              .2500
      352,500.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1507291                              .2500
      216,472.11                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1507292                              .2500
      277,500.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1507294                              .2500
       75,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1507296                              .2500
      160,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1507303                              .2500
      217,305.16                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1507305                              .2500
      162,000.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1507306                              .2500
       65,961.04                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000
1



      1507307                              .2500
      304,815.23                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1507308                              .2500
      199,900.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1507309                              .2500
      200,000.00                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1507311                              .2500
      138,800.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1507316                              .2500
      262,336.05                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .0450
            7.7500                         .0000

      1508083                              .2500
      247,664.65                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1508094                              .2500
       98,788.56                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1508106                              .2500
      875,000.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000
1



      1508220                              .2500
      395,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1508234                              .2500
      219,113.72                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1508269                              .2500
      224,746.77                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1508293                              .2500
      300,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000

      1508298                              .2500
      258,247.44                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1508303                              .2500
      339,788.67                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1508308                              .2500
      231,802.09                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1508312                              .2500
      212,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000
1



      1508314                              .2500
      187,886.11                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1508328                              .2500
      243,750.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1508330                              .2500
      328,295.82                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1508332                              .2500
      347,799.78                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1508338                              .2500
      264,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1508349                              .2500
      320,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1508359                              .2500
      347,555.04                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1508362                              .2500
      247,857.31                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000
1



      1508363                              .2500
      577,167.75                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1508365                              .2500
      245,462.32                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1508366                              .2500
      285,808.10                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .0000
            7.7200                         .0000

      1508389                              .2500
      242,867.26                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1508390                              .2500
      251,610.55                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1508391                              .2500
      384,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1508392                              .2500
      244,251.95                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1508394                              .2500
      374,772.82                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000
1



      1508395                              .2500
      307,500.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1508396                              .2500
      240,668.47                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1508397                              .2500
      264,426.91                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000

      1508400                              .2500
      239,834.83                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .0000
            7.5950                         .0000

      1508401                              .2500
      217,468.17                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1508402                              .2500
      305,624.06                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1508407                              .2500
      115,400.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1508430                              .2500
       42,974.61                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000
1



      1508485                              .2500
      300,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000

      1508486                              .2500
      245,843.13                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1508490                              .2500
      252,700.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1508520                              .2500
      297,600.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1508521                              .2500
      465,000.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1508524                              .2500
      237,749.99                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1508525                              .2500
      400,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1508527                              .2500
      200,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000
1



      1508528                              .2500
       83,500.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000

      1508531                              .2500
      245,150.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1508533                              .2500
      562,167.90                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1508536                              .2500
      240,000.00                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1508538                              .2500
      219,200.00                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         1.3450
            7.7500                         .0000

      1508541                              .2500
      252,400.00                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1508551                              .2500
      251,677.50                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1508554                              .2500
      214,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000
1



      1508593                              .2500
      225,855.88                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1508654                              .2500
      345,000.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1508687                              .2500
      287,825.53                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1508694                              .2500
      213,882.56                           .0300
            7.1250                         .0000
            6.8750                         .0000
            6.8450                          .0000
            6.8450                         .0000

      1508695                              .2500
      310,215.03                           .0300
            8.5800                         .0000
            8.3300                         .0000
            8.3000                          .5500
            7.7500                         .0000

      1508696                              .2500
      128,925.78                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1508697                              .2500
       79,894.98                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000

      1508698                              .2500
      400,587.54                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000
1



      1508699                              .2500
      224,390.05                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .0000
            7.7200                         .0000

      1508700                              .2500
      258,608.66                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1508702                              .2500
      499,422.55                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1508703                              .2500
      518,998.37                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1508704                              .2500
       89,898.71                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1508705                              .2500
      283,799.56                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .0000
            7.4700                         .0000

      1508706                              .2500
       69,961.76                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1508707                              .2500
      337,110.08                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000
1



      1508708                              .2500
      515,635.81                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .0000
            7.4700                         .0000

      1508709                              .2500
      309,369.27                           .0300
            7.9800                         .0000
            7.7300                         .0000
            7.7000                          .0000
            7.7000                         .0000

      1508710                              .2500
      519,323.04                           .0300
            8.1660                         .0000
            7.9160                         .0000
            7.8860                          .1360
            7.7500                         .0000

      1508713                              .2500
      342,586.93                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1508714                              .2500
      116,934.40                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1508715                              .2500
      468,708.49                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1508716                              .2500
      134,909.41                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .0000
            7.7200                         .0000

      1508717                              .2500
      337,279.23                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000
1



      1508718                              .2500
       67,034.62                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .0000
            7.7200                         .0000

      1508719                              .2500
      549,621.48                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .0000
            7.5950                         .0000

      1508720                              .2500
      232,723.89                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1508721                              .2500
      590,838.91                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1508722                              .2500
       81,199.50                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1508724                              .2500
      259,834.20                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1508725                              .2500
      311,558.16                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .0000
            7.4700                         .0000

      1508726                              .2500
      411,609.28                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .0000
            7.4700                         .0000
1



      1508727                              .2500
      415,754.39                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1508728                              .2500
      186,886.71                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1508729                              .2500
      343,575.10                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000

      1508730                              .2500
      255,452.94                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1508731                              .2500
      427,505.71                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1508732                              .2500
      249,703.73                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1508733                              .2500
      259,372.53                           .0300
            7.1250                         .0000
            6.8750                         .0000
            6.8450                          .0000
            6.8450                         .0000

      1508734                              .2500
      245,415.34                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                          .0000
            6.9700                         .0000
1



      1508736                              .2500
      220,738.10                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1508737                              .2500
      260,698.58                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1508738                              .2500
      257,502.28                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1508739                              .2500
      222,450.08                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .0000
            7.7200                         .0000

      1508741                              .2500
      349,834.94                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1508742                              .2500
      222,978.55                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1508743                              .2500
      297,410.23                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1508744                              .2500
      281,470.40                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000
1



      1508746                              .2500
      239,676.87                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .0000
            7.7200                         .0000

      1508749                              .2500
      348,303.69                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1508750                              .2500
      407,017.09                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1508752                              .2500
      239,708.17                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1508755                              .2500
      221,965.56                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1508756                              .2500
      567,291.43                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1508757                              .2500
      266,966.54                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1508758                              .2500
      819,949.36                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000
1



      1508761                              .2500
      245,693.13                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1508762                              .2500
      332,615.42                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1508763                              .2500
      251,427.82                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1508764                              .2500
      415,467.64                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1508767                              .2500
      242,319.82                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1508768                              .2500
      222,236.31                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1508769                              .2500
       67,917.30                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1508770                              .2500
      322,958.43                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000
1



      1508771                              .2500
      226,659.57                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1508774                              .2500
      603,227.03                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1508775                              .2500
      319,590.50                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1508776                              .2500
      259,683.86                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1508777                              .2500
      451,436.14                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1508778                              .2500
      347,056.58                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .0000
            7.7200                         .0000

      1508779                              .2500
      239,075.56                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                          .0000
            7.0950                         .0000

      1508780                              .2500
      289,656.32                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000
1



      1508781                              .2500
      245,892.87                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1508784                              .2500
      246,184.54                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1508785                              .2500
      243,438.05                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1508786                              .2500
      323,625.82                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1508788                              .2500
      341,184.65                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1508789                              .2500
      251,693.58                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1508790                              .2500
      387,752.58                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1508791                              .2500
      179,781.15                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000
1



      1508792                              .2500
      319,508.19                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1508793                              .2500
      305,020.87                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .0000
            7.7200                         .0000

      1508794                              .2500
      279,830.37                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1508795                              .2500
      401,983.90                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .0000
            7.2200                         .0000

      1508796                              .2500
      531,245.38                           .0300
            7.1250                         .0000
            6.8750                         .0000
            6.8450                          .0000
            6.8450                         .0000

      1508798                              .2500
      301,051.10                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .0000
            7.2200                         .0000

      1508813                              .2500
      225,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1508814                              .2500
      257,300.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000
1



      1508824                              .2500
      225,600.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1508825                              .2500
      504,000.00                           .0300
            7.8500                         .0000
            7.6000                         .0000
            7.5700                          .0000
            7.5700                         .0000

      1508826                              .2500
      220,365.04                           .0300
            8.4500                         .0000
            8.2000                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1508827                              .2500
      326,500.03                           .0300
            8.4500                         .0000
            8.2000                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1508828                              .2500
      285,000.00                           .0300
            8.7000                         .0000
            8.4500                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1508829                              .2500
      328,000.00                           .0300
            8.3000                         .0000
            8.0500                         .0000
            8.0200                          .2700
            7.7500                         .0000

      1508830                              .2500
      227,463.53                           .0300
            8.5500                         .0000
            8.3000                         .0000
            8.2700                          .5200
            7.7500                         .0000

      1508831                              .2500
      214,974.96                           .0300
            8.7000                         .0000
            8.4500                         .0000
            8.4200                          .6700
            7.7500                         .0000
1



      1508832                              .2500
      225,000.00                           .0300
            8.5500                         .0000
            8.3000                         .0000
            8.2700                          .5200
            7.7500                         .0000

      1508833                              .2500
      412,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1508834                              .2500
      225,600.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1508835                              .2500
      243,845.99                           .0300
            8.3000                         .0000
            8.0500                         .0000
            8.0200                          .2700
            7.7500                         .0000

      1508836                              .2500
       99,932.90                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .0000
            7.7200                         .0000

      1508837                              .2500
      291,817.56                           .0300
            8.3500                         .0000
            8.1000                         .0000
            8.0700                          .3200
            7.7500                         .0000

      1508839                              .2500
      236,863.65                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1508840                              .2500
      149,913.69                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000
1



      1508841                              .2500
       59,968.23                           .0300
            9.1500                         .0000
            8.9000                         .0000
            8.8700                         1.1200
            7.7500                         .0000

      1508842                              .2500
      228,000.00                           .0300
            8.9500                         .0000
            8.7000                         .0000
            8.6700                          .9200
            7.7500                         .0000

      1508843                              .2500
       82,500.00                           .0300
            9.0500                         .0000
            8.8000                         .0000
            8.7700                         1.0200
            7.7500                         .0000

      1508844                              .2500
       80,000.00                           .0300
            8.5500                         .0000
            8.3000                         .0000
            8.2700                          .5200
            7.7500                         .0000

      1508845                              .2500
      232,000.00                           .0300
            8.7000                         .0000
            8.4500                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1508848                              .2500
       92,081.21                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1508849                              .2500
       85,348.26                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1508850                              .2500
      400,000.00                           .0300
            8.8000                         .0000
            8.5500                         .0000
            8.5200                          .7700
            7.7500                         .0000
1



      1508853                              .2500
      432,000.00                           .0300
            8.5500                         .0000
            8.3000                         .0000
            8.2700                          .5200
            7.7500                         .0000

      1508854                              .2500
       95,000.00                           .0300
            8.9000                         .0000
            8.6500                         .0000
            8.6200                          .8700
            7.7500                         .0000

      1508855                              .2500
       70,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1508856                              .2500
      163,000.00                           .0300
            8.8500                         .0000
            8.6000                         .0000
            8.5700                          .8200
            7.7500                         .0000

      1508858                              .2500
      328,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1508860                              .2500
      383,772.11                           .0300
            8.6000                         .0000
            8.3500                         .0000
            8.3200                          .5700
            7.7500                         .0000

      1508862                              .2500
      103,500.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1508863                              .2500
      129,300.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000
1



      1508864                              .2500
       60,000.00                           .0300
            7.5500                         .0000
            7.3000                         .0000
            7.2700                          .0000
            7.2700                         .0000

      1508865                              .2500
       80,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .0000
            7.4700                         .0000

      1508866                              .2500
       58,000.00                           .0300
            8.8500                         .0000
            8.6000                         .0000
            8.5700                          .8200
            7.7500                         .0000

      1508867                              .2500
       30,000.00                           .0300
            8.8500                         .0000
            8.6000                         .0000
            8.5700                          .8200
            7.7500                         .0000

      1508868                              .2500
      241,200.00                           .0300
            8.6000                         .0000
            8.3500                         .0000
            8.3200                          .5700
            7.7500                         .0000

      1508869                              .2500
       69,700.00                           .0300
            9.1500                         .0000
            8.9000                         .0000
            8.8700                         1.1200
            7.7500                         .0000

      1508870                              .2500
      116,200.00                           .0300
            9.1500                         .0000
            8.9000                         .0000
            8.8700                         1.1200
            7.7500                         .0000

      1508872                              .2500
      220,000.00                           .0800
            8.4500                         .0000
            8.2000                         .0000
            8.1200                          .3700
            7.7500                         .0000
1



      1508874                              .2500
       87,300.00                           .0800
            8.8500                         .0000
            8.6000                         .0000
            8.5200                          .7700
            7.7500                         .0000

      1508875                              .2500
      102,800.00                           .0800
            8.1000                         .0000
            7.8500                         .0000
            7.7700                          .0200
            7.7500                         .0000

      1508876                              .2500
      400,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1508881                              .2500
      266,634.16                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1508894                              .2500
      257,351.85                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1508895                              .2500
      300,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1508909                              .2500
      399,286.41                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1508910                              .2500
      279,632.42                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000
1



      1508911                              .2500
      269,836.43                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1508913                              .2500
      858,167.27                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .0000
            7.4700                         .0000

      1508914                              .2500
      299,649.94                           .0300
            8.7000                         .0000
            8.4500                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1508915                              .2500
      225,051.34                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .0000
            7.5950                         .0000

      1508916                              .2500
      279,185.46                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1508923                              .2500
      268,456.36                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1508945                              .2500
      600,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .0000
            7.5450                         .0000

      1508947                              .2500
      346,800.00                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000
1



      1508957                              .2500
      312,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .2950
            7.7500                         .0000

      1508966                              .2500
      218,250.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1508968                              .2500
      244,000.00                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1508973                              .2500
       77,600.00                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1508975                              .2500
      260,857.43                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1508986                              .2500
      233,861.85                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1508988                              .2500
      294,312.20                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .1700
            7.7500                         .0000

      1508995                              .2500
      299,818.26                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000
1



      1509003                              .2500
      271,672.65                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .0450
            7.7500                         .0000

      1509006                              .2500
      454,738.22                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1509012                              .2500
      199,382.21                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000

      1509015                              .2500
      214,866.36                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .2950
            7.7500                         .0000

      1509019                              .2500
      270,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .7950
            7.7500                         .0000

      1509020                              .2500
      294,226.18                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000

      1509021                              .2500
      435,729.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .2950
            7.7500                         .0000

      1509022                              .2500
      273,119.19                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .0000
            7.4200                         .0000
1



      1509027                              .2500
      216,750.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .2950
            7.7500                         .0000

      1509031                              .2500
      267,120.64                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .0000
            7.6700                         .0000

      1509033                              .2500
      272,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1509034                              .2500
      499,704.80                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000

      1509035                              .2500
      262,632.42                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1509040                              .2500
      360,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .2950
            7.7500                         .0000

      1509042                              .2500
      232,200.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .7950
            7.7500                         .0000

      1509043                              .2500
      332,776.56                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .0000
            7.6700                         .0000
1



      1509113                              .2500
      124,322.68                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1509122                              .2500
      230,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1509129                              .2500
      228,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1509135                              .2500
      252,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1509137                              .2500
      394,778.55                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1509138                              .2500
      269,856.32                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1509140                              .2500
      382,500.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1509146                              .2500
      267,750.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000
1



      1509149                              .2500
      279,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1509150                              .2500
      264,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1509153                              .2500
      391,500.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1509156                              .2500
      453,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1509173                              .2500
      220,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1509196                              .2500
      238,150.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1509225                              .2500
      104,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1509246                              .2500
      496,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000
1



      1509289                              .2500
      239,600.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .0000
            7.6700                         .0000

      1509301                              .2500
      219,859.71                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1509313                              .2500
      244,600.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .7950
            7.7500                         .0000

      1509321                              .2500
      270,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1509322                              .2500
       88,155.45                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         1.2950
            7.7500                         .0000

      1509326                              .2500
      127,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1509356                              .2500
      248,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .0000
            7.5950                         .0000

      1509361                              .2500
      224,800.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000
1



      1509362                              .2500
      408,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1509370                              .2500
      228,900.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000

      1509375                              .2500
      241,550.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1509393                              .2500
      184,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1509394                              .2500
      424,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1509395                              .2500
      229,917.64                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1509397                              .2500
      226,500.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1509399                              .2500
      384,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000
1



      1509400                              .2500
      176,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1509409                              .2500
      215,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1509410                              .2500
      599,654.79                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1509413                              .2500
      310,800.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1509414                              .2500
      400,000.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1509416                              .2500
      228,868.24                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1509417                              .2500
      128,492.50                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1509419                              .2500
      568,474.60                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000
1



      1509421                              .2500
      649,626.02                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1509424                              .2500
      247,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1509427                              .2500
      301,600.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1509429                              .2500
      164,800.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1509430                              .2500
      217,800.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1509432                              .2500
      244,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1509433                              .2500
      272,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1509460                              .2500
      299,827.40                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000
1



      1509463                              .2500
      365,783.92                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1509492                              .2500
      374,784.25                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1509493                              .2500
      276,832.18                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1509494                              .2500
      299,808.70                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1509496                              .2500
      149,913.69                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1509544                              .2500
      239,058.77                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1509548                              .2500
      314,818.77                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1509580                              .2500
      286,600.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .0000
            7.5950                         .0000
1



      1509581                              .2500
      242,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1509588                              .2500
      243,850.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1509589                              .2500
      208,800.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1509590                              .2500
      329,200.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1509591                              .2500
      184,000.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1509592                              .2500
      128,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1509594                              .2500
      231,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1509595                              .2500
      147,000.01                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000
1



      1509601                              .2500
      281,795.90                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0000
            7.3450                         .0000

      1509605                              .2500
      440,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1509627                              .2500
       68,457.42                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1509643                              .2500
      295,000.01                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1509645                              .2500
      184,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1509646                              .2500
      185,600.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .7950
            7.7500                         .0000

      1509648                              .2500
      650,000.00                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1509652                              .2500
      508,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000
1



      1509653                              .2500
      273,600.00                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1509668                              .2500
      240,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1509713                              .2500
      220,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1509716                              .2500
      215,900.00                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000

      1509718                              .2500
      300,000.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1509730                              .2500
      200,000.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1509735                              .2500
      232,750.00                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         1.3450
            7.7500                         .0000

      1509739                              .2500
      284,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000
1



      1509740                              .2500
      126,000.00                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1509742                              .2500
      159,200.00                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1509754                              .2500
      398,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1509757                              .2500
      500,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1509760                              .2500
      215,000.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1509761                              .2500
      286,400.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1509762                              .2500
      243,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1509766                              .2500
      242,943.03                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000
1



      1509785                              .2500
      190,000.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1509809                              .2500
      236,519.72                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .0000
            7.6700                         .0000

      1509813                              .2500
      222,351.49                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                          .0000
            6.9200                         .0000

      1509815                              .2500
      307,257.43                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .0450
            7.7500                         .0000

      1509826                              .2500
      233,289.12                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .0000
            7.2950                         .0000

      1509837                              .2500
       55,000.00                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1509840                              .2500
      356,598.19                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .7950
            7.7500                         .0000

      1509846                              .2500
      391,364.30                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .0000
            7.4200                         .0000
1



      1509847                              .2500
      278,405.39                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .0000
            7.4200                         .0000

      1509849                              .2500
      392,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1509855                              .2500
      225,200.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1509875                              .2500
      232,123.55                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1509876                              .2500
      205,728.39                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .0000
            7.7200                         .0000

      1509877                              .2500
      309,237.45                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1509878                              .2500
      532,330.63                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .0000
            7.5950                         .0000

      1509879                              .2500
      292,832.49                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000
1



      1509880                              .2500
      301,154.91                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .0000
            7.4700                         .0000

      1509881                              .2500
      255,051.60                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1509882                              .2500
      229,241.71                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1509883                              .2500
      163,810.60                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1509884                              .2500
      338,694.95                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .0000
            7.2200                         .0000

      1509887                              .2500
      284,575.64                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .0000
            7.2200                         .0000

      1509888                              .2500
      301,959.79                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1509889                              .2500
      484,410.30                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000
1



      1509890                              .2500
      449,777.59                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1509891                              .2500
      213,018.94                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1509892                              .2500
      548,696.93                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1509893                              .2500
      268,649.30                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1509894                              .2500
      328,111.11                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1509895                              .2500
      323,782.60                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .0000
            7.7200                         .0000

      1509896                              .2500
      491,669.88                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .0000
            7.7200                         .0000

      1509897                              .2500
      265,821.51                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .0000
            7.7200                         .0000
1



      1509898                              .2500
      229,860.66                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1509899                              .2500
      299,822.88                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1509900                              .2500
      236,870.54                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1509901                              .2500
      350,163.56                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1509902                              .2500
      233,075.90                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1509903                              .2500
      304,790.09                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .0000
            7.5950                         .0000

      1509904                              .2500
      223,121.55                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1509905                              .2500
      252,284.86                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000
1



      1509906                              .2500
      357,794.03                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1509907                              .2500
      247,307.63                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1509908                              .2500
      290,828.19                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1509909                              .2500
      274,833.40                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1509910                              .2500
      299,827.40                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1509911                              .2500
      218,370.99                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1509912                              .2500
      259,842.49                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1509913                              .2500
      224,870.55                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000
1



      1509915                              .2500
      213,676.99                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1509916                              .2500
      251,593.53                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1509917                              .2500
      247,038.29                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000

      1509918                              .2500
      544,486.55                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1509919                              .2500
      507,192.55                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1509920                              .2500
      307,798.52                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000

      1509921                              .2500
      232,605.33                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1509922                              .2500
      309,826.21                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000
1



      1509923                              .2500
      579,666.30                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1509924                              .2500
      113,436.37                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1509925                              .2500
      282,228.91                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1509926                              .2500
      305,809.80                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1509927                              .2500
      240,957.65                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1509928                              .2500
      355,767.13                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000

      1509931                              .2500
      399,724.72                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .0000
            7.5950                         .0000

      1509933                              .2500
      221,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000
1



      1509936                              .2500
      213,655.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .0000
            7.7200                         .0000

      1509937                              .2500
      274,500.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1509938                              .2500
      271,200.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1509939                              .2500
      368,550.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1509940                              .2500
      235,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .0000
            7.5950                         .0000

      1509946                              .2500
      244,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1509959                              .2500
      297,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1509992                              .2500
      362,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000
1



      1510324                              .2500
       90,850.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1510855                              .2500
      343,302.89                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .0000
            7.6700                         .0000

      1510929                              .2500
      127,765.72                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1511058                              .2500
      249,711.29                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1511060                              .2500
      249,671.83                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000

      1511061                              .2500
      327,472.35                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         1.0450
            7.7500                         .0000

      1511063                              .2500
      479,075.42                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1511064                              .2500
      285,131.56                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000
1



      1511066                              .2500
      259,850.41                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1511067                              .2500
      211,255.75                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1511068                              .2500
      226,615.39                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1511069                              .2500
      278,859.11                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         1.2950
            7.7500                         .0000

      1511071                              .2500
      213,630.17                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1511073                              .2500
      583,600.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1511075                              .2500
      328,057.69                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .0000
            7.6700                         .0000

      1511076                              .2500
      241,520.76                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000
1



      1511077                              .2500
      296,367.05                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .0000
            7.4200                         .0000

      1511080                              .2500
      220,613.81                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .2950
            7.7500                         .0000

      1511085                              .2500
      256,188.12                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1511088                              .2500
      160,384.55                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1511153                              .2500
      232,224.48                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1511265                              .2500
      313,627.90                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1511266                              .2500
      353,812.11                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .0000
            7.6700                         .0000

      1511270                              .2500
      310,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000
1



      1511274                              .2500
      342,400.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1511276                              .2500
      258,600.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1511277                              .2500
      247,050.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1511279                              .2500
      550,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .2950
            7.7500                         .0000

      1511281                              .2500
      213,750.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1511283                              .2500
      311,250.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1511290                              .2500
      279,200.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .0000
            7.7200                         .0000

      1511299                              .2500
      122,400.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000
1



      1511302                              .2500
      500,000.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1511304                              .2500
      147,651.68                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1511306                              .2500
      166,000.00                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1511310                              .2500
      300,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1511313                              .2500
      101,550.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1511329                              .2500
      208,000.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1511331                              .2500
      261,253.14                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .0000
            7.4200                         .0000

      1511335                              .2500
      352,800.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000
1



      1511392                              .2500
      105,000.00                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000

      1511410                              .2500
      117,600.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1511416                              .2500
      284,800.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1511427                              .2500
      234,260.31                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .0000
            7.6700                         .0000

      1511429                              .2500
      369,770.02                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .2950
            7.7500                         .0000

      1511431                              .2500
      298,204.80                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .0450
            7.7500                         .0000

      1511433                              .2500
      176,092.43                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .0000
            7.6700                         .0000

      1511457                              .2500
      331,793.63                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .2950
            7.7500                         .0000
1



      1511460                              .2500
      373,171.83                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .1700
            7.7500                         .0000

      1511469                              .2500
      382,268.28                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1511476                              .2500
      330,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1511477                              .2500
      375,900.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1511478                              .2500
      271,822.08                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .0450
            7.7500                         .0000

      1511479                              .2500
      212,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .1700
            7.7500                         .0000

      1511482                              .2500
      308,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1511484                              .2500
      289,750.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000
1



      1511485                              .2500
       98,300.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1511486                              .2500
      374,495.08                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .0000
            7.6700                         .0000

      1511490                              .2500
      259,838.39                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .2950
            7.7500                         .0000

      1511495                              .2500
      350,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1511498                              .2500
      339,788.67                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .2950
            7.7500                         .0000

      1511500                              .2500
      252,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1511502                              .2500
      276,150.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1511508                              .2500
      342,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000
1



      1511510                              .2500
      184,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1511517                              .2500
      244,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1511518                              .2500
      364,500.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1511522                              .2500
      348,750.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1511530                              .2500
      316,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1511532                              .2500
      432,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1511537                              .2500
      233,900.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1511540                              .2500
      263,200.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000
1



      1511543                              .2500
      250,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1511551                              .2500
      220,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1511554                              .2500
      111,000.00                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000

      1511555                              .2500
      254,800.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1511557                              .2500
      254,600.00                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000

      1511558                              .2500
      264,000.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1511560                              .2500
      213,600.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1511563                              .2500
      272,000.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000
1



      1511566                              .2500
      215,950.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1511567                              .2500
      399,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1511568                              .2500
      101,250.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1511573                              .2500
      285,250.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1511574                              .2500
      290,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1511575                              .2500
      291,100.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1511579                              .2500
      334,500.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1511583                              .2500
      211,850.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000
1



      1511601                              .2500
      245,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .0000
            7.4700                         .0000

      1511619                              .2500
      131,250.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1511636                              .2500
      240,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .1700
            7.7500                         .0000

      1511644                              .2500
      372,280.07                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000

      1511646                              .2500
      192,750.00                           .0800
            8.4750                         .0000
            8.2250                         .0000
            8.1450                          .3950
            7.7500                         .0000

      1511647                              .2500
       59,165.04                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000

      1511648                              .2500
      202,500.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1511655                              .2500
       50,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000
1



      1511658                              .2500
      116,000.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000

      1511666                              .2500
      230,000.00                           .0800
            8.1500                         .0000
            7.9000                         .0000
            7.8200                          .0700
            7.7500                         .0000

      1511672                              .2500
       75,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1511673                              .2500
       63,700.00                           .0800
            8.3000                         .0000
            8.0500                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1511675                              .2500
       76,000.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000

      1511679                              .2500
      193,500.00                           .0800
            7.8000                         .0000
            7.5500                         .0000
            7.4700                          .0000
            7.4700                         .0000

      1511681                              .2500
       95,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1511684                              .2500
      272,000.00                           .0800
            8.1500                         .0000
            7.9000                         .0000
            7.8200                          .0700
            7.7500                         .0000
1



      1511692                              .2500
      170,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .2950
            7.7500                         .0000

      1511701                              .2500
      135,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1511751                              .2500
      260,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1511788                              .2500
      218,124.43                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1511795                              .2500
      183,902.08                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1511797                              .2500
      334,197.42                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1511801                              .2500
      235,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1511803                              .2500
      534,200.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000
1



      1511805                              .2500
      489,900.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1511806                              .2500
      268,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1511826                              .2500
      348,500.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1511851                              .2500
      321,600.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000

      1511859                              .2500
       48,772.64                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .7950
            7.7500                         .0000

      1511870                              .2500
      293,326.72                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1511883                              .2500
      379,803.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         1.1700
            7.7500                         .0000

      1511887                              .2500
       62,960.84                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .2950
            7.7500                         .0000
1



      1511917                              .2500
      340,200.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1511921                              .2500
      322,700.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .7950
            7.7500                         .0000

      1511944                              .2500
      150,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1511946                              .2500
      308,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1511949                              .2500
      300,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1511950                              .2500
      150,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1511951                              .2500
      313,600.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000

      1511953                              .2500
      360,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000
1



      1511955                              .2500
      235,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1511964                              .2500
       80,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1511969                              .2500
      400,000.00                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1511972                              .2500
      580,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1511974                              .2500
      247,500.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1511977                              .2500
      262,500.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1511982                              .2500
      565,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1511985                              .2500
      283,900.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000
1



      1512021                              .2500
      309,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1512039                              .2500
      348,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000

      1512048                              .2500
      500,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1512084                              .2500
      283,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1512165                              .2500
      336,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1512173                              .2500
      187,500.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1512177                              .2500
      347,250.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1512178                              .2500
      243,200.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000
1



      1512188                              .2500
      183,200.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1512194                              .2500
      260,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1512202                              .2500
      340,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1512212                              .2500
      304,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .0000
            7.4700                         .0000

      1512221                              .2500
      350,500.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1512227                              .2500
      215,200.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1512236                              .2500
      190,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1512267                              .2500
      263,787.04                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000
1



      1512269                              .2500
       87,500.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1512320                              .2500
      323,777.02                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .0000
            7.5950                         .0000

      1512321                              .2500
      288,000.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1512325                              .2500
      264,800.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1512378                              .2500
      119,929.15                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1512379                              .2500
      261,350.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1512418                              .2500
      204,000.00                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1512440                              .2500
      125,100.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000
1



      1512473                              .2500
      146,700.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1512478                              .2500
      273,600.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1512488                              .2500
       95,938.78                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1512491                              .2500
      272,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1512493                              .2500
      311,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1512495                              .2500
      224,860.14                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1512496                              .2500
      243,840.32                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000

      1512502                              .2500
      170,400.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000
1



      1512503                              .2500
      236,700.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1512550                              .2500
      250,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1512551                              .2500
      239,600.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1512557                              .2500
      234,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1512559                              .2500
      270,000.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1512562                              .2500
      300,000.00                           .0300
            9.6250                         .0000
            9.3750                         .0000
            9.3450                         1.5950
            7.7500                         .0000

      1512563                              .2500
      460,000.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1512568                              .2500
      249,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .0000
            7.5450                         .0000
1



      1512583                              .2500
      380,000.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000

      1512588                              .2500
      114,750.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1512607                              .2500
       73,200.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1512669                              .2500
      220,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000

      1512670                              .2500
      255,852.71                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1512677                              .2500
       56,966.35                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1512718                              .2500
      286,500.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1512720                              .2500
      152,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000
1



      1512731                              .2500
      363,146.30                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1512733                              .2500
      279,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1512734                              .2500
      224,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1512781                              .2500
      300,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .0000
            7.7200                         .0000

      1512786                              .2500
      369,800.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1512795                              .2500
      252,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1512821                              .2500
      203,200.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1512822                              .2500
      299,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000
1



      1512914                              .2500
      246,350.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1512923                              .2500
      108,938.89                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1512932                              .2500
       50,000.00                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1512935                              .2500
      225,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1512937                              .2500
      314,900.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1512967                              .2500
      277,600.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1512969                              .2500
      252,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1512986                              .2500
      251,250.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .2950
            7.7500                         .0000
1



      1512992                              .2500
      342,400.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1513074                              .2500
      270,000.00                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                          .0000
            7.0950                         .0000

      1513078                              .2500
      270,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1513124                              .2500
      207,633.53                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .7950
            7.7500                         .0000

      1513135                              .2500
      267,900.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1513139                              .2500
      138,600.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

  TOTAL NUMBER OF LOANS:     1340
  TOTAL BALANCE........:        364,183,311.55



  RUN ON     : 07/25/96            RFC DISCLOSURE SYSTEM      RFFSDFIX-01
  AT         : 09.14.25            INITIAL SECURITY FEES      AMORTIZED BALANCE
  SERIES     : RFMSI I 1996-S16     FIXED SUMMARY REPORT      CUTOFF : 07/01/96
  POOL       : 0004214
             :
             :
  POOL STATUS: F

                                   WEIGHTED AVERAGES      FROM         TO
- -------------------------------------------------------------------------------
  CURR NOTE RATE                        8.5992            7.1250      9.6250
  RFC NET RATE                          8.3483            6.8750      9.3750
  NET MTG RATE(INVSTR RATE)             8.3120            6.8450      9.3450
  POST STRIP RATE                       7.7262            6.8450      7.7500
  SUB SERV FEE                           .2510             .2500      1.7000
  MSTR SERV FEE                          .0363             .0300       .0800
  ALL EXP                                .0000             .0000       .0000
  MISC EXP                               .0000             .0000       .0000
  SPREAD                                 .5858             .0000      1.5950
  STRIP                                  .0000             .0000       .0000







  TOTAL NUMBER OF LOANS:  1340
  TOTAL BALANCE........:     364,183,311.55


                             ***************************
                             *      END OF REPORT      *
                             ***************************

                                   EXHIBIT G

                        FORM OF SELLER/SERVICER CONTRACT


     This Seller/Servicer Contract (as may be amended, supplemented or otherwise modified from time to time, this "Contract") is made this _________ day of _______, 19____, by and between Residential Funding Corporation, its successors and assigns ("Residential Funding") and _____________________ (the "Seller/Servicer," and, together with Residential Funding, the "parties" and each, individually, a "party").

     WHEREAS, the Seller/Servicer desires to sell Loans to, and/or service Loans for, Residential Funding, and Residential Funding desires to purchase Loans from the Seller/Servicer and/or have the Seller/Servicer service various of its Loans, pursuant to the terms of this Contract and the Residential Funding Seller and Servicer Guides incorporated herein by reference, as amended, supplemented or otherwise modified, from time to time (together, the "Guides").

     NOW, THEREFORE, in consideration of the premises, and the terms, conditions and agreements set forth below, the parties agree as follows:

1.   Incorporation of Guides by Reference.

     The Seller/Servicer acknowledges that it has received and read the Guides. All provisions of the Guides are incorporated by reference into and made a part of this Contract, and shall be binding upon the parties; provided, however, that
                                                         --------  -------
the Seller/Servicer shall be entitled to sell Loans to and/or service Loans for Residential Funding only if and for so long as it shall have been authorized to do so by Residential Funding in writing. Specific reference in this Contract to particular provisions of the Guides and not to other provisions does not mean that those provisions of the Guides not specifically cited in this Contract are not applicable. All terms used herein shall have the same meanings as such terms have in the Guides, unless the context clearly requires otherwise.

2.   Amendments.

     This Contract may not be amended or modified orally, and no provision of this Contract may be waived or amended except in writing signed by the party against whom enforcement is sought.

Such a written waiver or amendment must expressly reference this Contract. However, by their terms, the Guides may be amended or supplemented by Residential Funding from time to time. Any such amendment(s) to the Guides shall be binding upon the parties hereto.

3.   Representations and Warranties.

     a.   Reciprocal Representations and Warranties.

          The Seller/Servicer and Residential Funding each represents and warrants to the other that as of the date of this Contract:

          (1) Each party is duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization, is qualified, if necessary, to do business and in good standing in each jurisdiction in which it is required to be so qualified, and has the requisite power and authority to enter into this Contract and all other agreements which are contemplated by this Contract and to carry out its obligations hereunder and under the Guides and under such other agreements.

          (2) This Contract has been duly authorized, executed and delivered by each party and constitutes a valid and legally binding agreement of each party enforceable in accordance with its terms.

          (3) There is no action, proceeding or investigation pending or threatened, and no basis therefor is known to either party, that could affect the validity or prospective validity of this Contract.

          (4) Insofar as its capacity to carry out any obligation under this Contract is concerned, neither party is in violation of any charter, articles of incorporation, bylaws, mortgage, indenture, indebtedness, agreement, instrument, judgment, decree, order, statute, rule or regulation and none of the foregoing adversely affects its capacity to fulfill any of its obligations under this Contract. Its execution of, and performance pursuant to, this Contract will not result in a violation of any of the foregoing.

     b.   Seller/Servicer's Representations, Warranties and Covenants.

In addition to the representations, warranties and covenants made by the Seller/Servicer pursuant to subparagraph (a) of this paragraph 3, the Seller/Servicer makes the representations, warranties and covenants set forth in the Guides and, upon request, agrees to deliver to Residential Funding the certified Resolution of Board of Directors which authorizes the execution and delivery of this Contract.

4.   Remedies of Residential Funding.

     If an Event of Seller Default or an Event of Servicer Default shall occur, Residential Funding may, at its option, exercise one or more of those remedies set forth in the Guides.

5.   Seller/Servicer's Status as Independent Contractor.

     At no time shall the Seller/Servicer represent that it is acting as an agent of Residential Funding. The Seller/Servicer shall, at all times, act as an independent contractor.

6.   Prior Agreements Superseded.

     This Contract restates, amends and supersedes any and all prior Seller Contracts or Servicer Contracts between the parties except that any subservicing agreement executed by the Seller/Servicer in connection with any loan-security exchange transaction shall not be affected.

7.   Assignment.

     This Contract may not be assigned or transferred, in whole or in part, by the Seller/Servicer without the prior written consent of Residential Funding. Residential Funding may sell, assign, convey, hypothecate, pledge or in any other way transfer, in whole or in part, without restriction, its rights under this Contract and the Guides with respect to any Commitment or Loan.

8.   Notices.

     All notices, requests, demands or other communications that are to be given under this Contract shall be in writing, addressed to the appropriate parties and sent by telefacsimile or by overnight courier or by United States mail, postage prepaid, to the addresses and telefacsimile numbers specified below. However, another name, address and/or telefacsimile number may be substituted by the Seller/Servicer pursuant to the requirements of this paragraph 8, or Residential Funding pursuant to an amendment to the Guides.

If to Residential Funding, notices must be sent to the appropriate address or telefacsimile number specified in the Guides.

If to the Seller/Servicer, notice must be sent to:

     -----------------------------------

     -----------------------------------

     -----------------------------------

     Attention:
               -----------------------------------

     Telefacsimile Number:  (___) ___-____

9.   Jurisdiction and Venue.

     Each of the parties irrevocably submits to the jurisdiction of any state or federal court located in Hennepin County, Minnesota, over any action, suit or proceeding to enforce or defend any right under this Contract or otherwise arising from any loan sale or servicing relationship existing in connection with this Contract, and each of the parties irrevocably agrees that all claims in respect of any such action or proceeding may be heard or determined in such state or federal court. Each of the parties irrevocably waives the defense of an inconvenient forum to the maintenance of any such action or proceeding and any other substantive or procedural rights or remedies it may have with respect to the maintenance of any such action or proceeding in any such forum. Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Each of the parties further agrees not to institute any legal actions or proceedings against the other party or any director, officer, employee, attorney, agent or property of the other party, arising out of or relating to this Contract in any court other than as hereinabove specified in this paragraph 9.

10.  Miscellaneous.

     This Contract, including all documents incorporated by reference herein, constitutes the entire understanding between the parties hereto and supersedes all other agreements, covenants, representations, warranties, understandings and communications between the parties, whether written or oral, with respect to the transactions contemplated by this Contract. All paragraph headings contained herein are for convenience only and shall not be construed as part of this Contract. Any provision of this Contract that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction, and, to this end, the provisions hereof are severable. This Contract shall be governed by, and construed and enforced in accordance with, applicable federal laws and the laws of the State of Minnesota.

     IN WITNESS WHEREOF, the duly authorized officers of the Seller/Servicer and Residential Funding have executed this Seller/Servicer Contract as of the date first above written.

ATTEST:                       SELLER/SERVICER

[Corporate Seal]


                              ----------------------------------------
                                             (Name of Seller/Servicer)

By:                           By:
    -----------------            -------------------------------------
     (Signature)                             (Signature)


                              By:
    -----------------            -------------------------------------
     (Typed Name)                            (Typed Name)


Title:                        Title:
      -----------------             ----------------------------------


================================================================================

ATTEST:                       RESIDENTIAL FUNDING CORPORATION

By:                           By:
    -----------------            -------------------------------------
     (Signature)                             (Signature)


                              By:
    -----------------            -------------------------------------
     (Typed Name)                            (Typed Name)


Title:                        Title:
      -----------------             ----------------------------------

                                   EXHIBIT H
                          FORMS OF REQUEST FOR RELEASE

DATE:

TO:

RE:       REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
Borrower Name(s):
Reason for Document Request: (circle one)  Mortgage Loan
Prepaid in Full

                                    Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."


- -------------------------
Residential Funding Corporation
Authorized Signature

*******************************************************************************

TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

          Enclosed Documents: [ ] Promissory Note
                              [ ] Primary Insurance Policy
                              [ ] Mortgage or Deed of Trust
                              [ ] Assignment(s) of Mortgage or
                                  Deed of Trust
                              [ ] Title Insurance Policy
                              [ ] Other:

- ----------------------
Name

- ----------------------
Title

- ----------------------
Date

                                  EXHIBIT I-1

                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF     )
             : ss.:
COUNTY OF    )

          [NAME OF OFFICER], being first duly sworn, deposes and says:

          1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Mortgage Pass-Through Certificates, Series 1996-S16, Class R (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of __________________] [the United States], on behalf of which he makes this affidavit and agreement.

          2. That the Owner (i) is not and will not be a "disqualified organization" as of [date of transfer] within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R Certificates, and (iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

          3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations under the Code, that applies to all transfers of Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

          4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R Certificates if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

          [5. The Purchaser is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or an investment manager, named fiduciary or a trustee of any such plan, or any other Person acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such plan.]

          6. That the Owner is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

          7. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.02(f) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section 5.02(f) which authorize the

                                     I-1-2

Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(f)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

          8. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

          9. The Owner's Taxpayer Identification Number is ______________.

          10. This affidavit and agreement relates only to the Class R Certificates held by the Owner and not to any other holder of the Class R Certificates. The Owner understands that the liabilities described herein relate only to the Class R Certificates.

          11. That no purpose of the Owner relating to the transfer of any of the Class R Certificates by the Owner is or will be to impede the assessment or collection of any tax.

          12. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R Certificate that the Owner intends to pay taxes associated with holding such Class R Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificate.

          13. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.

          14. The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income

                                     I-1-3
from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

                                     I-1-4

          IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ____ day of _______________, 199__.

                                 [NAME OF OWNER]


                                 By:
                                    ------------------------------------
                                 [Name of Officer]
                                 [Title of Officer]
[Corporate Seal]

ATTEST:



- --------------------------
[Assistant] Secretary



          Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

          Subscribed and sworn before me this ____ day of ________________, 199__.




                              ---------------------------------------
                              NOTARY PUBLIC

                              COUNTY OF
                                        -----------------------------
                              STATE OF
                                       ------------------------------
                              My Commission expires the      day of
                                                        ----
                                             , 19  .
                              ---------------    --

                                     I-1-5

                                  EXHIBIT I-2

                         FORM OF TRANSFEROR CERTIFICATE


                                 __________________, 19__


Residential Funding Mortgage
  Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

Bankers Trust Company
Four Albany Street
New York, New York  10006

Attention:  Residential Funding Corporation Series 1996-S16

          Re:  Mortgage Pass-Through Certificates,
               Series 1996-S16, Class R
               -----------------------------------

Ladies and Gentlemen:

          This letter is delivered to you in connection with the transfer by _______________________________ (the "Seller") to
_______________________________ (the "Purchaser") of $_____________ Initial
Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 1996-S16, Class R (the "Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of July 1, 1996 among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and Bankers Trust Company, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

          1. No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

          2. The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit I-1. The Seller does not know or believe that any representation contained therein is false.

          3. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class R Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

          4. The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.

                                 Very truly yours,




                                 -----------------------------------
                                 (Seller)


                                 By:
                                    --------------------------------
                                 Name:
                                      ------------------------------
                                 Title:
                                       -----------------------------

                                     I-2-2

                                   EXHIBIT J

                     FORM OF INVESTOR REPRESENTATION LETTER

                        ______________, 19__

Residential Funding Mortgage
  Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN 55437

Bankers Trust Company
Four Albany Street
New York, New York  10006

Attention:  Residential Funding Corporation Series 1996-S16

          RE:  Mortgage Pass-Through Certificates,
               Series 1996-S16, [Class B-]
               -----------------------------

Ladies and Gentlemen:

          _________________________ (the "Purchaser") intends to purchase from
___________________________ (the "Seller") $_____________ Initial Certificate
Principal Balance of Mortgage Pass-Through Certificates, Series 1996-S16, Class __ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of July 1, 1996 among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and Bankers Trust Company, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

          1. The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and

Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

          2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

          3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

          4. The Purchaser has been furnished with, and has had an opportunity to review (a) [a copy of the Private Placement Memorandum, dated ___________________, 19__, relating to the Certificates (b)] a copy of the Pooling and Servicing Agreement and [b] [c] such other information concerning the Certificates, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Company, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Company solely for use in connection with the Original Sale and the Company did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Company with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with
(a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

    5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

               [6.    The Purchaser

          (a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan; or

          (b) is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Section III of PTCE 95-60.]

                                 Very truly yours,


                                 -----------------------------------


                                 By:
                                    --------------------------------
                                 Name:
                                      ------------------------------
                                 Title:
                                       -----------------------------

                                   EXHIBIT K

                    FORM OF TRANSFEROR REPRESENTATION LETTER



                                  _________, 19__


Residential Funding Mortgage
  Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN 55437

Bankers Trust Company
Four Albany Street
New York, New York  10006

Attention: Residential Funding Corporation Series 1996-S16

          Re:  Mortgage Pass-Through Certificates,
               Series 1996-S16, [Class B-]
               -------------------------------

Ladies and Gentlemen:

          In connection with the sale by _____________(the "Seller") to __________________ (the "Purchaser") of $___________ Initial Certificate
Principal Balance of Mortgage Pass-Through Certificates, Series 1996-S16, Class
  (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement
- -
(the "Pooling and Servicing Agreement"), dated as of July 1, 1996 among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and Bankers Trust Company, as trustee (the "Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

          Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                                 Very truly yours,


                                 -----------------------------------
                                 (Seller)


                                 By:
                                    --------------------------------
                                 Name:
                                      ------------------------------
                                 Title:
                                       -----------------------------

                                   EXHIBIT L

                 [FORM OF RULE 144A INVESTMENT REPRESENTATION]


            Description of Rule 144A Securities, including numbers:
                _______________________________________________
                _______________________________________________
                _______________________________________________
                _______________________________________________


          The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

          1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

          2. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Master Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement"), dated as of July 1, 1996 among Residential Funding Corporation as Master Servicer, Residential Funding Mortgage Securities I, Inc. as depositor pursuant to Section 5.02 of the Agreement and Bankers Trust Company, as trustee, as follows:

          a. The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

          b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

          c. The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

          d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

          e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or
(ii) pursuant to another exemption from registration under the 1933 Act.

          [3.  The Buyer

          a. is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan; or

          b. is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Section III of PTCE 95-60.]

          4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

          IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.


- --------------------------------      --------------------------------
Print Name of Seller                  Print Name of Buyer

By:                                   By:
   -----------------------------         -----------------------------
  Name:                                 Name:
  Title:                                Title:

Taxpayer Identification:                Taxpayer Identification:

No.                                   No.
   -----------------------------         -----------------------------

Date:                                 Date:
     ---------------------------           ---------------------------

                                                            ANNEX 1 TO EXHIBIT L
                                                            --------------------


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
            --------------------------------------------------------

            [For Buyers Other Than Registered Investment Companies]

       The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

       1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

       2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $______________________ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

  ___  Corporation, etc.  The Buyer is a corporation (other than a bank, savings
       -----------------
and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

___    Bank.  The Buyer (a) is a national bank or banking institution organized
       ----
under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is
                                                           ------------------
attached hereto.
- ---------------

___    Savings and Loan.  The Buyer (a) is a savings and loan association,
       ----------------
building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

___    Broker-Dealer.  The Buyer is a dealer registered pursuant to Section 15
       -------------
of the Securities Exchange Act of 1934.

___    Insurance Company.  The Buyer is an insurance company whose primary and
       -----------------
predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

___    State or Local Plan.  The Buyer is a plan established and maintained by a
       -------------------
State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

___    ERISA Plan.  The Buyer is an employee benefit plan within the meaning of
       ----------
Title I of the Employee Retirement Income Security Act of 1974.

___    Investment Adviser.   The Buyer is an investment adviser registered under
       ------------------
the Investment Advisers Act of 1940.

  ___  SBIC.  The Buyer is a Small Business Investment Company licensed by the
       ----
U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

  ___  Business Development Company.  The Buyer is a business development
       ----------------------------
company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

  ___  Trust Fund.  The Buyer is a trust fund whose trustee is a bank or trust
       ----------
company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

       3. The term "securities" as used herein does not include (i) securities
                    ----------                 ----------------
of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,
(iii) bank deposit notes and certificates of deposit, (iv) loan participations,
(v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

       4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

       5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

  ___    ___        Will the Buyer be purchasing the Rule 144A
  Yes    No         Securities only for the Buyer's own account?

       6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

       7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.

                                -------------------------------------------
                                Print Name of Buyer

                                By:
                                     --------------------------------------
                                     Name:
                                     Title:

                                Date:
                                     --------------------------------

                                                            ANNEX 2 TO EXHIBIT L
                                                            --------------------


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
            --------------------------------------------------------

             [For Buyers That Are Registered Investment Companies]


          The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

          1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

          2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

____    The Buyer owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

____    The Buyer is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

          3.  The term "Family of Investment Companies" as used herein means two
                        ------------------------------
or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

          4.  The term "securities" as used herein does not include (i)
                        ----------
securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

          5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

          6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                        -----------------------------------
                                        Print Name of Buyer


                                        By:
                                           --------------------------------
                                           Name:
                                                ---------------------------
                                           Title:
                                                 --------------------------

                                        IF AN ADVISER:

                                        -----------------------------------
                                        Print Name of Buyer


                                        Date:
                                             ------------------------------

                                   EXHIBIT M

                  [TEXT OF AMENDMENT TO POOLING AND SERVICING
                  AGREEMENT PURSUANT TO SECTION 12.01(E) FOR A
                               LIMITED GUARANTY]


                                  ARTICLE XII

            Subordinate Certificate Loss Coverage; Limited Guaranty

          Section 12.01.  Subordinate Certificate Loss Coverage; Limited
                          ----------------------------------------------
Guaranty.  (a) Subject to subsection (c) below, prior to the later of the third
- --------
Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether it or any Subservicer will be entitled to any reimbursement pursuant to Section 4.02(a) on such Distribution Date for Advances or Subservicer Advances previously made, (which will not be Advances or Subservicer Advances that were made with respect to delinquencies which were subsequently determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses) and, if so, the Master Servicer shall demand payment from Residential Funding of an amount equal to the amount of any Advances or Subservicer Advances reimbursed pursuant to
Section 4.02(a), to the extent such Advances or Subservicer Advances have not been included in the amount of the Realized Loss in the related Mortgage Loan, and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a).

          (b) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether any Realized Losses (other than Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses) will be allocated to the Class B Certificates on such Distribution Date pursuant to Section 4.05, and, if so, the Master Servicer shall demand payment from Residential Funding of the amount of such Realized Loss and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a); provided, however, that the amount of such demand in respect of any Distribution
- --------  -------
Date shall in no event be greater than the sum of (i) the additional amount of Accrued Certificate Interest that would have been paid for the Class B Certificateholders on such Distribution Date had such Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the Certificate Principal Balances of the Class B Certificates on such Distribution Date due to such Realized Loss or Losses. Notwithstanding such payment, such Realized Losses shall be deemed to have been borne by the Certificateholders for purposes of Section 4.05. Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses allocated to the Class B Certificates will not be covered by the Subordinate Certificate Loss Obligation.

          (c) Demands for payments pursuant to this Section shall be made prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date by the Master Servicer with written notice thereof to the Trustee. The maximum amount that Residential Funding shall be required to pay pursuant to this Section on any Distribution Date (the "Amount Available") shall be equal to the lesser of (X) ______________ minus the sum of (i) all previous payments made under subsections (a) and (b) hereof and (ii) all draws under the Limited Guaranty made in lieu of such payments as described below in subsection (d) and (Y) the then outstanding Certificate Principal Balances of the Class B Certificates, or such lower amount as may be established pursuant to
Section 12.02. Residential Funding's obligations as described in this Section are referred to herein as the "Subordinate Certificate Loss Obligation."

          (d) The Trustee will promptly notify General Motors Acceptance Corporation of any failure of Residential Funding to make any payments hereunder and shall demand payment pursuant to the limited guaranty (the "Limited Guaranty"), executed by General Motors Acceptance Corporation, of Residential Funding's obligation to make payments pursuant to this Section, in an amount equal to the lesser of (i) the Amount Available and (ii) such required payments, by delivering to General Motors Acceptance Corporation a written demand for payment by wire transfer, not later than the second Business Day prior to the Distribution Date for such month, with a copy to the Master Servicer.

          (e) All payments made by Residential Funding pursuant to this Section or amounts paid under the Limited Guaranty shall be deposited directly in the Certificate Account, for distribution on the Distribution Date for such month to the Class B Certificateholders.

          (f) The Company shall have the option, in its sole discretion, to substitute for either or both of the Limited Guaranty or the Subordinate Certificate Loss Obligation another instrument in the form of a corporate guaranty, an irrevocable letter of credit, a surety bond, insurance policy or similar instrument or a reserve fund; provided that (i) the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that obtaining such substitute corporate guaranty, irrevocable letter of credit, surety bond, insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under
Section 860(F)(a)(1) of the Code or on "contributions after the startup date" under Section 860(G)(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding, and (ii) no such substitution shall be made unless (A) the substitute Limited Guaranty or Subordinate Certificate Loss Obligation is for an initial amount not less than the then current Amount Available and contains provisions that are in all material respects equivalent to the original Limited Guaranty or Subordinate Certificate Loss Obligation (including that no portion of the fees, reimbursements or other obligations under any such instrument will be borne by the Trust Fund), (B) the long term debt obligations of any obligor of any substitute Limited Guaranty or Subordinate Certificate Loss Obligation (if not supported by the Limited Guaranty) shall be rated at least the lesser of (a) the rating of the long term debt obligations of General Motors Acceptance Corporation as of the date of issuance of the Limited Guaranty and (b) the rating of the long term debt obligations of General Motors Acceptance Corporation at the date of such substitution and (C) the Company obtains written confirmation from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company that such substitution shall not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency. Any replacement of the Limited Guaranty or Subordinate Certificate Loss Obligation pursuant to this Section shall be accompanied by a written Opinion of Counsel to the substitute guarantor or obligor, addressed to the Master Servicer and the Trustee, that such substitute instrument constitutes a legal, valid and binding obligation of the substitute guarantor or obligor, enforceable in accordance with its terms, and concerning such other matters as the Master Servicer and the Trustee shall reasonably request. Neither the Company, the Master Servicer nor the Trustee shall be obligated to substitute for or replace the Limited Guaranty or Subordinate Certificate Loss Obligation under any circumstance.

          Section 12.02.  Amendments Relating to the Limited Guaranty.
                          -------------------------------------------
Notwithstanding Sections 12.01 or 12.01: (i) the provisions of this Article XII may be amended, superseded or deleted, (ii) the Limited Guaranty or Subordinate Certificate Loss Obligation may be amended, reduced or canceled, and (iii) any other provision of this Agreement which is related or incidental to the matters described in this Article XII may be amended in any manner; in each case by written instrument executed or consented to by the Company and Residential Funding but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of, the Master Servicer or the Trustee, as applicable; provided that the Company shall also obtain a letter from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company to the effect that such amendment, reduction, deletion or cancellation will not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and
(b) the original rating assigned to the Class B Certificates by such rating agency, unless (A) the Holder of 100% of the Class B Certificates is Residential Funding or an Affiliate of Residential Funding, or (B) such amendment, reduction, deletion or cancellation is made in accordance with Section 12.01(e) and, provided further that the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision), in the case of a material amendment or supersession (but not a reduction, cancellation or deletion of the Limited Guaranty or the Subordinate Certificate Loss Obligation), an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment or supersession will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or
(b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. A copy of any such instrument shall be provided to the Trustee and the Master Servicer together with an Opinion of Counsel that such amendment complies with this Section 12.02.

                                   EXHIBIT N

                           [FORM OF LIMITED GUARANTY]

                                LIMITED GUARANTY

                RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

                       Mortgage Pass-Through Certificates
                                Series 1996-S16


                                                                      , 199
                                                    ------------------     --



Bankers Trust Company
Four Albany Street
New York, New York  10006

Attention:  Residential Funding Corporation Series 1996-S16

Ladies and Gentlemen:

          WHEREAS, Residential Funding Corporation, a Delaware corporation ("Residential Funding"), an indirect wholly-owned subsidiary of General Motors Acceptance Corporation, a New York corporation ("GMAC"), plans to incur certain obligations as described under Section 12.01 of the Pooling and Servicing Agreement dated as of July 1, 1996 (the "Servicing Agreement"), among Residential Funding Mortgage Securities I, Inc. (the "Company"), Residential Funding and Bankers Trust Company (the "Trustee") as amended by Amendment No. ___ thereto, dated as of ________, with respect to the Mortgage Pass-Through Certificates, Series 1996-S16 (the "Certificates"); and

          WHEREAS, pursuant to Section 12.01 of the Servicing Agreement, Residential Funding agrees to make payments to the Holders of the Class B Certificates with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

          WHEREAS, GMAC desires to provide certain assurances with respect to the ability of Residential Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

          NOW THEREFORE, in consideration of the premises herein contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

          1.   Provision of Funds.  (a) GMAC agrees to contribute and deposit in
               ------------------
the Certificate Account on behalf of Residential Funding (or otherwise provide to Residential Funding, or to cause to be made available to Residential Funding), either directly or through a subsidiary, in any case prior to the related Distribution Date, such moneys as may be required by Residential Funding to perform its Subordinate Certificate Loss Obligation when and as the same arises from time to time upon the demand of the Trustee in accordance with
Section 12.01 of the Servicing Agreement.

          (b) The agreement set forth in the preceding clause (a) shall be absolute, irrevocable and unconditional and shall not be affected by the transfer by GMAC or any other person of all or any part of its or their interest in Residential Funding, by any insolvency, bankruptcy, dissolution or other proceeding affecting Residential Funding or any other person, by any defense or right of counterclaim, set-off or recoupment that GMAC may have against Residential Funding or any other person or by any other fact or circumstance. Notwithstanding the foregoing, GMAC's obligations under clause (a) shall terminate upon the earlier of (x) substitution for this Limited Guaranty pursuant to Section 12.01(f) of the Servicing Agreement, or (y) the termination of the Trust Fund pursuant to the Servicing Agreement.

          2.   Waiver.  GMAC hereby waives any failure or delay on the part of
               ------
Residential Funding, the Trustee or any other person in asserting or enforcing any rights or in making any claims or demands hereunder. Any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right. GMAC further waives demand, presentment, notice of default, protest, notice of acceptance and any other notices with respect to this Limited Guaranty, including, without limitation, those of action or nonaction on the part of Residential Funding or the Trustee.

          3.   Modification, Amendment and Termination.  This Limited Guaranty
               ---------------------------------------
may be modified, amended or terminated only by the written agreement of GMAC and the Trustee and only if such modification, amendment or termination is permitted under Section 12.02 of the Servicing Agreement. The obligations of GMAC under this Limited Guaranty shall continue and remain in effect so long as the Servicing Agreement is not modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

          4.   Successor.  Except as otherwise expressly provided herein, the
               ---------
guarantee herein set forth shall be binding upon GMAC and its respective successors.

          5.   Governing Law.  This Limited Guaranty shall be governed by the
               -------------
laws of the State of New York.

          6.   Authorization and Reliance.  GMAC understands that a copy of this
               --------------------------
Limited Guaranty shall be delivered to the Trustee in connection with the execution of Amendment No. 1 to the Servicing Agreement and GMAC hereby authorizes the Company and the Trustee to rely on the covenants and agreements set forth herein.

          7.   Definitions.  Capitalized terms used but not otherwise defined
               -----------
herein shall have the meaning given them in the Servicing Agreement.

          8.   Counterparts.  This Limited Guaranty may be executed in any
               ------------
number of counterparts, each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

          IN WITNESS WHEREOF, GMAC has caused this Limited Guaranty to be executed and delivered by its respective officers thereunto duly authorized as of the day and year first above written.

                                GENERAL MOTORS ACCEPTANCE
                                CORPORATION


                                By:
                                   -------------------------------------
                                Name:
                                     -----------------------------------
                                Title:
                                      ----------------------------------


Acknowledged by:

BANKERS TRUST COMPANY,
  as Trustee

By:
   -------------------------------------
Name:
     -----------------------------------
Title:
      ----------------------------------


RESIDENTIAL FUNDING MORTGAGE
  SECURITIES I, INC.


By:
   -------------------------------------
Name:
     -----------------------------------
Title:
      ----------------------------------

                                   EXHIBIT O

          FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN


                                    __________________, 19____

Residential Funding Mortgage
  Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

Bankers Trust Company
Four Albany Street
New York, New York  10006

Attention:  Residential Funding Corporation Series 1996-S16

          Re:  Mortgage Pass-Through Certificates, Series
               1996-S16 Assignment of Mortgage Loan


Ladies and Gentlemen:

          This letter is delivered to you in connection with the assignment by _________________ (the "Trustee") to _______________________ (the "Lender") of
_______________ (the "Mortgage Loan") pursuant to Section 3.13(d) of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of July 1, 1996 among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and the Trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Lender hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

       (i) the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

      (ii) the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

     (iii) the Mortgage Loan following the proposed assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

      (iv) such assignment is at the request of the borrower under the related Mortgage Loan.

                                 Very truly yours,


                                 -----------------------------------
                                 (Lender)


                                 By:
                                    --------------------------------
                                 Name:
                                      ------------------------------
                                 Title:
                                       -----------------------------

                                   EXHIBIT P

                         SCHEDULE OF DISCOUNT FRACTIONS

Schedule of Discount Fractions                  1996-S16

                NET
        PRINCIPAL       MORTGAGE        DISCOUNT        PO
LOAN #  BALANCE RATE    FRACTION        BALANCE
1508694 213,882.56      6.845   0.116774193548  24,975.96
1508733 259,372.53      6.845   0.116774193548  30,288.02
1508796 531,245.38      6.845   0.116774193548  62,035.75
1509813 222,351.49      6.92    0.107096774194  23,813.13
1508734 245,415.34      6.97    0.10064516129   24,699.87
1504230 202,530.31      7.095   0.084516129032  17,117.08
1506111 359,450.44      7.095   0.084516129032  30,379.36
1508779 239,075.56      7.095   0.084516129032  20,205.74
1513074 270,000.00      7.095   0.084516129032  22,819.35
1481896 249,243.36      7.12    0.081290322581  20,261.07
1492341 5,186.57        7.17    0.074838709677  388.16
1492967 407,332.37      7.17    0.074838709677  30,484.23
1493543 148,277.55      7.17    0.074838709677  11,096.90
1497775 241,873.18      7.22    0.068387096774  16,541.00
1499644 248,179.92      7.22    0.068387096774  16,972.30
1505682 271,798.14      7.22    0.068387096774  18,587.49
1506117 284,575.64      7.22    0.068387096774  19,461.30
1508795 401,983.90      7.22    0.068387096774  27,490.51
1508798 301,051.10      7.22    0.068387096774  20,588.01
1509884 338,694.95      7.22    0.068387096774  23,162.36
1509887 284,575.64      7.22    0.068387096774  19,461.30
1494121 242,602.93      7.27    0.061935483871  15,025.73
1508864 60,000.00       7.27    0.061935483871  3,716.13
1471167 533,437.68      7.295   0.058709677419  31,317.95
1491988 98,951.24       7.295   0.058709677419  5,809.40
1509826 233,289.12      7.295   0.058709677419  13,696.33
1501961 244,000.00      7.345   0.052258064516  12,750.97
1509601 281,795.90      7.345   0.052258064516  14,726.11
1497491 49,370.84       7.42    0.042580645161  2,102.24
1501494 619,974.08      7.42    0.042580645161  26,398.90
1509022 273,119.19      7.42    0.042580645161  11,629.59
1509846 391,364.30      7.42    0.042580645161  16,664.54
1509847 278,405.39      7.42    0.042580645161  11,854.68
1511077 296,367.05      7.42    0.042580645161  12,619.50
1511331 261,253.14      7.42    0.042580645161  11,124.33
1502784 299,367.05      7.47    0.036129032258  10,815.84
1504226 231,276.16      7.47    0.036129032258  8,355.78
1504912 308,000.00      7.47    0.036129032258  11,127.74
1505261 218,190.56      7.47    0.036129032258  7,883.01
1505468 358,746.62      7.47    0.036129032258  12,961.17
1507273 252,000.00      7.47    0.036129032258  9,104.52
1508705 283,799.56      7.47    0.036129032258  10,253.40
1508708 515,635.81      7.47    0.036129032258  18,629.42
1508725 311,558.16      7.47    0.036129032258  11,256.29
1508726 411,609.28      7.47    0.036129032258  14,871.04
1508865 80,000.00       7.47    0.036129032258  2,890.32
1508913 858,167.27      7.47    0.036129032258  31,004.75
1509880 301,154.91      7.47    0.036129032258  10,880.44
1511601 245,000.00      7.47    0.036129032258  8,851.61
1511679 193,500.00      7.47    0.036129032258  6,990.97
1512212 304,000.00      7.47    0.036129032258  10,983.23
1474016 286,916.45      7.545   0.026451612903  7,589.40
1492071 64,864.90       7.545   0.026451612903  1,715.78
1497482 61,981.27       7.545   0.026451612903  1,639.50
1505821 213,602.89      7.545   0.026451612903  5,650.14
1508945 600,000.00      7.545   0.026451612903  15,870.97
1512568 249,000.00      7.545   0.026451612903  6,586.45
1508825 504,000.00      7.57    0.023225806452  11,705.81
1480186 259,093.48      7.595   0.02    5,181.87
1486042 330,643.43      7.595   0.02    6,612.87
1495138 449,690.32      7.595   0.02    8,993.81
1498875 255,823.82      7.595   0.02    5,116.48
1499869 219,900.00      7.595   0.02    4,398.00
1500379 339,766.01      7.595   0.02    6,795.32
1500973 279,612.54      7.595   0.02    5,592.25
1504274 211,632.01      7.595   0.02    4,232.64
1504652 363,749.49      7.595   0.02    7,274.99
1505508 327,946.51      7.595   0.02    6,558.93
1506613 400,000.00      7.595   0.02    8,000.00
1508400 239,834.83      7.595   0.02    4,796.70
1508719 549,621.48      7.595   0.02    10,992.43
1508915 225,051.34      7.595   0.02    4,501.03
1509356 248,000.00      7.595   0.02    4,960.00
1509580 286,600.00      7.595   0.02    5,732.00
1509878 532,330.63      7.595   0.02    10,646.61
1509903 304,790.09      7.595   0.02    6,095.80
1509931 399,724.72      7.595   0.02    7,994.49
1509940 235,000.00      7.595   0.02    4,700.00
1512320 323,777.02      7.595   0.02    6,475.54
1503731 321,557.57      7.62    0.016774193548  5,393.87
1504671 95,434.61       7.62    0.016774193548  1,600.84
1448951 253,774.05      7.67    0.010322580645  2,619.60
1494644 217,409.02      7.67    0.010322580645  2,244.22
1500176 61,075.97       7.67    0.010322580645  630.46
1504836 155,765.86      7.67    0.010322580645  1,607.91
1506443 297,600.18      7.67    0.010322580645  3,072.00
1509031 267,120.64      7.67    0.010322580645  2,757.37
1509043 332,776.56      7.67    0.010322580645  3,435.11
1509289 239,600.00      7.67    0.010322580645  2,473.29
1509809 236,519.72      7.67    0.010322580645  2,441.49
1510855 343,302.89      7.67    0.010322580645  3,543.77
1511075 328,057.69      7.67    0.010322580645  3,386.40
1511266 353,812.11      7.67    0.010322580645  3,652.25
1511427 234,260.31      7.67    0.010322580645  2,418.17
1511433 176,092.43      7.67    0.010322580645  1,817.73
1511486 374,495.08      7.67    0.010322580645  3,865.76
1508709 309,369.27      7.7     0.006451612903  1,995.93
1443247 113,373.62      7.72    0.003870967742  438.87
1462274 339,771.87      7.72    0.003870967742  1,315.25
1495077 399,251.93      7.72    0.003870967742  1,545.49
1499687 233,824.26      7.72    0.003870967742  905.13
1503740 227,047.55      7.72    0.003870967742  878.89
1504687 107,427.87      7.72    0.003870967742  415.85
1504835 249,832.25      7.72    0.003870967742  967.09
1505464 251,830.91      7.72    0.003870967742  974.83
1505679 287,856.72      7.72    0.003870967742  1,114.28
1505772 264,443.46      7.72    0.003870967742  1,023.65
1507219 221,301.41      7.72    0.003870967742  856.65
1508366 285,808.10      7.72    0.003870967742  1,106.35
1508699 224,390.05      7.72    0.003870967742  868.61
1508716 134,909.41      7.72    0.003870967742  522.23
1508718 67,034.62       7.72    0.003870967742  259.49
1508739 222,450.08      7.72    0.003870967742  861.1
1508746 239,676.87      7.72    0.003870967742  927.78
1508778 347,056.58      7.72    0.003870967742  1,343.44
1508793 305,020.87      7.72    0.003870967742  1,180.73
1508836 99,932.90       7.72    0.003870967742  386.84
1509876 205,728.39      7.72    0.003870967742  796.37
1509895 323,782.60      7.72    0.003870967742  1,253.35
1509896 491,669.88      7.72    0.003870967742  1,903.24
1509897 265,821.51      7.72    0.003870967742  1,028.99
1509936 213,655.00      7.72    0.003870967742  827.05
1511290 279,200.00      7.72    0.003870967742  1,080.77
1512781 300,000.00      7.72    0.003870967742  1,161.29

        $34,825,108.07  7.312094562045  0.032115749677  $1,118,434.45

                                   EXHIBIT Q

                               COPY OF FSA POLICY

FINANCIAL SECURITY ASSURANCE                    FINANCIAL GUARANTY
                                                INSURANCE POLICY

Trust: As described in Endorsement No. 1        Policy No: 50491-N
Certificates: $33,764,000 Original Principal           Date of Issuance: 7/30/96
Amount Residential Funding Mortgage
Securities I, Inc., Mortgage Pass-Through
Certificates, Series 1996-S16, Class A-9, Class
A-10, Class A-12, Class A-15, Class A-18 and Class A-19.

FINANCIAL SECURITY ASSURANCE INC. ("Financial Security"), for consideration received, hereby UNCONDITIONALLY AND IRREVOCABLY GUARANTEES to the Trustee for the benefit of each Holder, subject only to the terms of this Policy (which includes each endorsement hereto), the full and complete payment of Guaranteed Distributions with respect to the Certificates of the Trust referred to above.

     For the further protection of each Holder, Financial Security irrevocably and unconditionally guarantees payment of the amount of any distribution of principal or Interest with respect to the Certificates made during the Term of this Policy to such Holder that is subsequently avoided in whole or in part as a preference payment under applicable law.

     Payment of any amount required to be paid under this Policy will be made following receipt by Financial Security of notice as described in Endorsement No. 1 hereto:

     Financial Security shall be subrogated to the rights of each Holder to receive distributions with respect to each Certificate held by such Holder to the extent of any payment by Financial Security hereunder.

     Except to the extent expressly modified by Endorsement No. 1 hereto, the following terms shall have the meanings specified for all purposes of this Policy. "Holder" means the registered owner of any Certificate as indicated on the registration books maintained by or on behalf of the Trustee for such purpose or, if the Certificate is in bearer form, the holder of the Certificate. "Trustee", "Guaranteed Distributions" and "Term of this Policy" shall have the meanings set forth in Endorsement No. 1 hereto.

     This Policy sets forth in full the undertaking of Financial Security, and shall not be modified, altered or affected by any other agreement or instrument, including any modification or amendment thereto. Except to the extent expressly modified by an endorsement hereto, the premiums paid in respect of this Policy are nonrefundable for any reason whatsoever. This Policy may not be canceled or revoked during the Term of this Policy. An acceleration payment shall not be due under this Policy unless such acceleration is at the sole option of Financial Security. THIS POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

     In witness whereof, FINANCIAL SECURITY ASSURANCE INC. has caused this Policy to be executed on its behalf by its Authorized Officer.

                                FINANCIAL SECURITY ASSURANCE INC.



                                BY
                                  --------------------------------
                                     AUTHORIZED OFFICER



A subsidiary of Financial Security Assurance Holdings Ltd.
350 Park Avenue
New York, NY 10022-6022
(212) 826-0100
Form 101NY(5/89)



                              ENDORSEMENT NO. 1 TO
                      FINANCIAL GUARANTY INSURANCE POLICY

FINANCIAL SECURITY                              350 Park Avenue
ASSURANCE INC.                                  New York, New York 10022


TRUST: The Trust Fund held by the Trustee under the Pooling and Servicing Agreement, dated as of July 1, 1996, between Bankers Trust Company, as Trustee, Residential Funding Mortgage Securities I, Inc., and Residential Funding Corporation, as Master Servicer.

CERTIFICATES:      $33,764,000 Original Principal Amount Residential Funding
                   Mortgage Securities I, Inc.Mortgage Pass-Through
                   Certificates, Series 1996-S16, Class A-9, Class A-10,
                   Class A-12, Class A-15, Class A-18 and Class A-19.

Policy No.:        50491-N
Date of Issuance:  July 30, 1996

1.   Definitions.  For all purposes of this Policy, the terms specified below
     -----------
shall have the meanings or constructions provided below. Capitalized terms used herein and not otherwise defined herein shall have the meanings provided in the Pooling and Servicing Agreement unless the context shall otherwise require.

     "Accrued Certificate Interest" has the meaning set forth in the Pooling and
      ----------------------------
Servicing Agreement, provided, however, that, for all purposes of this Policy,
                     --------  -------
Accrued Certificate Interest on the Certificates will be deemed to include any portion of the amounts allocated to the Certificates described in clause (i) of the definition thereof (to the extent such amounts are not offset by payments made by the Master Servicer or from the Insured Reserve Withdrawal); clauses
(ii) and (iii) of the definition thereof; and clause (iv) of the definition thereof (in each case, to the extent such shortfalls are not covered by the subordination provided by the Class M and Class B Certificates and provided that such shortfalls shall not include interest not collectible pursuant to the Soldiers' and Sailors' Relief Act of 1940).

     "Business Day" means any day other than (i) a Saturday or Sunday, or (ii) a
      ------------
day on which banking institutions in the City of New York, the State of Michigan, the State of California or the State of Illinois (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are authorized or obligated by law or executive order to be closed.

     "Guaranteed Distributions" means, with respect to each Distribution Date,
      ------------------------
the distribution to be made to Holders of the Certificates in an aggregate amount equal to the sum of (1) the Accrued Certificate Interest thereon and (2) the principal portion of any Realized Losses allocable to the Certificates on such Distribution Date, and (3) the Certificate Principal Balances of the Certificates to the extent unpaid on the final Distribution Date or earlier termination of the Trust Fund pursuant to the terms of the Pooling and Servicing Agreement, in accordance with the original terms of the Certificates when issued and without regard to any amendment or modification of the Certificates or the Pooling and Servicing Agreement except amendments or modifications to which Financial Security has given its prior written consent. Guaranteed Distributions shall not include, nor shall coverage be provided under this Policy in respect of, any taxes, withholding or other charge imposed by any governmental authority.

     "Policy" means this Financial Guaranty Insurance Policy and includes each
      ------
endorsement thereto.

     "Pooling and Servicing Agreement" means the Pooling and Servicing
      -------------------------------
Agreement, dated as of July 1, 1996 among Bankers Trust Company, as Trustee, Residential Funding Mortgage Securities I, Inc., and Residential Funding Corporation, as Master Servicer relating to the Certificates.

     "Receipt" and "Received" mean actual delivery to Financial Security and to
      -------       --------
the Fiscal Agent (as defined below), if any, prior to 12:00 noon, New

York City time, on a Business Day; delivery either on a day that is not a Business Day, or after 12:00 noon, New York City time, shall be deemed to be receipt on the next succeeding Business Day. If any notice or certificate given hereunder by the Trustee is not in proper form or is not properly completed, executed or delivered, it shall be deemed not to have been Received, and Financial Security or its Fiscal Agent shall promptly so advise the Trustee and the Trustee may submit an amended notice.

     "Term of This Policy" means the period from and including the Date of
      -------------------
Issuance to and including the date on which the Certificate Principal Balance on the Certificates is zero.

     "Trustee" means Bankers Trust Company in its capacity as Trustee under the
      -------
Pooling and Servicing Agreement and any successor in such capacity.

2.   Deletions from Policy.  The second paragraph of the Financial Guaranty
     ---------------------
Insurance Policy to which this Endorsement relates (regarding Policy payments subsequently avoided in whole or in part as a preference payment under applicable law) is hereby deleted.

3.   Notices and Conditions to Payment in Respect of Guaranteed Distributions.
     ------------------------------------------------------------------------
Following Receipt by Financial Security of a notice and certificate from the Trustee in the form attached as Exhibit A to this Endorsement, Financial Security will pay any amount payable hereunder in respect of Guaranteed Distributions out of the funds of Financial Security on the later to occur of
(a) 12:00 noon, New York City time, on the Business Day following such Receipt; and (b) 12:00 noon, New York City time, on the Distribution Date to which such claim relates. Payments due hereunder in respect of Guaranteed Distributions will be disbursed by wire transfer of immediately available funds to the FSA Policy Payments Account established pursuant to the Pooling and Servicing Agreement or, if no such FSA Policy Payments Account has been established, to the Trustee for deposit to the Certificate Account.

     Financial Security shall be entitled to pay, at any time after a claim is made under the Policy, any amount hereunder in respect of Guaranteed Distributions, including any acceleration payment, whether or not any notice and certificate shall have been Received by Financial Security as provided above. Financial Security shall be entitled to pay hereunder any amount in respect of Guaranteed Distributions on an accelerated basis, at any time after a claim is made under the Policy, or from time to time, in whole or in part, prior to the scheduled date of payment thereof; Guaranteed Distributions insured hereunder shall not include interest, in respect of principal paid hereunder on an accelerated basis, accruing from after the date of such payment of principal. Financial Security's obligations hereunder in respect of Guaranteed Distributions shall be discharged to the extent funds are disbursed by Financial Security as provided herein whether or not such funds are properly applied by the Trustee.

4.   Governing Law.  This Policy shall be governed by and construed in
     -------------
accordance with the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

5.   Fiscal Agent.  At any time during the Term of this Policy, Financial
     ------------
Security may appoint a fiscal agent (the "Fiscal Agent") for purposes of this Policy by written notice to the Trustee at the notice address specified in the Pooling and Servicing Agreement specifying the name and notice address of the Fiscal Agent. From and after the date of receipt of such notice by the Trustee,
(i) copies of all notices and documents required to be delivered to Financial Security pursuant to this Policy shall be simultaneously delivered to the Fiscal Agent and to Financial Security and shall not be deemed Received until Received by both and (ii) all payments required to be made by Financial Security under this Policy may be made directly by Financial Security or by the Fiscal Agent on behalf of Financial Security. The Fiscal Agent is the agent of Financial Security only and the Fiscal Agent shall in no event be liable to any Holder for any acts of the Fiscal Agent or any failure of Financial Security to deposit, or cause to be deposited, sufficient funds to make payments due under this Policy.

6.   Waiver of Defenses.  To the fullest extent permitted by applicable law,
     ------------------
Financial Security agrees not to assert, and hereby waives, for the benefit of each Holder of any Certificates, all rights (whether by counterclaim, set off or otherwise) and defenses (including, without limitation, the defense of fraud), whether acquired by subrogation, assignment or otherwise, to the extent that such rights and defenses may be available to Financial Security to avoid payment of its obligations under this Policy in accordance with the express provisions of this Policy.

7.   Notices.  All notices to be given hereunder shall be in writing (except as
     -------
otherwise specifically provided herein) and shall be mailed by registered mail or personally delivered or telecopied to Financial Security as follows:

     Financial Security Assurance Inc.
     350 Park Avenue
     New York, New York  10022
     Attention:  Senior Vice President
                   - Surveillance
     Telecopy No.:  (212) 339-3518
                    (212) 826-0100

Financial Security may specify a different address or addresses by writing mailed or delivered to the Trustee.

8.   Priorities.  In the event any term or provision of the face of this Policy
     ----------
is inconsistent with the provisions of this Endorsement, the provisions of this Endorsement shall take precedence and shall be binding.

9.   Exclusions From Insurance Guaranty Funds.  This Policy is not covered by
     ----------------------------------------
the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law. This Policy is not covered by the Florida Insurance Guaranty Association created under Part II of Chapter 631 of the Florida Insurance Code. In the event Financial Security were to become insolvent, any claims arising under this Policy are excluded from coverage by the California Insurance Guaranty Association, established pursuant to Article 14.2 of Chapter 1 of Part 2 of Division 1 of the California Insurance Code.

10.  Surrender of Policy.  The Holder shall surrender this Policy to Financial
     -------------------
Security for cancellation upon expiration of the Term of this Policy.


     IN WITNESS WHEREOF, FINANCIAL SECURITY ASSURANCE INC. has caused this Endorsement No. 1 to be executed by its Authorized Officer.

                                FINANCIAL SECURITY ASSURANCE INC.



                                By
                                  ---------------------------------------
                                          Authorized Officer
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                                                                       Exhibit A
                                                                To Endorsement 1


                        NOTICE OF CLAIM AND CERTIFICATE
                        -------------------------------


Financial Security Assurance Inc.
350 Park Avenue
New York, NY  10022

          The undersigned, a duly authorized officer of Bankers Trust Company (the "Trustee"), hereby certifies to Financial Security Assurance Inc. ("Financial Security"), with reference to Financial Guaranty Insurance Policy No. 50491-N dated July 30, 1996 (the "Policy") issued by Financial Security in respect of the Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates, Series 1996-S16, Class A-9, Class A-10, Class A-12, Class A-15, Class A-18 and Class A-19 (the " Certificates"), that:

(i) The Trustee is the Trustee under the Pooling and Servicing Agreement for the Holders of the Certificates.

(ii) The sum of all amounts on deposit (or scheduled to be on deposit) in the Certificate Account (after giving effect to any applications of funds from the Insured Reserve Fund) and available for distribution to the Holders pursuant to the Pooling and Servicing Agreement will be $___________ (the "Shortfall") less than the sum of (a) the Guaranteed Distributions with respect to the Distribution Date ($____________) and (b) the aggregate amount on deposit (or scheduled to be on deposit) in the Certificate Account (after giving effect to any applications of funds from the Certificate Reserve Fund) that will be applied to make payments of principal on the Certificates on such Distribution Date pursuant to the Pooling and Servicing Agreement, but without giving effect to any payments to be made under the Policy.

(iii) The Trustee is making a claim under the Policy for the lesser of (a) the Shortfall and (b) the Guaranteed Distributions with respect to the Distribution Date, to be applied to distributions of principal or interest or both with respect to the Certificates.

(iv) The Trustee agrees that, following receipt of funds from Financial Security, it shall (a) hold such amounts in trust and apply the same directly to the payment of Guaranteed Distributions on the Certificates when due; (b) not apply such funds for any other purpose; (c) not commingle such funds with other funds held by the Trustee and (d) maintain an accurate record of such payments with respect to each Certificate and the corresponding claim on the Policy and proceeds thereof and, if the Certificate is required to be presented for such payment, shall stamp on each such Certificate the legend "$[insert applicable amount] paid by Financial Security and the balance hereof has been canceled and reissued" and then shall deliver such Certificate to Financial Security.

(v) The Trustee, on behalf of the Holders, hereby assigns to Financial Security the rights of the Holders with respect to the Certificates to the extent of any payments under the Policy, including, without limitation, any amounts due to the Holders in respect of securities law violations arising from the offer and sale of the Certificates. The foregoing assignment is in addition to, and not in limitation of, rights of subrogation otherwise available to Financial Security in respect of such payments. The Trustee shall take such action and deliver such instruments as may be reasonably requested or required by Financial Security to effectuate the purpose or provisions of this clause
(v).

(vi) The Trustee, on its behalf and on behalf of the Holders, hereby appoints Financial Security as agent and attorney-in-fact for the Trustee and each such Holder in any legal proceeding with respect to the Certificates. The Trustee hereby agrees that, so long as a Financial Security Default (as defined in the Pooling and Servicing Agreement) shall not exist, Financial Security may at any time during the continuation of any proceeding by or against the Depositor under the United States Bankruptcy Code or any other applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (an "Insolvency Proceeding") direct all matters relating to such Insolvency Proceeding with respect to the Certificates. In addition, the Trustee hereby agrees that Financial Security shall be subrogated to, and the Trustee on its behalf and on behalf of each Holder, hereby delegates and assigns, to the fullest extent permitted by law, the rights of the Trustee and each Holder in the conduct of any Insolvency Proceeding with respect to the Certificates, including, without limitation, all rights of any party to an adversary proceeding or action with respect to any court order issued in connection with any such Insolvency Proceeding.

(vii) Payments should be made by wire transfer directed to [SPECIFY FSA POLICY PAYMENTS ACCOUNT OR CERTIFICATE ACCOUNT].

          Unless the context otherwise requires, capitalized terms used in this Notice of Claim and Certificate and not defined herein shall have the meanings provided in the Policy.

          IN WITNESS WHEREOF, the Trustee has executed and delivered this Notice of Claim and Certificate as of the __________ day of ____________________, ____.



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                                    By:
                                       ----------------------------------
                                    Title:
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For Financial Security or Fiscal Agent Use Only

Wire transfer sent on                 by
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Confirmation Number
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